As filed with the Securities and Exchange Commission on October 31, 2014

Securities Act File No. 333-[            ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

FS ENERGY AND POWER FUND
(Exact name of registrant as specified in declaration of trust)

Cira Centre
2929 Arch Street, Suite 675
Philadelphia, PA 19104
(215) 495-1150
(Address and telephone number, including area code, of principal executive offices)

Michael C. Forman
FS Energy and Power Fund
Cira Centre
2929 Arch Street, Suite 675
Philadelphia, PA 19104
(Name and address of agent for service)

COPIES TO:

James A. Lebovitz Thomas J. Friedmann Dechert LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104 Tel: (215) 994-4000 Fax: (215) 994-2222	Rosemarie A. Thurston, Esq. Martin H. Dozier, Esq. Alston & Bird LLP 1201 West Peachtree Street Atlanta, GA 30309-3424 Tel: (404) 881-7000 Fax: (404) 253-8447

        Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

        If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒

        It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Shares of Beneficial Interest, $0.001 par value per share	86,400,000 Common Shares	$11.00	$950,400,000	$110,437

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 31, 2014

PRELIMINARY PROSPECTUS

Maximum Offering of 86,400,000 Common Shares

          We are a specialty finance company that invests primarily in income-oriented securities of private energy-related companies. Our investment objectives are to generate current income and long-term capital appreciation.

          We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Our investments and activities are managed by FS Investment Advisor, LLC, or FS Advisor, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission, or the SEC, and is an affiliate of ours. FS Advisor has engaged GSO Capital Partners LP, or GSO, to act as our investment sub-adviser.

          Through our affiliate, FS2 Capital Partners, LLC, or the dealer manager, we are offering on a continuous basis up to 86,400,000 of our common shares of beneficial interest, or common shares, in this offering at a current offering price of $11.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that common shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value per share. Therefore, persons who tender subscriptions for our common shares in this continuous public offering must submit subscriptions for a certain dollar amount, rather than a number of common shares and, as a result, may receive fractional common shares. The minimum permitted initial purchase is $5,000 of our common shares. As of July 29, 2014, we had sold an aggregate of 242,924,123 common shares (as adjusted for share distributions) for gross proceeds of approximately $2.54 billion, including $200,000 of seed capital contributed by the co-founders of our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings, in December 2010 and approximately $20.0 million in gross proceeds from common shares sold pursuant to a private placement to certain members of our board of trustees and other individuals and entities affiliated with FS Advisor and GSO.

          We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

          Investing in our common shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See "Risk Factors" beginning on page 39 to read about the risks you should consider before buying our common shares, including the risk of leverage.

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  You should not expect to be able to sell your common shares regardless of how we perform.

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  If you are able to sell your common shares before we complete a liquidity event, it is likely that you will receive less than you paid for them.

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  We do not intend to list our common shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the common shares to develop.

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  We have implemented a share repurchase program, but only a limited number of common shares are eligible for repurchase by us. In addition, any such repurchases will be at a 10% discount to the current offering price in effect on the date of repurchase.

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  You should consider that you may not have access to the money you invest for an indefinite period of time.

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  An investment in our common shares is not suitable for you if you need access to the money you invest. See "Share Repurchase Program," "Suitability Standards" and "Liquidity Strategy."

  •
  Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

  •
  Our previous distributions to shareholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that were subject to repayment to our affiliate, Franklin Square Holdings, and our future distributions may be funded from such waivers and reimbursements. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings had not agreed to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

	Per Share	Total Maximum
Price to Public(1)	$11.00	$950,400,000
Sales Load(2)	$1.10	$95,040,000
Net Proceeds (Before Expenses)(3)	$9.90	$855,360,000
(1)
Assumes all common shares are sold at the current offering price of $11.00 per share, which is subject to adjustment based upon, among other things, our net asset value per share. See "Plan of Distribution" for the adjustments we have made to our public offering price and the closing date on which such adjustments were first effective.
(2)
"Sales Load" includes selling commissions of 7.0% and dealer manager fees of 3.0%. See "Plan of Distribution—Compensation of the Dealer Manager and Selected Broker Dealers."
(3)
We estimate that we will incur approximately $14.3 million of expenses if the maximum number of common shares is sold.

(Continued on following page)

The date of this prospectus is [                        ], 2014.

FS2 Capital Partners, LLC

(Continued from cover page)

        Because you will pay a sales load of up to 10% and offering expenses of up to 1.5%, if you invest $100 in our common shares and pay the full sales load, at least $88.50 but less than $90.00 of your investment will actually be used by us for investments. As a result, based on the current public offering price of $11.00, you would have to experience a total return on your investment of between 11% and 13% in order to recover these expenses. See "Estimated Use of Proceeds" on page 74.

        This prospectus contains important information about us that a prospective investor should know before investing in our common shares. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by calling us collect at (215) 495-1150 or on our website at www.franklinsquare.com. In addition, the contact information provided above may be used by you to make shareholder inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

        Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. We have not been in the business described in this prospectus for at least three years. Except as specifically required by the 1940 Act and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common shares is not permitted.

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC using a continuous offering process. We commenced our continuous public offering of our common shares through our initial registration statement (File No. 333-169679) that was declared effective by the SEC on May 12, 2011 and sold additional common shares in our continuous public offering through our registration statement (File No. 333-184407) that was declared effective by the SEC on May 13, 2013. The registration statement of which this prospectus is a part has been filed with the SEC in order to continue our continuous public offering of our common shares for an additional two years or until all of our common shares registered thereunder are sold.

        Periodically, as we have material developments in our business, we will provide a prospectus supplement to the extent required by applicable law that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our common shares, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement with the SEC if our net asset value declines more than ten percent from our net asset value as of the effective date of the registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment, until the registration statement, as amended, is declared effective.

        Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under "Available Information." In this prospectus, we use the term "day" to refer to a calendar day, and we use the term "business day" to refer to any day other than Saturday, Sunday, a legal holiday, a day on which banks in New York City are authorized or required to close or any day that the New York Stock Exchange LLC is closed for trading.

        You should rely only on the information contained in this prospectus. Neither we nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common shares. If there is a material change in our affairs, we will amend or supplement this prospectus only as required by law.

SUITABILITY

        Pursuant to applicable state securities laws, our common shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our common shares, which means that it may be difficult for shareholders to sell common shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor's overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder's overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the common shares, (d) the background and qualifications of FS Advisor and GSO and (e) the tax consequences of the investment.

i

        In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards.

  Alabama—In addition to the suitability standards above, investors must have a net worth of at least 10 times their investment in us and other similar programs.

  Idaho—In addition to the suitability standards above, an Idaho investor's investment in our common shares may not exceed 10% of his or her liquid net worth. Liquid net worth is defined as that portion of an investor's net worth consisting of cash, cash equivalents and readily marketable securities.

  Iowa—In addition to the suitability standards above, an Iowa investor's total investment in us shall not exceed 10% of his or her liquid net worth. Liquid net worth is defined as that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities.

  Kansas—In addition to the suitability standards above, it is recommended by the Office of the Securities Commissioner of Kansas that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded business development companies. Liquid net worth is that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities.

  Kentucky—Investors who reside in the state of Kentucky must have either (1) a liquid net worth of $85,000 and annual gross income of $85,000 or (2) a liquid net worth of $300,000. Additionally, a Kentucky investor's total investment in us shall not exceed 10% of his or her liquid net worth.

  Maine—In addition to the suitability standards above, the Maine Office of Securities recommends that a Maine investor's aggregate investment in us and our affiliates not exceed 10% of the investor's liquid net worth. Liquid net worth is that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities.

  Massachusetts—In addition to the suitability standards above, it is recommended by the Massachusetts Securities Division that Massachusetts investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded business development companies. Liquid net worth is that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities.

  Nebraska—In addition to the suitability standards above, the state of Nebraska requires that each Nebraska investor will limit his or her investment in our common shares to a maximum of 10% of his or her net worth.

  New Jersey—In addition to the suitability standards above, the state of New Jersey requires that each New Jersey investor limit his or her investment in non-traded business development companies, including his or her investment in our common shares and in our affiliates, to not more than 10% of his or her liquid net worth. Liquid net worth is that portion of an investor's net worth that is comprised of cash, cash equivalents and readily marketable securities.

  New Mexico—In addition to the suitability standards above, the State of New Mexico requires that each New Mexico investor will limit his or her investment in non-traded business development companies, including his or her investment in our common shares and in our affiliates, to a maximum of 10% of his or her liquid net worth. Liquid net worth is that portion of an investor's net worth that is comprised of cash, cash equivalents and readily marketable securities.

  North Dakota—In addition to the suitability standards above, common shares will only be sold to residents of North Dakota representing that they have a net worth of at least ten times their investment in us.

  Ohio—In addition to the suitability standards above, the state of Ohio requires that each Ohio investor will limit his or her investment in non-traded business development companies, including his or her investment in our common shares and in our affiliates, to a maximum of 10% of his or

ii

  her liquid net worth. Liquid net worth is that portion of an investor's net worth that is comprised of cash, cash equivalents and readily marketable securities.

  Oklahoma—In addition to the suitability standards above, the state of Oklahoma requires that each Oklahoma investor will limit his or her investment in our common shares to a maximum of 10% of his or her net worth.

  Oregon—In addition to the suitability standards above, the state of Oregon requires that each Oregon investor will limit his or her investment in our common shares to a maximum of 10% of his or her net worth.

  Tennessee—Investors who reside in the state of Tennessee must have either (1) a liquid net worth of $85,000 and minimum annual gross income of $85,000, or (2) a minimum liquid net worth of $300,000.

        For additional information on the suitability standards that investors must meet in order to purchase our common shares in this offering, see "Suitability Standards."

iii

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled "Risk Factors," before making a decision to invest in our common shares.

        Unless otherwise noted, the terms "we," "us," "our," and the "Company" refer to FS Energy and Power Fund. In addition, the term "FS Advisor" refers to FS Investment Advisor, LLC, the term "GSO" refers to GSO Capital Partners LP, the term "Blackstone" refers to the The Blackstone Group L.P., and the terms "FS2" and the "dealer manager" refer to FS2 Capital Partners, LLC.

FS Energy and Power Fund

        We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See "Regulation." In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Code. We formally commenced investment operations on July 18, 2011, upon raising gross proceeds in excess of $2.5 million, or the minimum offering requirement, from the sale of our common shares to individuals and entities who were not affiliated with us or FS Advisor.

        We are managed by FS Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions with respect to our portfolio. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO assists FS Advisor in identifying investment opportunities and makes investment recommendations for approval by FS Advisor, according to guidelines set by FS Advisor. GSO, a registered investment adviser under the Advisers Act, oversaw approximately $69.5 billion in assets under management as of June 30, 2014. GSO is the credit platform of Blackstone.

        Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of energy and power, or Energy, companies. This investment policy may not be changed without at least 60 days' prior notice to holders of our common shares of any such change. We consider Energy companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power, including those companies that provide equipment or services to companies engaged in any of the foregoing. We concentrate our investments on debt securities in Energy companies that we believe have, or are connected to, a strong infrastructure and/or underlying asset base so as to enhance collateral coverage and downside protection for our investments. We may also make select equity investments in certain Energy companies meeting our investment objectives of current income generation and long-term capital appreciation. Our primary areas of focus will be the upstream, midstream, power and service and equipment sub-sectors of the Energy industry; however, we broadly define our "Energy Investment Universe" as follows:

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  Upstream—businesses that find, develop and extract energy resources, including natural gas, crude oil and coal, from onshore and offshore reservoirs;

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  Midstream—businesses that gather, process, store and transmit energy resources and their by-products, including businesses that own pipelines, gathering systems, gas processing plants, liquefied natural gas facilities and other energy infrastructure;

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  Downstream—businesses that refine, market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers;

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  Service and Equipment—businesses that provide services and/or equipment to aid in the exploration and production of oil and natural gas, including seismic, drilling, completion and production activities, as well as those companies that support the operations and development of power assets; and

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  Power—businesses engaged in the generation, transmission and distribution of power and electricity or in the production of alternative energy.

        Our investment objectives are to generate current income and long-term capital appreciation. We seek to meet our investment objectives by:

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  utilizing the experience and expertise of FS Advisor and GSO in sourcing, evaluating and structuring transactions;

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  employing a conservative investment approach focused on current income and long-term investment performance;

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  focusing primarily on debt investments in a broad array of private Energy companies within the United States;

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  making select equity investments in certain Energy companies that have strong growth potential;

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  investing primarily in established, stable enterprises with positive cash flow and strong asset and collateral coverage so as to limit the risk of potential principal loss; and

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  maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative events within our portfolio.

        Our portfolio is comprised primarily of income-oriented securities, which refers to debt securities and income-oriented preferred and common equity interests, of privately-held Energy companies within the United States. We intend to weight our portfolio towards senior and subordinated debt. In addition to investments purchased from dealers or other investors in the secondary market, we expect to invest in primary market transactions and directly originated investments as this will provide us with the ability to tailor investments to best match a project's or company's needs with our investment objectives. Our portfolio may also be comprised of select income-oriented preferred or common equity interests, which refers to equity interests that pay consistent, high-yielding dividends, that we believe will produce both current income and long-term capital appreciation. These income-oriented preferred or common equity interests may include interests in master limited partnerships, or MLPs. MLPs are entities that (i) are structured as limited partnerships or limited liability companies, (ii) are publicly-traded, (iii) satisfy certain requirements to be treated as partnerships for U.S. federal income tax purposes and (iv) primarily own and operate Midstream and Upstream Energy companies. In connection with certain of our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. In addition, a portion of our portfolio may be comprised of minority interests in the form of common or preferred equity or other equity-related securities in our target companies and derivatives, including total return swaps and credit default swaps. We expect that the size of our individual investments will generally range between $5 million and $75 million each, although investments may vary proportionately as the size of our capital base changes and will ultimately be at the discretion of FS Advisor, subject to oversight by our board of trustees.

        As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FS Advisor, including FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FS Advisor or its affiliated investment advisers, or collectively, our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because we do not have exemptive relief to engage in co-investment transactions with GSO and its affiliates, we will continue to be permitted to co-invest with GSO and its affiliates only in accordance with existing regulatory guidance.

        To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of FS Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See "Risk Factors—Risks Related to Debt Financing" for a discussion of the risks inherent in employing leverage.

        While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate during our offering stage due to the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds, instead of managing to quarterly market expectations. While our offering price, which exceeds our net asset value per share, is subject to adjustment in accordance with the 1940 Act and our share pricing policy, because our common shares will not be listed on a national securities exchange, our shareholders will not be subject to the daily share price volatility associated with the public markets. However, the net asset value of our common shares may be volatile.

        To provide our shareholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. We are not obligated to repurchase common shares and, if we do so, common shares will be repurchased at a discount of 10% from the offering price in effect at the time of repurchase. The first such tender offer commenced in August 2012. This will be the only method by which our shareholders may obtain liquidity prior to a liquidity event. See "Share Repurchase Program." Therefore, shareholders may not be able to sell their common shares promptly or at a desired price. If shareholders are able to sell their common shares, it is likely they will have to sell them at a significant discount to their purchase price.

        We do not currently intend to list our common shares on an exchange and do not expect a public market to develop for them in the foreseeable future. We intend to seek to complete a liquidity event within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, shareholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two year period. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common shares on a national securities exchange, shareholders, including those who purchase shares at the offering price, may experience a loss on their investment if they sell their shares at a time when our common shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease. See "Liquidity Strategy" for a discussion of what constitutes a liquidity event. There can be no assurance that we will be able to complete a liquidity event.

Status of Our Continuous Public Offering

        Since commencing our continuous public offering and through July 29, 2014, we have sold 242,924,123 common shares (as adjusted for share distributions) for gross proceeds of approximately $2.54 billion. As of July 29, 2014, we have raised total gross proceeds of approximately $2.56 billion, including $200,000 of seed capital contributed by Michael C. Forman and David J. Adelman, the co-founders of Franklin Square Holdings, in December 2010 and approximately $20.0 million from common shares sold pursuant to a private placement to certain members of our board of trustees and other individuals and entities affiliated with FS Advisor and GSO.

        The following table summarizes the sales of our common shares in our continuous public offering on a quarterly basis during 2011, 2012, 2013 and 2014 (through July 29, 2014). Dollar amounts are presented in thousands, except share and per share data:

	Common Shares Sold(1)(2)	Average Price per Share(2)	Gross Proceeds
Fiscal 2011
September 30	1,510,578	$9.63	$14,546
December 31	3,968,746	9.78	38,826

	5,479,324	9.74	53,372
Fiscal 2012
March 31	7,013,305	9.82	68,894
June 30	13,322,112	9.92	132,125
September 30	16,718,150	9.98	166,926
December 31	19,769,038	10.15	200,730

	56,822,605	10.01	568,675
Fiscal 2013
March 31	22,943,873	10.33	236,934
June 30	25,261,745	10.55	266,422
September 30	30,627,141	10.55	323,162
December 31	30,514,687	10.60	323,475

	109,347,446	10.52	1,149,993
Fiscal 2014
March 31	29,226,079	10.64	310,834
June 30	31,374,701	10.75	337,279
September 30 (through July 29, 2014)	10,673,968	10.91	116,447

	71,274,748	10.73	764,560

	242,924,123	$10.44	$2,536,600

(1)
The number of common shares sold includes 33,665, 1,096,667, 4,665,928 and 4,940,695 common shares issued through our distribution reinvestment plan during 2011, 2012, 2013 and 2014 (through July 29, 2014), respectively.

(2)
The number of common shares sold and the average sales price per share have been retroactively adjusted to reflect the share distribution issued subsequent to the date at which the common shares were sold. All common shares reflected in the table were sold at prices between $8.91 and $11.00 per share, depending on the offering price then in effect and the amount of discounts or commissions waived by us or the dealer manager. The public offering price of our common shares is subject to adjustment depending, in part, on our net asset value. See "Plan of Distribution—General" for a summary of adjustments we have made to our per share public offering price and the closing date on which such adjustments were first effective.

Capital Contributions by FS Advisor and GSO

        In December 2010, Michael C. Forman and David J. Adelman, the co-founders of Franklin Square Holdings, contributed an aggregate of $200,000 to purchase 22,444 common shares (as adjusted for share distributions) at $8.91 per share, which represents the initial public offering price (as adjusted for share distributions), net of selling commissions and dealer manager fees. Messrs. Forman and Adelman have agreed not to tender these common shares for repurchase as long as FS Advisor remains our investment adviser.

        In April 2011, pursuant to a private placement, Messrs. Forman and Adelman purchased, through affiliated entities controlled by each of them, 224,444 additional common shares (as adjusted for share distributions) at $8.91 per share (as adjusted for share distributions). Messrs. Forman and Adelman have agreed not to tender these common shares for repurchase as long as FS Advisor remains our investment adviser. In connection with the same private placement, certain members of our board of trustees and other individuals and entities affiliated with FS Advisor purchased 1,459,320 common shares (as adjusted for share distributions), and certain individuals and entities affiliated with GSO purchased 561,111 common shares (as adjusted for share distributions), in each case at a price of $8.91 per share (as adjusted for share distributions). In connection with the private placement, we sold an aggregate of 2,244,875 common shares (as adjusted for share distributions) for aggregate proceeds of approximately $20.0 million, upon satisfying the minimum offering requirement. As of July 29, 2014, we have sold an aggregate of 3,557,918 common shares (as adjusted for share distributions) for aggregate gross proceeds of approximately $32.1 million to members of our board of trustees and other individuals and entities affiliated with FS Advisor and GSO, including common shares sold to Messrs. Forman and Adelman in December 2010 and common shares sold in the private placement conducted in April 2011.

Portfolio Update

        During the six months ended June 30, 2014, we made investments in portfolio companies totaling $1.1 billion. During the same period, we sold investments for proceeds of $192.8 million and received principal repayments of $267.7 million. As of June 30, 2014, our investment portfolio, with a total fair value of $3.0 billion, consisted of interests in 120 portfolio companies (29% in first lien senior secured loans, 31% in second lien senior secured loans, 6% in senior secured bonds, 29% in subordinated debt and 5% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $221.8 million. As of June 30, 2014, the investments in our portfolio were purchased at a weighted average price of 99.5% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 62.4% of our portfolio based on the fair value of our investments) was B3 based upon the ratings scale employed by Moody's Investors Service Inc., or Moody's, and our estimated gross annual portfolio yield, prior to leverage (which represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), was 8.8% based upon the amortized cost of our investments. The portfolio yield does not represent an actual investment return to shareholders.

        Based on our regular weekly cash distribution rate of $0.013625 per share as of June 30, 2014 and our public offering price of $10.95 per share as of such date, the annualized distribution rate to shareholders as of June 30, 2014 was 6.47%. The distribution rate to shareholders does not represent an actual investment return to shareholders and may include income, realized capital gains and a return of investors' capital. Our gross annual portfolio yield and distribution rate to shareholders are subject to change and in the future may be greater or less than the rates set forth above. See the section entitled "Risk Factors" for a discussion of the uncertainties, risks and assumptions associated with these statements.

        During the year ended December 31, 2013, we made investments in portfolio companies totaling approximately $2.3 billion. During the same period, we sold investments for proceeds of $521.0 million and received principal repayments of $214.6 million. As of December 31, 2013, our investment portfolio, with a total fair value of $2.3 billion, consisted of interests in 104 portfolio companies (27% in first lien senior secured loans, 30% in second lien senior secured loans, 4% in senior secured bonds, 34% in subordinated debt and 5% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $185.8 million. As of December 31, 2013, the investments in our portfolio were purchased at a weighted average price of 99.5% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 63.2% of our portfolio based on the fair value of our investments) was B3 based upon the Moody's scale and our estimated gross annual portfolio yield (which represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of December 31, 2013), prior to leverage, was 8.8% based upon the amortized cost of our investments. The portfolio yield does not represent an actual investment return to shareholders.

About FS Advisor

        FS Advisor is a subsidiary of our affiliate, Franklin Square Holdings, a national sponsor of alternative investment funds designed for the individual investor. FS Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations team of FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC. FB Income Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC are registered investment advisers that manage Franklin Square Holdings' three other affiliated BDCs, FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III, respectively. FS Global Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings' affiliated closed-end management investment company, FS Global Credit Opportunities Fund. See "Risk Factors—Risks Related to FS Advisor and Its Affiliates" and "Certain Relationships and Related Party Transactions."

        In addition to managing our investments, the managers, officers and other personnel of FS Advisor also currently manage the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,572,364,000
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,205,141,000
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$251,912,000
FS Global Credit Opportunities Fund(2)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$224,870,000

(1)
As of June 30, 2014.

(2)
Two funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, or together, the FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund.

        Our chairman, president and chief executive officer, Michael C. Forman, has led FS Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FS Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds. Mr. Forman also currently serves as chairman and chief executive officer of FS Investment Corporation.

        FS Advisor's senior management team has significant experience in private lending, private equity and real estate investing, and has developed an expertise in using all levels of a firm's capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. See "Investment Objectives and Strategy—About FS Advisor." We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FS Advisor's management team, will allow FS Advisor to successfully execute our investment strategy. See "Management" for biographical information regarding FS Advisor's senior management team.

        All investment decisions require the unanimous approval of FS Advisor's investment committee, which is currently comprised of Mr. Forman, Gerald F. Stahlecker, Zachary Klehr and Sean Coleman. Our board of trustees, including a majority of independent trustees, oversees and monitors our investment performance and annually reviews the investment advisory and administrative services agreement and the investment sub-advisory agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided. See "Investment Advisory and Administrative Services Agreement."

About GSO

        From time to time, FS Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FS Advisor believes will aid it in achieving our investment objectives. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO assists FS Advisor in identifying investment opportunities and makes investment recommendations for approval by FS Advisor, according to guidelines set by FS Advisor. GSO also serves as the investment sub-adviser to FS Global Credit Opportunities Fund. In addition, GSO's subsidiary, GSO / Blackstone Debt Funds Management LLC, or GDFM, serves as the investment sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III. GSO is a Delaware limited partnership with principal offices located at 345 Park Avenue, New York, New York 10154.

        GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of June 30, 2014, GSO and its affiliates, excluding Blackstone, managed approximately $69.5 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. GSO has extensive experience investing in Energy companies. From 2005 through 2013, funds managed by GSO have invested over $14.0 billion in Energy companies. As investment sub-adviser, GSO utilizes its experience in Energy investing and makes recommendations to FS Advisor in a manner that is consistent with its existing investment and monitoring processes. See "Investment Objectives and Strategy—About GSO."

        Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $278.9 billion as of June 30, 2014. Blackstone's alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the New York Stock Exchange LLC under the ticker symbol "BX." Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone's periodic filings with the SEC, which can be obtained from Blackstone's website at http://ir.blackstone.com or the SEC's website at www.sec.gov. Information contained on Blackstone's website and in Blackstone's filings with the SEC are not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.

Risk Factors

        An investment in our common shares involves a high degree of risk and may be considered speculative. You should carefully consider the information found in "Risk Factors" before deciding to invest in our common shares. The following are some of the risks an investment in us involves:

  •
  The purchase price at which you purchase common shares will be determined at each weekly closing date. As a result, your purchase price may be higher than the prior weekly closing price per share, and therefore you may receive a smaller number of common shares than if you had subscribed at the prior weekly closing price.

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  We have a limited operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

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  This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

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  Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares.

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  If you are able to sell your common shares before we complete a liquidity event, it is likely that you will receive less than you paid for them.

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  We have implemented a share repurchase program, but only a limited number of shares are eligible for repurchase by us. In addition, any such repurchases will be at a 10% discount to the current offering price in effect on the date of repurchase.

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  Our board of trustees may amend, suspend or terminate the share repurchase program at any time.

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  We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions. We have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make distributions.

  •
  Our previous distributions to shareholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that were subject to repayment to our affiliate, Franklin Square Holdings, and our future distributions may be funded from such waivers and reimbursements. Significant portions of these distributions were not based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings had not agreed to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

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  Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and future recessions or downturns could have a materially adverse effect on our business.

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  Future downgrades of the U.S. credit rating and global economic uncertainty could negatively impact our business, financial condition and results of operations.

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  A significant portion of our portfolio is recorded at fair value as determined in good faith by our board of trustees and, as a result, there is uncertainty as to the value of our portfolio investments.

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  There is a risk that investors in our common shares may not receive distributions or that distributions may not grow over time.

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  Our distribution proceeds have exceeded, and in the future may exceed, our earnings, particularly during the period before we have substantially invested the net proceeds from our continuous public offering. Therefore, portions of the distributions that we make may represent a return of capital to you. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to FS Advisor.

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  We have not identified specific future investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our future investments prior to purchasing our common shares. As a result, our offering may be considered a "blind pool" offering.

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  We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

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  While the management team of FS Advisor consists of substantially the same personnel that form the investment and operations team of FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, FSIC II Advisor, LLC, the investment adviser to FS Investment Corporation II, FSIC III Advisor, LLC, the investment adviser to FS Investment Corporation III and FS Global Advisor, LLC, the investment adviser to FS Global Credit Opportunities Fund, before advising us, FS Advisor had not managed a BDC or a RIC. Therefore, FS Advisor may not be able to successfully operate our business or achieve our investment objectives.

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  FS Advisor, its affiliates and GSO face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which may result in actions that are not in your best interests.

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  The potential for FS Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FS Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GSO will receive a portion of the advisory fees paid to FS Advisor, GSO may have an incentive to recommend investments that are riskier or more speculative.

  •
  As a result of the annual distribution requirement to maintain our qualification as a RIC, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

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  We invest primarily in income-oriented securities of privately-held Energy companies within the United States. Our portfolio may include select income-oriented preferred or common equity interests that we believe will produce both current income and long-term capital appreciation. The senior debt in which we invest will typically be secured by assets of the issuing company. The collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company, which may lead to a loss in principal. Subordinated debt investments are typically unsecured, as are preferred and common equity interests, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment.

  •
  Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of Energy companies. The revenues, income (or losses) and valuations of Energy companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.

  •
  We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

  •
  The agreements governing the credit facilities of our wholly-owned financing subsidiaries contain various covenants which, if not complied with, could accelerate repayment under the applicable facility, which would materially and adversely affect our liquidity, financial condition and our ability to pay distributions to our shareholders. In addition, these credit facilities expose us to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

  •
  We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes. Failure to maintain our qualification as a RIC would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

  •
  We are subject to risks associated with our debt securization facility.

        See "Risk Factors" beginning on page 39 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our common shares.

Market Opportunity

        We believe that there are and will continue to be significant investment opportunities in income-oriented securities of privately-held Energy companies within the United States that will provide attractive risk-adjusted returns compared to other types of investments.

        Assets of Energy companies are growing both in size and importance to the global economy. The International Energy Agency's, or the IEA's, 2013 World Energy Outlook projects worldwide energy demand to grow 1.2% per annum from 2011-2035. This anticipated growth will need to be met with increased supply throughout the world. The IEA estimates that approximately $6.5 trillion must be invested in energy-supply infrastructure in the United States from 2013-2035 to support development of the long-lived energy assets that drive the production, transportation and use of energy and other commodities. Such investments are expected to be made across all sub-sectors of the Energy markets by approximately 17,700 private companies and approximately 350 public companies.

        Across Energy industry sub-sectors, we see multiple factors which will necessitate additional and continued capital infusion. Upstream companies face the inherent production declines of oil and natural gas reserves, which in turn require large annual capital inflows to replace such lost production. This is particularly true for the growing supply of natural gas and oil from the Utica, Permian,

Marcellus and Eagle Ford shales, which in many cases have a first year production decline rate of over 75%. Developing many of these reservoirs requires increasingly complex drilling and completion techniques which cost considerably more than conventional techniques. In addition, the development of these new fields highlights that many of the Midstream assets throughout the U.S. are aging and are not ideally located, requiring that additional infrastructure be built to ensure this new supply reaches market. We believe these investment opportunities could increase significantly due to potential environmental regulations that are expected to impact certain fossil-fuel generation, particularly coal generation which comprises more than a third of current U.S. generation. We believe such market dynamics across these sub-sectors will present a large and growing investment opportunity for us.

        We believe that this large and varied asset class maintains attractive and distinct investment characteristics, including stable cash flows, high barriers to entry and steady distributions with attractive growth profiles.

Characteristics of and Risks Related to Investments in Private Companies

        We invest primarily in income-oriented securities of privately-held Energy companies within the United States. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt and equity securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, many of our directly originated investments are not traded on any secondary market. These securities may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FS Advisor and/or GSO to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in investing in, these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

        Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of Energy companies. This investment policy may not be changed without at least 60 days' prior notice to holders of our common shares of any such change. In accordance with the best interests of our shareholders, FS Advisor monitors our targeted investment mix as economic conditions evolve.

        When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

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  Deeply-rooted asset value.  We seek to invest in companies that have significant asset value rather than speculative investments that rely solely on rising energy commodity prices, exploratory drilling success or factors beyond the control of a portfolio company. We focus on Energy companies that have strong potential for enhancing asset value through factors within their control. Examples of these types of factors include operating cost reductions and revenue increases driven by improved operations of previously under-performing or under-exploited assets. Such investments are expected to have significant collateral coverage and downside protection irrespective of the broader economy.

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  Defensible market positions.  We seek to invest in companies that have developed strong positions within their sub-sector and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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  Proven management teams.  We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management's goals with ours.

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  Commodity price management.  We seek to invest in companies that appropriately manage their commodity price exposure through the use of hedging with highly-rated counterparties, contracts such as power purchase agreements or tolling agreements and other instruments that seek to minimize the company's exposure to significant commodity price swings.

  •
  Allocation among various issuers and sub-sectors.  We seek to allocate our portfolio broadly among issuers and sub-sectors within the Energy Investment Universe, thereby attempting to reduce the risk of a downturn in any one company or sub-sector having a disproportionate adverse impact on the value of our portfolio.

  •
  Viable exit strategy.  While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

        See "Investment Objectives and Strategy" for additional information regarding our investment strategy.

        In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe will enhance our ability to further our investment objectives and strategy.

Potential Competitive Strengths

        We believe that we offer our investors the following potential competitive strengths:

        Global platform with seasoned investment professionals. We believe that the breadth and depth of the experience of FS Advisor's senior management team, together with the wider resources of GSO's investment team, provides us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities worldwide.

        Long-term investment horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. We invest using a longer-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

        GSO transaction sourcing capability. FS Advisor seeks to leverage GSO's significant access to transaction flow. GSO seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under "Regulation" and the allocation policies of GSO and its affiliates, as applicable, also through GSO's direct origination channels. GSO also has a significant trading platform allowing us access to the secondary market for investment opportunities.

        Disciplined, income-oriented investment philosophy. FS Advisor and GSO employ a conservative investment approach focused on credit performance and principal protection. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

        Investment expertise across all levels of the corporate capital structure. FS Advisor and GSO believe that their broad expertise and experience investing at all levels of a company's capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions. In addition, we seek to leverage this broad-ranging capability to enable us to provide Energy companies with financing that most closely aligns with their particular capital needs. We believe that such flexibility is valuable to Energy companies and provides us with a competitive advantage over other capital providers that are more limited in the securities in which they invest.

        See "Investment Objectives and Strategy—Potential Competitive Strengths" for a more detailed description of the competitive strengths we believe we offer our investors.

Plan of Distribution

        This is a continuous offering of our common shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every state in which we offer or sell common shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling common shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of common shares but intends to use its best efforts to sell the common shares offered. The minimum permitted initial purchase is $5,000.

        We are offering our common shares on a continuous basis at a current offering price of $11.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that common shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.franklinsquare.com. Prior to October 3, 2011, we sold common shares at an offering price of $10.00 per share. The following table summarizes adjustments we have made to our per share public offering price and the closing date on which such adjustments were first effective:

Adjusted Per Share Public Offering Price	First Effective Closing Date
$ 9.90	October 3, 2011
$ 9.95	November 1, 2011
$10.00	January 17, 2012
$10.05	March 1, 2012
$10.10	August 1, 2012
$10.20	September 17, 2012
$10.25	October 1, 2012
$10.30	October 16, 2012
$10.40	December 17, 2012
$10.45	January 2, 2013
$10.50	February 1, 2013
$10.60	March 18, 2013
$10.70	April 16, 2013
$10.75	May 16, 2013
$10.80	December 26, 2013
$10.85	February 19, 2014
$10.90	March 26, 2014
$10.95	June 25, 2014
$11.00	July 2, 2014

        FS2 acts as the dealer manager in connection with the sale of common shares registered in this offering. The dealer manager was formed in 2007 and is an affiliate of FS Advisor. FS2 also serves as the dealer manager in connection with the continuous public offerings of shares by FS Investment Corporation III and the FSGCOF Offered Funds, and served as the dealer manager in connection with the continuous public offerings of shares of FS Investment Corporation and FS Investment Corporation II, which closed to new investors in May 2012 and March 2014, respectively. See "Plan of Distribution—Compensation of the Dealer Manager and Selected Broker-Dealers" for information regarding the fees payable to the dealer manager in this offering.

        To purchase common shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $5,000 and pay such amount at the time of subscription. You should make your check payable to "FS Energy and Power Fund." Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. See "—How to Subscribe."

Suitability Standards

        Pursuant to applicable state securities laws, our common shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our common shares, which means that it may be difficult for shareholders to sell common shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor's overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder's overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the common shares, (d) the background and qualifications of FS Advisor and GSO and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of certain states, see "Suitability Standards."

How to Subscribe

        Investors who meet the suitability standards described herein may purchase our common shares. Investors seeking to purchase our common shares should proceed as follows:

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  Read this entire prospectus and any appendices and supplements accompanying this prospectus.

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  Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

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  Deliver a check for the full purchase price of the common shares being subscribed for, along with the completed subscription agreement, to the selected broker-dealer or registered investment advisor. You should make your check payable to "FS Energy and Power Fund." After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

  •
  By executing the subscription agreement and paying the total purchase price for the common shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

        Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by us, and each investor will be admitted not later than the last day of the calendar month following the date the investor's subscription was accepted by us. If rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for common shares until at least five business days after the date you receive a final prospectus.

        An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Estimated Use of Proceeds

        We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments primarily in private U.S. Energy companies in accordance with our investment objectives and using the strategy described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including the payment of operating expenses. However, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to our shareholders. There can be no assurance we will be able to sell all of the common shares we are registering. If we sell only a portion of the common shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers and sub-sectors. Pending investment of the proceeds raised in this offering, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our election to be taxed as a RIC. See "Estimated Use of Proceeds."

Share Repurchase Program

        We do not currently intend to list our common shares on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their common shares promptly or at a desired price. See "Share Repurchase Program."

        To provide our shareholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in August 2012 and the repurchase occurred in connection with our October 1, 2012 semi-monthly closing. The following table reflects certain information regarding the tender offers we have conducted to date:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (In Thousands)
Fiscal 2012
September 30, 2012	October 1, 2012	44,339	100%	$9.225	$409
Fiscal 2013
December 31, 2012	January 2, 2013	24,249	100%	$9.405	$228
March 31, 2013	April 1, 2013	82,689	100%	$9.540	$789
June 30, 2013	July 1, 2013	76,858	100%	$9.675	$744
September 30, 2013	October 2, 2013	156,300	100%	$9.675	$1,512
Fiscal 2014
December 31, 2013	January 2, 2014	174,181	100%	$9.720	$1,693
March 31, 2014	April 2, 2014	158,723	100%	$9.810	$1,557
June 30, 2014	July 2, 2014	401,302	100%	$9.900	$3,973
September 30, 2014	October 1, 2014	306,972	100%	$9.900	$3,039

        Our quarterly repurchases will be conducted on such terms as may be determined by our board of trustees in its complete and absolute discretion unless, in the judgment of the independent trustees of our board of trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which we repurchase common shares, we generally will conduct repurchases on the same date that we hold our first weekly closing for the sale of common shares in this continuous public offering. Any offer to repurchase common shares will be conducted solely through tender offer materials mailed to each shareholder and is not being made through this prospectus.

        We currently intend to limit the number of common shares to be repurchased during any calendar year to the number of common shares we can repurchase with the proceeds we receive from the issuance of our common shares under our distribution reinvestment plan. Because our distribution reinvestment plan is structured as an "opt in" program that requires shareholders to affirmatively elect to have their cash distributions reinvested in additional common shares, such requirement may contribute to the illiquidity of our common shares. At the discretion of our board of trustees, we may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase common shares. In addition, we will limit the number of common shares to be repurchased in any calendar year to 10.0% of the weighted average number of common shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of common shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase common shares on each date of repurchase at a price equal to 90% of the offering price in effect on the date of repurchase. FS Advisor will not receive any separate fees in connection with the repurchase of common shares under our share repurchase program.

        If you wish to tender your common shares to be repurchased, you must either tender at least 25% of the common shares you have purchased or all of the common shares that you own. If you choose to tender only a portion of your common shares, you must maintain a minimum balance of $5,000 worth of common shares following a tender of common shares for repurchase. If the amount of repurchase requests exceeds the number of common shares we seek to repurchase, we will repurchase common shares on a pro-rata basis. As a result, we may repurchase less than the full amount of common shares that you request to have repurchased. To the extent you seek to tender all of the common shares that you own and we repurchase less than the full amount of common shares that you request to have repurchased, you may maintain a balance of common shares of less than $5,000 following such share repurchase. If we do not repurchase the full amount of your common shares that you have requested to be repurchased, or we determine not to make repurchases of our common shares, you may not be able to dispose of your common shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

        While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. We have received exemptive relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our share repurchase program. See "Share Repurchase Program."

Liquidity Strategy

        We intend to seek to complete a liquidity event for our shareholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, or (3) a merger or another transaction approved by our board of trustees in which our shareholders likely will receive cash or shares of a publicly-traded company. We refer to these scenarios as "liquidity events." While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of trustees, including our independent trustees, may consider a variety of criteria, including, but not limited to, the allocation of our portfolio among various issuers and sub-sectors, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common shares, internal management considerations and the potential for shareholder liquidity. If we determine to pursue a listing of our common shares on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. As such, there can be no assurance that we will complete a liquidity event at all. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common shares on a national securities exchange, shareholders, including those who purchase common shares at the offering price, may experience a loss on their investment if they sell their shares at a time when our common shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease.

        Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your common shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the common shares being repurchased. See "Share Repurchase Program" for a detailed description of our share repurchase program.

Advisory Fees

        FS Advisor and GSO are compensated for their services. Pursuant to the investment advisory and administrative services agreement, FS Advisor is entitled to a fee consisting of two components—a base management fee and an incentive fee based on our performance. The base management fee is payable quarterly in arrears and is calculated at an annual rate of 2.0% of the average value of our gross assets during such period.

        The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of our "pre-incentive fee net investment income" for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, FS Advisor will not earn this part of the incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.625%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS Advisor will be entitled to a "catch-up" fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of adjusted capital. This "catch-up" feature allows FS Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FS Advisor is entitled to receive 20.0% of pre-incentive fee net investment income.

        The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee on capital gains (i.e. our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees.

        Our board of trustees, including a majority of independent trustees, oversees and monitors our investment performance and annually reviews the investment advisory and administrative services agreement and the investment sub-advisory agreement, to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

        See "Investment Advisory and Administrative Services Agreement—Overview of GSO" for a description of the investment sub-advisory agreement and the fees payable to GSO by FS Advisor pursuant to such agreement.

Administration

        FS Advisor is reimbursed for administrative expenses it incurs on our behalf. See "Administrative Services."

Conflicts of Interest

        FS Advisor, GSO and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

  •
  The managers, officers and other personnel of FS Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund;

  •
  The compensation payable by us to FS Advisor and other affiliates will be approved by our board of trustees consistent with the exercise of the requisite standard of care applicable to trustees under Delaware law and our declaration of trust and bylaws. Such compensation is payable, in most cases, whether or not our shareholders receive distributions;

  •
  We may compete with certain affiliates for investments, including FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund, subjecting FS Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf;

  •
  Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our shareholders, FS Advisor and GSO will receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;

  •
  Because the dealer manager, FS2, is an affiliate of FS Advisor, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review;

  •
  The personnel of GSO allocate their time between assisting FS Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GSO's role as investment sub-adviser to FS Global Credit Opportunities Fund, and in its capacity as parent of the investment sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III;

  •
  We may compete with other funds managed by affiliates of GSO for investment opportunities, subjecting GSO and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments to FS Advisor;

  •
  From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which FS Advisor or GSO provide investment management services or carry on investment activities may make investments at different levels of an investment entity's capital structure or otherwise in different classes of an issuer's securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

  •
  FS Advisor, GSO and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

  •
  GSO and its affiliates may have existing business relationships or access to material, non-public information that would prevent GSO from recommending certain investment opportunities that would otherwise fit within our investment objectives;

  •
  FS Advisor, GSO and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us or may require substantial time and resources of FS Advisor and GSO. Affiliates of GSO, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GSO have no obligation to make their originated investment opportunities available to us;

  •
  To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of FS Advisor, GSO and any of their respective affiliates, as applicable, FS Advisor, GSO and any of their respective affiliates may determine it is appropriate for us and one or more other investment accounts managed by FS Advisor, GSO or any of their respective affiliates to participate in an investment opportunity. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FS Advisor and/or GSO, as applicable, will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate;

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  The entities in which we invest may be counterparties or participants in agreements, transactions or other arrangements with portfolio companies of other investment funds managed by GSO that, although GSO determines to be consistent with the requirements of such investment funds' governing agreement, may not have otherwise been entered into but for the affiliation with GSO, and which may involve fees and/or servicing payments to GSO-affiliated entities, subject to applicable law. For example, GSO may offer portfolio companies of its investment funds, including our portfolio companies, the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a

    GSO affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company; and

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  Employees of GSO may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, GSO may receive director's fees or other similar compensation. Such amounts, which have not been, and are not expected to be, material, will not be passed through to us.

Reports to Shareholders

        Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all shareholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at www.franklinsquare.com and on the SEC's website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports. On a quarterly basis, we will send information to all shareholders of record regarding the sources of distributions paid to our shareholders in such quarter.

Distributions

        We declared our first distribution on July 21, 2014. Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a weekly or monthly basis and pay such distributions on a monthly basis. We will calculate each shareholder's specific distribution amount for the period using record and declaration dates and each shareholder's distributions will begin to accrue on the date we accept such shareholder's subscription for our common shares. From time to time, we may also pay special interim distributions in the form of cash or common shares at the discretion of our board of trustees. For example, our board of trustees may periodically declare share distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell common shares at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share.

        We may fund our cash distributions to shareholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions.

        For a period of time following commencement of our continuous public offering, substantial portions of our distributions were funded through the reimbursement of certain expenses by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FS Advisor, that were subject to repayment by us within three years. The purpose of this arrangement was to ensure that no portion of our distributions to shareholders was paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees were not based on our investment performance. No portion of the distributions paid during the six months ended June 30, 2014 or 2013 was funded through the reimbursement of operating expenses by Franklin Square Holdings. However, our repayment of amounts previously reimbursed or waived by Franklin Square Holdings and its affiliates reduced the distributions that shareholders may otherwise have received during the six months ended June 30, 2013. During the six months ended June 30, 2014, we did not repay any amounts to Franklin Square Holdings for expenses previously reimbursed or waived. For the year ended December 31, 2011, if Franklin Square Holdings had not reimbursed certain of our expenses, 57% of the aggregate amount of distributions paid during such period would have been funded from offering proceeds or borrowings. Our repayment of amounts reimbursed or waived by Franklin Square Holdings and its affiliates reduced the distributions that shareholders would otherwise have received in the years ended December 31, 2012 and 2013. No portion of the distributions paid during the years ended December 31, 2013 or 2012 was funded through the reimbursement of operating expenses by Franklin Square Holdings. There can be no assurance that we will continue to achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

        During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to FS Advisor. Each year shareholders will be notified of the sources of our distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, the latter of which is a non-taxable distribution). See "Material U.S. Federal Income Tax Considerations."

        We intend to make our ordinary distributions in the form of cash, out of assets legally available for distribution, unless shareholders elect to receive distributions in additional common shares under our distribution reinvestment plan. Although distributions paid in the form of additional common shares will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Investors receiving distributions in the form of additional common shares will be treated as receiving a distribution in the amount of the fair market value of our common shares. If shareholders hold common shares in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in additional common shares under our distribution reinvestment plan in lieu of cash.

Distribution Reinvestment Plan

        We have adopted an "opt in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional common shares. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of trustees authorizes, and we declare, a cash distribution, and if you have "opted in" to our distribution reinvestment plan you will have your cash distribution reinvested in additional common shares, rather than receiving the cash distribution. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a shareholder's ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in common shares. We expect to coordinate distribution payment dates so that the same price that is used for the weekly closing date on or immediately following such distribution payment date will be used to calculate the price at which common shares are issued under our distribution reinvestment plan. In such case, your reinvested distributions will purchase common shares at a price equal to 90% of the price that common shares are sold in our offering at the weekly closing conducted on the day of or immediately following the distribution payment date, and such price may represent a premium to our net asset value per share. No commissions or dealer manager fees will be assessed on purchases pursuant to our distribution reinvestment plan. See "Distribution Reinvestment Plan."

Taxation

        We have elected, effective as of the date of our formation, to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our shareholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our shareholders, each tax year, at least 90% of our "investment company taxable income," which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement. See "Material U.S. Federal Income Tax Considerations."

Corporate Information

        Our principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We maintain a website at www.franklinsquare.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "FS Energy and Power Fund," or that "we" will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in us.

Shareholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Sales load(2)	10.0%
Offering expenses(3)	1.5%

Total shareholder transaction expenses	11.5%

Annual expenses (as a percentage of average net assets attributable to common shares)(1)
Base management fee(4)	2.95%
Incentive fees payable under our investment advisory and administrative services agreement(5)	0.29%
Interest payments on borrowed funds(6)	1.14%
Other expenses(7)	0.61%

Total annual expenses	4.99%

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that shareholders would pay a sales load of 10.0% with respect to common shares sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)	$159	$248	$336	$557

        The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. Assuming a 5.0% annual return, the incentive fee under the investment advisory and administrative services agreement may not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of our common shares determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 90% of the most recent offering price or at such price necessary to ensure that common shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. See "Distribution Reinvestment Plan" for additional information regarding our distribution reinvestment plan. See "Plan of Distribution" for additional information regarding shareholder transaction expenses.

(1)
Amount assumes that we sell $1.42 billion worth of our common shares during the twelve months following June 30, 2014, which represents the average monthly rate of capital raising during the three months ended September 30, 2014, annualized over twelve months. As of June 30, 2014, we had net assets of approximately $2.30 billion. Assuming we raise an additional $1.42 billion during the twelve months following June 30, 2014, we would receive net proceeds of approximately $1.26 billion, resulting in estimated net assets of approximately $3.56 billion, and average net assets of approximately $2.93 billion, based on our net assets of approximately $2.30 billion as of June 30, 2014. The amount also assumes inclusion of $340.0 million in proceeds from the credit facility with Deutsche Bank AG, New York Branch, or Deutsche Bank, $300.0 million from the credit facility with BNP Paribas Prime Brokerage, Inc., or BNP, $175.0 million from the credit facility with Citibank, N.A., or Citibank, $150.0 million from the credit facility with Natixis, New York Branch, or Natixis, $225.0 million from the debt financing arrangement with Goldman Sachs Bank USA, or Goldman, and $200.0 million from the credit facility with Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, or Wells Fargo Bank and, together with Wells Fargo Securities, LLC, Wells Fargo (see Note 6 below), which results in average total assets of approximately $4.32 billion. We may draw down less than the full amount available under the credit facilities. Actual expenses will depend on the number of common shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the twelve months following June 30, 2014, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $1.42 billion worth of our common shares during the twelve months following June 30, 2014.

(2)
"Sales load" includes selling commissions of 7.0% and dealer manager fees of 3.0%.

(3)
Amount reflects estimated offering expenses to be paid by us of up to $21.3 million if we raise $1.42 billion in gross proceeds during the twelve months following June 30, 2014.

(4)
Our base management fee under the investment advisory and administrative services agreement will be payable quarterly in arrears and will be calculated at an annual rate of 2.0% of the average value of our gross assets, which are assumed to equal 147.4% of our average net assets as described in Note 6 below. See "Investment Advisory and Administrative Services Agreement—Overview of FS Advisor—Advisory Fees." The base management fee shown in the table above is higher than the contractual rate because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than our gross assets.

(5)
Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to FS Advisor in the twelve months following June 30, 2014. However, the incentive fee payable to FS Advisor is based on our performance and will not be paid unless we achieve certain performance targets.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. Because the example above assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable in the twelve months following June 30, 2014.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains, which equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that the incentive fee on capital gains will be approximately 0.29% of average net assets and is based on the actual realized capital gains for the six months ended June 30, 2014 and the unrealized appreciation of our investments as of such date and assumes that all such unrealized appreciation is converted to realized capital gains on such date. Such amounts are expressed as a percentage of the estimated average net assets of approximately $2.93 billion for the twelve months following June 30, 2014. See "Investment Advisory and Administrative Services Agreement—Overview of FS Advisor—Advisory Fees" for a full explanation of how this incentive fee is calculated.

(6)
On June 24, 2011, we entered into a credit facility with Deutsche Bank through a wholly-owned subsidiary. The credit facility was amended on May 30, 2012, August 28, 2012, October 18, 2012, June 24, 2013 and June 11, 2014. The credit facility provides for borrowings in an aggregate amount up to $340.0 million with an interest rate equal to the London Interbank Offered Rate, or LIBOR, plus 1.80% per annum on all borrowings thereunder.

On December 11, 2013, we entered into a credit facility with BNP through a wholly-owned subsidiary. The credit facility was amended on August 18, 2014. The credit facility provides for borrowings in an aggregate amount up to $300.0 million with interest at a rate equal to three-month LIBOR plus 1.10% per annum.

On July 11, 2013, we entered into a credit facility with Natixis through a wholly-owned subsidiary. The credit facility provides for borrowings in an aggregate amount up to $150.0 million with interest at a rate equal to the applicable commercial paper rate plus 2.25% per annum.

On September 11, 2014, we entered into a debt financing arrangement with Goldman through two wholly-owned subsidiaries. The debt financing arrangement provides for borrowings in an aggregate amount up to $225.0 million with interest at a rate equal to three-month LIBOR plus 2.75% per annum.

On September 9, 2014, we entered into a credit facility with Wells Fargo Bank through a wholly-owned subsidiary. The credit facility provides for borrowings in an aggregate amount up to $200.0 million with interest at a rate equal to three-month LIBOR plus 2.50% to 2.75% per annum, depending on the composition of the portfolio of assets for the relevant period.

On May 24, 2013, we entered into a credit facility with Citibank through a wholly-owned subsidiary. The credit facility provides for borrowings in an aggregate amount up to $175.0 million with interest at a rate equal to three-month LIBOR plus 2.50% per annum during the first eighteen months of the facility and three-month LIBOR plus 2.75% per annum thereafter.

See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" for a discussion of the credit facilities.

The figure in the table assumes we borrow the full amount available under each credit facility and that the annualized weighted average borrowing costs under the credit facilities, including amortized costs and expenses, is 2.40%. Because the total assumed borrowing ($1.39 billion) represents 47.4% of our assumed average net assets for the twelve months following June 30, 2014 ($2.93 billion), the borrowing cost as a percentage of net assets set forth in the table above is 1.14% (or 47.4% of 2.40%).

(7)
Other expenses include accounting, legal and auditing fees, as well as the reimbursement of the compensation of administrative personnel and fees payable to our trustees who do not also serve in an executive officer capacity for us or FS Advisor. The amount presented in the table reflects estimated amounts we will pay during the twelve months following June 30, 2014 assuming we raise $1.42 billion during such time.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

        The dealer manager receives compensation and reimbursement for services relating to this offering, and we compensate FS Advisor for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See "Plan of Distribution." This table assumes our common shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income and the incentive fee on capital gains are calculated, see "Investment Advisory and Administrative Services Agreement—Overview of FS Advisor—Advisory Fees."

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (86,400,000 Common Shares)(1)
FEES TO THE DEALER MANAGER
Sales Load
Selling commissions(2)	Up to 7.0% of gross offering proceeds from this offering; all selling commissions are expected to be re-allowed to selected broker-dealers.	$66,528,000
Dealer manager fee(2)	Up to 3.0% of gross proceeds from this offering, all or a portion of which may be re-allowed to selected broker-dealers. The maximum aggregate amount of the reallowances of the 3.0% dealer manager fee will be 1.5% of the gross proceeds from common shares sold in this offering.	$28,512,000
REIMBURSEMENT TO OUR INVESTMENT ADVISER
Other offering and organization expenses(3)

We have reimbursed FS Advisor for the offering and organization costs it has incurred on our behalf and will, in the future, reimburse offering costs only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee, accountable due diligence expenses and the other offering and organization expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be approximately $14.3 million, or 1.5% of the gross offering proceeds, if we use the maximum amount offered.

		$14,256,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (86,400,000 Common Shares)(1)
INVESTMENT ADVISER FEES
Base management fee	The base management fee is calculated at an annual rate of	$16,822,080
	2.0% of our average gross assets and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of FS Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as FS Advisor may determine.
Subordinated incentive fee on income

The subordinated incentive fee on income is calculated and payable quarterly in arrears, and equals 20% of our "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.625% per quarter (an annualized hurdle rate of 6.5%).(4) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.625%, or the quarterly hurdle rate, on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the quarterly hurdle rate, but less than 2.031%, the subordinated incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the quarterly hurdle rate. This fee is referred to as the catch-up(5) and provides an increasing fee, but is in no event greater than

These amounts cannot be estimated because they are based upon the performance of the assets we hold. The amount of any subordinated incentive fee on income will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (86,400,000 Common Shares)(1)
the 20.0% of pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 1.625% to a 2.031% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.031% of adjusted capital, the subordinated incentive fee on income will equal 20.0% of pre-incentive fee net investment income.

For purposes of this fee, "adjusted capital" means cumulative gross proceeds generated from sales of our common shares (including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.

Incentive fee on capital gains

An incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement) and equals 20.0% of our incentive fee capital gains, which equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

These amounts cannot be estimated because they are based upon the performance of the assets we hold. The amount of any incentive fee on capital gains will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act.

OTHER EXPENSES
Other operating expenses(6)	We reimburse the expenses incurred by FS Advisor in	We have estimated these annual expenses to be approximately

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (86,400,000 Common Shares)(1)
	connection with its provision of administrative services provided to us, including the compensation payable by FS Advisor to administrative personnel of FS Advisor. We do not reimburse FS Advisor for personnel costs in connection with services for which FS Advisor receives a separate fee. In addition, we do not reimburse FS Advisor for (i) rent or depreciation, utilities, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of FS Advisor.	$2.4 million. Actual amounts may be lower or higher than this.

(1)
Assumes all common shares are sold at the current offering price of $11.00 per share with no reduction in selling commissions or dealer manager fees. Prior to July 2, 2014, our offering price was $10.95 per share; prior to June 25, 2014, our offering price was $10.90 per share; prior to March 26, 2014, our offering price was $10.85 per share; prior to February 19, 2014, our offering price was $10.80 per share; prior to December 26, 2013, our offering price was $10.75 per share; prior to May 16, 2013, our offering price was $10.70 per share; prior to April 16, 2013, our offering price was $10.60 per share; prior to March 18, 2013, our offering price per share was $10.50 per share; prior to February 1, 2013, our offering price per share was $10.45 per share; prior to January 2, 2013, our offering price per share was $10.40 per share; prior to December 17, 2012, our offering price per share was $10.30 per share; prior to October 16, 2012, our offering price was $10.25 per share; prior to October 1, 2012, our offering price was $10.20 per share; prior to September 17, 2012, our offering price was $10.10 per share; prior to August 1, 2012, our offering price was $10.05 per share; prior to March 1, 2012, our offering price was $10.00 per share; prior to January 17, 2012, our offering price was $9.95 per share; prior to November 1, 2011, our offering price was $9.90 per share; prior to October 3, 2011, our offering price was $10.00 per share. The offering price is subject to increase or decrease depending, in part, on our net asset value.

(2)
The selling commissions and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisors or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commissions or dealer manager fee will be paid in connection with common shares issued under our distribution reinvestment plan.

(3)
The offering and organization expense reimbursement consists of costs incurred by FS Advisor and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of FS Advisor's employees, employees of its affiliates and others while engaged in registering and marketing our common shares, which will include development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual aggregate expenses incurred by FS Advisor. FS Advisor is responsible for the payment of our cumulative offering and organization expenses to the extent they exceed 1.5% of the actual aggregate proceeds from the offering, without recourse against or reimbursement by us.

(4)
A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in an increase in the amount of incentive fees payable to FS Advisor.

(5)
As the quarterly pre-incentive fee net investment income rises from 1.625% to 2.031%, the "catch-up" feature allows FS Advisor to recoup the fees foregone as a result of the existence of the quarterly hurdle rate.

(6)
We paid approximately $900,000, $1,987,000, $700,000 and $147,000, respectively, in administrative services expenses to FS Advisor during the six months ended June 30, 2014 and the years ended December 31, 2013, 2012 and 2011. Franklin Square Holdings' three other affiliated BDCs, FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III, have similar arrangements with their investment advisers, FB Income Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC, respectively, relating to the reimbursement of administrative services expenses. The administrative services expenses paid by FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III to FB Income Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC, respectively, during the fiscal years ended December 31, 2010, 2011, 2012 and 2013, and during the six month period ended June 30, 2014, as applicable, are set forth in the table below:

Fiscal Year Ended December 31,	FS Investment Corporation	FS Investment Corporation II	FS Investment Corporation III
2010	$710,000	—	—
2011	$2,781,000	—	—
2012	$4,504,000	$215,000	—
2013	$4,959,000	$2,342,000	—
2014 (through June 30, 2014)	$1,856,000	$1,273,000	$4,000

  Neither we nor FS Advisor is responsible or obligated, whether directly or indirectly, for any reimbursements from FS Investment Corporation to FB Income Advisor, LLC, from FS Investment Corporation II to FSIC II Advisor, LLC or from FS Investment Corporation III to FSIC III Advisor, LLC.

        Certain of the advisory fees payable to FS Advisor are not based on the performance of our investments. See "Investment Advisory and Administrative Services Agreement" and "Certain Relationships and Related Party Transactions" for a more detailed description of the fees and expenses payable to FS Advisor, the dealer manager and their affiliates and the potential conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

        Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See "Prospectus Summary" and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:
What is a "BDC"?

A:
BDCs are closed-end funds that elect to be regulated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933, as amended, or the Securities Act, and the Exchange Act. BDCs make investments primarily in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and generally elect to be taxed as RICs for U.S. federal income tax purposes.

Q:
What is a "RIC"?

A:
A "RIC" is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level U.S. federal income taxes on any income that it distributes to its shareholders. To qualify for and maintain qualification as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its shareholders, each tax year, at least 90% of its "investment company taxable income," which is generally the sum of its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See "Material U.S. Federal Income Tax Considerations" for more information regarding RICs.

Q:
Who will choose which investments to make?

A:
All investment decisions made by FS Advisor require the unanimous approval of its investment committee. The members of FS Advisor's investment committee are Messrs. Forman, Coleman, Stahlecker and Klehr. Pursuant to an investment sub-advisory agreement with FS Advisor, GSO acts as our investment sub-adviser, and makes investment recommendations for our benefit to FS Advisor. Our board of trustees, including a majority of independent trustees, annually reviews the investment advisory and administrative services agreement and the investment sub-advisory agreement, to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

Q:
What is the experience of FS Advisor and GSO?

A:
Our investment activities are managed by FS Advisor, which oversees the management of our activities, and GSO, which assists with the day-to-day management of our investment operations. FS Advisor is an affiliate of Franklin Square Holdings. FS Advisor's senior management team has significant experience across private lending, private equity and real estate investing, including experience advising and managing BDCs through their management of the investment advisers to other BDCs and closed-end funds. See "Management" for more information on the experience of the members of the senior management team.

  From 2005 through 2013, funds managed by GSO have invested over $14 billion in Energy companies. As investment sub-adviser, GSO utilizes its experience in Energy investing and makes recommendations to FS Advisor in a manner that is consistent with its existing investment and monitoring processes. See "Investment Advisory and Administrative Services Agreement—Overview of GSO" for more information on GSO.

Q:
How does a "best efforts" offering work?

A:
When common shares are offered to the public on a "best efforts" basis, the broker-dealers and other financial representatives participating in the offering are only required to use their best efforts to sell common shares. Broker-dealers and other financial representatives do not have a firm commitment or obligation to purchase any of the common shares.

Q:
How long will this offering last?

A:
This is a continuous offering of our common shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every state in which we offer or sell common shares. Generally, such registrations are valid for a period of one year. Thus, we may have to stop selling common shares in any state in which our registration is not annually renewed or otherwise extended. Your ability to purchase common shares and submit common shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q:
Will I receive a share certificate?

A:
No. Our board of trustees has authorized the issuance of our common shares without certificates. We expect that we will not issue common shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our common shares on a national securities exchange. We anticipate that all of our common shares will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of share certificates and reduces the offering costs.

Q:
Who can buy common shares in this offering?

A:
In general, you may buy our common shares pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor's overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective shareholder's overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the common shares, (d) the background and qualifications of FS Advisor and GSO and (e) the tax consequences of the investment.

  Generally, you must purchase at least $5,000 of our common shares. Certain volume discounts may be available for large purchases. See "Plan of Distribution." After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under "Suitability Standards."

  Our affiliates may also purchase our common shares. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q:
How do I subscribe for common shares?

A:
If you meet the suitability standards and choose to purchase common shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the common shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:
Is there any minimum initial investment required?

A:
Yes. To purchase common shares in this offering, you must make an initial purchase of at least $5,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our common shares in this offering must be in amounts of at least $500, except for additional purchases pursuant to our distribution reinvestment plan. See "Plan of Distribution."

Q:
Can I invest through my IRA, Keogh or after-tax deferred account?

A:
Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing common shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing common shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See "Suitability Standards" for more information.

Q:
How will the payment of fees and expenses affect my invested capital?

A:
The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to shareholders. The payment of fees and expenses will also reduce the net asset value of your common shares.

Q:
Will the distributions I receive be taxable?

A:
Cash distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. Under current law, to the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of either 15% or 20%, depending on whether the shareholder's income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains over realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the shareholder's income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of a U.S. shareholder's holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's common shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Q:
When will I get my detailed tax information?

A:
We will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts to be included in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gains.

Q:
Will I be notified on how my investment is doing?

A:
Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year. These reports will also be available on our website at www.franklinsquare.com and on the SEC's website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such reports.

Q:
Will I be able to sell my common shares in a secondary market?

A:
We do not currently intend to list our common shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our common shares, it is unlikely that holders of common shares will be able to sell their common shares. If you are able to sell your common shares, it is likely that you will have to sell them at a significant discount to the purchase price of your common shares.

Q:
Are there any restrictions on the transfer of common shares?

A:
No. Common shares will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, we do not currently intend to list our common shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. We have implemented a share repurchase program, but only a limited number of common shares are eligible for repurchase by us. In addition, any such repurchases will be at a 10% discount to the offering price in effect on the date of repurchase. As a result, your ability to sell your common shares will be limited and you may not receive a full return of invested capital upon selling your common shares. We will not charge for transfers of our common shares except for necessary and reasonable costs actually incurred by us. See "Risk Factors—Risks Related to an Investment in Our Common Shares."

Q:
Will I otherwise be able to liquidate my investment?

A:
We intend to seek to complete a liquidity event for our shareholders within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of trustees in which our shareholders likely will receive cash or shares of a publicly-traded company. While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event at all.

Q:
Who can help answer my questions?

A:
If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial representative or the dealer manager at:

FS2 Capital Partners, LLC
Cira Centre
2929 Arch Street, Suite 675
Philadelphia, PA 19104
(215) 495-1150
Attention: Investor Services

SELECTED FINANCIAL DATA

        You should read this selected consolidated financial data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and notes thereto included elsewhere in this prospectus. The selected financial data as of and for the six months ended June 30, 2014 and 2013 has been derived from our unaudited consolidated financial statements and the selected financial data as of and for the years ended December 31, 2013, 2012 and 2011 and for the period from September 16, 2010 (Inception) to December 31, 2010 has been derived from our audited consolidated financial statements.

        Dollar amounts are presented in thousands, except for per share data.

	Six Months Ended June 30, (unaudited)
			Year Ended December 31,			Period from September 16, 2010 (Inception) to December 31, 2010(1)
	2014	2013	2013	2012	2011
Statements of operations data:
Investment income	$128,563	$45,083	$132,002	$29,965	$1,394	$—
Operating expenses
Total expenses	65,245	20,533	65,198	19,803	1,466	183
Less: Expense reimbursement from sponsor	—	—	—	(1,432)	(725)	—
Add: Expense recoupment to sponsor	—	—	—	1,432	—	—

Net expenses	65,245	20,553	65,198	19,803	741	183

Net investment income (loss)	63,318	24,530	66,804	10,162	653	(183)
Total net realized and unrealized gain (loss) on investments	42,933	9,917	41,566	32,101	314	—

Net increase (decrease) in net assets resulting from operations	$106,251	$34,447	$108,370	$42,263	$967	$(183)

Per share data:(2)
Net investment income (loss)—basic and diluted(3)	$0.31	$0.28	$0.58	$0.33	$0.16	$(8.15)

Net increase (decrease) in net assets resulting from operations—basic and diluted(3)	$0.52	$0.39	$0.94	$1.38	$0.23	$(8.15)

Distributions declared(4)	$0.32	$0.33	$0.66	$0.63	$0.28	$—

Balance sheet data:
Total assets	$3,153,307	$1,610,804	$2,428,659	$829,494	$112,732	$200

Credit facilities payable	$710,000	$353,000	$624,174	$185,232	$20,518	$—

Total net assets	$2,304,186	$1,065,144	$1,676,237	$602,889	$67,685	$200

Other data:
Total return(5)	5.38%	4.82%	10.49%	14.07%	1.23%	—
Number of portfolio company investments at period end	120	88	104	64	21	—
Total portfolio investments for the period	$2,954,968	$1,411,171	$2,295,602	$826,011	$95,199	$—
Proceeds from sales and prepayments of investments	$460,436	$348,473	$735,673	$244,192	$3,564	$—

(1)
We formally commenced investment operations on July 18, 2011. Prior to such date, we had no operations except for matters relating to our organization.

(2)
The share information utilized to determine per share data has been retroactively adjusted to reflect the share distribution declared in February 2012.

(3)
The per share data was derived by using the weighted average shares outstanding during the applicable period.

(4)
The per share data for distributions reflects the actual amount of distributions paid per share (as adjusted for share distributions) during the applicable period.

(5)
The total return for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The 2011 total return is based on an initial investment at $8.91 per share, which represents the initial offering price per share, net of sales commissions and dealer manager fees, after taking into account the share distribution to shareholders described in "Distributions." The total return does not consider the effect of the sales load from the sale of our common shares. The total return includes the effect of the issuance of common shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of our future total return, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and are calculated in accordance with U.S. generally accepted accounting principles, or GAAP. These return figures do not represent an actual return to shareholders.

RISK FACTORS

        Investing in our common shares involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common shares. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common shares could decline, and you may lose all or part of your investment.

Risks Related to an Investment in Our Common Shares

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer common shares than anticipated if our board of trustees determines to increase the offering price to comply with the requirement that we avoid selling common shares at a net offering price below our net asset value per share.

        The purchase price at which you purchase common shares will be determined at each weekly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our common shares. As a result, in the event of an increase in our net asset value per share, your purchase price may be higher than the prior weekly closing price per share, and therefore you may receive a smaller number of common shares than if you had subscribed at the prior weekly closing price. See "Determination of Net Asset Value."

We are a relatively new company and have a limited operating history.

        We were formed on September 16, 2010 and commenced investment operations on July 18, 2011 after satisfying the minimum offering requirement of selling, in aggregate, $2.5 million in common shares to persons not affiliated with us or FS Advisor. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common shares could decline substantially.

An investor may not have the opportunity to evaluate historical data or assess our future investments prior to purchasing our common shares.

        Other than those investments reflected in our portfolio at the time an investor subscribes for our common shares, investors will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning the investments we make using the proceeds from our continuous public offering prior to making a decision to purchase our common shares. An investor must rely on FS Advisor and GSO to implement our investment policies, to evaluate all of our investment opportunities and to structure the terms of our investments rather than evaluating our future investments in advance of purchasing our common shares. Because investors are not able to evaluate all of our investments in advance of purchasing our common shares, our continuous public offering may entail more risk than other types of offerings. This additional risk may hinder an investor's ability to achieve their own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

Our common shares are not listed on an exchange or quoted through a quotation system, and will not be for the foreseeable future, if ever. Therefore, shareholders will have limited liquidity and may not receive a full return of invested capital upon selling common shares.

        Our common shares are illiquid assets for which there is not a secondary market and it is not expected that any will develop in the foreseeable future. There can be no assurance that we will complete a liquidity event. A liquidity event could include (1) a listing of our common shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of trustees in which our shareholders likely will receive cash or shares of a publicly-traded company.

        In addition, any shares repurchased pursuant to our share repurchase program may be purchased at a price which may reflect a discount from the purchase price you paid for the common shares being repurchased. See "Share Repurchase Program" for a detailed description of our share repurchase program.

        If our common shares are listed, we cannot assure you that a public trading market will develop. In addition, a liquidity event involving a listing of our common shares on a national securities exchange may include certain restrictions on the ability of shareholders to sell their common shares. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her common shares.

        A liquidity event could include (1) a listing of our common shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, or (3) a merger or another transaction approved by our board of trustees in which our shareholders likely will receive cash or shares of a publicly-traded company. However, there can be no assurance that we will complete a liquidity event by a specified date or at all. If we do not successfully complete a liquidity event, liquidity for an investor's common shares will be limited to our share repurchase program, which we have no obligation to maintain.

Because the dealer manager is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a shareholder.

        The dealer manager is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Our ability to successfully conduct our continuous offering depends, in part, on the ability of the dealer manager to establish, operate and maintain a network of broker-dealers.

        The success of our continuous public offering, and correspondingly our ability to implement our business strategy, depends upon the ability of the dealer manager to establish, operate and maintain a network of licensed securities broker-dealers and other agents to sell our common shares. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our continuous public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Only a limited number of common shares may be repurchased pursuant to our share repurchase program and, to the extent you are able to sell your common shares under our share repurchase program, you may not be able to recover the amount of your investment in those shares.

        Our share repurchase program includes numerous restrictions that limit your ability to sell your common shares. We intend to limit the number of common shares repurchased pursuant to our share repurchase program as follows: (1) we currently intend to limit the number of common shares to be repurchased during any calendar year to the number of common shares we can repurchase with the proceeds we receive from the issuance of our common shares under our distribution reinvestment plan, although at the discretion of our board of trustees, we may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase common shares; (2) we intend to limit the number of common shares to be repurchased in any calendar year to 10% of the weighted average number of common shares outstanding in the prior calendar year, or 2.5% in each calendar quarter (though the actual number of common shares that we offer to repurchase may be less in light of the limitations noted above); (3) unless you tender all of your common shares, you must tender at least 25% of the number of common shares you have purchased and generally must maintain a minimum balance of $5,000 subsequent to submitting a portion of your common shares for repurchase by us; and (4) to the extent that the number of common shares tendered for repurchase exceeds the number of common shares that we are able to repurchase, we will repurchase common shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase common shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a trust to fail to meet statutory tests of solvency. Any of the foregoing limitations may prevent us from accommodating all repurchase requests made in any year. For example, our affiliate, FS Investment Corporation, commenced a share repurchase program in March 2010 with substantially similar terms as our share repurchase program. Because FS Investment Corporation had relatively few shares outstanding during the first year of its operations, the limitation described in clause (2) above resulted in fewer than all of the tendered shares being repurchased in two tender offers conducted by FS Investment Corporation in 2010.

        In addition, our board of trustees may amend, suspend or terminate the share repurchase program upon 30 days' notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your common shares, to suspend the share repurchase program and to cease repurchases. Further, the share repurchase program has many limitations and should not be relied upon as a method to sell common shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

        When we make quarterly repurchase offers pursuant to our share repurchase program, we may offer to repurchase common shares at a price that is lower than the price that investors paid for common shares in our offering. As a result, to the extent investors have the ability to sell their common shares to us as part of our share repurchase program, the price at which an investor may sell common shares, which, we expect will be 90% of the offering price in effect on the date of repurchase, may be lower than what an investor paid in connection with the purchase of common shares in our offering.

        In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the expiration date of such tender offer, to the extent an investor seeks to sell common shares to us as part of our share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our common shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

        Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        In addition, even if GSO identifies privately-negotiated investment opportunities that meet our investment objectives, because we do not have exemptive relief to engage in co-investment transactions with GSO and its affiliates, we will continue to be permitted to co-invest with GSO and its affiliates only in accordance with existing regulatory guidance and the allocation policies of FS Advisor, GSO and their respective affiliates.

        Prior to investing in securities of portfolio companies, we will invest the net proceeds of our continuous public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

        We may fund distributions from the uninvested proceeds of our continuous public offering and borrowings, and we have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make any such distributions. We have paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from the proceeds of our continuous public offering or from borrowings could reduce the amount of capital we ultimately invest in our portfolio companies.

A shareholder's interest in us will be diluted if we issue additional common shares, which could reduce the overall value of an investment in us.

        Our investors do not have preemptive rights to any common shares we issue in the future. Our declaration of trust authorizes us to issue 450,000,000 common shares. Pursuant to our declaration of trust, a majority of our entire board of trustees may amend our declaration of trust to increase the number of authorized common shares without shareholder approval. After an investor purchases common shares, our board of trustees may elect to sell additional common shares in the future, issue equity interests in private offerings or issue share-based awards to our independent trustees or employees of FS Advisor. To the extent we issue additional equity interests after an investor purchases our common shares, an investor's percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her common shares.

Certain provisions of our declaration of trust and bylaws could deter takeover attempts and have an adverse impact on the value of our common shares.

        Our declaration of trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our board of trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and our board of trustees may, without shareholder action, amend our declaration of trust to increase the number of our common shares, of any class or series, that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common shares the opportunity to realize a premium over the value of our common shares.

Risks Related to Our Business and Structure

Our board of trustees may change our investment policy by providing our shareholders with 60 days' prior notice, or may modify or waive our current operating policies and strategy without prior notice or shareholder approval, the effects of which may be adverse.

        Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of Energy companies. This investment policy may be changed by our board of trustees if we provide our shareholders with at least 60 days' prior notice. In addition, our board of trustees has the authority to modify or waive our current operating policies, investment criteria and strategy without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategy would have on our business, net asset value, operating results and the value of our common shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from such offering in ways with which investors may not agree or for purposes other than those contemplated in this or any other prospectus relating to our continuous public offering. Finally, because our common shares are not expected to be listed on a national securities exchange for the foreseeable future, you will be limited in your ability to sell your common shares in response to any changes in our investment policy, operating policies, investment criteria or strategy.

Our ability to achieve our investment objectives depends on FS Advisor's and GSO's ability to manage and support our investment process. If either FS Advisor or GSO were to lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

        Because we have no employees, we depend on the investment expertise, skill and network of business contacts of FS Advisor and GSO. FS Advisor, with the assistance of GSO, evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of FS Advisor and its senior management team. The departure of any members of FS Advisor's senior management team could have a material adverse effect on our ability to achieve our investment objectives. Likewise, the departure of any key employees of GSO may impact its ability to render services to us under the terms of its investment sub-advisory agreement with FS Advisor.

        Our ability to achieve our investment objectives depends on FS Advisor's ability, with the assistance of GSO, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. FS Advisor's capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, FS Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. FS Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

        In addition, the investment advisory and administrative services agreement that FS Advisor has entered into with us, as well as the investment sub-advisory agreement that FS Advisor has entered into with GSO, have termination provisions that allow the parties to terminate the agreements without penalty. The investment advisory and administrative services agreement may be terminated at any time, without penalty, by FS Advisor, upon 120 days' notice to us. The investment sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days' written notice by GSO or, if our board of trustees or the holders of a majority of our outstanding voting securities determine that the investment sub-advisory agreement with GSO should be terminated, by FS Advisor. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace FS Advisor or for FS Advisor to replace GSO. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing facility into which we may enter, which could have a material adverse effect on our business and financial condition.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of FS Advisor and GSO to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

        If FS Advisor or GSO fails to maintain its existing relationships with private equity sponsors, investment banks and commercial banks on which they rely to provide us with potential investment opportunities or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom FS Advisor and GSO have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

        Our ability to achieve our investment objectives depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our investment adviser's ability to identify, invest in and monitor companies that meet our investment criteria.

        Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of FS Advisor to provide competent, attentive and efficient services to us. Our executive officers and the members of FS Advisor's investment committee have substantial responsibilities in connection with their roles at Franklin Square Holdings and with the other entities affiliated with Franklin Square Holdings, as well as responsibilities under the investment advisory administrative services agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, FS Advisor will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that we will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business requires a substantial amount of capital to grow because we must distribute most of our income.

        Our business requires a substantial amount of capital. We have issued equity securities and have borrowed from financial institutions. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to maintain our RIC status. As a result, any such cash earnings may not be available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

        We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and collateralized loan obligation, or, CLO, funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle-market private U.S. companies, which we define as companies with annual revenue of $50 million to $2.5 billion at the time of investment. As a result of these new entrants, competition for investment opportunities in middle-market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in middle-market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of trustees and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of trustees. There is not a public market for the securities of the privately-held companies in which we invest. Many of our investments are not publicly-traded or actively-traded on a secondary market but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors or are not traded at all. As a result, we value these securities quarterly at fair value as determined in good faith by our board of trustees.

        Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company's earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our common shares may not receive distributions or that our distributions may not grow over time.

        We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of our board of trustees and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of trustees may deem relevant from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See "Regulation—Senior Securities."

Our distribution proceeds have exceeded and in the future may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our continuous public offering. Therefore, portions of the distributions that we make may represent a return of capital to you, which will lower your tax basis in your common shares.

        We may pay all or a substantial portion of our distributions from the proceeds of our continuous public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your common shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering, including any fees payable to FS Advisor.

Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.

        We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect. Changes in laws or regulations governing the operations of those with whom we do business, including selected broker-dealers and other financial representatives selling our common shares, could also have a material adverse effect on our business, financial condition and results of operations.

        In addition, any changes to the laws and regulations governing our operations, including with respect to permitted investments, may cause us to alter our investment strategy to avail ourselves of new or different opportunities or make other changes to our business. Such changes could result in material differences to our strategy and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of FS Advisor and GSO to other types of investments in which FS Advisor and GSO may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

        As a public company, we are subject to regulations not applicable to private companies, including provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis, to evaluate and disclose changes in our internal control over financial reporting.

Section 404 of the Sarbanes-Oxley Act also generally requires an attestation from our independent registered public accounting firm on the effectiveness of our internal control over financial reporting.

        As a result, we expect to incur significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management's time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain an effective system of internal control and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of our syndicated loan portfolio, reducing our net asset value through increased net unrealized depreciation.

        Prior to the onset of the financial crisis, CLOs, a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles, comprised a substantial portion of the market for purchasing and holding first and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. This pervasive forced selling and the resultant price declines eliminated or significantly impaired many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.

        Where prices appreciated measurably in recent years, conditions in the large corporate leveraged loan market may experience similar disruptions or deterioration, which may cause pricing levels to similarly decline or be volatile. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our syndicated loans, which could have a material adverse impact on our business, financial condition and results of operations.

Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and future recessions, downturns, disruptions or instability could have a materially adverse effect on our business.

        From time to time, the global capital markets may experience periods of disruption and instability, which could cause disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of U.S. and foreign governments, these events could contribute to worsening general economic conditions that materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular.

        Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

        Deterioration of economic and market conditions in the future could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

Future downgrades of the U.S. credit rating and global economic uncertainty could negatively impact our business, financial condition and results of operations.

        In August 2011, Standard & Poor's Ratings Services, or S&P, lowered its long-term sovereign credit rating on the U.S. from "AAA" to "AA+," which was affirmed by S&P in June 2013. In January 2012, S&P lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain. Recent U.S. budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. The impact of any further downgrade to the U.S. government's sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. These developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from any further downgrade of the U.S. government's sovereign credit rating or the economic crisis in Europe could have a material adverse effect on our business, financial condition and results of operations.

The impact of recent financial reform legislation on us is uncertain.

        In light of recent conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our shareholders.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Risks Related to FS Advisor and Its Affiliates

FS Advisor has limited prior experience managing a BDC or a RIC.

        While FS Advisor's management team consists of substantially the same personnel that form the investment and operations team of the investment advisers to Franklin Square Holdings' three other affiliated BDCs, FS Advisor has limited prior experience managing a BDC or a RIC and has limited experience investing in Energy companies. Therefore, FS Advisor may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our common shares may entail more risk than the shares of a comparable company with a substantial operating history.

        The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to other types of investment vehicles. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly-traded public companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or a RIC or could force us to pay unexpected taxes and penalties, which could be material. FS Advisor's limited experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

FS Advisor and its affiliates, including our officers and some of our trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

        FS Advisor and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and FS Advisor to earn increased asset management fees. In addition, the decision to utilize leverage has increased our assets and, as a result, has increased the amount of base management fees payable to FS Advisor.

We may be obligated to pay FS Advisor incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

        Our investment advisory and administrative services agreement entitles FS Advisor to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay FS Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

        Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. FS Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

        For U.S. federal income tax purposes, we will be required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

There may be conflicts of interest related to obligations FS Advisor's and GSO's senior management and investment teams have to our affiliates and to other clients.

        The members of the senior management and investment teams of both FS Advisor and GSO serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. For example, the officers, managers and other personnel of FS Advisor also serve in similar capacities to the investment advisers to Franklin Square Holdings' three other affiliated BDCs, FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III, and Franklin Square Holdings' affiliated closed-end management investment company, FS Global Credit Opportunities Fund. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on FS Advisor to manage our day-to-day activities and to implement our investment strategy. FS Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FS Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other entities affiliated with Franklin Square Holdings. FS Advisor and its employees will devote only as much of its or their time to our business as FS Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

        Furthermore, GSO, on which FS Advisor relies to assist it in identifying investment opportunities and making investment recommendations, has similar conflicts of interest. GSO or its subsidiary, GDFM, serves as investment sub-adviser to Franklin Square Holdings' three other affiliated BDCs and Franklin Square Holdings' affiliated closed-end management investment company. GSO, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GSO and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GSO. Also, in connection with such business activities, GSO and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time, effort and ability of the members of GSO, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of GSO and its affiliates. See "Prospectus Summary—Conflicts of Interest," "Management's Discussion and Analysis of Financial Conditions and Results of Operations—Related Party Transactions—Potential Conflicts of Interest" and "Portfolio Management—GSO Potential Conflicts of Interest" for a more detailed discussion of these potential conflicts of interest.

The time and resources that individuals employed by FS Advisor and GSO devote to us may be diverted, and we may face additional competition due to the fact that individuals employed by FS Advisor and GSO are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

        Neither FS Advisor nor GSO, or individuals employed by FS Advisor or GSO, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Because we do not have exemptive relief to engage in co-investment transactions with GSO and its affiliates, we will continue to be permitted to co-invest with GSO and its affiliates only in accordance with existing regulatory guidance. Affiliates of GSO, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GSO have no obligation to make their originated investment opportunities available to GSO or to us.

Our incentive fee may induce FS Advisor to make, and GSO to recommend, speculative investments.

        The incentive fee payable by us to FS Advisor may create an incentive for it to enter into investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to FS Advisor is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage FS Advisor to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common shares. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since GSO will receive a portion of the advisory fees paid to FS Advisor, GSO may have an incentive to recommend investments that are riskier or more speculative.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

        As a BDC, we may not acquire any assets other than "qualifying assets" unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. See "Regulation." Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

        If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

        As a result of the Annual Distribution Requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue "senior securities," as defined in the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater shareholder dilution.

        We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

        Under the 1940 Act, we generally are prohibited from issuing or selling our common shares at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common shares, or warrants, options or rights to acquire our common shares, at a price below the current net asset value of the common shares if our board of trustees and independent trustees determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders as well as those shareholders that are not affiliated with us approve such sale.

Pending legislation may allow us to incur additional leverage.

        As a BDC, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. Even if this legislation does not pass, similar legislation may pass that permits us to incur additional leverage under the 1940 Act. As a result, we may be able to incur additional indebtedness in the future, and, therefore, your risk of an investment in us may increase.

Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of trustees. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of trustees and, in some cases, the SEC. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons to the extent not covered by our exemptive relief, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by FS Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

        The net proceeds from the sale of common shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and industries and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

        Our investments in senior and subordinated debt, select equity investments and other investments issued by private Energy companies may be risky.

        Senior Debt.    There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company's subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the senior debt's terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

        Subordinated Debt.    Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

        Equity Investments.    We expect to make select equity investments in income-oriented preferred or common equity interests, which may include interests in MLPs. In addition, when we invest in senior secured loans and notes or subordinated debt, we may acquire warrants to purchase equity securities. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

        Net Profits Interests, Royalty Interests, Volumetric Production Payments, or VPPs.    We may invest in energy-specific non-operating investments including net profits interests, royalty interests or VPPs. Net profits interests and royalty interests are contractual agreements whereby the holders of such interests are entitled to a portion of the mineral production, or proceeds therefrom. A VPP is a type of structured investment whereby the owner sells a specific volume of production in a field or property to an investor and the investor receives a specific quota of production on a monthly basis in either raw output or proceeds therefrom. We will not have any operational control over these investments and our receipt of payments is contingent on the producer's ability to meet its supply obligations, which can make these types of investments highly speculative.

        Non-U.S. Securities.    We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

        In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or in instances where we exercise control over the borrower or render significant managerial assistance.

We generally will not control our portfolio companies.

        We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We are exposed to risks associated with changes in interest rates.

        We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

        Interest rates have recently been at or near historic lows. In the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain debt investments that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay the obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions may also decrease the value of any collateral securing our first lien or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and net asset value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach by our portfolio companies may harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may be highly leveraged.

        Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

        Investments in middle-market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

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  may have limited financial resources and may be unable to meet the obligations under their debt and equity securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors' actions and changing market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, trustees and members of FS Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

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  may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.

        Certain investments that we may make may include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We may also be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may be unable to exercise any put rights we acquire which grant us the right to sell our equity securities back to the portfolio company for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

        Our investments are primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt and equity securities that we hold. Second, the investments themselves often may be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FS Advisor and/or GSO to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

A lack of liquidity in certain of our investments may adversely affect our business.

        We invest in certain companies whose securities are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately-negotiated over-the-counter secondary market for institutional investors, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

        We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Our investments may include original issue discount instruments.

        To the extent that we invest in original issue discount instruments and the accretion of original issue discount constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

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  Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability;

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  For accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

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  The deferral of paid-in-kind, or PIK, interest may have a negative impact on liquidity, as it represents non-cash income that may require cash distributions to shareholders in order to maintain our RIC election; and

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  Original issue discount may create a risk of non-refundable cash payments to FS Advisor based on non-cash accruals that may never be realized.

We may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

        We may from time to time enter into total return swaps, credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.

        A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the referenced security or other assets underlying the total return swap during a specified period, in return for periodic payments based on a fixed or variable interest rate.

        A total return swap is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the total return swap and the debt obligations underlying the total return swap. In addition, we may incur certain costs in connection with a total return swap that could in the aggregate be significant.

        A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer's failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer's defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer's defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer's defaulted debt securities from the seller of protection.

        Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.

        A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us.

        Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage. See "—Risks Related to Debt Financing."

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Energy Company Risks

        Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of Energy companies. This investment policy may not be changed without at least 60 days' prior notice to holders of our common shares of any such change. The revenues, income (or losses) and valuations of Energy companies can fluctuate suddenly and dramatically due to a number of factors.

Because our investment policy is to invest at least 80% of our total assets in securities of Energy companies, our portfolio will not be well allocated among various industries.

        As there can be a correlation in the valuation of the securities in our portfolio, a decline in value of the securities of one company may be accompanied by a decline in the valuations of the securities of other companies within the Energy industry that we may hold in our portfolio. A decline in value of the securities of such issuers or a downturn in the Energy sector might have a more severe impact on us than on an entity that is more broadly allocated among various industries.

An increase or decrease in commodity supply or demand may adversely affect our business.

        A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities may adversely impact the financial performance or prospects of Energy companies in which we may invest. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion of natural gas, natural gas liquids, crude oil or coal production, rising interest rates, declines in domestic or foreign production of natural gas, natural gas liquids and crude oil, accidents or catastrophic events and economic conditions, among others.

An increase or decrease in commodity pricing may adversely affect our business.

        The return on our prospective investments in Energy companies will be dependent on the margins received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy companies in which we may invest to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Cyclicality within the Energy sector may adversely affect our business.

        Industries within the Energy sector are cyclical with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the industries within the Energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of Energy companies in which we may invest.

Changes in international, foreign, federal, state or local government regulation may adversely affect our business.

        Energy companies are subject to significant international, foreign, federal, state and local government regulation, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an Energy company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy companies in which we may invest.

        In particular, changes to laws and increased regulations or enforcement policies as a result of oil spills may adversely affect the financial performance of Energy companies. Additionally, changes to laws and increased regulation or restrictions on the use of hydraulic fracturing may adversely impact the ability of Energy companies to economically develop oil and natural gas resources and, in turn, reduce production for such commodities. Any such changes or increased regulations or policies may adversely affect the performance of Energy companies in which we may invest.

Energy companies are subject to various operational risks.

        Energy companies are subject to various operational risks, such as disruption of operations, mining, drilling or installation accidents, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some Energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

Energy companies that focus on exploration and production are subject to numerous reserve and production related risks.

        Exploration and production businesses are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, the possibility that no commercially productive oil, natural gas or other energy reservoirs will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of crude oil, natural gas or other resources, mechanical failures, cratering and pollution.

Competition between Energy companies may adversely affect our business.

        The Energy companies in which we may invest face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors may have superior financial and other resources.

Inability by companies in which we may invest to make accretive acquisitions may adversely affect our business.

        The ability of Energy companies in which we may invest to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of infrastructure assets that result in an increase in free cash flow. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

A significant accident or event that is not fully insured could adversely affect the operations and financial condition of Energy companies in which we may invest.

        The operations of Energy companies in which we may invest are subject to many hazards inherent in the transporting, processing, storing, distributing, mining, generating or marketing of natural gas, natural gas liquids, crude oil, coal, refined products, power or other commodities, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks, vessels or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined products or other commodities; and fires and explosions. Further, since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets and facilities, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy company's operations and financial condition. In addition, any increased governmental regulation to mitigate such risks (including regulations related to recent oil spills or hydraulic fracturing), could increase insurance premiums and other operating costs for Energy companies in which we may invest.

Energy reserves naturally deplete as they are produced over time and this may adversely affect our business.

        Energy reserves naturally deplete as they are produced over time. Many Energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Energy companies in which we may invest may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an Energy company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an Energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Infrastructure assets may be the future target of terrorist organizations.

        The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the economy and the securities markets. United States military and related action in the Middle East and elsewhere could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an Energy company's operations in unpredictable ways, including disruptions of fuel supplies and markets, and infrastructure assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that infrastructure assets, specifically the United States' pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Certain Energy companies are dependent on their parents or sponsors for a majority of their revenues and may be subject to affiliate party risk.

        Certain Energy companies in which we may invest are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy company's parent or sponsor to satisfy its payments or obligations would impact the Energy company's revenues and cash flows and ability to make distributions.

Changing economic, regulatory and political conditions in some countries, including political and military conflicts, may adversely affect the businesses in which we invest.

        Changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government inspections or requisitioning of vessels. These types of events could impact the delivery of commodities or impact pricing of commodities.

Risks Related to Our Investments in MLPs

        An investment in MLP units involves certain risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units. See "Risk Factors—Risks Related to U.S. Federal Income Tax."

An MLP's cash flow, and consequently its distributions, are subject to operational and general energy industry risks, which may result in disparate quarterly distributions.

        A portion of the cash flow received by us may be derived from investments in the equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions depend upon the amount of cash generated by the MLP's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP's operations and factors affecting the Energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP has available for distribution in a given quarter include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Investments in MLPs may have limited liquidity.

        Although common units of some MLPs may trade on public exchanges, certain of these securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and our judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively-traded, or over time experience decreased trading volume, may restrict our ability to take advantage of other market opportunities. In addition, many MLP units are privately held.

Investments in MLPs are susceptible to interest rate fluctuation risks.

        Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields of equity and debt securities of MLPs are susceptible in the short-term to fluctuations in interest rates and, like treasury bonds, the prices of these securities typically decline when interest rates rise. Accordingly, our net asset value may be impacted by an increase in interest rates. Further, rising interest rates could adversely impact the financial performance of MLPs in which we invest by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Our investments in MLPs may be subject to additional fees and expenses, including management and incentive fees, and, as a result, our investments in MLPs may achieve a lower rate of return than our other investments.

        MLPs are subject to additional fees, some of which are paid regardless of the performance of its assets. We will pay certain management fees to the adviser entity of any MLP in which we invest. FS Advisor will also earn its base management fee from us based on our gross assets, including our investment in any such MLP; therefore, we will be paying both FS Advisor's base management fee and any management fees charged by an MLP. As a result, our investment returns attributable to MLPs in which we invest may be lower than other investments we select. In addition, because the fees received by an MLP adviser are typically based on the managed assets of the MLP, including the proceeds of any leverage it may incur, the MLP adviser has a financial incentive to utilize leverage, which may create a conflict of interest between the MLP adviser and us as a shareholder in the MLP.

Risks Related to Debt Financing

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

        Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our and our special purpose financing subsidiaries' lenders and debt holders have fixed dollar claims on our and their assets that are superior to the claims of our shareholders. If the value of our assets increases, then leverage would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to shareholders. Leverage is generally considered a speculative investment technique.

The agreements governing our credit facilities contain various covenants which, if not complied with, could accelerate repayment under the applicable facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders.

        Our wholly-owned, special-purpose financing subsidiaries, Berwyn Funding LLC, or Berwyn Funding, FSEP Term Funding LLC, or FSEP Funding, EP Funding LLC, or EP Funding, Energy Funding LLC, or Energy Funding and Wayne Funding LLC, or Wayne Funding, have entered into credit facilities with BNP, Deutsche Bank, Citibank, Natixis and Wells Fargo, respectively. The agreements governing these facilities contain various default provisions and operational covenants which, if triggered, could result in the termination of the respective facility and the acceleration of any amounts outstanding thereunder, which could require us or our subsidiaries to liquidate positions at a time and/or at a price which is disadvantageous to us. This could result in losses and impact our ability to meet our investment objectives and pay distributions to shareholders.

        Our or our subsidiaries' failure to comply with the covenants set forth in the credit facilities could materially and adversely affect our liquidity, financial condition, results of operations and our ability to pay distributions to our shareholders. We cannot assure shareholders that we or our subsidiaries will be able to borrow funds under any such credit facility at any particular time or at all. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" for a more detailed discussion of the terms of our credit facilities.

We are subject to risks associated with our debt securitization facility.

        On September 11, 2014, through our two wholly-owned, special-purpose financing subsidiaries, Gladwyne Funding LLC, or Gladwyne Funding, and Strafford Funding LLC, or Strafford Funding, we entered into a debt financing arrangement with Goldman Sachs Bank USA, or Goldman, pursuant to which up to $225.0 million will be made available to us to fund investments and for other general corporate purposes. The financing transaction with Goldman is structured as a debt securitization. We use the term "debt securitization" to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis, or collectively referred to herein as income producing assets, and borrows money on a non-recourse basis against a legally separate pool of income producing assets. In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a "special purpose entity", which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

        Pursuant to the financing arrangement, assets in our portfolio may be sold and/or contributed by us from time to time to Gladwyne Funding pursuant to an amended and restated sale and contribution agreement, dated as of September 11, 2014, between us and Gladwyne Funding, or the Sale and Contribution Agreement. The assets held by Gladwyne Funding will secure the obligations of Gladwyne Funding under floating rate notes, or the Notes, to be issued from time to time by Gladwyne Funding to Strafford Funding pursuant to an indenture, dated as of September 11, 2014, or the Indenture, with Citibank, as trustee. Pursuant to the Indenture, the aggregate principal amount of Notes that may be issued by Gladwyne Funding from time to time is $400.0 million. All principal and any unpaid interest on the Notes will be due and payable on the stated maturity date of December 1, 2024. Strafford Funding will purchase the Notes to be issued by Gladwyne Funding from time to time at a purchase price equal to their par value.

        Strafford Funding, in turn, has entered into a repurchase transaction with Goldman pursuant to the terms of a master repurchase agreement and the related annex and master confirmation thereto, each dated as of September 11, 2014, or collectively, the Goldman Facility. Pursuant to the Goldman Facility, on one or more occasions beginning September 15, 2014 to but excluding December 15, 2014, Goldman will purchase Notes held by Strafford Funding for an aggregate purchase price equal to approximately 56.25% of the principal amount of Notes purchased. Subject to certain conditions, the maximum principal amount of Notes that may be purchased under the Goldman Facility is $400.0 million. Accordingly, the aggregate maximum amount payable to Strafford Funding under the Goldman Facility will not exceed $225.0 million.

        See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Goldman Financing" for a more detailed discussion of the terms of this debt securitization facility.

        As a result of this debt securitization facility, we are subject to certain risks, including those set forth below.

Our equity investment in Gladwyne Funding is subordinated to the debt obligations of Gladwyne Funding.

        Any dividends or other payments in respect of our equity interest in Gladwyne Funding are subordinated in priority of payment to the Notes. In addition, Gladwyne Funding is subject to certain payment restrictions set forth in the Indenture in respect of our equity interest.

        We will receive cash distributions based on our investment in Gladwyne Funding only if Gladwyne Funding has made all required cash interest payments on the Notes. We cannot assure you that distributions on the assets held by Gladwyne Funding will be sufficient to make any distributions to us or that the yield on our investment in Gladwyne Funding will meet our expectations.

        Our equity investment in Gladwyne Funding is unsecured and ranks behind all of the creditors, known or unknown, of Gladwyne Funding, including the holders of the Notes. Consequently, if the value of Gladwyne Funding's assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets or prepayment or changes in interest rates generally, the value of our equity investment in Gladwyne Funding could be reduced. Accordingly, our investment in Gladwyne Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

        In addition, if the value of Gladwyne Funding's assets decreases and Gladwyne Funding is unable to make any required payments to Strafford Funding pursuant to the terms of the Notes, Strafford Funding may, in turn, be unable to make any required payments to Goldman pursuant to the terms of the Goldman Facility. In such event, if the value of Strafford Funding's assets is not sufficient to meet Strafford Funding's payment obligations to Goldman, Strafford Funding may request that we loan to it pursuant to an uncommitted revolving credit agreement, dated as of September 11, 2014, between Strafford Funding, as borrower, and us, as lender, or the Revolving Credit Agreement, or that we otherwise provide additional funds to it to cover its payment obligations to Goldman. Otherwise, we may be subject to a loss in an amount up to the entire amount of our equity investment in Strafford Funding.

Our equity investment in Strafford Funding is subordinated to the debt obligations of Strafford Funding.

        Our equity investment in Strafford Funding is unsecured and ranks behind all of the creditors, known or unknown, of Strafford Funding, including Goldman. Consequently, if the value of Strafford Funding's assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets or prepayment or changes in interest rates generally, the value of our equity investment in Strafford Funding could be reduced. Accordingly, our investment in Strafford Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

        In addition, if the value of Strafford Funding's assets decreases or Gladwyne Funding fails to make any required payments to Strafford Funding pursuant to the terms of the Notes, Strafford Funding may be unable to make any required payments to Goldman pursuant to the terms of the Goldman Facility. In such event, if the value of Strafford Funding's assets is not sufficient to meet Strafford Funding's payment obligations to Goldman, Strafford Funding may request that we loan to it pursuant to the Revolving Credit Agreement or that we otherwise provide additional funds to it to cover its payment obligations to Goldman. Otherwise, we may be subject to a loss in an amount up to the entire amount of our equity investment in Strafford Funding.

Our equity investment in Gladwyne Funding has a high degree of leverage.

        The maximum aggregate principal amount of Notes permitted to be issued by Gladwyne Funding under the Indenture is $400.0 million. The maximum repurchase amount payable by Strafford Funding to Goldman under the Goldman Facility in respect of the issued Notes is $225.0 million, plus applicable financing fees. The market value of our equity investment in Gladwyne Funding may be significantly affected by a variety of factors, including changes in the market value of the assets held by Gladwyne Funding, changes in distributions on the assets held by Gladwyne Funding, defaults and recoveries on those assets, capital gains and losses on those assets, prepayments on those assets and other risks associated with those assets. Our investment in Gladwyne Funding may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of Goldman, as the holder of the Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Notes.

        The Notes rank senior in right of payment to any equity securities issued by Gladwyne Funding. As a result, there are circumstances in which the interests of Goldman, as the holder of the Notes, may not be aligned with our interests. For example, under the terms of the Notes, Goldman has the right to receive payments of principal and interest prior to Gladwyne Funding making any distributions or dividends to holders of its equity securities.

        For as long as the Notes remain outstanding, Goldman has the right to act in certain circumstances with respect to the portfolio of assets that secure the obligations of Gladwyne Funding under the Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Indenture trustee to declare events of default under or accelerate the Notes in accordance with the terms of the Indenture. Goldman has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Notes and triggering a repayment obligation on the part of Gladwyne Funding. Gladwyne Funding may not have proceeds sufficient to make required payments on the Notes and make any distributions to us. Any failure of Gladwyne Funding to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all.

The market value of the Notes may decline causing Strafford Funding to borrow funds from us in order to meet certain margin posting, which would have an adverse effect on the timing of payments to us.

        If at any time during the term of the Goldman Facility the market value of the Notes (measured by reference to the market value of Gladwyne Funding's portfolio of assets) declines and is less than the required margin amount under the Goldman Facility, or the Margin Threshold, Strafford Funding will be required to post cash collateral with Goldman in an amount at least equal to the amount by which the market value of the Notes at such time is less than the Margin Threshold. In such event, in order to satisfy this requirement, Strafford Funding intends to borrow funds from us pursuant to the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Strafford Funding pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement may not exceed $225.0 million and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. To the extent we loan additional funds to Strafford Funding to satisfy the Margin Threshold, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all. There is no assurance that loans made pursuant to the Revolving Credit Agreement will be repaid.

Restructurings of investments held by Gladwyne Funding, if any, may decrease their value and reduce the value of our equity interest in Gladwyne Funding.

        As investment manager, we have broad authority to direct and supervise the investment and reinvestment of the assets held by Gladwyne Funding, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related investment management agreement we have entered into with Gladwyne Funding. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings may change the terms of the investments and, in some cases, may result in Gladwyne Funding holding assets that do not meet certain specified criteria for the investments made by it, and also could adversely impact the market value of such investments and thereby the market value of the Notes, which in turn could adversely impact the ability of Strafford Funding to meet the Margin Threshold. Any amendment, waiver, modification or other restructuring that affects the market value of the assets underlying the Notes and therefore reduces Strafford Funding's ability to meet the Margin Threshold, will make it more likely that Gladwyne Funding will need to retain assets, including cash, to increase the market value of the assets underlying the Notes and for Strafford Funding to post cash collateral with Goldman in an amount at least equal to the amount by which the market value of the Notes is less than the Margin Threshold. Any such use of cash by Gladwyne Funding would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Gladwyne Funding or Strafford Funding.

        We receive cash from Gladwyne Funding and Strafford Funding only to the extent that Gladwyne Funding or Strafford Funding, respectively, makes distributions to us. Gladwyne Funding may make distributions to us, in turn, only to the extent permitted by the Indenture. The Indenture generally provides that distributions by Gladwyne Funding may not be made unless all amounts then due and owing with respect to the Notes have been paid in full. If we do not receive cash from Gladwyne Funding or Strafford Funding, we may be unable to make distributions to our shareholders in amounts sufficient to maintain our qualification as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of Goldman.

        If Goldman fails to sell the Notes back to Strafford Funding at the end of the applicable period, Strafford Funding's recourse will be limited to an unsecured claim against Goldman for the difference between the value of such Notes at such time and the amount that would be owing by Strafford Funding to Goldman had Goldman performed under the Goldman Facility. The ability of Goldman to satisfy such a claim will be subject to Goldman's creditworthiness at that time.

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

        The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common shares. If the value of our assets increases, leverage would cause the net asset value attributable to our common shares to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common share distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of base management fees payable to FS Advisor.

        As of June 30, 2014, we had $155.0 million in borrowings available under our financing facilities. Below is a summary of our outstanding financing facilities as of June 30, 2014:

Facility	Type of Facility	Rate		Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Prime Brokerage	L + 1.10%		$145,000	$55,000	March 27, 2015	(1)
Citibank Credit Facility	Revolving	L + 2.50%		$175,000	$—	May 24, 2015
Deutsche Bank Credit Facility	Revolving	L + 1.80%		$240,000	$100,000	June 11, 2015
Natixis Credit Facility	Revolving	CP + 2.25%	(2)	$150,000	$—	July 11, 2023

(1)
The BNP facility generally is terminable upon 270 days' notice by either party. As of June 30 2014, neither Berwyn Funding nor BNP had provided notice of its intent to terminate the facility. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources—BNF Facility."

(2)
Prior to March 2014, borrowings under the Natixis credit facility accrued interest at a rate equal to the three-month LIBOR plus 2.40% per annum. In March 2014, borrowings under the Natixis credit facility began to accrue interest at a rate equal to the applicable commercial paper rate plus 2.25% per annum.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $4.32 billion in total average assets, (ii) a weighted average cost of funds of 2.40%, (iii) $1.39 billion in debt outstanding (i.e., assumes that the full $1.39 billion available to us under the credit facilities with Deutsche Bank, BNP, Natixis, Citibank and Wells Fargo and under the debt financing arrangement with Goldman is outstanding) and (iv) $4.32 billion in shareholders' equity.

In order to compute the "Corresponding return to shareholders," the "Assumed Return on Our Portfolio (net of expenses)" is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to shareholders. The return available to shareholders is then divided by our shareholders' equity to determine the "Corresponding return to shareholders." Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to shareholders	–10.77%	–5.77%	–0.77%	4.23%	9.23%

        Similarly, assuming (i) $4.32 billion in total assets, (ii) a weighted average cost of funds of 2.40% and (iii) $1.39 billion in debt outstanding (i.e., assumes that the full $1.39 billion available to us under the credit facilities with Deutsche Bank, BNP, Natixis, Citibank and Wells Fargo Bank and under the debt financing arrangement with Goldman is outstanding), our assets would need to yield an annual return (net of expenses) of approximately 0.77% in order to cover the annual interest payments on our outstanding debt.

Changes in interest rates may affect our cost of capital and net investment income.

        Because we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to develop such expertise or arrange for such expertise to be provided.

        A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to FS Advisor with respect to pre-incentive fee net investment income. See "Investment Advisory and Administrative Services Agreement."

Risks Related to U.S. Federal Income Tax

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

        To qualify for and maintain RIC tax treatment under Subchapter M of the Code, we must meet the following annual distribution, income source and asset diversification requirements. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

  •
  The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of "investment company taxable income," which is generally the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

  •
  The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of securities or similar sources.

  •
  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our tax year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt obligations that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We may be adversely affected if an MLP or other non-corporate business structure in which we invest is treated as a corporation, rather than a partnership, for U.S. federal income tax purposes.

        Our ability to meet our investment objectives will depend on the level of taxable income and distributions and dividends we receive from the MLPs and other Energy company securities in which we may invest, a factor over which we have no control. The benefit we derive from an investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP is treated as a corporation for U.S. federal income tax purposes, such MLP would be obligated to pay U.S. federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital or capital gain). Therefore, treatment of an MLP as a corporation for U.S. federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common shares.

We may be adversely affected if an MLP or other non-corporate business structure in which we invest is unable to take advantage of certain tax deductions for U.S. federal income tax purposes and our income from investments in MLPs may exceed the cash received from such investments.

        As a limited partner in the MLPs in which we seek to invest, we will receive our share of income, gains, losses, deductions and credits from those MLPs. Historically, a significant portion of income from MLPs has been offset by tax deductions. As a result, this income has been significantly lower than cash distributions paid by MLPs. We will incur a current tax liability on our share of an MLP's income and gains that is not offset by tax deductions, losses, and credits, or our net operating loss carryforwards, if any. The percentage of an MLP's income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in an increase in our net ordinary income that we are required to distribute to shareholders to maintain our status as a RIC and to eliminate our liability for U.S. federal income tax. If our income from our investments in MLPs exceeds the cash distributions received from such investments, we may need to obtain cash from other sources in order to satisfy such distribution requirements. If we are unable to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and become subject to corporate-level federal income tax. We may also recognize gain in excess of cash proceeds upon the sale of an interest in an MLP. Any such gain may need to be distributed or deemed distributed in order to avoid liability for corporate-level federal income taxes on such gain. See "Material U.S. Federal Income Tax Considerations."

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of the companies in which we may invest;

  •
  the impact of the investments that we expect to make;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our current and expected financings and investments;

  •
  the adequacy of our cash resources, financing sources and working capital;

  •
  the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

  •
  our contractual arrangements and relationships with third parties;

  •
  actual and potential conflicts of interest with FS Advisor, FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, FS Global Advisor, LLC, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund, GSO or any of their affiliates;

  •
  the dependence of our future success on the general economy and its effect on the industries in which we may invest;

  •
  our use of financial leverage;

  •
  the ability of FS Advisor to locate suitable investments for us and to monitor and administer our investments;

  •
  the ability of FS Advisor or its affiliates to attract and retain highly talented professionals;

  •
  our ability to maintain our qualification as a RIC and as a BDC;

  •
  the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;

  •
  the effect of changes to tax legislation and our tax position; and

  •
  the tax status of the enterprises in which we may invest.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

        We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

ESTIMATED USE OF PROCEEDS

        The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell (1) $250,000,000 worth of common shares and (2) the maximum number of common shares registered in this offering, or 86,400,000 common shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common shares and the actual number of common shares we sell in the offering. The table below assumes that common shares are sold at the current offering price of $11.00 per share. Such amount is subject to increase or decrease based upon, among other things, our net asset value per share.

        We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments primarily in private U.S. Energy companies in accordance with our investment objectives and using the strategy described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes. Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of Energy companies. There can be no assurance we will be able to sell all of the common shares we are registering. If we sell only a portion of the common shares we are registering, we may be unable to achieve our investment objectives or allocate our portfolio among various issuers and industries.

        Pursuant to an expense support and conditional reimbursement agreement, dated as of February 14, 2012 and amended and restated as of May 16, 2013, or, as amended and restated, the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to shareholders will be paid from offering proceeds or borrowings. However, Franklin Square Holdings may terminate the expense reimbursement agreement at any time. In the event that the expense reimbursement agreement is terminated, we may pay distributions from offering proceeds or borrowings. In addition, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to make distributions to shareholders.

        Pending investment of the proceeds raised in this offering, we intend to invest the net proceeds primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

        The amounts in this table assume that the full fees and commissions are paid on all of our common shares offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See "Plan of Distribution." The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	$250 Million Raised		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	$250,000,000	100.0%	$950,400,000	100.0%
Less:
Selling Commission	17,500,000	7.0%	66,528,000	7.0%
Dealer Manager Fee	7,500,000	3.0%	28,512,000	3.0%
Offering Expenses	3,750,000	1.5%	14,256,000	1.5%

Net Proceeds/Amount Available for Investments	$221,250,000	88.5%	$841,104,000	88.5%

DISTRIBUTIONS

        Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a weekly or monthly basis and pay such distributions on a monthly basis. We will calculate each shareholder's specific distribution amount for the period using record and declaration dates, and each shareholder's distributions will begin to accrue on the date we accept each shareholder's subscription for our common shares. From time to time, we may also pay special interim distributions in the form of cash or common shares at the discretion of our board of trustees. For example, our board of trustees may periodically declare share distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell common shares at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share.

        We may fund our cash distributions to shareholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions.

        For a period of time following commencement of our continuous public offering, substantial portions of our distributions were funded through the reimbursement of certain expenses by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FS Advisor, that were subject to repayment by us within three years. The purpose of this arrangement was to ensure that no portion of our distributions to shareholders was paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees were not based on our investment performance. No portion of the distributions paid during the six months ended June 30, 2014 or 2013 was funded through the reimbursement of operating expenses by Franklin Square Holdings. However, our repayment of amounts previously reimbursed or waived by Franklin Square Holdings and its affiliates reduced the distributions that shareholders may otherwise have received during the six months ended June 30, 2013. During the six months ended June 30, 2014, we did not repay any amounts to Franklin Square Holdings for expenses previously reimbursed or waived. For the year ended December 31, 2011, if Franklin Square Holdings had not reimbursed certain of our expenses, 57% of the aggregate amount of distributions paid during such period would have been funded from offering proceeds or borrowings. Our repayment of amounts reimbursed or waived by Franklin Square Holdings and its affiliates reduced the distributions that shareholders would otherwise have received in the years ended December 31, 2012 and 2013. No portion of the distributions paid during the years ended December 31, 2013 or 2012 was funded through the reimbursement of operating expenses by Franklin Square Holdings. There can be no assurance that we will continue to achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

        On a quarterly basis, we will send information to all shareholders of record regarding the sources of distributions paid to our shareholders in such quarter. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common shares. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to FS Advisor. Each year shareholders will be notified regarding the sources of our distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, the latter of which is a non-taxable distribution).

        Pursuant to the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Overview—Expense Reimbursement" for a detailed discussion of the expense reimbursement agreement, including amounts reimbursed to us by Franklin Square Holdings thereunder and the repayment of such amounts to Franklin Square Holdings.

        From time to time and not less than on a quarterly basis, FS Advisor must review our accounts to determine whether cash distributions are appropriate. We intend to distribute pro rata to our shareholders' funds received by us which FS Advisor deems unnecessary for us to retain.

        We intend to make our ordinary distributions in the form of cash, out of assets legally available for distribution, unless shareholders elect to receive distributions in additional common shares under our distribution reinvestment plan. Although distributions paid in the form of additional common shares will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Investors receiving distributions in the form of additional common shares will be treated as receiving a distribution in the amount of the fair market value of our common shares. If shareholders hold common shares in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in additional common shares under our distribution reinvestment plan in lieu of cash.

        In order to qualify as a RIC, we must, among other things, distribute at least 90% of our "investment company taxable income," which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year (taking into account certain deferrals and elections), (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. Any distribution declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. shareholders on December 31 of the calendar year in which the distribution was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See "Regulation" and "Material U.S. Federal Income Tax Considerations."

        We declared our first distribution on July 21, 2011. The following table reflects the cash distributions per share that we have declared and paid on our common shares during the years ended

December 31, 2011, 2012, 2013 and 2014 (through June 30). Dollar amounts in the table below are presented in thousands, except per share data:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2011(1)	$0.2837	$1,278
2012(1)	$0.6276	$20,063
2013	$0.6616	$77,815
2014 (through June 30)	$0.3204	$64,746

(1)
The per share distributions have been retroactively adjusted, as necessary, to reflect the share distribution declared in February 2012 as discussed below.

        On June 11, 2014, our board of trustees determined to increase the amount of the regular weekly cash distributions payable to shareholders of record from $0.012793 per share to $0.013625 per share and declared regular weekly cash distributions for July 2014 through September 2014. On August 6, 2014, our board of trustees declared regular weekly cash distributions for October 2014 through December 2014. These distributions have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by our board of trustees in the amount of $0.013625 per share. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of our board of trustees.

        We have adopted an "opt in" distribution reinvestment plan for our shareholders. As a result, if we make a cash distribution, our shareholders will receive the distribution in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distribution reinvested in additional common shares. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a shareholder's ability to participate in our distribution reinvestment plan. See "Distribution Reinvestment Plan."

        The following table reflects the sources of the cash distributions on a tax basis that we have paid on our common shares during the six months ended June 30, 2014 and 2013 and the years ended December 31, 2013, 2012 and 2011. Dollar amounts in the table below and the paragraph that follows such table are presented in thousands:

	Six Months Ended June 30,				Year Ended December 31,
	2014		2013		2013		2012		2011
	(unaudited)
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	64,746	100%	29,182	100%	76,383	98%	15,559	77%	485	38%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	1,432	2%	2,930	15%	68	5%
Long-term capital gains proceeds from the sale of assets	—	—	—	—	—	—	232	1%	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Distributions on account of limited partnership interest	—	—	—	—	—	—	1,342	7%	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—	—	—	725	57%

Total	$64,746	100%	29,182	100%	$77,815	100%	$20,063	100%	$1,278	100%

(1)
During the six months ended June 30, 2014 and 2013, 90.6% and 97.0%, respectively, of our gross investment income was attributable to cash income earned, 4.6% and 3.0%, respectively, was attributable to non-cash accretion of discount and 4.8% and 0.0%, respectively, was attributable to PIK interest. During the years ended December 31, 2013, 2012 and 2011, 94.7%, 93.4% and 92.5%, respectively, of our gross investment income was attributable to cash interest earned, 2.9%, 6.6% and 4.0%, respectively, was attributable to non-cash accretion of discount and 2.4%, 0.0% and 3.5%, respectively, was attributable to PIK interest.

        Our net investment income on a tax basis for the six months ended June 30, 2014 and 2013 was $66,634 and $29,543, respectively. As of June 30, 2014, we had distributed all of our net investment income and realized gains on a tax basis. Our net investment income on a tax basis for the years ended December 31, 2013, 2012 and 2011 was $76,383, $15,559 and $1,210, respectively. As of December 31, 2013, we had $10,898 of undistributed ordinary income and net realized gains on a tax basis. As of December 31, 2012 and 2011, we had distributed all of our ordinary income and net realized gains on a tax basis.

        The difference between our GAAP-basis net investment income and our tax-basis net investment income is primarily due to the amount by which tax-basis income on a limited partnership interest differs from its GAAP-basis income, the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us, the reversal of non-deductible excise taxes, the inclusion of a portion of the periodic net settlement payments due on the total return swap in tax-basis net investment income and the reclassification of unamortized original issue discount recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes.

        The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2014 and 2013 and the years ended December 31, 2013, 2012 and 2011. Dollar amounts in the table below and the paragraph that follows such table are presented in thousands:

	Six Months Ended June 30,
			Year Ended December 31,
	(unaudited)
	2014	2013	2013	2012	2011
GAAP-basis net investment income	$63,318	$24,530	$66,804	$10,162	$653
Income on limited partnership interest	(938)	(1,274)	(802)	(2,537)	—
Reversal of incentive fee accrual on unrealized gains	7,559	(33)	5,464	5,462	67
Excise taxes	—	—	300	—	—
Tax-basis net investment income portion of total return swap payments	—	6,602	6,602	2,475	308
Reclassification of unamortized original issue discount	(3,733)	(284)	(1,166)	—	—
Other miscellaneous differences	428	2	(819)	(3)	182

Tax-basis net investment income	$66,634	$29,543	$76,383	$15,559	$1,210

        We may make certain adjustments to the classification of shareholders' equity as a result of permanent book-to-tax differences. During the year ended December 31, 2013, we reduced accumulated undistributed net realized gains on investments and total return swap and gain/loss on foreign currency by $5,420, and increased capital in excess of par value and accumulated distributions in excess of net investment income by $433 and $4,987, respectively. During the years ended December 31, 2012 and 2011, we reduced accumulated undistributed net realized gains on investments and total return swap and gain/loss on foreign currency by $2,475 and $308, respectively, and increased accumulated distributions in excess of net investment income by $2,475 and $308, respectively, to reflect the reclassification of a portion of realized gains on the total return swap into tax-basis net investment income. In addition, during the year ended December 31, 2012, we reduced capital in excess of par value by $1,342 to reflect distributions received by us during the year ended December 31, 2012 on account of a limited partnership interest held by us, which amount was treated as a return of capital for tax purposes.

        The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually.

        The following table reflects the share distribution that we declared on our common shares through June 30, 2014:

Date Declared	Record Date	Distribution Date	Distribution Percentage	Shares Issued
February 14, 2012	February 15, 2012	February 16, 2012	1.0%	106,133

        The purpose of this special share distribution was to maintain a net asset value per share that was below the then-current offering price, after deducting selling commissions and dealer manager fees, as required by the 1940 Act, subject to certain limited exceptions. Our board of trustees determined that our portfolio performance sufficiently warranted taking this action.

        The share distribution increased the number of common shares outstanding, thereby reducing our net asset value per share. However, because the share distribution was issued to all shareholders as of the record date in proportion to their holdings, the reduction in net asset value per share as a result of the share distribution was offset exactly by the increase in the number of common shares owned by each investor. As the overall value to an investor's position was not reduced as a result of the special share distribution, our board of trustees determined that this issuance would not be dilutive to shareholders as of the record date. As the share distribution did not change any shareholder's proportionate interest in us, it did not represent a taxable distribution.

        As of June 30, 2014 and December 31, 2013, the components of accumulated earnings on a tax basis were as follows (dollar amounts in the table below, the related note and the paragraph that follows such note are presented in thousands):

	June 30, 2014 (Unaudited)	December 31, 2013
Distributable ordinary income (income and short-term capital gains)	$12,839	$8,073
Distributable realized gains (long-term capital gains)	8,345	2,825
Distribution receivable on limited partnership interest	28	805
Incentive fee accrual on unrealized gains	(18,552)	(10,993)
Unamortized organization costs	(280)	(292)
Net unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency(1)	93,215	52,752

	$95,595	$53,170

(1)
As of June 30, 2014 and December 31, 2013, the gross unrealized appreciation on our investments and unrealized gain on foreign currency was $97,083 and $57,499, respectively. As of June 30, 2014 and December 31, 2013, the gross unrealized depreciation on our investments and unrealized loss on foreign currency was $3,868 and $4,747, respectively.

        The aggregate cost of our investments for U.S. federal income tax purposes totaled $2,861,755 and $2,247,420 as of June 30, 2014 and December 31, 2013, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $93,215 and $52,752 as of June 30, 2014 and December 31, 2013, respectively.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

        The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Special Note Regarding Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in "Management's Discussion and Analysis of Financial Condition and Results of Operations" have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Overview

        We were formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010 and formally commenced investment operations on July 18, 2011 upon raising gross proceeds in excess of $2,500 from sales of our common shares in our continuous public offering to persons who were not affiliated with us or FS Advisor. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code.

        Our investment activities are managed by FS Advisor and supervised by our board of trustees, a majority of whom are independent. Under the investment advisory and administrative services agreement, we have agreed to pay FS Advisor an annual base management fee based on our gross assets as well as incentive fees based on our performance. See "Investment Advisory and Administrative Services Agreement" for a description of the fees to which FS Advisor is entitled. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO assists FS Advisor in identifying investment opportunities and makes investment recommendations for approval by FS Advisor according to guidelines set by FS Advisor.

        Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of Energy companies. This investment policy may not be changed without at least 60 days' prior notice to holders of our common shares of any such change.

        Our investment objectives are to generate current income and long-term capital appreciation. We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

        Direct Originations:    We intend to leverage our relationship with GSO and its global sourcing and origination platform to directly source investment opportunities. Such investments are originated or structured for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not expect to make equity investments (other than income-oriented equity investments) independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

        Opportunistic:    We seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an Energy industry sub-sector being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include both event driven investments and anchor orders.

        In the case of event driven investments, we intend to take advantage of dislocations that arise in the markets due to an impending event and where the market's apparent expectation of value differs substantially from our fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company's financial position. Compared to other investment strategies, event driven investing depends more heavily on our ability to successfully predict the outcome of an individual event rather than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.

        We may also invest in certain opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant, i.e., an anchor order. In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment. Our decision to provide an anchor order to a syndicated transaction is predicated on a rigorous credit analysis, our familiarity with a particular company, Energy industry sub-sector or financial sponsor, and the broader investment experiences of FS Advisor and GSO.

        Broadly Syndicated/Other:    Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

        Our portfolio is comprised primarily of income-oriented securities, which refers to debt securities and income-oriented preferred and common equity interests, of privately-held Energy companies within the United States. We intend to weight our portfolio towards senior and subordinated debt. In addition to investments purchased from dealers or other investors in the secondary market, we expect to invest in primary market transactions and directly originated investments as this will provide us with the ability to tailor investments to best match a project's or company's needs with our investment objectives. Our portfolio may also be comprised of select income-oriented preferred or common equity interests, which refers to equity interests that pay consistent, high-yielding dividends, that we believe will produce both current income and long-term capital appreciation. These income-oriented preferred or common equity interests may include interests in MLPs. In connection with certain of our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. In addition, a portion of our portfolio may be comprised of minority interests in the form of common or preferred equity or other equity-related securities in our target companies and derivatives, such as total return swaps and credit default swaps. The size of our individual investments generally range between $5,000 and $75,000 each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of FS Advisor, subject to oversight by our board of trustees.

Revenues

        The principal measure of our financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on total return swap, net realized gain or loss on foreign currency, net unrealized appreciation or depreciation on investments, net unrealized appreciation or depreciation on total return swap and net unrealized gain or loss on foreign currency. Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net realized gain or loss on total return swap is the net monthly settlement payments received on our total return swap, or TRS, which we terminated on May 24, 2013. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currency fluctuations. Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio. Net unrealized appreciation or depreciation on total return swap is the net change in the fair value of the TRS. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations. In future quarters, we do not expect our revenues to include net realized gain or loss on total return swap or net unrealized appreciation or depreciation on total return swap as a result of the termination of our TRS on May 24, 2013. We may, however, elect to utilize a total return swap in the future.

        We principally generate revenues in the form of interest income on the debt investments we hold. We also generate revenues in the form of dividends and other distributions on the equity or other securities we may hold. In addition, we generate revenues in the form of commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned.

Expenses

        Our primary operating expenses include the payment of advisory fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee compensates FS Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FS Advisor is responsible for compensating our investment sub-adviser.

        We reimburse FS Advisor for expenses necessary to perform services related to our administration and operations. Such services include the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our shareholders and reports filed with the SEC. In addition, FS Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

        The amount of the reimbursement payable to FS Advisor is set at the lesser of (1) FS Advisor's actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. FS Advisor is required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of trustees then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of trustees, among other things, compares the total amount paid to FS Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse FS Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FS Advisor.

        We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  corporate and organization expenses relating to offerings of our common shares, subject to limitations included in the investment advisory and administrative services agreement;

  •
  the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

  •
  the cost of effecting sales and repurchases of our common shares and other securities;

  •
  investment advisory fees;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

  •
  interest payments on our debt or related obligations;

  •
  transfer agent and custodial fees;

  •
  research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g. telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees;

  •
  federal, state and local taxes;

  •
  annual fees of the Delaware trustee;

  •
  fees and expenses of trustees not also serving in an executive officer capacity for us or FS Advisor;

  •
  costs of proxy statements, shareholders' reports and notices and other filings;

  •
  fidelity bond, trustees and officers/errors and omissions liability insurance and other insurance premiums;

  •
  direct costs such as printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

  •
  brokerage commissions for our investments;

  •
  costs associated with our chief compliance officer; and

  •
  all other expenses incurred by FS Advisor, GSO or us in connection with administering our business, including expenses incurred by FS Advisor or GSO in performing administrative services for us and administrative personnel paid by FS Advisor, to the extent they are not controlling persons of FS Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

        In addition, we have contracted with State Street Bank and Trust Company, or State Street, to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FS Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

Expense Reimbursement

        Pursuant to the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate dividends and other distributions to us that are treated for tax purposes as a return of capital, a portion of our distributions to shareholders may also be deemed to constitute a return of capital for tax purposes to the extent that we may use such dividends or other distribution proceeds to fund our distributions to shareholders. Under those circumstances, Franklin Square Holdings will not reimburse us for the portion of such distributions to shareholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to shareholders.

        Under the expense reimbursement agreement, Franklin Square Holdings will reimburse us for expenses in an amount equal to the difference between our cumulative distributions paid to our shareholders in each quarter, less the sum of our net investment company income, net capital gains and dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment company taxable income or net capital gains) in each quarter.

        Pursuant to the expense reimbursement agreement, we have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of our net investment company taxable income, net capital gains and the amount of any dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment company taxable investment income or net capital gains) exceeds the distributions paid by us to our shareholders; provided, however, that (i) we will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter beginning on or after July 1, 2013 to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause "other operating expenses" (as defined below) (on an annualized basis and net of any expense support payments received by us during such fiscal year) to exceed the lesser of (A) 1.75% of our average net assets attributable to common shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of our average net assets attributable to common shares represented by "other operating expenses" during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) we will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the aggregate amount of distributions per share declared by us in such calendar quarter is less than the aggregate amount of distributions per share declared by us in the calendar quarter in which Franklin Square Holdings made the expense support payment to which such reimbursement relates. We are not obligated to pay interest on the payments we receive from Franklin Square Holdings. "Other operating expenses" means our total "operating expenses" (as defined below), excluding base management fees, incentive fees, offering and organization expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. "Operating expenses" means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

        We or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, our conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

        Franklin Square Holdings is controlled by our chairman, president and chief executive officer, Michael C. Forman, and our vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

        During the six months ended June 30, 2014 and 2013, we did not accrue any reimbursements from Franklin Square Holdings. As of June 30, 2014 and December 31, 2013, we had no reimbursements due from Franklin Square Holdings. Under the expense reimbursement agreement, amounts reimbursed by Franklin Square Holdings may become subject to repayment by us in the future. During the six months ended June 30, 2014 and 2013, we did not accrue any amounts for expense recoupments payable to Franklin Square Holdings. During the six months ended June 30, 2013, we paid $1,083 in expense recoupments to Franklin Square Holdings. As of June 30, 2014, no further amounts remained subject to repayment by us to Franklin Square Holdings in the future.

Portfolio Investment Activity for the Six Months Ended June 30, 2014 and for the Year Ended December 31, 2013

        During the six months ended June 30, 2014, we made investments in portfolio companies totaling $1,059,647. During the same period, we sold investments for proceeds of $192,754 and received principal repayments of $267,682. As of June 30, 2014, our investment portfolio, with a total fair value of $2,954,968, consisted of interests in 120 portfolio companies (29% in first lien senior secured loans, 31% in second lien senior secured loans, 6% in senior secured bonds, 29% in subordinated debt and 5% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $221.8 million. As of June 30, 2014, the investments in our portfolio were purchased at a weighted average price of 99.5% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 62.4% of our portfolio based on the fair value of our investments) was B3 based upon Moody's, and our estimated gross annual portfolio yield, prior to leverage (which represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date) was 8.8% based upon the amortized cost of our investments. The portfolio yield does not represent an actual investment return to shareholders.

        Based on our regular weekly cash distribution rate of $0.013625 per share as of June 30, 2014 and our public offering price of $10.95 per share as of such date, the annualized distribution rate to shareholders as of June 30, 2014 was 6.47%. The distribution rate to shareholders does not represent an actual investment return to shareholders and may include income, realized capital gains and a return of investors' capital. Our gross annual portfolio yield and distribution rate to shareholders are subject to change and in the future may be greater or less than the rates set forth above. See the section entitled "Risk Factors" for a discussion of the uncertainties, risks and assumptions associated with these statements.

        During the year ended December 31, 2013, we made investments in portfolio companies totaling $2,295,602. During the same period, we sold investments for proceeds of $521,048 and received principal repayments of $214,625. As of December 31, 2013, our investment portfolio, with a total fair value of $2,300,201, consisted of interests in 104 portfolio companies (27% in first lien senior secured loans, 30% in second lien senior secured loans, 4% in senior secured bonds, 34% in subordinated debt and 5% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $185.8 million. As of December 31, 2013, the investments in our portfolio were purchased at a weighted average price of 99.5% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 63.2% of our portfolio based on the fair value of our investments) was B3 based upon the Moody's scale, and our estimated gross annual portfolio yield, prior to leverage, was 8.8% based upon the amortized cost of our investments. Our gross annual portfolio yield, prior to leverage, represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of December 31, 2013. The portfolio yield does not represent an actual investment return to shareholders.

        Based on our regular weekly cash distribution rate of $0.012675 per share as of December 31, 2013 and our public offering price of $10.80 per share as of such date, the annualized distribution rate to shareholders as of December 31, 2013 was 6.10%. The distribution rate to shareholders does not represent an actual investment return to shareholders and may include income, realized capital gains and a return of investors' capital. Our gross annual portfolio yield and distribution rate to shareholders are subject to change and in the future may be greater or less than the rates set forth above. See "Risk Factors" for a discussion of the uncertainties, risks and assumptions associated with these statements.

Total Portfolio Activity

        The following tables present certain selected information regarding our portfolio investment activity for the six months ended June 30, 2014 and the year ended December 31, 2013:

Net Investment Activity	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(unaudited)
Purchases	$1,059,647	$2,295,602
Sales and Redemptions	(460,436)	(735,673)

Net Portfolio Activity	$599,211	$1,559,929

	For the Six Months Ended June 30, 2014
			For the Year Ended December 31, 2013
	(unaudited)
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$300,140	28%	$880,162	38%
Senior Secured Loans—Second Lien	365,115	35%	658,910	29%
Senior Secured Bonds	116,066	11%	80,924	3%
Subordinated Debt	244,591	23%	617,025	27%
Equity/Other	33,735	3%	58,581	3%

Total	$1,059,647	100%	$2,295,602	100%

        The following table summarizes the composition of our investment portfolio at cost and fair value as of June 30, 2014 and December 31, 2013:

	June 30, 2014			December 31, 2013
	(unaudited)
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$837,310	$854,665	29%	$624,327	$634,919	27%
Senior Secured Loans—Second Lien	899,236	910,104	31%	673,512	683,723	30%
Senior Secured Bonds	167,689	171,557	6%	79,553	82,484	4%
Subordinated Debt	824,150	864,908	29%	767,083	789,834	34%
Equity/Other	137,618	153,734	5%	105,479	109,241	5%

	$2,866,003	$2,954,968	100%	$2,249,954	$2,300,201	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

	June 30, 2014	December 31, 2013
Number of Portfolio Companies	120	104
% Variable Rate (based on fair value)	60.4%	60.5%
% Fixed Rate (based on fair value)	34.4%	34.7%
% Income Producing Equity or Other Investments (based on fair value)	2.9%	3.9%
% Non-Income Producing Equity or Other Investments (based on fair value)	2.3%	0.9%
Average Annual EBITDA of Portfolio Companies	$221,846	$185,816
Weighted Average Purchase Price of Investments (as a % of par or stated value)	99.5%	99.5%
Weighted Average Credit Rating of Investments that were Rated	B3	B3
% of Investments on Non-Accrual	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	8.8%	8.8%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income Producing Assets	8.9%	8.9%

Direct Originations

        The following tables present certain selected information regarding our direct originations for the six months ended June 30, 2014 and the year ended December 31, 2013:

Net Direct Originations	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Total Commitments (including Unfunded Commitments)	$466,760	$625,627
Exited Investments (including partial paydowns)	(116,971)	(60,000)

Net Direct Originations	$349,789	$565,627

	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013
New Direct Originations by Asset Class (including unfunded commitments)	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans—First Lien	$152,636	33%	$174,800	28%
Senior Secured Loans—Second Lien	221,010	47%	182,500	29%
Senior Secured Bonds	66,073	14%	—	—
Subordinated Debt	—	—	185,000	30%
Equity/Other	27,041	6%	83,327	13%

Total	$466,760	100%	$625,627	100%

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Average New Direct Origination Commitment Amount	$42,433	$56,875
Weighted Average Maturity for New Direct Originations	3/2/19	4/13/18
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations during Period	9.6%	9.8%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations Exited during Period	8.6%	9.5%

        The following table presents certain selected information regarding our direct originations as of June 30, 2014 and December 31, 2013:

Characteristics of All Direct Originations held in Portfolio	June 30, 2014	December 31, 2013
Number of Portfolio Companies	17	11
Average Annual EBITDA of Portfolio Companies	$28,502	$42,800
Average Leverage Through Tranche of Portfolio Companies—Excluding Equity/Other Securities	5.1x	3.9x
% of Investments on Non-Accrual	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	9.9%	10.0%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations during Period—Excluding Non-Income Producing Assets	9.4%	10.1%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations—Excluding Non-Income Producing Assets	10.5%	10.3%

Portfolio Composition by Strategy and Industry

        The table below summarizes the composition of our investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of June 30, 2014 and December 31, 2013:

	June 30, 2014		December 31, 2013
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$967,690	33%	$577,357	25%
Opportunistic	692,754	23%	648,496	28%
Broadly Syndicated/Other	1,294,524	44%	1,074,348	47%

Total	$2,954,968	100%	$2,300,201	100%

        The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2014 and December 31, 2013:

	June 30, 2014		December 31, 2013
	(unaudited)
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Upstream	$1,479,639	50%	$1,112,686	48%
Midstream	268,579	9%	288,414	13%
Downstream	4,279	0%	4,256	0%
Power	218,528	8%	159,433	7%
Service & Equipment	983,943	33%	735,412	32%

Total	$2,954,968	100%	$2,300,201	100%

        As of June 30, 2014, we did not "control" and were not an "affiliated person" of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned 25% or more of its voting securities and would be an "affiliated person" of a portfolio company if we owned 5% or more of its voting securities.

        Our investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2014, we had two senior secured loan investments with aggregate unfunded commitments of $56,357 and three equity/other investments with aggregate unfunded commitments of $16,722. As of June 30, 2014, these unfunded equity/other investments were BL Sand Hills Unit, L.P., net profits interest, BL Sand Hills Unit, L.P., overriding royalty interest and Synergy Offshore LLC. As of December 31, 2013, we had three senior secured loan investments with aggregate unfunded commitments of $62,149 and five equity/other investments with aggregate unfunded commitments of $24,558. As of December 31, 2013, these unfunded equity/other investments were American Energy Ohio Holdings, LLC, BL Sand Hills Unit, L.P., net profits interest, BL Sand Hills Unit, L.P., overriding royalty interest, San Pedro Development, LLC and Synergy Offshore LLC. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

Portfolio Asset Quality

        In addition to various risk management and monitoring tools, FS Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FS Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company's business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

        The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2014 and December 31, 2013:

	June 30, 2014		December 31, 2013
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$78,257	3%	$76,865	3%
2	2,769,164	94%	2,160,052	94%
3	107,547	3%	63,284	3%
4	—	—	—	—
5	—	—	—	—

	$2,954,968	100%	$2,300,201	100%

        The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

Comparison of the Six Months Ended June 30, 2014 and 2013

Revenues

        We generated investment income of $128,563 and $45,083 for the six months ended June 30, 2014 and 2013, respectively, in the form of interest and fees earned on senior secured loans, senior secured bonds and subordinated debt investments in our portfolio and dividends and other distributions earned on equity/other investments in our portfolio. Such revenues represent $116,416 and $43,751 of cash income earned as well as $12,147 and $1,332 in non-cash portions relating to accretion of discount, PIK interest and accrual of limited partnership income for the six months ended June 30, 2014 and 2013, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases and the proportion of directly originated investments in our portfolio increases.

Expenses

        Our total expenses were $65,245 and $20,553 for the six months ended June 30, 2014 and 2013, respectively. Our expenses include base management fees attributed to FS Advisor of $27,545 and $11,365 for the six months ended June 30, 2014 and 2013, respectively. Our expenses also include administrative services expenses attributed to FS Advisor of $1,943 and $997 for the six months ended June 30, 2014 and 2013, respectively.

        FS Advisor is eligible to receive incentive fees based on our performance. During the six months ended June 30, 2014 and 2013, we accrued subordinated incentive fees on income of $14,623 and $753, respectively, based on the performance of our portfolio. During the six months ended June 30, 2014 and 2013, we accrued capital gains incentive fees of $8,580 and $1,989, respectively, based on the performance of our portfolio, of which $7,559 and $(33), respectively, was based on unrealized gains (or a decline in unrealized gains) and $1,021 and $2,022, respectively, was based on realized gains. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. See "—Critical Accounting Policies—Capital Gains Incentive Fee."

        We recorded interest expense of $8,433 and $2,657 for the six months ended June 30, 2014 and 2013, respectively, in connection with our credit facilities. For the six months ended June 30, 2014 and 2013, fees and expenses incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $554 and $308, respectively, and fees and expenses incurred with our share transfer agent totaled $1,307 and $875, respectively. Fees for our board of trustees were $416 and $399 for the six months ended June 30, 2014 and 2013, respectively.

        Our other general and administrative expenses totaled $1,737 and $1,210 for the six months ended June 30, 2014 and 2013, respectively, and consisted of the following:

	Six Months Ended June 30,
	2014	2013
Expenses associated with our independent audit and related fees	$205	$164
Compensation of our chief compliance officer	60	55
Legal fees	468	403
Printing fees	141	277
Insurance expense	113	70
Other	750	241

Total	$1,737	$1,210

        We generally expect our total expenses related to our ongoing operations to decrease as a percentage of our average net assets because of the anticipated growth in the size of our asset base. During the six months ended June 30, 2014 and 2013, the ratio of our total expenses to our average net assets was 3.29% and 2.46% respectively. During the six months ended June 30, 2014 and 2013, our ratio of total expenses to average net assets included $8,433 and $2,657, respectively, related to interest expense, $23,203 and $2,742, respectively, related to accruals for incentive fees and $107 and $0, respectively, related to accruals for income taxes. Without such expenses, our ratio of total expenses to average net assets would have been 1.69% and 1.81% for the six months ended June 30, 2014 and 2013, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in benchmark interest rates such as LIBOR, among other factors.

Expense Reimbursement

        During the six months ended June 30, 2014 and 2013, we did not accrue any reimbursements from Franklin Square Holdings. Under the expense reimbursement agreement, amounts reimbursed by Franklin Square Holdings may become subject to repayment by us in the future. During the six months ended June 30, 2014 and 2013, we did not accrue any amounts for expense recoupments payable to Franklin Square Holdings. During the six months ended June 30, 2013, we paid $1,083 in expense recoupments to Franklin Square Holdings. As of June 30, 2014, no further amounts remained subject to repayment by us to Franklin Square Holdings in the future. For a discussion of the expense reimbursement agreement, see "—Overview—Expense Reimbursement."

Net Investment Income

        Our net investment income totaled $63,318 ($0.31 per share) and $24,530 ($0.28 per share) for the six months ended June 30, 2014 and 2013, respectively. The change in net investment income on a per share basis for the six months ended June 30, 2014 was primarily driven by an increase in the amount of income received from directly originated and opportunistic investments, which was offset to some extent by increases in accruals for incentive fees during the period.

Net Realized Gains or Losses

        We sold investments and received principal repayments of $192,754 and $267,682, respectively, during the six months ended June 30, 2014, from which we realized a net gain of $4,691. We realized a net loss of $507 from settlements on foreign currency during the six months ended June 30, 2014. We sold investments and received principal repayments of $212,828 and $135,645, respectively, during the six months ended June 30, 2013, from which we realized a net gain of $3,421. During the six months ended June 30, 2013, we earned $12,736 from periodic net settlement payments on our TRS and the termination of our TRS, which are reflected as realized gains, and realized a net gain of $10 from settlements on foreign currency.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Total Return Swap and Unrealized Gain (Loss) on Foreign Currency

        For the six months ended June 30, 2014 and 2013, the net change in unrealized appreciation (depreciation) on investments totaled $38,718 and $(3,079), respectively, and the net change in unrealized gain (loss) on foreign currency was $31 and $(30), respectively. The net change in unrealized appreciation (depreciation) on our TRS for the six months ended June 30, 2013 was $(3,141). The change in unrealized appreciation (depreciation) on our investments during the six months ended June 30, 2014 was primarily driven by a general tightening of credit spreads and by the performance of our directly originated and opportunistic investments. The change in unrealized appreciation (depreciation) on our investments and TRS during the six months ended June 30, 2013 was primarily driven by a general widening of credit spreads during the second quarter of 2013 and the termination of our TRS, which converted unrealized gains as of December 31, 2012 into realized gains.

Net Increase (Decrease) in Net Assets Resulting from Operations

        For the six months ended June 30, 2014 and 2013, the net increase (decrease) in net assets resulting from operations was $106,251 ($0.52 per share) and $34,447 ($0.39 per share), respectively.

Comparison of the Years Ended December 31, 2013 and 2012

Revenues

        We generated investment income of $132,002 and $29,965 for the years ended December 31, 2013 and 2012, respectively, in the form of interest and fees earned on senior secured loans, senior secured bonds and subordinated debt investments in our portfolio and dividends and other distributions earned on equity/other investments in our portfolio. Such revenues represent $124,987 and $27,980 of cash income earned as well as $7,015 and $1,985 in non-cash portions relating to accretion of discount, PIK interest and accrual of limited partnership income for the years ended December 31, 2013 and 2012, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The level of income we receive is directly related to the balance of income-producing investments multiplied by the weighted average yield of our investments. We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases and the proportion of directly originated investments in our portfolio increases.

Expenses

        Our total expenses were $65,198 and $19,803 for the years ended December 31, 2013 and 2012, respectively. Our expenses include base management fees attributed to FS Advisor of $30,840 and $7,806 for the years ended December 31, 2013 and 2012, respectively. Our expenses also include administrative services expenses attributed to FS Advisor of $2,246 and $807 for the years ended December 31, 2013 and 2012, respectively.

        FS Advisor is eligible to receive incentive fees based on performance. During the year ended December 31, 2013, we accrued a subordinated incentive fee on income of $7,634 based on the performance of our portfolio and paid FS Advisor $848 in respect of such fee. As of December 31, 2013, a subordinated incentive fee on income of $6,786 was payable to FS Advisor. We did not accrue any subordinated incentive fee on income during the year ended December 31, 2012. During the years ended December 31, 2013 and 2012, we accrued capital gains incentive fees of $8,321 and $6,415, respectively, based on the performance of our portfolio, of which $5,464 and $5,462, respectively, was based on unrealized gains and $2,857 and $953, respectively, was based on realized gains. No capital gains incentive fees are actually payable by us with respect to such unrealized gains unless and until those gains are actually realized. See "—Critical Accounting Policies—Capital Gains Incentive Fee."

        We recorded interest expense of $9,297 and $2,141 for the years ended December 31, 2013 and 2012, respectively, in connection with our credit facilities. For the years ended December 31, 2013 and 2012, fees and expenses incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $741 and $288, respectively, and fees and expenses incurred with our share transfer agent totaled $2,010 and $659, respectively. Fees for our board of trustees were $870 and $409 for the years ended December 31, 2013 and 2012, respectively.

        Our other general and administrative expenses totaled $2,439 and $1,278 for the years ended December 31, 2013 and 2012, respectively, and consisted of the following:

	Year Ended December 31,
	2013	2012
Expenses associated with our independent audit and related fees	$365	$335
Compensation of our chief compliance officer	80	45
Legal fees	944	369
Printing fees	355	188
Insurance expense	143	82
Other	552	259

Total	$2,439	$1,278

        During the year ended December 31, 2013, we accrued $800 for income and excise taxes. We did not accrue any amount in respect of income and excise taxes during the year ended December 31, 2012.

        We generally expect our expenses related to our ongoing operations to decrease as a percentage of our average net assets because of the anticipated growth in the size of our asset base. During the years ended December 31, 2013 and 2012, the ratio of our total expenses to our average net assets was 5.89% and 7.09%, respectively. During the years ended December 31, 2013 and 2012, our ratio of total expenses to average net assets included $9,297 and $2,141, respectively, related interest expense, $15,955 and $6,415, respectively, related to accruals for incentive fees and $800 and $0, respectively, related to accruals for income and excise taxes. Without such expenses, our ratio of expenses to average net assets would have been 3.54% and 4.02% for the years ended December 31, 2013 and 2012, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in benchmark interest rates such as LIBOR, among other factors.

Expense Reimbursement

        During the year ended December 31, 2013, we did not accrue any amounts for reimbursements from Franklin Square Holdings under the expense reimbursement agreement. As of December 31, 2013, we had no reimbursements due from Franklin Square Holdings. During the year ended December 31, 2012, we accrued $1,432 for reimbursements that Franklin Square Holdings had agreed to pay. Under the expense reimbursement agreement, amounts reimbursed by Franklin Square Holdings may become subject to repayment in the future. During the year ended December 31, 2012, we accrued $1,432 for expense recoupments payable to Franklin Square Holdings, of which $349 was paid to Franklin Square Holdings during such period. As of December 31, 2012, we had accrued $1,083 for expense recoupments payable to Franklin Square Holdings, all of which was paid to Franklin Square Holdings during the year ended December 31, 2013. As of December 31, 2013, no further amounts remain subject to repayment by us to Franklin Square Holdings in the future.

Net Investment Income

        Our net investment income totaled $66,804 ($0.58 per share) and $10,162 ($0.33 per share) for the years ended December 31, 2013 and 2012, respectively. The increase in net investment income on a per share basis can be attributed to, among other things, the increase in the number of directly originated transactions and better economies of scale during the year ended December 31, 2013.

Net Realized Gains or Losses

        We sold investments and received principal repayments of $521,048 and $214,625, respectively, during the year ended December 31, 2013, from which we realized a net gain of $5,091. During the year ended December 31, 2013, we earned $12,736 from periodic net settlement payments on our TRS and the termination of our TRS, which are reflected as realized gains, and realized a net loss of $77 from settlements on foreign currency. We sold investments and received principal repayments of $175,782 and $68,410, respectively, during the year ended December 31, 2012, from which we realized a net gain of $2,307. During the year ended December 31, 2012, we earned $3,293 from periodic net settlement payments on our TRS, which are reflected as realized gains, and realized a net gain of $37 from settlements on foreign currency.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Total Return Swap and Unrealized Gain (Loss) on Foreign Currency

        For the years ended December 31, 2013 and 2012, the net change in unrealized appreciation (depreciation) on investments totaled $26,994 and $23,419, respectively, the net change in unrealized appreciation (depreciation) on our TRS was $(3,141) and $3,020, respectively, and the net change in unrealized gain (loss) on foreign currency was $(37) and $25, respectively. The net change in unrealized appreciation (depreciation) on our investments during the year ended December 31, 2013 was primarily driven by a general tightening of credit spreads and by the performance of our directly originated and opportunistic investments. The net change in unrealized appreciation (depreciation) on our TRS during the year ended December 31, 2013 was primarily driven by the termination of our TRS on May 24, 2013, which converted unrealized gains into realized gains. The net change in unrealized appreciation (depreciation) on our investments and TRS during the year ended December 31, 2012 was primarily driven by the performance of our directly originated and opportunistic investments, as well as improvement of certain Energy market fundamentals and a tightening of credit spreads.

Net Increase (Decrease) in Net Assets Resulting from Operations

        For the years ended December 31, 2013 and 2012, the net increase (decrease) in net assets resulting from operations was $108,370 ($0.94 per share) and $42,263 ($1.38 per share), respectively.

Comparison of the Year Ended December 31, 2012 and the Period from July 18, 2011
(Commencement of Operations) through December 31, 2011

Revenues

        We generated investment income of $29,965 and $1,394 for the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, respectively, in the form of interest and fees earned on senior secured loans, senior secured bonds and subordinated debt investments in our portfolio and dividends and other distributions earned on equity/other investments in our portfolio. Such revenues represent $27,980 and $1,289 of cash income earned as well as $1,985 and $105 in non-cash portions relating to accretion of discount, PIK interest and accrual of limited partnership income for the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The level of income we receive is directly related to the balance of income-producing investments multiplied by the weighted average yield of our investments. We expect the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases and the proportion of directly originated investments in our portfolio increases.

Expenses

        Our total expenses (which exclude $167 of organization costs incurred prior to the commencement of operations) were $19,803 and $1,299 for the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, respectively. Our expenses include base management fees attributed to FS Advisor of $7,806 and $503 for the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, respectively. Our operating expenses also include administrative services expenses attributed to FS Advisor of $807 and $199 for the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, respectively.

        FS Advisor is eligible to receive incentive fees based on performance. During the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, we accrued capital gains incentive fees of $6,415 and $67, respectively, based on the performance of our portfolio, of which $5,462 and $67, respectively, was based on unrealized gains and $953 and $0, respectively, was based on realized gains. No capital gains incentive fees are actually payable by us with respect to such unrealized gains unless and until those gains are actually realized. See "—Critical Accounting Policies—Capital Gains Incentive Fee."

        We recorded interest expense of $2,141 and $281 for the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, respectively, in connection with the Deutsche Bank credit facility and the amortization of deferred financing costs incurred in connection with such credit facility and the establishment of our TRS. For the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, fees and expenses incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $288 and $50, respectively, and fees and expenses incurred with our share transfer agent totaled $659 and $70, respectively. Fees for our board of trustees were $409 and $0 for the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, respectively.

        Our other general and administrative expenses totaled $1,278 and $129 for the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, respectively, and consisted of the following:

	Year Ended December 31, 2012	Period from July 18, 2011 through December 31, 2011
Expenses associated with our independent audit and related fees	$335	$62
Compensation of our chief compliance officer	45	10
Legal fees	369	9
Printing fees	188	27
Insurance expense	82	8
Other	259	13

Total	$1,278	$129

        We generally expect our expenses related to our ongoing operations to decrease as a percentage of our average net assets because of the anticipated growth in the size of our asset base. During the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, the ratio of our total expenses to our average net assets was 7.09% and 4.11%, respectively. During the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, our ratio of total expenses to average net assets included $2,141 and $281, respectively, related to interest expense, and $6,415 and $67, respectively, related to accruals for incentive fees. Without such expenses, our ratio of expenses to average net assets would have been 4.02% and 3.13% for the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in benchmark interest rates such as LIBOR, among other factors.

Expense Reimbursement

        As of December 31, 2011, $533 of expense reimbursements were payable to us from Franklin Square Holdings. During the year ended December 31, 2012, we accrued $1,432 for reimbursements that Franklin Square Holdings had agreed to pay. During the year ended December 31, 2012, we received $213 in cash reimbursements from Franklin Square Holdings and offset $1,752 in base management fees payable by us to FS Advisor under the investment advisory and administrative services agreement against reimbursements due from Franklin Square Holdings. As of December 31, 2012, we had no reimbursements due from Franklin Square Holdings. Under the expense reimbursement agreement, amounts reimbursed to us by Franklin Square Holdings may become subject to repayment by us in the future. During the year ended December 31, 2012, we accrued $1,432 for expense recoupments payable to Franklin Square Holdings, of which $349 was paid to Franklin Square Holdings during such period. As of December 31, 2012, $1,083 of expense recoupments were payable by us to Franklin Square Holdings.

Net Investment Income

        Our net investment income totaled $10,162 ($0.33 per share) and $820 ($0.16 per share) for the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, respectively. The increase in net investment income on a per share basis can be attributed to the growth of our investment portfolio and the timely deployment of capital.

Net Realized Gains or Losses

        We sold investments and received principal repayments of $175,782 and $68,410, respectively, during the year ended December 31, 2012, from which we realized a net gain of $2,307. During the year ended December 31, 2012, we earned $3,293 from periodic net settlement payments on our TRS, which are reflected as realized gains, and realized a net gain of $37 from settlements on foreign currency. We sold investments and received principal repayments of $0 and $3,564, respectively, during the period from July 18, 2011 through December 31, 2011, from which we realized a net gain of $68. During the period from July 18, 2011 through December 31, 2011, we earned $308 from periodic net settlement payments on our TRS, which are reflected as realized gains.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Total Return Swap and Unrealized Gain (Loss) on Foreign Currency

        For the year ended December 31, 2012, the net change in unrealized appreciation (depreciation) on investments totaled $23,419; the net change in unrealized appreciation (depreciation) on our TRS was $3,020 and the net change in unrealized gain (loss) on foreign currency was $25. The net change in unrealized appreciation (depreciation) on our investments and TRS during the year ended December 31, 2012 was primarily driven by the performance of our directly originated and opportunistic investments, as well as improvement of certain Energy market fundamentals and a tightening of credit spreads.

        For the period from July 18, 2011 through December 31, 2011, the net change in unrealized appreciation (depreciation) on investments totaled $(166), the net change in unrealized appreciation (depreciation) on our TRS was $121 and the net change in unrealized gain (loss) on foreign currency was $(17). The net change in unrealized appreciation (depreciation) on our investments during the period from July 18, 2011 through December 31, 2011 was primarily driven by a general widening of credit spreads during August and September 2011. However, by the end of the period, credit markets had retraced most of the widening which occurred during the third quarter of the year.

Net Increase (Decrease) in Net Assets Resulting from Operations

        For the year ended December 31, 2012 and the period from July 18, 2011 through December 31, 2011, the net increase (decrease) in net assets resulting from operations was $42,263 ($1.38 per share) and $1,134 ($0.23 per share), respectively.

Financial Condition, Liquidity and Capital Resources

Overview

        During the six months ended June 30, 2014, we sold 60,600,780 common shares for gross proceeds of $648,113 at an average price per share of $10.69. The gross proceeds received during the six months ended June 30, 2014 include reinvested shareholder distributions of $48,357, for which we issued 4,940,721 common shares. During the six months ended June 30, 2014, we also incurred offering costs of $3,131 in connection with the sale of our common shares, which consisted primarily of legal, due diligence and printing fees. The offering costs were offset against capital in excess of par value on our consolidated financial statements. The sales commissions and dealer manager fees related to the sale of our common shares were $55,288 for the six months ended June 30, 2014. These sales commissions and fees include $10,646 retained by the dealer manager, FS2, which is one of our affiliates.

        During the year ended December 31, 2013, we sold 109,347,446 common shares for gross proceeds of $1,149,993 at an average price per share of $10.52. The gross proceeds received during the year ended December 31, 2013 include reinvested shareholder distributions of $44,910, for which we issued 4,665,928 common shares. During the year ended December 31, 2013, we also incurred offering costs of

$6,000 in connection with the sale of our common shares, which consisted primarily of legal, due diligence and printing fees. The offering costs were offset against capital in excess of par value on our consolidated financial statements. The sales commissions and dealer manager fees related to the sale of our common shares were $97,927 for the year ended December 31, 2013. These sales commissions and fees include $20,016 retained by the dealer manager, FS2, which is one of our affiliates.

        During the year ended December 31, 2012, we sold 56,822,605 common shares (as adjusted for share distributions) for gross proceeds of $568,675 at an average price per share of $10.01 (as adjusted for share distributions). The gross proceeds received during the year ended December 31, 2012 include reinvested shareholder distributions of $10,034 for which we issued 1,096,667 common shares (as adjusted for share distributions). During the year ended December 31, 2012, we also incurred offering costs of $3,790 in connection with the sale of our common shares, which consisted primarily of legal, due diligence and printing fees. Franklin Square Holdings funded $505 of these offering costs, which were recorded as a contribution of capital. The offering costs were offset against capital in excess of par value on our consolidated financial statements. The sales commissions and dealer manager fees related to the sale of our common shares were $49,926 for the year ended December 31, 2012. These sales commissions and fees include $10,240 retained by the dealer manager, FS2.

        During the year ended December 31, 2011, we sold 7,724,199 common shares (as adjusted for share distributions) for gross proceeds of $73,376 at an average price per share of $9.50 (as adjusted for share distributions). The gross proceeds received include reinvested shareholder distributions of $318 for which we issued 33,665 common shares (as adjusted for share distributions). We also incurred offering costs of $1,600 in connection with the sale of our common shares (of which $823 was incurred during the period from July 18, 2011 through December 31, 2011), which consisted primarily of legal, due diligence and printing fees. Franklin Square Holdings funded these offering costs, which was recorded as a contribution of capital. The offering costs were offset against capital in excess of par value on our consolidated financial statements. The sales commissions and dealer manager fees related to the sale of our common shares were $4,655 for the year ended December 31, 2011. These sales commissions and fees include $900 retained by FS2.

        Since commencing our continuous public offering and through July 29, 2014, we have sold 242,924,123 common shares (as adjusted for share distributions) for gross proceeds of $2,536,600. As of July 29, 2014, we had raised total gross proceeds of $2,556,804, including $200 of seed capital contributed by the co-founders of Franklin Square Holdings in December 2010 and $20,004 in proceeds from common shares sold pursuant to a private placement to certain members of our board of trustees and other individuals and entities affiliated with FS Advisor and GSO.

        We generate cash primarily from the net proceeds of our continuous public offering, and from cash flows from fees, interest and dividends earned from our investments, as well as principal repayments and proceeds from sales of our investments. We accept subscriptions on a continuous basis and issue common shares at weekly closings. Prior to September 11, 2013, we issued common shares on a semi-monthly basis. Shares are issued at prices that, after deducting selling commissions and dealer manager fees, must be above our net asset value per share.

        Prior to investing in securities of portfolio companies, we invest the net proceeds from our continuous public offering from the issuance of common shares under our distribution reinvestment plan and from sales and paydowns of existing investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

        To provide our shareholders with limited liquidity, we conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in August 2012, and the repurchase occurred in connection with our October 1, 2012 semi-monthly closing.

        The following table provides information concerning our repurchases of common shares to date pursuant to our share repurchase program:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2012
September 30, 2012	October 1, 2012	44,339	100%	$9.225	$409
Fiscal 2013
December 31, 2012	January 2, 2013	24,249	100%	$9.405	$228
March 31, 2013	April 1, 2013	82,689	100%	$9.540	$789
June 30, 2013	July 1, 2013	76,858	100%	$9.675	$744
September 30, 2013	October 2, 2013	156,300	100%	$9.675	$1,512
Fiscal 2014
December 31, 2013	January 2, 2014	174,181	100%	$9.720	$1,693
March 31, 2014	April 2, 2014	158,723	100%	$9.810	$1,557
June 30, 2014	July 2, 2014	401,302	100%	$9.900	$3,973
September 30, 2014	October 1, 2014	306,972	100%	$9.900	$3,039

        As of June 30, 2014, we had $142,571 in cash, which we held in a custodial account, and $155,000 in borrowings available under our financing facilities. Below is a summary of our outstanding financing facilities as of June 30, 2014:

Facility	Type of Facility	Rate		Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Prime Brokerage	L + 1.10%		$145,000	$55,000	March 27, 2015	(1)
Citibank Credit Facility	Revolving	L + 2.50%		$175,000	$—	May 24, 2015
Deutsche Bank Credit Facility	Revolving	L + 1.80%		$240,000	$100,000	June 11, 2015
Natixis Credit Facility	Revolving	CP + 2.25%	(2)	$150,000	—	July 11, 2023

(1)
As described below, the BNP facility generally is terminable upon 270 days' notice by either party. As of June 30 2014, neither Berwyn Funding nor BNP had provided notice of its intent to terminate the facility.

(2)
Prior to March 2014, borrowings under the Natixis credit facility accrued interest at a rate equal to the three-month LIBOR plus 2.40% per annum. In March 2014, borrowings under the Natixis credit facility began to accrue interest at a rate equal to the applicable commercial paper rate plus 2.25% per annum.

BNP Facility

        On December 11, 2013, Berwyn Funding, our wholly-owned, special-purpose financing subsidiary, entered into a committed facility arrangement, or the BNP facility, with BNP, pursuant to which Berwyn Funding may borrow, from time to time, up to $200,000 from BNP. The BNP facility was effected through a committed facility agreement by and between Berwyn Funding and BNP, or the committed financing agreement, a U.S. PB Agreement by and between Berwyn Funding and BNP and a special custody and pledge agreement by and among Berwyn Funding, BNP and State Street, as custodian, each dated as of December 11, 2013, and which are collectively referred to herein as the BNP financing agreements. On August 18, 2014, Berwyn Funding and BNP entered into an amendment to the committed facility agreement that (i) increased the maximum commitment financing available to Berwyn Funding from $200,000 to $300,000 and (ii) added a 30-day cancellation right for BNP if BNP Paribas' long-term credit rating declines three or more notches below its highest rating by any of Moody's, S&P or Fitch Ratings, Inc. during the period commencing on the closing date of the committed facility agreement (December 11, 2013) and ending on the date of such long-term credit rating decline.

        We may contribute securities to Berwyn Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through our ownership of Berwyn Funding or will receive fair market value for any securities sold to Berwyn Funding. Berwyn Funding may purchase additional securities from various sources. Berwyn Funding has appointed us to manage its portfolio of securities pursuant to the terms of an investment management agreement. Berwyn Funding will pledge certain of its securities as collateral to secure borrowings under the BNP facility. Such pledged securities will be held in a segregated custody account with State Street. The value of securities required to be pledged by Berwyn Funding is determined in accordance with the margin requirements described in the BNP financing agreements. Berwyn Funding's obligations to BNP under the facility are secured by a first priority security interest in substantially all of the assets of Berwyn Funding, including its portfolio of securities. The obligations of Berwyn Funding under the facility are non-recourse to us and our exposure under the facility is limited to the value of our investment in Berwyn Funding.

        Borrowings under the BNP facility accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Interest is payable monthly in arrears. Berwyn Funding is required to pay a non-usage fee to the extent the aggregate principal amount available under the facility is borrowed. Berwyn Funding may terminate the committed facility agreement upon 270 days' notice. Absent a credit rating decline (as described above), a default or a facility termination event, BNP is required to provide Berwyn Funding with 270 days' notice prior to terminating or amending the committed facility agreement.

        As of June 30, 2014 and December 31, 2013, $145,000 and $60,000, respectively, was outstanding under the BNP facility. The carrying amount of the amount outstanding under the facility approximates its fair value. We incurred costs of $299 in connection with obtaining the facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the 270 day period following the closing date of the BNP facility. As of June 30, 2014, $76 of such deferred financing costs had yet to be amortized to interest expense.

        For the six months ended June 30, 2014 and for the year ended December 31, 2013, the components of total interest expense for the BNP facility were as follows:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Direct interest expense	$645	$28
Non-usage fees	287	50
Amortization of deferred financing costs	199	24

Total interest expense	$1,131	$102

        For the six months ended June 30, 2014 and for the year ended December 31, 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP facility were as follows:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Cash paid for interest expense(1)	$806	$—
Average borrowings under the facility(2)	$96,326	$38,000
Effective interest rate on borrowings	1.33%	1.35%
Weighted average interest rate (including the effect of non-usage fees)	1.93%	3.52%

(1)
Interest under the BNP facility is paid monthly in arrears and commenced on January 2, 2014.

(2)
Average borrowings for the year ended December 31, 2013 are calculated for the period since we commenced borrowings thereunder to December 31, 2013.

        In connection with the BNP facility, Berwyn Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default and termination events included in financing transactions, the BNP financing agreements contain the following additional events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts by us and Berwyn Funding; (b) any change in BNP's interpretation of applicable law that, in the reasonable opinion of counsel to BNP, has the effect of impeding or prohibiting the facility; (c) certain events of insolvency or bankruptcy by us or Berwyn Funding; (d) specified material reductions in our or Berwyn Funding's net asset value; (e) any change in our fundamental or material investment policies; and (f) the termination of the investment advisory and administrative services agreement or if FS Advisor otherwise ceases to act as our investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP.

        Under the terms of the BNP financing agreements, BNP has the ability to borrow a portion of the pledged collateral, or, collectively, the rehypothecated securities, subject to certain limits. Berwyn Funding receives a fee from BNP in connection with any rehypothecated securities. Berwyn Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Berwyn Funding to BNP. Berwyn Funding may recall any rehypothecated security at any time and BNP must return such security or an equivalent security within a commercially reasonable period. In the event BNP does not return the security, Berwyn Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP under the facility. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Berwyn Funding under the facility, BNP may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Berwyn Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

        Borrowings of Berwyn Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Citibank Credit Facility

        On May 24, 2013, EP Funding, our wholly-owned, special-purpose financing subsidiary, entered into a revolving credit facility, or the Citibank credit facility, with Citibank, as administrative agent, and the financial institutions and other lenders from time to time party thereto. The Citibank credit facility provides for borrowings in an aggregate principal amount up to $175,000 on a committed basis.

        We may contribute cash or debt securities to EP Funding from time to time, subject to certain restrictions set forth in the Citibank credit facility, and will retain a residual interest in any assets contributed through our ownership of EP Funding or will receive fair market value for any debt securities sold to EP Funding. EP Funding may purchase additional debt securities from various sources. EP Funding has appointed us to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. EP Funding's obligations to Citibank under the facility are secured by a first priority security interest in substantially all of the assets of EP Funding, including its portfolio of debt securities. The obligations of EP Funding under the facility are non-recourse to us and our exposure under the facility is limited to the value of our investment in EP Funding.

        Borrowings under the Citibank credit facility accrue interest at a rate equal to three-month LIBOR plus 2.50% per annum during the first eighteen months of the facility and three-month LIBOR plus 2.75% per annum thereafter. Borrowings under the facility are subject to compliance with an equity coverage ratio with respect to the current value of EP Funding's portfolio and a loan compliance test with respect to the initial acquisition of each debt security in EP Funding's portfolio.

        Beginning on August 21, 2013, EP Funding became subject to a non-usage fee to the extent that the aggregate principal amount available under the Citibank credit facility is not borrowed. Outstanding borrowings under the facility will be amortized beginning on November 24, 2014. Any amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 24, 2015.

        As of June 30, 2014 and December 31, 2013, $175,000 and $174,174, respectively, was outstanding under the Citibank credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. We incurred costs of $657 in connection with obtaining the facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the facility. As of June 30, 2014, $295 of such deferred financing costs had yet to be amortized to interest expense.

        For the six months ended June 30, 2014 and for the year ended December 31, 2013, the components of total interest expense for the Citibank credit facility were as follows:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Direct interest expense	$2,386	$2,222
Non-usage fees	1	199
Amortization of deferred financing costs	163	30

Total interest expense	$2,550	$2,451

        For the six months ended June 30, 2014 and for the year ended December 31, 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Citibank credit facility were as follows:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Cash paid for interest expense(1)	$2,401	$1,573
Average borrowings under the facility(2)	$174,462	$140,217
Effective interest rate on borrowings	2.74%	2.81%
Weighted average interest rate (including the effect of non-usage fees)	2.74%	2.90%

(1)
Interest under the Citibank credit facility is paid quarterly in arrears and commenced on November 12, 2013.

(2)
Average borrowings for the year ended December 31, 2013 are calculated for the period since we commenced borrowings thereunder to December 31, 2013.

        Under the Citibank credit facility, EP Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the facility contains the following events of default: (a) the failure to make principal or interest payments within five business days of when due; (b) the insolvency or bankruptcy of EP Funding or us; (c) the failure of EP Funding to be beneficially owned and controlled by us; (d) our resignation or removal as EP Funding's investment manager; and (e) GSO (or any affiliate thereof or any replacement thereof approved in writing by Citibank) no longer serving as our investment sub-adviser. Upon the occurrence of an event of default, Citibank may declare the outstanding principal and interest and all other amounts owing under the facility immediately due and payable. During the continuation of an event of default, EP Funding must pay interest at a default rate.

        Borrowings of EP Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Deutsche Bank Credit Facility

        On June 24, 2011, FSEP Funding, our wholly-owned, special-purpose financing subsidiary, entered into the Deutsche Bank credit facility with Deutsche Bank as administrative agent and the lender party thereto, which provided for borrowings in an aggregate amount of up to $50,000. On May 30, 2012, August 28, 2012 and October 18, 2012, FSEP Funding and Deutsche Bank entered into separate amendments to the Deutsche Bank credit facility which increased the aggregate borrowings available under the facility to $100,000, $175,000 and $240,000, respectively. On June 24, 2013, FSEP Funding and Deutsche Bank entered into an additional amendment to the Deutsche Bank credit facility which extended the maturity date of the facility to June 24, 2014 and consolidated the existing four tranches of commitments under the facility into a single tranche of commitments with an aggregate principal amount of $240,000. On June 11, 2014, FSEP Funding and Deutsche Bank entered into an additional amendment to the Deutsche Bank credit facility which, among other things, (a) increased the maximum commitments under the facility from $240,000 to $340,000 through the addition of a $100,000 tranche of revolving loan commitments from State Street, and (b) extended the scheduled maturity date from June 24, 2014 to June 11, 2015.

        Under the Deutsche Bank credit facility, we have transferred from time to time cash or securities to FSEP Funding as a contribution to capital and retain a residual interest in the contributed cash or securities through our ownership of FSEP Funding. We may contribute additional cash or securities to FSEP Funding from time to time and FSEP Funding may purchase additional securities from various sources. FSEP Funding has appointed us to manage its portfolio of securities pursuant to the terms of an investment management agreement. FSEP Funding's obligations to Deutsche Bank under the facility are secured by a first priority security interest in substantially all of the assets of FSEP Funding, including its portfolio of securities. The obligations of FSEP Funding under the facility are non-recourse to us and our exposure under the facility is limited to the value of our investment in FSEP Funding.

        Pricing under the Deutsche Bank credit facility is based on LIBOR for an interest period equal to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, with the commitments under the facility bearing interest at the rate of LIBOR plus 1.80% per annum. FSEP Funding is subject to a non-usage fee to the extent that the aggregate principal amount available under the facility is not borrowed. Any amounts borrowed under the Deutsche Bank credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 11, 2015.

        As of June 30, 2014 and December 31, 2013, $240,000 was outstanding under the Deutsche Bank credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. We incurred costs of $2,150 in connection with obtaining and amending the facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the facility. As of June 30, 2014, $804 of such deferred financing costs had yet to be amortized to interest expense.

        For the six months ended June 30, 2014 and for the year ended December 31, 2013, the components of total interest expense for the Deutsche Bank credit facility were as follows:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Direct interest expense	$2,444	$4,509
Non-usage fees	42	637
Amortization of deferred financing costs	334	191

Total interest expense	$2,820	$5,337

        For the six months ended June 30, 2014 and for the year ended December 31, 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Deutsche Bank credit facility were as follows:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Cash paid for interest expense(1)	$2,463	$4,546
Average borrowings under the facility	$240,000	$216,410
Effective interest rate on borrowings	2.02%	2.04%
Weighted average interest rate (including the effect of non-usage fees)	2.07%	2.17%

(1)
Interest under the Deutsche Bank credit facility is paid quarterly in arrears.

        Borrowings under the Deutsche Bank credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to FSEP Funding varies depending upon the types of assets in FSEP Funding's portfolio. The occurrence of certain events described as "Super-Collateralization Events" in the credit agreement that governs the Deutsche Bank credit facility, or a decline in our net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation: (i) certain key employees ceasing to be directors, principals, officers or investment managers of GSO; (ii) the bankruptcy or insolvency of GSO or FS Advisor; (iii) GSO ceasing to act as our investment sub-adviser or FS Advisor ceasing to act as our investment adviser; (iv) our ceasing to act as FSEP Funding's investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and (v) us, GSO or FS Advisor committing fraud or other illicit acts in our or their investment advisory capacities.

        In connection with the Deutsche Bank credit facility, FSEP Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) borrowings under the facility exceeding the applicable advance rates; (c) the purchase by FSEP Funding of certain ineligible assets; (d) the insolvency or bankruptcy of FSEP Funding or us; (e) our ceasing to act as investment manager of FSEP Funding's assets; (f) the decline of our net asset value below a specified threshold; and (g) fraud or other illicit acts by us, FS Advisor or GSO in our or their investment advisory capacities. During the continuation of an event of default, FSEP Funding must pay interest at a default rate.

        Borrowings of FSEP Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Natixis Credit Facility

        On July 11, 2013, Energy Funding, our wholly-owned, special-purpose financing subsidiary, entered into a revolving credit facility, or the Natixis credit facility, with Natixis, as administrative agent and lender, Wells Fargo Bank, as collateral agent and custodian, and the other lenders from time to time party thereto. The Natixis credit facility provides for borrowings in an aggregate principal amount up to $150,000 on a committed basis.

        We may contribute cash or debt securities to Energy Funding from time to time, subject to certain restrictions set forth in the Natixis credit facility, and will retain a residual interest in any assets contributed through our ownership of Energy Funding or will receive fair market value for any debt securities sold to Energy Funding. Energy Funding may purchase additional debt securities from various sources. Energy Funding has appointed us to manage its portfolio of debt securities pursuant to the terms of a collateral management agreement. Energy Funding's obligations to the lenders under the facility are secured by a first priority security interest in substantially all of the assets of Energy Funding, including its portfolio of debt securities. The obligations of Energy Funding under the facility are non-recourse to us and our exposure under the facility is limited to the value of our investment in Energy Funding.

        Prior to March 2014, borrowings under the Natixis credit facility accrued interest at a rate equal to three-month LIBOR plus 2.40% per annum. In March 2014, borrowings under the Natixis credit facility began to accrue interest at a rate equal to the applicable commercial paper rate plus 2.25% per annum. Borrowings under the facility are subject to compliance with, among other things, an overcollateralization ratio test with respect to the current value of Energy Funding's portfolio, an interest coverage ratio test with respect to the payments due under the facility and eligibility criteria with respect to the initial acquisition of each debt security in Energy Funding's portfolio.

        Energy Funding is subject to a non-usage fee of 1.00% per annum to the extent that the aggregate principal amount available under the Natixis credit facility is not borrowed. Any amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 11, 2023.

        As of June 30, 2014 and December 31, 2013, $150,000 was outstanding under the Natixis credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. We incurred costs of $2,544 in connection with obtaining the facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the facility. As of June 30, 2014, $2,296 of such deferred financing costs had yet to be amortized to interest expense.

        For the six months ended June 30, 2014 and for the year ended December 31, 2013, the components of total interest expense for the Natixis credit facility were as follows:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Direct interest expense	$1,804	$1,102
Non-usage fees	128	120
Amortization of deferred financing costs	—	185

Total interest expense	$1,932	$1,407

        For the six months ended June 30, 2014 and for the year ended December 31, 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Natixis credit facility were as follows:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Cash paid for interest expense(1)	$1,881	$771
Average borrowings under the facility(2)	$150,000	$118,820
Effective interest rate on borrowings	2.51%	2.94%
Weighted average interest rate	2.57%	2.99%

(1)
Interest under the Natixis credit facility is paid quarterly in arrears and commenced on November 20, 2013.

(2)
Average borrowings for the year ended December 31, 2013 are calculated for the period since we commenced borrowings thereunder to December 31, 2013.

        In connection with the Natixis credit facility, Energy Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within five business days of when due; (b) Energy Funding becoming an investment company required to be registered under the 1940 Act; (c) certain events of insolvency or bankruptcy of Energy Funding; (d) our resignation or removal as Energy Funding's collateral manager; (e) FS Advisor or any replacement thereof approved in writing by the majority lenders no longer serving as our investment adviser; and (f) GSO or any replacement thereof approved in writing by the majority lenders no longer serving as our investment sub-adviser. Upon the occurrence of an event of default, the majority lenders or Natixis (acting at the direction of the majority lenders) may declare the outstanding principal and interest and all other amounts owing under the facility immediately due and payable. During the continuation of an event of default, Energy Funding must pay interest at a default rate.

        Borrowings of Energy Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Total Return Swap

        On May 24, 2013, our wholly-owned, special-purpose financing subsidiary, EP Investments LLC, or EP Investments, and Citibank entered into a Termination Acknowledgment (TRS), or the termination acknowledgment, pursuant to which EP Investments and Citibank agreed to immediately terminate the agreements between EP Investments and Citibank which collectively established the TRS, or the TRS Agreement, and all transactions thereunder.

        The TRS was for a portfolio of senior secured floating rate loans and other debt securities with a maximum notional amount of $200,000. EP Investments received from Citibank all interest and fees payable in respect of the assets underlying the TRS. EP Investments paid to Citibank interest at a rate equal to one-month LIBOR plus 1.30% per annum on the full notional amount of the assets subject to the TRS. In addition, upon the termination or repayment of any asset subject to the TRS, EP Investments either received from Citibank the appreciation in the value of such asset or paid to Citibank any depreciation in the value of such asset.

        EP Investments was permitted to terminate the TRS upon prior written notice to Citibank, and no termination fee was payable in connection with the termination of the TRS.

        Upon the termination of the TRS, we recognized $9,011 of gains, $2,467 of which represented periodic net settlement payments due on the TRS.

Wells Fargo Credit Facility

        On September 9, 2014, our newly-formed, wholly-owned, special purpose financing subsidiary, Wayne Funding, entered into a revolving credit facility, or the Wells Fargo facility, with Wells Fargo Securities, LLC, as administrative agent, each of the conduit lenders and institutional lenders from time to time party thereto and Wells Fargo Bank, as the collateral agent, account bank and collateral custodian under the Wells Fargo facility. The Wells Fargo facility provides for borrowings in an aggregate principal amount up to $200,000 on a committed basis.

        We may contribute cash, loans or bonds to Wayne Funding from time to time and will retain a residual interest in any assets contributed through our ownership of Wayne Funding or will receive fair market value for any assets sold to Wayne Funding. Wayne Funding may purchase additional assets from various sources. Wayne Funding has appointed us to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Wayne Funding's obligations to Wells Fargo under the Wells Fargo facility are secured by a first priority security interest in substantially all of the assets of Wayne Funding, including its portfolio of assets. The obligations of Wayne Funding under the Wells Fargo facility are non-recourse to us, and our exposure under the Wells Fargo facility is limited to the value of our investment in Wayne Funding.

        Pricing under the Wells Fargo facility is based on LIBOR for a three-month interest period, plus a spread ranging between 2.50% and 2.75% per annum, depending on the composition of the portfolio of assets for the relevant period. Interest is payable quarterly in arrears. Beginning October 10, 2014, Wayne Funding will be subject to a non-usage fee to the extent the aggregate principal amount available under the Wells Fargo facility has not been borrowed. Any amounts borrowed under the Wells Fargo facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on September 9, 2019. Wayne Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Wells Fargo facility.

        Borrowings under the Wells Fargo facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Wayne Funding varies depending upon the types of assets in Wayne Funding's portfolio.

        The occurrence of certain events described as "Collateral Manager Events of Default" in the loan and servicing agreement which governs the Wells Fargo facility triggers (i) a requirement that Wayne Funding obtain the consent of Wells Fargo prior to entering into any transaction with respect to portfolio assets and (ii) the right of Wells Fargo to direct Wayne Funding to enter into transactions with respect to any portfolio assets, in each case in Wells Fargo's sole discretion. Collateral Manager Events of Default include non-performance of any obligation under the transaction documents by Wayne Funding, us, FS Advisor or GSO, and other events with respect to such entities that are adverse to Wells Fargo and the secured parties under the Wells Fargo facility.

        In connection with the Wells Fargo facility, Wayne Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Wells Fargo facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal or interest payments within three business days of when due; (b) a borrowing base deficiency that is not cured in accordance with the terms of the Wells Fargo facility; (c) the insolvency or bankruptcy of Wayne Funding or us; (d) our resignation or removal as collateral manager; (e) our failure to maintain an asset coverage ratio of greater than or equal to 2:1; (f) our failure to have a net asset value of at least $300,000; and (g) the failure of Wayne Funding to qualify as a bankruptcy-remote entity. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Wells Fargo facility immediately due and payable. During the continuation of an event of default, Wayne Funding must pay interest at a default rate.

        Borrowings of Wayne Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Goldman Financing

        On September 11, 2014, through our two wholly-owned, special-purpose financing subsidiaries, Gladwyne Funding and Strafford Funding, we entered into a debt financing arrangement with Goldman, pursuant to which up to $225,000 will be made available to us to fund investments and for other general corporate purposes. We elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

        Set forth below is a diagram of our debt financing arrangement with Goldman:

        Pursuant to the financing arrangement, assets in our portfolio may be sold and/or contributed by us from time to time to Gladwyne Funding pursuant to the Sale and Contribution Agreement. Under the Sale and Contribution Agreement, as of September 11, 2014, we have contributed a portfolio of assets to Gladwyne Funding with an aggregate par value of approximately $427,100. The assets held by Gladwyne Funding will secure the obligations of Gladwyne Funding under the Notes to be issued from time to time by Gladwyne Funding to Strafford Funding pursuant to the Indenture. Pursuant to the Indenture, the aggregate principal amount of Notes that may be issued by Gladwyne Funding from time to time is $400,000. Strafford Funding will purchase the Notes to be issued by Gladwyne Funding from time to time at a purchase price equal to their par value.

        Interest on the Notes under the Indenture will accrue at three-month LIBOR plus a spread of 4.00% per annum. Principal and any unpaid interest on the Notes will be due and payable on the stated maturity date of December 1, 2024. Pursuant to the Indenture, Gladwyne Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Indenture contains customary events of default for similar transactions, including: (a) the failure to make principal payments on the Notes at their stated maturity or any earlier redemption date or to make interest payments on the Notes within five business days of when due; (b) the failure to disburse amounts in excess of $1 in accordance with the priority of payments; and (c) the occurrence of certain bankruptcy and insolvency events with respect to Gladwyne Funding.

        Strafford Funding, in turn, has entered into the Goldman Facility. Pursuant to the Goldman Facility, on one or more occasions beginning September 15, 2014 to but excluding December 15, 2014, Goldman will purchase Notes held by Strafford Funding for an aggregate purchase price equal to approximately 56.25% of the principal amount of Notes purchased. Subject to certain conditions, the maximum principal amount of Notes that may be purchased under the Goldman Facility is $400,000. Accordingly, the aggregate maximum amount payable to Strafford Funding under the Goldman Facility will not exceed $225,000. On September 15, 2014, a Note in the principal amount of $25,000 was purchased by Goldman from Strafford Funding pursuant to the Goldman Facility for $14,063. Strafford Funding intends to enter into additional repurchase transactions under the Goldman Facility before December 15, 2014 with respect to the remaining $375,000 in principal amount of Notes. Strafford Funding will repurchase the Notes sold to Goldman under the Goldman Facility no later than September 15, 2017. The repurchase price paid by Strafford Funding to Goldman will be equal to the purchase price paid by Goldman for the repurchased Notes, plus financing fees accrued at the applicable pricing rate under the Goldman Facility. Until December 15, 2014, financing fees will accrue on the aggregate purchase price paid by Goldman for such Notes. Thereafter, financing fees will accrue on $225,000 (even if the aggregate purchase price paid for Notes purchased by Goldman is less than that amount), unless and until the outstanding amount is reduced in accordance with the terms of the Goldman Facility. If the Goldman Facility is accelerated prior to September 15, 2017 due to an event of default or the failure of Gladwyne Funding to commit to sell any underlying assets that become defaulted obligations within 30 days, then Strafford Funding must pay to Goldman a fee equal to the present value of the aggregate amount of the financing fees that would have been payable to Goldman through September 15, 2017 had the acceleration not occurred. The financing fee under the Goldman Facility is equal to three-month LIBOR plus a spread of up to 2.75% per annum for the relevant period.

        Goldman may require Strafford Funding to post cash collateral if the market value of the Notes (measured by reference to the market value of Gladwyne Funding's portfolio of assets) declines and is less than the required margin amount under the Goldman Facility. In such event, in order to satisfy any such margin-posting requirements, Strafford Funding intends to borrow funds from us pursuant to the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Strafford Funding pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement may not exceed $225,000 and will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

        Pursuant to the Goldman Facility, Strafford Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Goldman Facility contains customary events of default for similar financing transactions, including: (a) failure to transfer the Notes to Goldman on the applicable purchase date or repurchase the Notes from Goldman on the applicable repurchase date; (b) failure to pay certain fees and make-whole amounts when due; (c) failure to post cash collateral as required; (d) the occurrence of insolvency events with respect to Strafford Funding; and (e) the admission by Strafford Funding of its inability to, or its intention not to, perform any of its obligations under the Goldman Facility.

        In connection with the Notes and the Indenture, Gladwyne Funding also entered into (i) an amended and restated investment management agreement with us, as investment manager, dated as of September 11, 2014, pursuant to which we will manage the assets of Gladwyne Funding; and (ii) a collateral administration agreement with Virtus Group, LP, or Virtus, as collateral administrator, dated as of September 11, 2014, pursuant to which Virtus will perform certain administrative services with respect to the assets of Gladwyne Funding.

        Amounts outstanding under the Goldman Facility will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Capital Contributions by FS Advisor and GSO

        In December 2010, Michael C. Forman and David J. Adelman, the co-founders of Franklin Square Holdings, contributed an aggregate of $200 to purchase 22,444 common shares (as adjusted for share distributions) at $8.91 per share, which represents the initial public offering price (as adjusted for share distributions), net of selling commissions and dealer manager fees. Messrs. Forman and Adelman have agreed not to tender these common shares for repurchase as long as FS Advisor remains our investment adviser.

        In April 2011, pursuant to a private placement, Messrs. Forman and Adelman purchased, through affiliated entities controlled by each of them, 224,444 additional common shares (as adjusted for share distributions) at $8.91 per share (as adjusted for share distributions). Messrs. Forman and Adelman have agreed not to tender these common shares for repurchase as long as FS Advisor remains our investment adviser. In connection with the same private placement, certain members of our board of trustees and other individuals and entities affiliated with FS Advisor purchased 1,459,320 common shares (as adjusted for share distributions), and certain individuals and entities affiliated with GSO purchased 561,111 common shares (as adjusted for share distributions), in each case at a price of $8.91 per share (as adjusted for share distributions). In connection with the private placement, we issued an aggregate of 2,244,875 common shares (as adjusted for share distributions) for aggregate proceeds of approximately $20,000, upon satisfying the minimum offering requirement. As of July 29, 2014, we have sold an aggregate of 3,557,918 common shares (as adjusted for share distributions) for aggregate gross proceeds of approximately $32.1 million to members of our board of trustees and other individuals and entities affiliated with FS Advisor and GSO, including common shares sold to Messrs. Forman and Adelman in December 2010 and common shares sold in the private placement conducted in April 2011.

RIC Status and Distributions

        We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must, among other things, distribute at least 90% of our "investment company taxable income," as defined by the Code, each year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of the tax year or the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our shareholders to qualify for and maintain our RIC status each year. We are also generally subject to nondeductible federal excise taxes if we do not distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. Any distribution declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. shareholders on December 31 of the calendar year in which the distribution was declared.

        Our first distribution was declared for shareholders of record as of July 28, 2011. Prior to September 2013, we authorized and declared ordinary cash distributions on a semi-monthly basis and paid such distributions on a monthly basis. In connection with our transition from semi-monthly closings to weekly closings for the sale of common shares in our continuous public offering, beginning in September 2013, we intend to authorize and declare ordinary cash distributions on either a weekly or monthly basis while continuing to pay such distributions on a monthly basis, in each case subject to our board of trustees' discretion and applicable legal restrictions. We will calculate each shareholder's specific distribution amount for the period using record and declaration dates, and each shareholder's distributions will begin to accrue on the date we accept such shareholder's subscription for our common shares. From time to time, we may also pay special interim distributions in the form of cash or common shares at the discretion of our board of trustees. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common shares. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to FS Advisor. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our shareholders.

        We intend to make our ordinary distributions in the form of cash out of assets legally available for distribution, unless shareholders elect to receive their distributions in additional common shares under our distribution reinvestment plan. Although distributions paid in the form of additional common shares will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Investors receiving distributions in the form of additional common shares will be treated as receiving a distribution in the amount of the fair market value of our common shares.

        The following table reflects the cash distributions per share that we have declared and paid on our common shares during the years ended December 31, 2014 (through June 30) 2013, 2012 and 2011:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2011(1)	$0.2837	$1,278
2012(1)	$0.6276	$20,063
2013	$0.6616	$77,815
2014 (through June 30)	$0.3204	$64,746

(1)
The per share distributions have been retroactively adjusted, as necessary, to reflect the share distribution declared in February 2012 as discussed below.

        On June 11, 2014, our board of trustees determined to increase the amount of the regular weekly cash distributions payable to shareholders of record from $0.012793 per share to $0.013625 per share and declared regular weekly cash distributions for July 2014 through September 2014. On August 6, 2014, our board of trustees declared regular weekly cash distributions for October 2014 through December 2014. These distributions have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by our board of trustees in the amount of $0.013625 per share.

        We have adopted an "opt in" distribution reinvestment plan for our shareholders. As a result, if we make a distribution, our shareholders will receive distributions in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a shareholder's ability to participate in the distribution reinvestment plan. See "Distribution Reinvestment Plan."

        We may fund our cash distributions to shareholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions.

        For a period of time following commencement of our continuous public offering, substantial portions of our distributions were funded through the reimbursement of certain expenses by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FS Advisor, that were subject to repayment by us within three years. The purpose of this arrangement was to ensure that no portion of our distributions to shareholders was paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees were not based on our investment performance. No portion of the distributions paid during the six months ended June 30, 2014 or 2013 was funded through the reimbursement of operating expenses by Franklin Square Holdings. However, our repayment of amounts previously reimbursed or waived by Franklin Square Holdings and its affiliates reduced the distributions that shareholders may otherwise have received during the six months ended June 30, 2013. During the six months ended June 30, 2014, we did not repay any amounts to Franklin Square Holdings for expenses previously reimbursed or waived. For the year ended December 31, 2011, if Franklin Square Holdings had not reimbursed certain of our expenses, 57% of the aggregate amount of distributions paid during such period would have been funded from offering proceeds or borrowings. Our repayment of amounts reimbursed or waived by Franklin Square Holdings and its affiliates reduced the distributions that shareholders would otherwise have received in the years ended December 31, 2012 and 2013. No portion of the distributions paid during the years ended December 31, 2013 or 2012 was funded through the reimbursement of operating expenses by Franklin Square Holdings. There can be no assurance that we will continue to achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

        The following table reflects the sources of the cash distributions on a tax basis that we have paid on our common shares during the six months ended June 30, 2014 and 2013, and the years ended December 31, 2013, 2012 and 2011:

	Six Months Ended June 30,				Year Ended December 31,
	(unaudited)
	2014		2013		2013		2012		2011
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	64,746	100%	29,182	100%	—	—	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	—	—	—	—	76,383	98%	15,559	77%	485	38%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	1,432	2%	2,930	15%	68	5%
Long-term capital gains proceeds from the sale of assets	—	—	—	—	—	—	232	1%	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Distributions on account of limited partnership interest	—	—	—	—	—	—	1,342	7%	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—	—	—	725	57%

Total	$64,746	100%	$29,182	100%	$77,815	100%	$20,063	100%	$1,278	100%

(1)
During the six months ended June 30, 2014 and 2013, 90.6% and 97.0%, respectively, of our gross investment income was attributable to cash income earned, 4.6% and 3.0%, respectively, was attributable to non-cash accretion of discount and 4.8% and 0.0%, respectively, was attributable to PIK interest. During the years ended December 31, 2013, 2012 and 2011, 94.7%, 93.4% and 92.5%, respectively, of our gross investment income was attributable to cash interest earned, 2.9%, 6.6% and 4.0%, respectively, was attributable to non-cash accretion of discount and 2.4%, 0.0% and 3.5%, respectively, was attributable to PIK interest.

        Our net investment income on a tax basis for the six months ended June 30, 2014 and 2013 was $66,634 and $29,543, respectively. As of June 30, 2014 and December 31, 2013, we had $21,184 and $10,898, respectively, of undistributed ordinary income and net realized gains on a tax basis. Our net investment income on a tax basis for the years ended December 31, 2013, 2012 and 2011 was $76,383, $15,559 and $1,210, respectively. As of December 31, 2013, we had $10,898 of undistributed ordinary income and net realized gains on a tax basis. As of December 31, 2012 and 2011, we had distributed all of our ordinary income and net realized gains on a tax basis.

        The difference between our GAAP-basis net investment income and our tax-basis net investment income is primarily due to the amount by which tax-basis income on a limited partnership interest differs from its GAAP-basis income, the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us, the reversal of non-deductible excise taxes, the inclusion of a portion of the periodic net settlement payments due on the total return swap in tax-basis net investment income and the reclassification of unamortized original issue discount recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes.

        The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2014 and 2013, and the years ended December 31, 2013, 2012 and 2011:

	Six Months Ended June 30,		Year Ended December 31,
	(unaudited)
	2014	2013	2013	2012	2011
GAAP-basis net investment income	$63,318	$24,530	$66,804	$10,162	$653
Income on limited partnership interest	(938)	(1,274)	(802)	(2,537)	—
Reversal of incentive fee accrual on unrealized gains	7,559	(33)	5,464	5,462	67
Excise taxes	(3,733)	(284)	300	—	—
Tax-basis net investment income portion of total return swap payments	—	6,602	6,602	2,475	308
Reclassification of unamortized original issue discount	428	2	(1,166)	—	—
Other miscellaneous differences			(819)	(3)	182

Tax-basis net investment income	$66,634	$29,543	$76,383	$15,559	$1,210

        We may make certain adjustments to the classification of shareholders' equity as a result of permanent book-to-tax differences. During the year ended December 31, 2013, we reduced accumulated undistributed net realized gains on investments and total return swap and gain/loss on foreign currency by $5,420, and increased capital in excess of par value and accumulated distributions in excess of net investment income by $433 and $4,987, respectively. During the years ended December 31, 2012 and 2011, we reduced accumulated undistributed net realized gains on investments and total return swap and gain/loss on foreign currency by $2,475 and $308, respectively, and increased accumulated distributions in excess of net investment income by $2,475 and $308, respectively, to reflect the reclassification of a portion of realized gains on the total return swap into tax-basis net investment income. In addition, during the year ended December 31, 2012, we reduced capital in excess of par value by $1,342 to reflect distributions received by us during the year ended December 31, 2012 on account of a limited partnership interest held by us, which amount was treated as a return of capital for tax purposes.

        The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

        The following table reflects the share distribution that we declared on our common shares through June 30, 2014:

Date Declared	Record Date	Distribution Date	Distribution Percentage	Shares Issued
February 14, 2012	February 15, 2012	February 16, 2012	1.0%	106,133

        The purpose of this special share distribution was to maintain a net asset value per share that was below the then-current offering price, after deducting selling commissions and dealer manager fees, as required by the 1940 Act, subject to certain limited exceptions. Our board of trustees determined that our portfolio performance sufficiently warranted taking this action.

        The share distribution increased the number of common shares outstanding, thereby reducing our net asset value per share. However, because the share distribution was issued to all shareholders as of the record date in proportion to their holdings, the reduction in net asset value per share as a result of the share distribution was offset exactly by the increase in the number of common shares owned by each investor. As the overall value to an investor's position was not reduced as a result of the special share distribution, our board of trustees determined that this issuance would not be dilutive to shareholders as of the record date. As the share distribution did not change any shareholder's proportionate interest in us, it did not represent a taxable distribution.

        As of June 30, 2014 and December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	June 30, 2014	December 31, 2013
	(Unaudited)
Distributable ordinary income (income and short-term capital gains)	$12,839	$8,073
Distributable realized gains (long-term capital gains)	8,345	2,825
Distribution receivable on limited partnership interest	28	805
Incentive fee accrual on unrealized gains	(18,552)	(10,993)
Unamortized organization costs	(280)	(292)
Net unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency(1)	93,215	52,752

	$95,595	$53,170

(1)
As of June 30, 2014 and December 31, 2013, the gross unrealized appreciation on our investments and total return swap and gain on foreign currency was $97,083 and $57,499, respectively. As of June 30, 2014 and December 31, 2013, the gross unrealized depreciation on our investments and loss on foreign currency was $3,868 and $4,747, respectively.

        The aggregate cost of our investments for federal income tax purposes totaled $2,861,755 and $2,247,420 as of June 30, 2014 and December 31, 2013, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $93,215 as of June 30, 2014 and $52,752 as of December 31, 2013.

Critical Accounting Policies

        Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management's most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

        We determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by our board of trustees. In connection with that determination, FS Advisor provides our board of trustees with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

        Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

  •
  our quarterly valuation process begins with FS Advisor's management team providing a preliminary valuation of each portfolio company or investment to our valuation committee, which valuation may be obtained from an independent valuation firm, if applicable;

  •
  preliminary valuation conclusions are then documented and discussed with our valuation committee;

  •
  our valuation committee reviews the preliminary valuation and FS Advisor's management team, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

  •
  our board of trustees discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Advisor, the valuation committee and any third-party valuation firm, if applicable.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of trustees may use independent third-party pricing or valuation services; provided that the board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the board shall retain the discretion to use any relevant data, including information obtained from FS Advisor or any independent third-party valuation or pricing service that our board of trustees deems to be reliable in determining fair value under the circumstances. Below is a description of factors that our board of trustees may consider when valuing our debt and equity investments.

        Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of trustees may consider include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

        For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

        Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of trustees, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

        Our board of trustees may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of trustees may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of portfolio companies relative to comparable firms, as well as such other factors as our board of trustees, in consultation with any third-party valuation firm, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

        If we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of trustees will subsequently value these warrants or other equity securities received at fair value.

        The fair values of our investments are determined in good faith by our board of trustees. Our board of trustees is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

        Our investments as of June 30, 2014 consisted primarily of debt securities that were traded on a private over-the-counter market for institutional investors. Except as described below, we valued our investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. Fourteen senior secured loan investments, one senior secured bond investment and one subordinated debt investment were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower's ability to adequately service its debt, prevailing interest rates for like investments, call features, anticipated prepayments and other relevant terms of the debt. All of our equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One subordinated debt investment, which was newly-issued and purchased near June 30, 2014, was valued at cost, as our board of trustees determined that the cost of such investment was the best indication of its fair value.

        Our investments as of December 31, 2013 consisted primarily of debt securities that were traded on a private over-the-counter market for institutional investors. Except as described below, we valued our investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. Six senior secured loan investments and two subordinated debt investment, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower's ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan investment, one subordinated debt investment and two equity/other investments, all of which were newly-issued and purchased near December 31, 2013, were valued at cost, as our board of trustees determined that the cost of each such investment was the best indication of its fair value.

        Our investments as of December 31, 2012 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, we valued our investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. One senior secured loan investment, for which broker quotes were not available, was valued by an independent valuation firm, which determined the fair value of such investment by considering, among other factors, the borrower's ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. All of our equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. We valued our TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS was based on the increase or decrease in the value of the assets underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The assets underlying the TRS were valued by Citibank. Citibank based its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations were sent to us for review and testing. Our valuation committee and board of trustees reviewed and approved the value of the TRS, as well as the value of the assets underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our valuation committee or board of trustees had any questions or concerns regarding the valuation of the assets underlying the TRS, such valuation was discussed or challenged pursuant to the terms of the TRS.

        We periodically benchmark the bid and ask prices we receive from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through our third-party pricing service or independent dealers or where our board of trustees otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. Our valuation committee and board of trustees reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Revenue Recognition

        Security transactions are accounted for on the trade date. We record interest income on an accrual basis to the extent that we expect to collect such amounts. We record dividend income on the ex-dividend date. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. We record prepayment premiums on loans and securities as fee income when we receive such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

        Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized and the respective unrealized gain or loss on foreign currency for any foreign denominated investments we may hold. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee

        Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee equals 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

        While the investment advisory and administrative services agreement with FS Advisor neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FS Advisor as if our entire portfolio were liquidated at its fair value as of the balance sheet date even though FS Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

        In addition, we historically treated all net settlement payments received by us pursuant to our TRS (which is described more fully in "—Financial Condition, Liquidity and Capital Resources—Total Return Swap") as realized capital gains and included only the aggregate amount of unrealized depreciation on the TRS as a whole in calculating the capital gains incentive fee payable to FS Advisor with respect to realized gains, in each case, in accordance with GAAP. However, the staff of the Division of Investment Management of the SEC, or the Staff, informed us that it is their interpretation of the applicable language in the Advisers Act that we should "look through" the TRS in calculating our capital gains incentive fee. Under this "look through" methodology, the portion of the net settlement payments received by us pursuant to the TRS which would have represented net investment income to us had we held the loans or securities underlying the TRS directly would be treated as net investment income subject to the subordinated incentive fee on income payable to FS Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans or securities underlying the TRS would further reduce the capital gains incentive fee payable to FS Advisor with respect to realized gains. FS Advisor voluntarily agreed to waive any capital gains incentive fee calculated in accordance with GAAP to which it would otherwise be entitled in respect of the TRS if and to the extent that the amount of such fee exceeds the sum of (i) the amount of capital gains incentive fee determined in respect of the TRS on a "look through" basis under which we treat the reference assets underlying the TRS as our investments and (ii) the aggregate amount of subordinated incentive fees on income which would have been payable to FS Advisor with respect to the portion of the net settlement payments received by us pursuant to the TRS which represent net investment income on the loans or securities underlying the TRS on a "look through" basis. As of June 30, 2013, the aggregate capital gains incentive fees paid to FS Advisor in prior periods and accrued as of such date with respect to realized gains in accordance with GAAP were less than the fees which would have been payable in accordance with the "look through" methodology. On May 24, 2013, we terminated the TRS.

Subordinated Income Incentive Fee

        Pursuant to the investment advisory and administrative services agreement, FS Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of "pre-incentive fee net investment income" for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, FS Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.625%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS Advisor will be entitled to a "catch-up" fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of adjusted capital. Thereafter, FS Advisor will receive 20.0% of pre-incentive fee net investment income.

Uncertainty in Income Taxes

        We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our consolidated statements of operations. During the six months ended June 30, 2014 and years ended December 31, 2013, 2012 and 2011, we did not incur any interest or penalties.

Contractual Obligations

        We have entered into an agreement with FS Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory and administrative services agreement are equal to (a) an annual base management fee of 2.0% of the average value of our gross assets and (b) an incentive fee based on our performance. FS Advisor and, to the extent it is required to provide such services, our investment sub-adviser, are reimbursed for administrative expenses incurred on our behalf. For the three months ended June 30, 2014 and 2013, we incurred $14,678 and $6,654, respectively, in base management fees and $1,008 and $544, respectively, in administrative services expenses under the investment advisory and administrative services agreement. For the six months ended June 30, 2014 and 2013, we incurred $27,545 and $11,365, respectively, in base management fees and $1,943 and $997, respectively, in administrative services expenses under the investment advisory and administrative services agreement. In addition, FS Advisor is eligible to receive incentive fees based on the performance of our portfolio. During the three months ended June 30, 2014 and 2013, we accrued subordinated incentive fees on income of $10,013 and $0, respectively, based on the performance of our portfolio. During the six months ended June 30, 2014 and 2013, we accrued subordinated incentive fees on income of $14,623 and $753, respectively, based on the performance of our portfolio and paid FS Advisor $11,396 and $753, respectively, in respect of such fees. As of June 30, 2014, a subordinated incentive fee on income of $10,013 was payable to FS Advisor. During the three months ended June 30, 2014, we accrued capital gains incentive fees of $3,015 based on the performance of our portfolio. During the three months ended June 30, 2013, we reversed $1,621 of capital gains incentive fees previously accrued. During the six months ended June 30, 2014 and 2013, we accrued capital gains incentive fees of $8,580 and $1,989, respectively, based on the performance of our portfolio, of which $7,559 and $(33), respectively, was based on unrealized gains (or a decline in unrealized gains) and $1,021 and $2,022, respectively, was based on realized gains. We paid FS Advisor $2,857 and $953, respectively, in capital gains incentive fees during the six months ended June 30, 2014 and 2013. As of June 30, 2014, we had accrued $19,573 in capital gains incentive fees, of which $18,552 was based on unrealized gains and $1,021 was based on realized gains.

        For the years ended December 31, 2013, 2012 and 2011, we incurred $30,840, $7,806 and $503, respectively, in base management fees and $2,246, $807 and $199, respectively, in administrative services expenses under the investment advisory and administrative services agreement. In addition, FS Advisor is eligible to receive incentive fees based on the performance of our portfolio. During the year ended December 31, 2013, we accrued a subordinated incentive fee on income of $7,634 based on the performance of our portfolio and paid FS Advisor $848 in respect of such fee. As of December 31, 2013, a subordinated incentive fee on income of $6,786 was payable to FS Advisor. We did not accrue any subordinated incentive fee on income during the years ended December 31, 2012 and 2011. During the years ended December 31, 2013, 2012 and 2011, we accrued capital gains incentive fees of $8,321, $6,415 and $67, respectively, based on the performance of our portfolio, of which $5,464, $5,462 and $67, respectively, was based on unrealized gains and $2,857, $953 and $0, respectively, was based on realized gains. We paid FS Advisor $953 in capital gains incentive fees during the year ended December 31, 2013. We did not pay any amounts to FS Advisor in respect of the capital gains incentive fee during the years ended December 31, 2012 and 2011.

        A summary of our significant contractual payment obligations for the repayment of outstanding borrowings under the BNP facility, the Citibank credit facility, the Deutsche Bank credit facility and the Natixis credit facility at June 30, 2014 is as follows:

	Payments Due By Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
BNP Facility(1)	$145,000	$145,000	—	—	—
Citibank Credit Facility(2)	$175,000	$43,750	$131,250	—	—
Deutsche Bank Credit Facility(3)	$240,000	$240,000	—	—	—
Natixis Credit Facility(4)	$150,000	—	—	—	$150,000

(1)
At June 30, 2014, $55,000 remained unused under the BNP facility. The BNP facility generally is terminable upon 270 days' notice by either party. As of June 30, 2014, neither Berwyn Funding nor BNP had provided notice of its intent to terminate the facility.

(2)
At June 30, 2014, no amounts remained unused under the Citibank credit facility. All amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 24, 2015. Amounts due on the facility will begin to amortize on November 24, 2014.

(3)
At June 30, 2014, $100,000 remained unused under the Deutsche Bank credit facility. All amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 11, 2015.

(4)
At June 30, 2014, no amounts remained unused under the Natixis credit facility. All amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 11, 2023.

Off-Balance Sheet Arrangements

        We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

        None.

Related Party Transactions

Compensation of the Dealer Manager and Investment Adviser

        Pursuant to the investment advisory and administrative services agreement, FS Advisor is entitled to an annual base management fee of 2.0% of the average value of our gross assets and an incentive fee based on our performance. We commenced accruing fees under the investment advisory and administrative services agreement on July 18, 2011, upon commencement of our investment operations. Base management fees are paid on a quarterly basis in arrears.

        The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of our "pre-incentive fee net investment income" for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is accrued for on a quarterly basis and, if earned, is paid annually. We accrue this incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FS Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. See "—Critical Accounting Policies—Capital Gains Incentive Fee" for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.

        We reimburse FS Advisor for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement payable to FS Advisor is set at the lesser of (1) FS Advisor's actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. FS Advisor is required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of trustees then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of trustees, among other things, compares the total amount paid to FS Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

        Franklin Square Holdings has funded certain of our offering and organization costs. These costs have been recorded by us as a contribution to capital. The offering costs were offset against capital in excess of par value on the consolidated financial statements and the organization costs were charged to expense as incurred by us. Under the terms of the investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, FS Advisor became entitled to receive 1.5% of the gross proceeds raised in our continuous public offering until all offering costs and organization costs funded by FS Advisor or its affiliates (including Franklin Square Holdings) had been recovered. On July 18, 2011, we satisfied the minimum offering requirement. Since inception through December 31, 2013, Franklin Square Holdings has funded $3,143 in offering and organization costs. During the years ended December 31, 2013, 2012 and 2011, we paid total reimbursements of $0, $2,051 and $1,092, respectively, to FS Advisor and its affiliates. The reimbursements were recorded as a reduction of capital. As of December 31, 2013, no amounts remain reimbursable to FS Advisor and its affiliates under this arrangement.

        The dealer manager for our continuous public offering is FS2, which is one of our affiliates. Under the dealer manager agreement among us, FS Advisor and FS2, FS2 is entitled to receive sales commissions and dealer manager fees in connection with the sale of common shares in our continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers.

        The following table describes the fees and expenses accrued under the investment advisory and administrative services agreement and the dealer manager agreement during the six months ended June 30, 2014 and the years ended December 31, 2013, 2012 and 2011:

				Year Ended December 31,
			Six Months Ended June 30, 2014 (unaudited)
Related Party	Source Agreement	Description		2013	2012	2011
FS Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$27,545	$30,840	$7,806	$503
FS Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$8,580	$8,321	$6,415	$67
FS Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(3)	$14,623	$7,634	$—	$—
FS Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$1,943	$2,246	$807	$199
FS2	Dealer Manager Agreement	Dealer Manager Fee(5)	$10,646	$20,016	$10,240	$900

(1)
During the six months ended June 30, 2014 $23,618 in base management fees were paid to FS Advisor. As of June 30, 2014, $14,678 in base management fees were payable to FS Advisor. During the years ended December 31, 2013, 2012 and 2011, $23,611, $2,878 and $157, respectively, in base management fees were paid to FS Advisor. During the year ended December 31, 2012, $1,752 in base management fees were applied to offset the liability of Franklin Square Holdings under the expense reimbursement agreement (see "—Expense Reimbursement"). As of December 31, 2013, $10,751 in base management fees were payable to FS Advisor.

(2)
During the six months ended June 30, 2014, we accrued capital gains incentive fees of $8,580 based on the performance of our portfolio, of which $7,559 was based on unrealized gains (or a decline in unrealized gains) and $1,021 was based on realized gains. No such fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. We paid FS Advisor $2,857 in capital gains incentive fees during the six months ended June 30, 2014. As of June 30, 2014, we had accrued capital gains incentive fees of $19,573, of which $18,552 was based on unrealized gains and $1,021 was based on realized gains. During the years ended December 31, 2013, 2012 and 2011, we accrued capital gains incentive fees of $8,321, $6,415 and $67, respectively, based on the performance of our portfolio, of which $5,464, $5,462 and $67, respectively, was based on unrealized gains and $2,857, $953 and $0, respectively, was based on realized gains. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. We paid FS Advisor $953 in capital gains incentive fees during the year ended December 31, 2013. As of December 31, 2013, $2,857 in capital gains incentive fees were payable to FS Advisor.

(3)
During the six months ended June 30, 2014, $11,396 of subordinated incentive fees on income were paid to FS Advisor. As of June 30, 2014, a subordinated incentive fee on income of $10,013 was payable to FS Advisor. During the year ended December 31, 2013, $848 of subordinated incentive fees on income were paid to FS Advisor. As of December 31, 2013, a subordinated incentive fee on income of $6,786 was payable to FS Advisor.

(4)
During the six months ended June 30, 2014, $1,794 of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us by FS Advisor and the remainder related to other reimbursable expenses. We paid $900 in administrative services expenses to FS Advisor during the six months ended June 30, 2014. During the years ended December 31, 2013, 2012 and 2011, $1,854, $611 and $181, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us by FS Advisor and the remainder related to other reimbursable expenses. We paid $1,987, $700 and $147, respectively, in administrative services expenses to FS Advisor during the years ended December 31, 2013, 2012 and 2011.

(5)
Represents aggregate dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

Capital Contributions by FS Advisor and GSO

        In December 2010, Michael C. Forman and David J. Adelman, the co-founders of Franklin Square Holdings, contributed an aggregate of $200 to purchase 22,444 common shares (as adjusted for share distributions) at $8.91 per share, which represents the initial public offering price (as adjusted for share distributions), net of selling commissions and dealer manager fees. Messrs. Forman and Adelman have agreed not to tender these common shares for repurchase as long as FS Advisor remains our investment adviser.

        In April 2011, pursuant to a private placement, Messrs. Forman and Adelman purchased, through affiliated entities controlled by each of them, 224,444 additional common shares (as adjusted for share distributions) at $8.91 per share (as adjusted for share distributions). Messrs. Forman and Adelman have agreed not to tender these common shares for repurchase as long as FS Advisor remains our investment adviser. In connection with the same private placement, certain members of our board of trustees and other individuals and entities affiliated with FS Advisor purchased 1,459,320 common shares (as adjusted for share distributions), and certain individuals and entities affiliated with GSO purchased 561,111 common shares (as adjusted for share distributions), in each case at a price of $8.91 per share (as adjusted for share distributions). In connection with the private placement, we issued an aggregate of 2,244,875 common shares (as adjusted for share distributions) for aggregate proceeds of approximately $20,000, upon satisfying the minimum offering requirement.

Potential Conflicts of Interest

        FS Advisor's senior management team is comprised of substantially the same personnel as the senior management teams of FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers to Franklin Square Holdings' other affiliated BDCs and affiliated closed-end management investment company. As a result, such personnel provide investment advisory services to us and each of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. While none of FS Advisor, FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC or FS Global Advisor, LLC is currently making private corporate debt investments for clients other than us, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FS Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategy, if necessary, so that we will not be disadvantaged in relation to any other client of FS Advisor or its management team. In addition, even in the absence of FS Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and/or FS Global Credit Opportunities Fund rather than to us.

Exemptive Relief

        In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because we do not have exemptive relief to engage in co-investment transactions with GSO and its affiliates, we will continue to be permitted to co-invest with GSO and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

        Pursuant to the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to shareholders will be paid from offering proceeds or borrowings. See "Distributions" for a detailed description of the expense reimbursement agreement.

        During the years ended December 31, 2012 and 2011, we accrued $1,432 and $725, respectively, for reimbursements that Franklin Square Holdings had agreed to pay. As of December 31, 2013 and

2012, we had no reimbursements due from Franklin Square Holdings. Under the expense reimbursement agreement, amounts reimbursed by Franklin Square Holdings may become subject to repayment in the future. During the year ended December 31, 2012, we accrued $1,432 for expense recoupments payable to Franklin Square Holdings, of which $349 was paid to Franklin Square Holdings during such period. As of December 31, 2012, $1,083 of expense recoupments were payable to Franklin Square Holdings, all of which was paid to Franklin Square Holdings during the year ended December 31, 2013. As of December 31, 2013, no further amounts remain subject to repayment by us to Franklin Square Holdings in the future.

FS Benefit Trust

        On May 30, 2013, FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. During the six months ended June 30, 2014 and the year ended December 31, 2013, FS Benefit Trust purchased $49 and $43, respectively, of our common shares at a purchase price equal to 90% of the offering price in effect on the applicable purchase date.

Recent Developments

        During the period from July 1, 2014 to July 29, 2014, we sold 10,673,968 common shares for gross proceeds of $116,447 at an average price per share of $10.91.

        On July 1, 2014, we increased our public offering price from $10.95 to $11.00 per share, effective as of July 2, 2014 weekly closing.

Quantitative and Qualitative Disclosures About Market Risk

        We are subject to financial market risks, including changes in interest rates. As of June 30, 2014, 60.4% of our portfolio investments (based on fair value) paid variable interest rates, 34.4% paid fixed interest rates, 2.9% were income producing equity or other investments and the remainder (2.3%) consisted of non-income producing equity or other investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the variable rate investments we hold and to declines in the value of any fixed rate investments we hold. However, many of our variable rate investments provide for an interest rate floor, which may prevent our interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for us to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to FS Advisor with respect to our increased pre-incentive fee net investment income.

        Pursuant to the terms of the BNP facility, the Citibank credit facility, the Deutsche Bank credit facility, the Natixis credit facility and the Wells Fargo facility, Berwyn Funding, EP Funding, FSEP Funding, Energy Funding and Wayne Funding, respectively, borrow at a floating rate based on a benchmark interest rate. In addition, under the terms of the Goldman Facility, Strafford Funding pays financing fees to Goldman at a floating rate based on a benchmark interest rate. To the extent that any present or future credit facilities or other financing arrangements that we or any of our subsidiaries enter into are based on a floating interest rate, we will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we or our subsidiaries have such debt outstanding or financing arrangements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

        The following table shows the effect over a twelve-month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in our investment portfolio and borrowing arrangements in effect as of June 30, 2014:

Basis Point Change in Interest Rate	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 25 basis points	$(53)	$(1,721)	$1,668	0.7%
No change	—	—	—	—
Up 100 basis points	1,795	6,883	(5,088)	(2.2)
Up 300 basis points	34,375	20,650	13,725	5.9%
Up 500 basis points	69,167	34,416	34,751	14.9%

(1)
Assumes no defaults or prepayments by portfolio companies over the next twelve months.

        We expect that our long-term investments will be financed primarily with equity and debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. During the six months ended June 30, 2014, we did not engage in interest rate hedging activities.

        In addition, we may have risk regarding portfolio valuation. See "Determination of Net Asset Value."

SENIOR SECURITIES

        Information about our senior securities is shown in the table below as of June 30, 2014 and December 31, 2013, 2012, 2011 and 2010. For additional information about our senior securities, including for a description of our financing facilities, this information should be read in conjunction with our audited consolidated financial statements and related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources." Dollar amounts in this section are presented in thousands, unless otherwise indicated.

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)(5)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2010	$—	—	—	N/A
2011	$27,627	3.45	—	N/A
2012	$263,299	3.29	—	N/A
2013	$624,174	3.69	—	N/A
2014 (as of June 30, 2014, unaudited)	$710,000	4.25	—	N/A

(1)
Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because senior securities are not registered for public trading.

(5)
"Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources". Amounts for the years ended December 31, 2011 and 2012 include the TRS, which EP Investments entered into on August 11, 2011, amended on May 11, 2012 and October 11, 2012 and terminated on May 24, 2013. For purposes of the asset coverage ratio test applicable to us as a BDC, we treated the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by EP Investments under the TRS, as a senior security for the life of that instrument.

INVESTMENT OBJECTIVES AND STRATEGY

        We were organized on September 16, 2010 to invest primarily in income-oriented securities of privately-held Energy companies and formally commenced investment operations on July 18, 2011. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.

        Our investment activities are managed by FS Advisor and supervised by our board of trustees, a majority of whom are independent. Under the investment advisory and administrative services agreement, we have agreed to pay FS Advisor an annual base management fee based on the average value of our gross assets as well as incentive fees based on our performance. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO assists FS Advisor in identifying investment opportunities and makes investment recommendations for approval by FS Advisor, according to guidelines set by FS Advisor. GSO, the credit platform of Blackstone, a leading global alternative asset manager and provider of financial advisory services, is one of the world's largest credit platforms in the alternative asset business with approximately $69.5 billion in assets under management as of June 30, 2014.

        Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of Energy companies. This investment policy may not be changed without at least 60 days' prior notice to holders of our common shares of any such change. We consider Energy companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power, including those companies that provide equipment or services to companies engaged in any of the foregoing. We concentrate our investments on debt securities in Energy companies that we believe have, or are connected to, a strong infrastructure and/or underlying asset base so as to enhance collateral coverage and downside protection for our investments. We may also make select equity investments in certain Energy companies meeting our investment objectives of current income generation and long-term capital appreciation. Our primary areas of focus will be the upstream, midstream, power and service and equipment sub-sectors of the Energy industry; however, we broadly define our "Energy Investment Universe" as follows:

  •
  Upstream—businesses that find, develop and extract energy resources, including natural gas, crude oil and coal, from onshore and offshore reservoirs;

  •
  Midstream—businesses that gather, process, store and transmit energy resources and their by-products, including businesses that own pipelines, gathering systems, gas processing plants, liquefied natural gas facilities and other energy infrastructure;

  •
  Downstream—businesses that refine, market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers;

  •
  Power—businesses engaged in the generation, transmission and distribution of power and electricity or in the production of alternative energy; and

  •
  Service and Equipment—businesses that provide services and/or equipment to aid in the exploration and production of oil and natural gas, including seismic, drilling, completion and production activities, as well as those companies that support the operations and development of power assets.

        Our investment objectives are to generate current income and long-term capital appreciation. We seek to meet our investment objectives by:

  •
  utilizing the experience and expertise of FS Advisor and GSO in sourcing, evaluating and structuring transactions;

  •
  employing a conservative investment approach focused on current income and long-term investment performance;

  •
  focusing primarily on debt investments in a broad array of private Energy companies within the United States;

  •
  making select equity investments in certain Energy companies that have strong growth potential;

  •
  investing primarily in established, stable enterprises with positive cash flow and strong asset and collateral coverage so as to limit the risk of potential principal loss; and

  •
  maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative events within our portfolio.

        Our portfolio is comprised primarily of income-oriented securities, which refers to debt securities and income-oriented preferred and common equity interests, of privately-held Energy companies within the United States. We intend to weight our portfolio towards senior and subordinated debt. In addition to investments purchased from dealers or other investors in the secondary market, we expect to invest in primary market transactions and directly originated investments as this will provide us with the ability to tailor investments to best match a project's or company's needs with our investment objectives. Our portfolio may also be comprised of select income-oriented preferred or common equity interests, which refers to equity interests that pay consistent, high-yielding dividends, that we believe will produce both current income and long-term capital appreciation. These income-oriented preferred or common equity interests may include interests in MLPs. MLPs are entities that (i) are structured as limited partnerships or limited liability companies, (ii) are publicly-traded, (iii) satisfy certain requirements to be treated as partnerships for U.S. federal income tax purposes and (iv) primarily own and operate Midstream and Upstream Energy companies. In connection with certain of our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. In addition, a portion of our portfolio may be comprised of minority interests in the form of common or preferred equity and other equity-related securities in our target companies and derivatives, such as total return swaps and credit default swaps. We expect that the size of our individual investments will generally range between $5 million and $75 million each, although investments may vary proportionately as the size of our capital base changes and will ultimately be at the discretion of FS Advisor, subject to oversight by our board of trustees.

        As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because we do not have exemptive relief to engage in co-investment transactions with GSO and its affiliates, we will continue to be permitted to co-invest with GSO and its affiliates only in accordance with existing regulatory guidance.

        To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of FS Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See "Risk Factors—Risks Related to Debt Financing" for a discussion of the risks inherent in employing leverage.

        While a BDC may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure is more appropriate during our offering stage due to the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds, instead of managing to quarterly market expectations. While our offering price, which exceeds our net asset value per share, is subject to adjustment in accordance with the 1940 Act and our share pricing policy, because our common shares will not be listed on a national securities exchange, our shareholders will not be subject to the daily share price volatility associated with the public markets. However, the net asset value of our common shares may be volatile.

        To provide our shareholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. We are not obligated to repurchase common shares and, if we do so, common shares will be repurchased at a discount of 10% from the offering price in effect at the time of repurchase. The first such tender offer commenced in August 2012. This will be the only method by which our shareholders may obtain liquidity prior to a liquidity event. See "Share Repurchase Program." Therefore, shareholders may not be able to sell their common shares promptly or at a desired price. If shareholders are able to sell their common shares, it is likely they will have to sell them at a significant discount to their purchase price.

        We do not currently intend to list our common shares on an exchange and do not expect a public market to develop for them in the foreseeable future. We intend to seek to complete a liquidity event within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, shareholders should consider that they may not have access to the money they invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two year period. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common shares on a national securities exchange, shareholders, including those who purchase shares at the offering price, may experience a loss on their investment if they sell their shares at a time when our common shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease. See "Liquidity Strategy" for a discussion of what constitutes a liquidity event. There can be no assurance that we will be able to complete a liquidity event.

Status of Our Continuous Public Offering

        Since commencing our continuous public offering and through July 29, 2014, we have sold 242,924,123 common shares (as adjusted for share distributions) for gross proceeds of approximately $2.54 billion. As of July 29, 2014, we have raised total gross proceeds of approximately $2.56 billion, including $200,000 of seed capital contributed by the co-founders of Franklin Square Holdings in December 2010 and approximately $20.0 million from common shares sold pursuant to a private placement to certain members of our board of trustees and individuals and entities affiliated with FS Advisor and GSO.

        The following table summarizes the sales of our common shares in our continuous public offering on a quarterly basis during 2011, 2012, 2013 and 2014 (through July 29, 2014). Dollar amounts are presented in thousands, except share and per share data:

	Common Shares Sold(1)(2)	Average Price per Share(2)	Gross Proceeds
Fiscal 2011
September 30	1,510,578	$9.63	$14,546
December 31	3,968,746	9.78	38,826

	5,479,324	9.74	53,372
Fiscal 2012
March 31	7,013,305	9.82	68,894
June 30	13,322,112	9.92	132,125
September 30	16,718,150	9.98	166,926
December 31	19,769,038	10.15	200,730

	56,822,605	10.01	568,675
Fiscal 2013
March 31	22,943,873	10.33	236,934
June 30	25,261,745	10.55	266,422
September 30	30,627,141	10.55	323,162
December 31	30,514,687	10.60	323,475

	109,347,446	10.52	1,149,993
Fiscal 2014
March 31	29,226,079	10.64	310,834
June 30	31,374,701	10.75	337,279
September 30 (through July 29, 2014)	10,673,968	10.91	116,447

	71,274,748	10.73	764,560

	242,924,123	$10.44	$2,536,600

(1)
The number of common shares sold includes 33,665, 1,096,667, 4,665,928 and 4,940,695 common shares issued through our distribution reinvestment plan during 2011, 2012, 2013 and 2014 (through July 29, 2014), respectively.

(2)
The number of common shares sold and the average sales price per share have been retroactively adjusted to reflect the share distribution issued subsequent to the date at which the common shares were sold. All common shares reflected in the table were sold at prices between $8.91 and $11.00 per share, depending on the offering price then in effect and the amount of discounts or commissions waived by us or the dealer manager. The public offering price of our common shares is subject to adjustment depending, in part, on our net asset value. See "Plan of Distribution—General" for a summary of adjustments we have made to our per share public offering price and the closing date on which such adjustments were first effective.

Portfolio Update

        During the six months ended June 30, 2014, we made investments in portfolio companies totaling $1.1 billion. During the same period, we sold investments for proceeds of $192.8 million and received principal repayments of $267.7 million. As of June 30, 2014, our investment portfolio, with a total fair value of $3.0 billion, consisted of interests in 120 portfolio companies (29% in first lien senior secured loans, 31% in second lien senior secured loans, 6% in senior secured bonds, 29% in subordinated debt and 5% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $221.8 million. As of June 30, 2014, the investments in our portfolio were purchased at a weighted average price of 99.5% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 62.4% of our portfolio based on the fair value of our investments) was B3 based upon the Moody's scale and our estimated gross annual portfolio yield, prior to leverage (which represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), was 8.8% based upon the amortized cost of our investments. The portfolio yield does not represent an actual investment return to shareholders.

        Based on our regular weekly cash distribution rate of $0.013625 per share as of June 30, 2014 and our public offering price of $10.95 per share as of such date, the annualized distribution rate to shareholders as of June 30, 2014 was 6.47%. The distribution rate to shareholders does not represent an actual investment return to shareholders and may include income, realized capital gains and a return of investors' capital. Our gross annual portfolio yield and distribution rate to shareholders are subject to change and in the future may be greater or less than the rates set forth above. See the section entitled "Risk Factors" for a discussion of the uncertainties, risks and assumptions associated with these statements.

        During the year ended December 31, 2013, we made investments in portfolio companies totaling approximately $2.3 billion. During the same period, we sold investments for proceeds of $521.0 million and received principal repayments of $214.6 million. As of December 31, 2013, our investment portfolio, with a total fair value of $2.3 billion, consisted of interests in 104 portfolio companies (27% in first lien senior secured loans, 30% in second lien senior secured loans, 4% in senior secured bonds, 34% in subordinated debt and 5% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $185.8 million. As of December 31, 2013, the investments in our portfolio were purchased at a weighted average price of 99.5% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 63.2% of our portfolio based on the fair value of our investments) was B3 based upon the Moody's scale and our estimated gross annual portfolio yield, prior to leverage, was 8.8% based upon the amortized cost of our investments. Our gross annual portfolio yield, prior to leverage, represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of December 31, 2013. The portfolio yield does not represent an actual investment return to shareholders.

        The following is our investment portfolio as of June 30, 2014:

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c) (in thousands)	Amortized Cost (in thousands)
Senior Secured Loans—First Lien—29%
Allied Wireline Services, LLC	(j)	Service & Equipment	L+800	1.5%	2/28/19	$108,625	$106,930
Alon USA Partners, L.P.	(g)(l)	Downstream	L+800	1.3%	11/26/18	4,104	4,251
AP Exhaust Acquisition, LLC	(h)	Service & Equipment	L+775	1.5%	1/16/21	15,000	15,000
Astoria Generating Co.	(g)(h)(k)	Power	L+700	1.5%	10/26/17	26,538	27,401
Atlas Energy, L.P.	(g)(l)	Midstream	L+550	1.0%	7/31/19	5,514	5,466
Azure Midstream Energy LLC	(g)	Midstream	L+550	1.0%	11/15/18	13,163	12,985
BBH Operating LLC		Upstream	Prime+500	3.3%	2/26/15	18,500	18,500
BBH Operating LLC	(e)	Upstream	Prime+500	3.3%	2/26/15	11,500	11,500
BL Sand Hills Unit, L.P.		Upstream	Prime+650	3.5%	12/17/17	7,787	6,763
BL Sand Hills Unit, L.P.	(e)	Upstream	Prime+650	3.5%	12/17/17	51,652	44,857
BlackBrush TexStar L.P.	(f)(g)(h)	Midstream	L+650	1.3%	6/4/19	69,999	69,679
Boomerang Tube, LLC	(f)(g)	Service & Equipment	L+950	1.5%	10/11/17	19,108	18,941
Buffalo Gulf Coast Terminals LLC	(g)	Midstream	L+400	1.3%	10/31/17	6,520	6,624
Crestwood Holdings LLC	(g)(h)(j)	Midstream	L+600	1.0%	6/19/19	33,086	33,258
EnergySolutions, LLC	(f)(g)	Service & Equipment	L+575	1.0%	5/29/20	21,818	21,385
EP Acquisition LLC		Upstream	Prime+500	3.3%	3/31/15	750	750
FR Dixie Acquisition Corp.	(g)(k)	Service & Equipment	L+475	1.0%	12/18/20	10,224	10,237
FR Utility Services LLC	(g)(k)	Service & Equipment	L+575	1.0%	10/18/19	15,078	14,977
Harvey Gulf International Marine, LLC	(g)	Service & Equipment	L+450	1.0%	6/18/20	7,935	7,844
Hudson Products Holdings Inc.	(g)	Service & Equipment	L+400	1.0%	3/15/19	5,792	5,778
Industrial Group Intermediate Holdings, LLC		Service & Equipment	L+800	1.3%	5/31/20	14,962	14,962
Larchmont Resources, LLC	(g)(h)(k)	Upstream	L+725	1.0%	8/7/19	21,488	21,491
MB Precision Holdings LLC	(h)	Service & Equipment	L+725	1.3%	1/23/20	13,433	13,433
McJunkin Red Man Corp.	(g)(l)	Service & Equipment	L+400	1.0%	11/8/19	1,777	1,777
Moxie Liberty LLC	(g)(h)(j)(k)	Power	L+650	1.0%	8/21/20	32,432	32,571
Moxie Patriot LLC	(j)	Power	L+575	1.0%	12/19/20	2,000	2,044
NES Global Talent Finance US LLC	(g)(h)(l)	Service & Equipment	L+550	1.0%	10/3/19	17,775	17,550
Panda Sherman Power, LLC	(f)(g)(h)(k)	Power	L+750	1.5%	9/14/18	16,909	17,242
Panda Temple Power, LLC (TLA)	(j)	Power	L+700	1.5%	7/17/18	16,200	15,999
Panda Temple Power, LLC (TLB)	(g)(h)(j)	Power	L+1000	1.5%	7/17/18	40,000	39,390
Panda Temple Power II, LLC	(g)(h)	Power	L+600	1.3%	4/3/19	23,809	24,324
PeroxyChem LLC	(h)(j)	Service & Equipment	L+650	1.0%	2/28/20	13,965	13,809
ProPetro Services, Inc.	(h)	Service & Equipment	L+625	1.0%	9/30/19	8,663	8,617
San Pedro Development LLC		Upstream	Prime+400		6/30/15	21,200	17,685
Sprint Industrial Holdings LLC	(h)	Service & Equipment	L+575	1.3%	11/14/19	14,850	14,833
Stallion Oilfield Holdings, Inc.	(f)(g)(h)	Service & Equipment	L+675	1.3%	6/19/18	63,868	63,744
Swift Worldwide Resources US Holdings Corp.	(h)(j)	Service & Equipment	L+800	1.3%	4/30/19	59,961	59,961
Tervita Corp.	(g)(h)(k)(l)	Service & Equipment	L+500	1.3%	5/15/18	18,994	18,819
Total Safety U.S., Inc.	(g)	Service & Equipment	L+450	1.3%	3/13/20	4,416	4,479
TPF II LC, LLC	(g)(h)	Power	L+550	1.0%	8/21/19	17,588	17,616
Wastequip, LLC	(g)	Service & Equipment	L+450	1.0%	8/9/19	8,727	8,755
Willbros Group, Inc.	(g)(h)(l)	Service & Equipment	L+975	1.3%	8/7/19	22,085	21,440

Total Senior Secured Loans—First Lien							893,667
Unfunded Loan Commitments							(56,357)

Net Senior Secured Loans—First Lien							837,310

Senior Secured Loans—Second Lien—31%
Alison US LLC	(j)(k)(l)	Service & Equipment	L+850	1.0%	6/17/22	22,222	21,333
American Energy—Utica, LLC	(h)(j)	Upstream	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	119,306	119,306
American Energy—Utica, LLC		Upstream	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	81,010	81,010
Ameriforge Group Inc.	(f)(h)(j)(k)	Service & Equipment	L+750	1.3%	12/21/20	33,950	34,499
Brock Holdings III, Inc.	(f)(h)(j)	Service & Equipment	L+825	1.8%	3/16/18	33,605	33,848
Chief Exploration & Development LL	(k)	Upstream	L+650	1.0%	5/16/21	19,576	19,489
Citrus Energy Appalachia, LLC	(g)(j)	Upstream	L+850	1.3%	7/26/18	56,574	55,131

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c) (in thousands)		Amortized Cost (in thousands)
Consolidated Precision Products Corp.	(f)(g)(h)(j)	Service & Equipment	L+775	1.0%	4/30/21		$33,500	$33,345
Drew Marine Group Inc.	(h)(j)(l)	Service & Equipment	L+700	1.0%	5/19/21		10,000	9,977
Extraction Oil & Gas Holdings, LLC		Upstream	11.0%		5/29/19		55,000	55,000
Fieldwood Energy LLC	(k)	Upstream	L+713	1.3%	9/30/20		8,547	8,846
Filtration Group Corp.	(g)	Service & Equipment	L+725	1.0%	11/21/21		2,632	2,607
Horn Intermediate Holdings, Inc.	(h)	Service & Equipment	L+775	1.3%	10/2/18		67,500	67,500
Husky Injection Molding Systems Ltd.	(f)(k)(l)	Service & Equipment	L+625	1.0%	6/30/22		3,000	2,985
Jonah Energy LLC	(f)	Upstream	L+650	1.0%	5/8/21		25,685	25,305
Neff Rental LLC	(f)	Service & Equipment	L+625	1.0%	6/9/21		5,435	5,408
Oxbow Carbon LLC	(h)	Midstream	L+700	1.0%	1/19/20		15,000	14,866
P2 Upstream Acquisition Co.	(f)(h)(j)(k)	Service & Equipment	L+800	1.0%	4/30/21		32,599	32,920
Power Buyer, LLC	(g)	Service & Equipment	L+725	1.0%	11/6/20		3,500	3,530
Sabine Oil & Gas LLC	(f)(g)	Upstream	L+750	1.3%	12/31/18		12,660	12,883
Teine Energy Ltd.	(j)(k)(l)	Upstream	L+625	1.3%	5/17/19		24,794	25,041
Templar Energy LLC	(f)(j)	Upstream	L+700	1.0%	11/25/20		76,923	75,479
Total Safety U.S., Inc.	(g)(h)	Service & Equipment	L+800	1.3%	9/13/20		12,805	13,079
UTEX Industries, Inc.	(g)(h)(j)	Service & Equipment	L+725	1.0%	5/20/22		30,636	30,520
Vantage Energy II, LLC		Upstream	L+750	1.0%	5/8/17		85,000	85,000
Vantage Energy, LLC	(j)	Upstream	L+750	1.0%	12/20/18		30,539	30,329

Total Senior Secured Loans—Second Lien								899,236

Senior Secured Bonds—6%
Erickson Air-Crane Inc.	(f)(i)(l)	Service & Equipment	8.3%		5/1/20		24,725	25,501
FourPoint Energy, LLC		Upstream	8.5%		12/31/20		74,250	64,934
Gastar Exploration USA, Inc.	(i)(l)	Upstream	8.6%		5/15/18		22,000	21,492
Globe Luxembourg SCA	(f)(l)	Service & Equipment	9.6%		5/1/18		10,000	9,672
Mirant Mid-Atlantic Trust	(f)(i)	Power	10.1%		12/30/28		11,643	13,011
Permian Tank & Manufacturing, In	(g)	Service & Equipment	10.5%		1/15/18		4,000	4,082
Prince Mineral Holding Corp.	(i)	Service & Equipment	11.5%		12/15/19		16,500	18,004
Ryerson Inc.	(f)(g)	Service & Equipment	9.0%		10/15/17		2,300	2,373
Tervita Corp.	(h)(i)(l)	Service & Equipment	8.0%		11/15/18		8,500	8,620

Total Senior Secured Bonds								167,689

Subordinated Debt—29%
Alta Mesa Holdings, L.P.	(f)	Upstream	9.6%		10/15/18		36,616	36,540
Atlas Energy Holdings Operating Co., LL	(f)(i)(l)	Upstream	7.8%		1/15/21		21,450	20,586
Atlas Energy Holdings Operating Co., LL	(i)(l)	Upstream	9.3%		8/15/21		2,563	2,767
Brand Energy & Infrastructure Services, Inc.	(f)(i)	Service & Equipment	8.5%		12/1/21		25,000	25,000
Chaparral Energy Inc.	(f)	Upstream	8.3%		9/1/21		2,000	2,056
Chaparral Energy Inc.	(f)(g)	Upstream	7.6%		11/15/22		15,225	16,304
CHC Helicopter S.A.	(f)(i)(l)	Service & Equipment	9.4%		6/1/21		12,500	12,716
Clayton Williams Energy, Inc.	(i)(l)	Upstream	7.8%		4/1/19		9,300	9,287
Comstock Resources, Inc.	(f)(l)	Upstream	9.5%		6/15/20		5,000	4,809
Crestwood Midstream Partners L.P.	(i)(l)	Midstream	6.1%		3/1/22		5,500	5,500
Crew Energy Inc.	(i)(l)(s)	Upstream	8.4%		10/21/20	C$	11,240	11,506
CrownRock, L.P.	(f)	Upstream	7.1%		4/15/21		$37,500	37,500
Diamondback Energy, Inc.	(i)(l)	Upstream	7.6%		10/1/21		5,500	5,500
Energy XXI Gulf Coast, Inc.	(i)	Upstream	7.5%		12/15/21		4,000	3,982
EP Energy LLC	(f)(l)	Upstream	7.8%		9/1/22		6,600	6,621
Era Group Inc.	(f)(l)	Service & Equipment	7.8%		12/15/22		7,750	7,633
Everest Acquisition LLC	(f)	Upstream	9.4%		5/1/20		19,250	19,823
Gardner Denver, Inc.	(f)(k)	Service & Equipment	6.9%		8/15/21		735	777
GenOn Energy, Inc.	(f)(i)	Power	9.9%		10/15/20		23,000	24,311
Global Partners L.P.	(f)(i)(l)	Midstream	6.3%		7/15/22		85,000	85,000
Hercules Offshore, Inc.	(f)(l)	Service & Equipment	8.8%		7/15/21		3,900	3,900
Hercules Offshore, Inc.	(f)(l)	Service & Equipment	7.5%		10/1/21		5,000	5,000
Hercules Offshore, Inc.	(i)(l)	Service & Equipment	6.8%		4/1/22		5,000	5,000
The Hillman Group, Inc.	(f)	Service & Equipment	6.4%		7/15/22		5,000	5,025
Ithaca Energy Inc.	(k)(l)	Upstream	8.1%		7/1/19		2,000	2,000
Jones Energy, Inc.	(i)(l)	Upstream	6.8%		4/1/22		17,000	17,000
The Kenan Advantage Group, Inc.	(f)(i)	Service & Equipment	8.4%		12/15/18		18,000	18,496
Legacy Reserves L.P.	(f)(i)(l)	Upstream	6.6%		12/1/21		14,000	13,818
Legacy Reserves L.P.	(f)(l)	Upstream	8.0%		12/1/20		16,750	16,441
Lightstream Resources Ltd.	(i)(l)	Upstream	8.6%		2/1/20		35,695	35,951

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c) (in thousands)	Amortized Cost (in thousands)
Lonestar Resources America Inc.	(i)	Upstream	8.8%		4/15/19	$21,500	$21,626
Martin Midstream Partners L.P.	(f)(l)	Midstream	7.3%		2/15/21	3,000	3,000
Memorial Production Partners L.P.	(i)(l)	Upstream	7.6%		5/1/21	7,000	6,804
Memorial Resource Development LL	(i)	Upstream	10.8% PIK (10.8% Max PIK)		12/15/18	13,300	13,055
The Pantry Inc.	(f)(l)	Service & Equipment	8.4%		8/1/20	250	271
Peabody Energy Corp.	(f)(l)	Upstream	7.9%		11/1/26	2,000	2,100
Peabody Energy Corp.	(f)(k)(l)	Upstream	6.3%		11/15/21	1,985	1,992
Pinnacle Operating Corp.	(i)	Service & Equipment	9.0%		11/15/20	2,500	2,500
QR Energy, L.P.	(f)(i)(l)	Upstream	9.3%		8/1/20	25,030	25,568
Resolute Energy Corp.	(i)(l)	Upstream	8.5%		5/1/20	6,230	6,574
Rex Energy Corp.	(i)(l)	Upstream	8.9%		12/1/20	14,000	14,010
Rice Energy Inc.	(i)	Upstream	6.3%		5/1/22	7,350	7,350
RKI Exploration & Production, LLC	(f)	Upstream	8.5%		8/1/21	34,100	34,122
Samson Investment Co.	(f)(i)	Upstream	9.8%		2/15/20	25,500	25,751
Sanchez Energy Corp.	(i)(l)	Upstream	7.8%		6/15/21	14,500	14,251
SemGroup Corp.	(f)(l)	Midstream	7.5%		6/15/21	9,400	9,400
Sidewinder Drilling Inc.	(i)	Service & Equipment	9.8%		11/15/19	21,500	21,589
Silver II US Holdings, LLC	(f)	Service & Equipment	7.8%		12/15/20	1,835	1,977
Summit Midstream Holdings, LLC	(f)(l)	Midstream	7.5%		7/1/21	1,000	1,000
Swift Energy Co.	(f)(i)(l)	Upstream	7.9%		3/1/22	20,000	20,048
Talos Production LLC	(f)(i)	Upstream	9.8%		2/15/18	43,250	43,273
Tenrgys, LLC	(j)	Upstream	L+900	2.5%	12/23/18	75,000	75,000
Zachry Holdings, Inc.	(f)	Service & Equipment	7.5%		2/1/20	11,800	12,040

Total Subordinated Debt							824,150

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost (in thousands)
Equity/Other—5% (m)
Allied Downhole Technologies, LLC Common Equity	(n)(o)	Service & Equipment	6,600,000	$6,600
Allied Downhole Technologies, LLC Warrants	(n)(o)	Service & Equipment	5,344,680	1,865
American Energy Ohio Holdings, LLC, Common Equity	(o)(p)	Upstream	14,900,000	14,900
AP Exhaust Holdings, LLC, Common Equity	(n)(o)	Service & Equipment	811	811
BBH Operating LLC, Common Equity	(o)(q)	Upstream	1,000	1,000
BL Sand Hills Unit, L.P., Net Profits Interest	(o)(r)	Upstream	N/A	961
BL Sand Hills Unit, L.P. Overriding Royalty Interest	(r)	Upstream	N/A	137
Extraction Oil & Gas Holdings, LLC, Common Equity	(n)(o)	Upstream	2,794,500	7,500
Fortune Creek Co-Invest I L.P., LP Interest	(l)(s)	Midstream	N/A	17,246
FourPoint Energy, LLC, Common Equity	(n)(o)	Upstream	12,374	8,176
Industrial Group Intermediate Holdings, LLC, Common Equity	(n)(o)	Service & Equipment	371,901	372
MB Precision Holdings LLC, Common Equity	(o)	Service & Equipment	450,000	450
Plains Offshore Operations Inc., Preferred Equity	(f)	Upstream	21,067	23,933
Plains Offshore Operations Inc., Warrants	(f)(o)	Upstream	427,005	689
San Pedro Development, LLC Net Profits Interest	(o)(t)	Upstream	N/A	3,515
Swift Worldwide Resources Holdco Limited, Common Equity	(l)(o)(u)	Service & Equipment	3,750,000	6,029
Synergy Offshore LLC, Preferred Equity	(v)	Upstream	40,000	43,434

Total Equity/Other				137,618

TOTAL INVESTMENTS—100%				$2,866,003

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Certain variable rate securities in the Company's portfolio bear interest at a rate determined by a publicly-disclosed base rate plus a basis point spread. As of June 30, 2014, the three-month LIBOR was 0.23% and the U.S. Prime Lending Rate was 3.25%.

(c)
Denominated in U.S. dollars, unless otherwise noted.

(d)
Security is an unfunded loan commitment.

(e)
Security or portion thereof held within FSEP Funding and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

(f)
Security or portion thereof held within EP Funding and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

(g)
Security or portion thereof held within Energy Funding and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Natixis. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

(h)
Security or portion thereof held within Berwyn Funding and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP. Securities held within Berwyn Funding may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Exchange Act, subject to the terms and conditions of the agreements governing the prime brokerage facility with BNP. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

(i)
Security or portion thereof held within Gladwyne Funding LLC, a wholly-owned subsidiary of the Company.

(j)
Position or portion thereof unsettled as of June 30, 2014.

(k)
The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company's total assets. As of June 30, 2014, 81.1% of the Company's total assets represented qualifying assets.

(l)
Listed investments may be treated as debt for GAAP or tax purposes.

(m)
Security held within FSEP Investments, Inc., a wholly-owned subsidiary of the Company.

(n)
Security is non-income producing.

(o)
Security held within EP American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(p)
Security held within FSEP-BBH, Inc., a wholly-owned subsidiary of the Company.

(q)
Security held within EP Burnett Investments, Inc., a wholly-owned subsidiary of the Company.

(r)
Investment denominated in Canadian dollars. Amortized cost and fair value are converted into U.S. dollars as of June 30, 2014.

(s)
Security held within EP San Pedro Investments, LLC, a wholly-owned subsidiary of the Company.

(t)
Investment denominated in British pounds. Amortized cost and fair value are converted into U.S. dollars as of June 30, 2014.

(u)
Security held within EP Synergy Investments, Inc., a wholly-owned subsidiary of the Company.

Capital Contributions by FS Advisor and GSO

        In December 2010, Michael C. Forman and David J. Adelman, the co-founders of Franklin Square Holdings, contributed an aggregate of $200,000 to purchase 22,444 common shares (as adjusted for share distributions) at $8.91 per share, which represents the initial public offering price (as adjusted for share distributions), net of selling commissions and dealer manager fees. Messrs. Forman and Adelman have agreed not to tender these common shares for repurchase as long as FS Advisor remains our investment adviser.

        In April 2011, pursuant to a private placement, Messrs. Forman and Adelman purchased, through affiliated entities controlled by each of them, 224,444 additional common shares (as adjusted for share distributions) at $8.91 per share (as adjusted for share distributions). Messrs. Forman and Adelman have agreed not to tender these common shares for repurchase as long as FS Advisor remains our investment adviser. In connection with the same private placement, certain members of our board of trustees and other individuals and entities affiliated with FS Advisor purchased 1,459,320 common shares (as adjusted for share distributions), and certain individuals and entities affiliated with GSO purchased 561,111 common shares (as adjusted for share distributions), in each case at a price of $8.91 per share (as adjusted for share distributions). In connection with the private placement, we sold an aggregate of 2,244,875 common shares (as adjusted for share distributions) for aggregate proceeds of approximately $20.0 million, upon satisfying the minimum offering requirement.

Distributions

        Our first distribution was declared for shareholders of record as of July 28, 2011. Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a weekly or monthly basis and pay such distributions on a monthly basis. We will calculate each shareholder's specific distribution amount for the period using record and declaration dates and each shareholder's distributions will begin to accrue on the date we accept such shareholder's subscription for our common shares. From time to time, we may also pay special interim distributions in the form of cash or common shares at the discretion of our board of trustees.

        We may fund our cash distributions to shareholders from any sources of funds legally available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions. During certain periods, our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our continuous public offering of common shares. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with our continuous public offering, including any fees payable to FS Advisor. Each year stockholders will be notified of the sources of our distributions. See "Material U.S. Federal Income Tax Considerations." No portion of the distributions paid during the six months ended June 30, 2014 represented a return of capital.

        We intend to make our ordinary distributions in the form of cash, out of assets legally available for distribution, unless shareholders elect to receive their distributions in additional common shares under our distribution reinvestment plan. Although distributions paid in the form of additional common shares will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors who elect to participate in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Investors receiving distributions in the form of additional common shares will be treated as receiving a distribution in the amount of the fair market value of our common shares. See "Distributions" for the cash and share distributions declared and paid during 2011, 2012, 2013 and 2014.

About FS Advisor

        FS Advisor is a subsidiary of our affiliate, Franklin Square Holdings, a national sponsor of alternative investment funds designed for the individual investor. FS Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations team of FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC. FB Income Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC are registered investment advisers that manage Franklin Square Holdings' three other affiliated BDCs, FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III, respectively. FS Global Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings' affiliated closed-end management investment company, FS Global Credit Opportunities Fund. See "Risk Factors—Risks Related to FS Advisor and Its Affiliates" and "Certain Relationships and Related Party Transactions."

        In addition to managing our investments, the managers, officers and other personnel of FS Advisor also currently manage the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,572,364,000
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,205,141,000
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$251,912,000
FS Global Credit Opportunities Fund(2)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$224,870,000

(1)
As of June 30, 2014.

(2)
The FSGCOF Offered Funds, which are affiliated funds that have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund.

        Our chairman, president and chief executive officer, Michael C. Forman, has led FS Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FS Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds. Mr. Forman also currently serves as chairman and chief executive officer of FS Investment Corporation.

        FS Advisor's senior management team has significant experience in private lending, private equity and real estate investing, and has developed an expertise in using all levels of a firm's capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FS Advisor's management team, will allow FS Advisor to successfully execute our investment strategy. See "Management" for biographical information regarding FS Advisor's senior management team.

        All investment decisions require the unanimous approval of FS Advisor's investment committee, which is currently comprised of Messrs. Forman, Stahlecker, Klehr and Coleman. Our board of trustees, including a majority of independent trustees, oversees and monitors our investment performance and annually reviews the investment advisory and administrative services agreement and the investment sub-advisory agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided. See "Investment Advisory and Administrative Services Agreement."

About GSO

        From time to time, FS Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FS Advisor believes will aid it in achieving our investment objectives. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO assists FS Advisor in identifying investment opportunities and makes investment recommendations for approval by FS Advisor, according to guidelines set by FS Advisor. GSO also serves as the investment sub-adviser to FS Global Credit Opportunities Fund. In addition, GSO's subsidiary, GDFM, serves as the investment sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III. GSO is a Delaware limited partnership with principal offices located at 345 Park Avenue, New York, New York 10154.

        GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of June 30, 2014, GSO and its affiliates, excluding Blackstone, managed approximately $69.5 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. GSO has extensive experience investing in Energy companies. From 2005 through 2013, funds managed by GSO have invested over $14.0 billion in Energy companies. As investment sub-adviser, GSO utilizes its experience in Energy investing and makes recommendations to FS Advisor in a manner that is consistent with its existing investment and monitoring processes.

        Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $278.9 billion as of June 30, 2014. Blackstone's alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly-traded limited partnership that has common units which trade on the New York Stock Exchange LLC under the ticker symbol "BX." Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone's periodic filings with the SEC, which can be obtained from Blackstone's website at http://ir.blackstone.com or the SEC's website at www.sec.gov. Information contained on Blackstone's website and in Blackstone's filings with the SEC are not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.

About Franklin Square Holdings

        Franklin Square Holdings is a leading manager of alternative investment funds designed to enhance investors' portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm's funds offer "endowment-style" investment strategies that help construct diversified portfolios and manage risk. Franklin Square Holdings strives not only to maximize investment returns but also to set the industry standard for best practices by focusing on transparency, investor protection and education for investment professionals and their clients.

        Franklin Square Holdings was founded in Philadelphia in 2007 and seeks to establish itself as a leader in the alternative investment industry by introducing innovative credit-based income funds. Franklin Square Holdings sponsors four other funds in addition to us, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. As of June 30, 2014, Franklin Square Holdings had approximately $12.4 billion in total assets under management.

Market Opportunity

        We believe that there are and will continue to be significant investment opportunities in income-oriented securities of privately-held Energy companies within the United States that will provide attractive risk-adjusted returns compared to other types of investments.

        Assets of Energy companies are growing both in size and importance to the global economy. The IEA's 2013 World Energy Outlook projects worldwide energy demand to grow 1.2% per annum from 2011-2035. This anticipated growth will need to be met with increased supply throughout the world. The IEA estimates that approximately $6.5 trillion must be invested in energy-supply infrastructure in the United States from 2013-2035 to support development of the long-lived energy assets that drive the production, transportation and use of energy and other commodities. Such investments are expected to be made across all sub-sectors of the Energy markets by approximately 17,700 private companies and approximately 350 public companies.

        Across Energy industry sub-sectors, we see multiple factors which will necessitate additional and continued capital infusion. Upstream companies face the inherent production declines of oil and natural gas reserves, which in turn require large annual capital inflows to replace such lost production. This is particularly true for the growing supply of natural gas and oil from the Utica, Permian, Marcellus and Eagle Ford shales, which in many cases have a first year production decline rate of over 75%. Developing many of these reservoirs requires increasingly complex drilling and completion techniques which cost considerably more than conventional techniques. In addition, the development of these new fields highlights that many of the Midstream assets throughout the U.S. are aging and are not ideally located, requiring that additional infrastructure be built to ensure this new supply reaches market. We believe these investment opportunities could increase significantly due to potential environmental regulations that are expected to impact certain fossil-fuel generation, particularly coal generation which comprises more than a third of current U.S. generation. We believe such market dynamics across these sub-sectors will present a large and growing investment opportunity for us.

        We believe that this large and varied asset class maintains the following attractive and distinct investment characteristics:

  •
  Stable Cash Flows. We seek to make investments in companies that have relatively stable cash flows. For example, we invest in Midstream companies that generate a substantial amount of their cash flow from contracted assets with limited commodity price risk. We invest in power companies that generate cash flow through a variety of contracts such as power purchase agreements which are intended to mitigate commodity price fluctuations. Our investments in

    Upstream companies generally focus on those companies which we believe have lower-risk, longer-lived assets that are generating strong cash flow and that have effectively hedged a portion of their production at known prices.

  •
  High Barriers to Entry. Due to the high cost of construction and the extensive time required to obtain all the necessary environmental and regulatory approvals required to construct new energy infrastructure assets, the barriers to enter the sector are high. For example, it can take up to 15 years to obtain the necessary regulatory approvals for, and to ultimately complete construction of, a new nuclear power generating facility. As a result, it may be difficult to replicate an existing network of integrated energy infrastructure assets. These barriers to entry create a competitive advantage for existing Energy companies with significant operations. We believe such barriers produce more operating leverage and, correspondingly, reduce market risk.

  •
  Steady Distributions with Attractive Growth Profiles. As mentioned above, national and global demand for Energy is expected to continue to expand over the long term due to growing demand from emerging markets, domestic economic growth, aging of existing infrastructure and the industry's dependence on fossil fuels, which are inherently finite resources. As Energy companies seek to finance these assets, we foresee a growing opportunity to make income-oriented investments. Given the strong asset value in much of the Energy industry, we believe there is significant support for additional debt within the capital structure of many Energy companies. This includes opportunities for senior debt, subordinated debt and equity securities with customarily increasing levels of risk and return. In general, we believe Energy companies will often seek to attract capital by paying investors a steady stream of current income with some opportunity to share in the long-term growth in their underlying markets. We believe such trends are well-aligned with our investment objectives.

Characteristics of and Risks Related to Investments in Private Companies

        We invest primarily in income-oriented securities of privately-held Energy companies within the United States. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt and equity securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, many of our directly originated investments are not traded on any secondary market. These securities also may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FS Advisor and/or GSO to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in investing in, these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors. See "Risk Factors—Risks Related to Our Investments—An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies."

Investment Strategy

        Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of Energy companies. This investment policy may not be changed without at least 60 days' prior notice to holders of our common shares of any such change. In accordance with the best interests of our shareholders, FS Advisor monitors our targeted investment mix as economic conditions evolve.

        When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

  •
  Deeply-Rooted Asset Value. We seek to invest in companies that have significant asset value rather than speculative investments that rely solely on rising energy commodity prices, exploratory drilling success or factors beyond the control of a portfolio company. We focus on Energy companies that have strong potential for enhancing asset value through factors within their control. Examples of these types of factors include operating cost reductions and revenue increases driven by improved operations of previously under-performing or under-exploited assets. Such investments are expected to have significant collateral coverage and downside protection irrespective of the broader economy.

  •
  Defensible Market Positions. We seek to invest in companies that have developed strong positions within their sub-sector and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

  •
  Proven Management Teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management's goals with ours.

  •
  Commodity Price Management. We seek to invest in companies that appropriately manage their commodity price exposure through the use of hedging with highly-rated counterparties, contracts such as power purchase agreements or tolling agreements and other instruments that seek to minimize the company's exposure to significant commodity price swings.

  •
  Allocation Among Various Issuers and Industries. We seek to allocate our portfolio broadly among issuers and sub-sectors within the Energy Investment Universe, thereby attempting to reduce the risk of a downturn in any one company or sub-sector having a disproportionate adverse impact on the value of our portfolio.

  •
  Viable Exit Strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

        In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe will enhance our ability to further our investment objectives and strategy.

Potential Competitive Strengths

        We believe that we offer our investors the following potential competitive strengths:

  Global Platform with Seasoned Investment Professionals.

        We believe that the breadth and depth of the experience of FS Advisor's senior management team, together with the wider resources of GSO's investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities worldwide.

  Long-Term Investment Horizon.

        Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, we are not required to return capital to our shareholders once we exit a portfolio investment. Such funds typically can only be invested once and must be returned to investors after a specific time period. These provisions often force private equity and venture capital funds to seek liquidity events, including initial public offerings, mergers or recapitalizations, more quickly than they otherwise might, potentially resulting in a lower return to investors. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

  GSO Transaction Sourcing Capability.

        FS Advisor seeks to leverage GSO's significant access to transaction flow. GSO seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under "Regulation" and the allocation policies of GSO and its affiliates, as applicable, also through GSO's direct origination channels. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GSO has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GSO's origination channel, FS Advisor seeks to leverage the global presence of GSO and its long-standing personal contacts within the Energy industry to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GSO provides a significant pipeline of investment opportunities for us. GSO also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

  Disciplined, Income-Oriented Investment Philosophy.

        FS Advisor and GSO employ a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

  Investment Expertise Across All Levels of the Corporate Capital Structure.

        FS Advisor and GSO believe that their broad expertise and experience investing at all levels of a company's capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions. In addition, we seek to leverage this broad-ranging capability to enable us to provide Energy companies with financing that most closely aligns with their particular capital needs. We believe that such flexibility is valuable to Energy companies and provides us with a competitive advantage over other capital providers that are more limited in the securities in which they invest.

Operating and Regulatory Structure

        Our investment activities are managed by FS Advisor and supervised by our board of trustees, a majority of whom are independent. Under the investment advisory and administrative services agreement, we have agreed to pay FS Advisor an annual base management fee based on the average value of our gross assets as well as incentive fees based on our performance. See "Investment Advisory and Administrative Services Agreement" for a description of the fees we pay to FS Advisor.

        From time to time, FS Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that FS Advisor believes will aid it in achieving our investment objectives. FS Advisor has engaged GSO to act as our investment sub-adviser. GSO assists FS Advisor in identifying investment opportunities and makes investment recommendations for approval by FS Advisor according to guidelines set by FS Advisor. FS Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our shareholders and reports filed with the SEC. In addition, FS Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

        We reimburse FS Advisor for expenses necessary to perform service related to our administration and operations. The amount of this reimbursement is set at the lesser of (1) FS Advisor's actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. FS Advisor is required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of trustees then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of trustees considers whether any single third party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of trustees, among other things, compares the total amount paid to FS Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse FS Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FS Advisor.

        In addition, we have contracted with State Street Bank and Trust Company to provide various accounting and administrative services including, but not limited to, preparing preliminary financial information for review by FS Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance. We have also contracted with Vigilant Compliance, LLC to provide us with a chief compliance officer, Salvatore Faia, president of that firm.

        As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See "Regulation." We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Investment Types

  Senior Debt

        Senior debt is situated at the top of the capital structure. Because this debt has priority in payment, it carries the least risk among all investments in a firm. Generally, senior debt in which we may invest is expected to have a maturity period of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Senior debt is comprised of first lien and second lien debt positions. Second lien debt is granted a second priority security interest in the assets of the borrower. Generally, we expect that the variable interest rate on our first lien debt typically will range between 4.0% and 8.0% over a standard benchmark, such as LIBOR. We expect that the variable interest rate on second lien debt will range between 6.0% and 8.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

  Subordinated Debt

        In addition to senior debt, we may also invest a portion of our assets in subordinated debt of private companies. Subordinated debt usually ranks junior in priority of payment to first lien and second lien secured loans and is often unsecured, but is situated above preferred equity and common equity in the capital structure. In return for their junior status compared to first lien and second lien secured loans, subordinated debt typically offers higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We intend to generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt securities have maturities of five to ten years. Generally, we expect these securities to carry a fixed or a floating interest rate of 8.0% to 12.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.

  Preferred Equity

        Preferred equity typically includes a stated value or liquidation preference structurally ahead of common equity holders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Preferred equity can also include a conversion feature whereby the securities convert into common stock based on established parameters according to set ratios. We seek to invest in primarily income-oriented equity securities of Energy companies in a manner consistent with our status as a BDC.

  Other Equity Securities

        We may also invest in other equity securities which are typically structurally subordinate to all other securities within the capital structure and do not have a stated maturity. As compared to more senior securities, equity interests have greater risk exposure, but also have the potential to provide a higher return. Some of these investments may take the form of common units in MLPs. MLPs typically pay their unitholders quarterly distributions, offering investors a current yield and the opportunity for a more stable return profile.

  Net Profits Interests, Royalty Interests, Volumetric Production Payments, or VPPs

        We may invest in energy-specific non-operating investments including net profits interests, royalty interests or VPPs. Such non-operating interests do not include the rights and obligations of operating a mineral property (costs of exploration, development, operation) and do not bear any part of the net losses. Net profits interests and royalty interests are contractual agreements whereby the holders of such interests are entitled to a portion of the mineral production or proceeds therefrom. A VPP is a type of structured investment whereby the owner sells a specific volume of production in a field or property to an investor and the investor receives a specific quota of production on a monthly basis in either raw output or proceeds therefrom. A VPP is typically set to expire after a certain length of time or after a specified aggregate total volume of the commodity has been delivered. If the producer cannot meet the supply quota for a given period, the supply obligation rolls forward to future cycles until the buyer is made financially whole.

  Non-U.S. Securities

        We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act.

  Other Securities

        We may also invest from time to time in derivatives, such as total return swaps and credit default swaps.

Sources of Income

        The primary means through which our shareholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made and monitoring fees paid throughout the term of our investments. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment, while monitoring fees generally range from 0.25% to 1.0% of the purchase price of an investment annually. In addition, we may generate revenues in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

        We seek to limit the downside potential of our investment portfolio by:

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  applying our investment strategy guidelines for portfolio investments;

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  requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

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  allocating our portfolio among various issuers and sub-sectors, size permitting, with an adequate number of companies, across different sub-sectors of the Energy industry, with different types of collateral; and

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  negotiating or seeking debt and other securities with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

        Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. We may also enter into interest rate hedging transactions at the sole discretion of FS Advisor. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

  Affirmative Covenants

        Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender's monitoring of the borrower and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

  Negative Covenants

        Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender's investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender's approval. In addition, certain covenants restrict a borrower's activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

        The investment professionals employed by FS Advisor and GSO have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Our Transaction Process

  Sourcing

        In order to source transactions, FS Advisor seeks to leverage GSO's significant access to transaction flow, along with GSO's trading platform, providing access to the syndicated loan market, which may be a key source of investment opportunities for us. GSO seeks to generate investment opportunities through its trading platform, through syndicate and club deals and, subject to regulatory constraints and the allocation policies of GSO and its affiliates, as applicable, through GSO's direct origination channels. With respect to syndicate and club deals, GSO has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GSO's origination channel, FS Advisor seeks to leverage the global presence of GSO and its long-standing personal contacts within the Energy industry to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GSO provides a significant pipeline of investment opportunities for us.

  Evaluation

        Initial Review. In its initial review of an investment opportunity to present to FS Advisor, GSO's transaction team examines information furnished by the target company and external sources, including rating agencies, if applicable, to determine whether the investment meets our basic investment criteria and other guidelines specified by FS Advisor, within the context of proper allocation of our portfolio among various issuers and industry sub-sectors, and offers an acceptable probability of attractive returns with identifiable downside risk. For the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated GSO research analyst, the results of which are available for the transaction team to review. In the case of a directly originated transaction, FS Advisor and GSO conduct detailed due diligence investigations as necessary.

        Credit Analysis/Due Diligence. Before undertaking an investment, the transaction team conducts a thorough due diligence review of the opportunity to ensure the company fits our investment strategy, which may include:

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  a full operational analysis to identify the key risks and opportunities of the target's business, including a detailed review of historical and projected financial results;

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  a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

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  on-site visits, if deemed necessary;

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  background checks to further evaluate management and other key personnel;

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  a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

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  financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

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  a review of management's experience and track record.

        When possible, our advisory team seeks to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

  Execution

        Recommendation. FS Advisor has engaged GSO to identify and recommend investment opportunities for its approval. GSO seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to our portfolio, (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (iii) ultimate approval of investment recommendations by GSO's investment committee.

        Approval. After completing its internal transaction process, GSO makes formal recommendations for review and approval by FS Advisor. In connection with its recommendation, it transmits any relevant underwriting material and other information pertinent to the decision-making process. In addition, GSO makes its staff available to answer inquiries by FS Advisor in connection with its recommendations. The consummation of a transaction requires unanimous approval of the members of FS Advisor's investment committee.

  Monitoring

        Portfolio Monitoring. FS Advisor, with the help of GSO, monitors our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, FS Advisor and GSO work closely with the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company's business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company's board of directors or similar governing body.

        Typically, FS Advisor and GSO receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. FS Advisor and GSO use this data, combined with due diligence gained through contact with the company's customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company's operating performance and prospects.

        In addition to various risk management and monitoring tools, FS Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FS Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company's business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

        FS Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of trustees reviews these investment ratings on a quarterly basis. In the event that our board of trustees or advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, they will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

        The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of June 30, 2014 and December 31, 2013 (dollar amounts are presented in thousands):

	June 30, 2014		December 31, 2013
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$78,257	3%	$76,865	3%
2	2,769,164	94%	2,160,052	94%
3	107,547	3%	63,284	3%
4	—	—	—	—
5	—	—	—	—

	$2,954,968	100%	$2,300,201	100%

        The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

        Valuation Process. Each quarter, we value investments in our portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of trustees determines the fair value of such investments in good faith, utilizing the input of management, our valuation committee, FS Advisor and any other professionals or materials that our board of trustees deems worthy and relevant, including GSO, independent third-party pricing services and independent third-party valuation firms, if applicable. See "Determination of Net Asset Value."

        Managerial Assistance. As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, FS Advisor or GSO will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than FS Advisor or GSO, will retain any fees paid for such assistance.

  Exit

        While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Staffing

        We do not currently have any employees. Each of our executive officers, aside from our chief compliance officer, Mr. Faia, is a principal, officer or employee of FS Advisor, which manages and oversees our investment operations. Mr. Faia is not affiliated with FS Advisor. See "Management—Board of Trustees and Executive Officers—Executive Officers Who Are Not Trustees" for a biography of Mr. Faia. In the future, FS Advisor may retain additional investment personnel based upon its needs. See "Investment Advisory and Administrative Services Agreement."

Facilities

        Our administrative and principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

        Neither we nor FS Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against FS Advisor. From time to time, we and individuals employed by FS Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition.

DETERMINATION OF NET ASSET VALUE

        We determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by our board of trustees. In connection with that determination, FS Advisor provides our board of trustees with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

        ASC Topic 820 issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

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  our quarterly valuation process begins with FS Advisor's management team providing a preliminary valuation of each portfolio company or investment to our valuation committee, which valuation may be obtained from an independent valuation firm, if applicable;

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  preliminary valuation conclusions are then documented and discussed with our valuation committee;

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  our valuation committee reviews the preliminary valuation and FS Advisor's management team, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

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  our board of trustees discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Advisor, the valuation committee and any third-party valuation firm, if applicable.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of trustees may use independent third-party pricing or valuation services. However, our board of trustees is not required to determine fair value in accordance with the valuation provided by any single source, and retains the discretion to use any relevant data, including information obtained from FS Advisor or any independent third-party valuation or pricing service, that it deems to be reliable in determining fair value under the circumstances. Below is a description of factors that our board of trustees may consider when valuing our debt and equity investments.

        Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of trustees may consider include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

        For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

        Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of trustees, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

        Our board of trustees may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of trustees may also consider the size and scope of a portfolio company and its specific strengths and weaknesses and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of portfolio companies relative to comparable firms, as well as such other factors as our board of trustees, in consultation with any third-party valuation firm, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

        If we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of trustees will subsequently value these warrants or other equity securities received at fair value.

        The fair values of our investments are determined in good faith by our board of trustees. Our board of trustees is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

        We periodically benchmark the bid and ask prices we receive from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through our third-party pricing service or independent dealers, or where our board of trustees otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. Our valuation committee and board of trustees reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Determinations in Connection with Offerings

        We are offering our common shares on a continuous basis at a price of $11.00 per share; however, to the extent that our net asset value per share increases, we will sell at a price necessary to ensure that common shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value per share. Therefore, persons who subscribe for our common shares in our continuous public offering must submit subscriptions for a certain dollar amount, rather than a number of our common shares and, as a result, may receive fractional common shares. The minimum permitted initial purchase is $5,000 of our common shares. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this continuous public offering for at least two years from the date of the effectiveness of the registration statement.

        In connection with each weekly closing on the sale of common shares, our board of trustees or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling common shares at a price per share which, after deducting selling commissions and dealer manager fees, is below our then-current net asset value per share. Our board of trustees or a committee thereof will consider the following factors, among others, in making such determination:

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  the net asset value per share of our common shares disclosed in the most recent periodic report we filed with the SEC;

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  our management's assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our common shares; and

  •
  the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our management's assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of our common shares at the date of closing.

        Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of our common shares, but instead it involves the determination by our board of trustees or a committee thereof that we are not selling our common shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share at the time at which the closing and sale is made.

        To the extent that there is a possibility that we may (i) issue our common shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share of our common shares at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of our common shares pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until this prospectus is amended, our board of trustees or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common shares offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

        Pursuant to our declaration of trust and bylaws, our business and affairs are managed under the direction of our board of trustees. The responsibilities of our board of trustees include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of trustees has an audit committee, which is comprised of independent trustees, a valuation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. Our board of trustees is tasked with the same level of responsibility and performs the same role as a board of directors for a corporation. Each trustee will serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies. Although the number of trustees may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent trustee. Any trustee may resign at any time and may be removed with or without cause by the shareholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the trustee is to be removed.

        A vacancy created by an increase in the number of trustees or the death, resignation, removal, adjudicated incompetence or other incapacity of a trustee may be filled only by a vote of a majority of the remaining trustees. As provided in our declaration of trust, nominations of individuals to fill the vacancy of a board seat previously filled by an independent trustee will be made by the remaining independent trustees.

Board of Trustees and Executive Officers

        Our board of trustees consists of ten members, six of whom are not "interested persons" of us or FS Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent trustees. Our declaration of trust was reviewed and unanimously approved by a vote of the trustees, including a majority of our independent trustees. Members of our board of trustees will be elected annually at our annual meeting of shareholders. We are prohibited from making loans or extending credit, directly or indirectly, to our trustees or executive officers under Section 402 of the Sarbanes-Oxley Act.

        Through its direct oversight role, and indirectly through its committees, our board of trustees performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of trustees meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategy, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (5) engaging the services of our chief compliance officer to test our compliance procedures and our service providers. Mr. Forman, who is not an independent trustee, serves as the president, chief executive officer and chairman of our board of trustees. Our board of trustees feels that Mr. Forman, as our co-founder, president and chief executive officer, is the trustee with the most knowledge of our business strategy and is best situated to serve as chairman of the board of trustees. Our declaration of trust, as well as regulations governing BDCs generally, requires that a majority of the board of trustees be independent trustees. Our board of trustees does not currently have a lead independent trustee. Our board of trustees, after considering various factors, has concluded that this structure is appropriate given our current size and complexity.

Trustees

        Information regarding our board of trustees is set forth below. We have divided the trustees into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Energy and Power Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

NAME	AGE	TRUSTEE SINCE	EXPIRATION OF TERM
Interested Trustees
Michael C. Forman	53	2010	2014
David J. Adelman	42	2010	2014
Thomas J. Gravina	53	2010	2014
Michael J. Heller	50	2010	2014
Independent Trustees
Sidney R. Brown	57	2011	2014
Gregory P. Chandler	47	2010	2014
Richard I. Goldstein	53	2011	2014
Charles P. Pizzi	64	2012	2014
Richard W. Vague	58	2011	2014
R. Richard Williams	69	2011	2014

Interested Trustees

        Michael C. Forman has served as our chairman, president and chief executive officer since our inception in September 2010 and as the chairman and chief executive officer of FS Advisor since its inception in September 2010. Mr. Forman also currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Advisor, LLC, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds and has presided in such roles since each entity's inception in October 2007, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013 and January 2013, respectively. Mr. Forman has also served as chairman and chief executive officer of FS Investment Corporation since its inception in 2007 and previously served as president of FS Investment Corporation from 2007 to April 2013. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman co-founded Franklin Square Holdings. Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia-based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, or Klehr Harrison, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (executive committee member), the University of the Arts (executive committee member), the Vetri Foundation for Children (chairman), the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT) and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

        Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FS Advisor. Our board of trustees believes Mr. Forman's experience and his positions as our and FS Advisor's chief executive officer make him a significant asset to us.

        David J. Adelman has served as our vice-chairman since our inception in September 2010 and as vice-chairman of FS Advisor since its inception in September 2010. He also currently serves as the vice-chairman of FS Investment Corporation, FB Income Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Advisor, LLC, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds and has presided in such role since December 2007, October 2007, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013 and January 2013, respectively. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc., or Campus Apartments, since 1997. Campus Apartments develops, manages, designs and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture's capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman has been the chief executive officer of Campus Technologies, Inc. since 2001, the vice-chairman of University City District board of directors since 1997, board member of ICG Group, Inc. since June 2011, and member of the National Multi Family Council (NMHC) and the Young President's Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute's Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having co-founded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from Ohio State University.

        Mr. Adelman serves as vice-chairman of FS Advisor and, together with Mr. Forman, is responsible for implementing our investment strategy. Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of our board of trustees, with experience and insight which is beneficial to us.

        Thomas J. Gravina currently serves as executive chairman of GPX Enterprises, L.P., a private investment firm, and its affiliates, including GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacities since co-founding GPX Enterprises, L.P. in 2006. He also currently serves on the board of directors of FS Investment Corporation and has presided in that role since March 2009. Mr. Gravina previously served as chairman of FS Investment Corporation's nominating and corporate governance committee from January 2011 through September 2013. He was also a member of FS Investment Corporation's audit committee from January 2010 to September 2011. Mr. Gravina also currently serves on the boards of trustees of FS Global Credit Opportunities Fund and the FSGCOF Offered Funds and has served in such role since each fund's inception in January 2013. He is a member of FS Global Credit Opportunities Fund's valuation committee and nominating and corporate governance committee. Mr. Gravina also currently serves as chairman and chief executive officer of EvolveIP Holdings, LLC, a cloud-based technology provider, which he co-founded in 2007. Previously, from 2000 to 2005, Mr. Gravina served as president and chief executive officer and director of ATX Communications, Inc., a NASDAQ publicly-traded communications company. Mr. Gravina also served as chairman of the board of directors of ATX Communications, Inc. from 2005 to 2006. Mr. Gravina led the multi-billion dollar merger in 2000 between publicly-traded CoreComm Limited and Voyager.net, and privately-held ATX Telecommunications Services, of which he was co-chief executive officer and co-founder since 1987. Mr. Gravina is a member of the board of directors, chairman of the audit and foundation committees and is a member of the finance committee of the Philadelphia College of Osteopathic Medicine and is a member of other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.

        Mr. Gravina has served as a member of various boards, including public company and charitable and civic organizations. In addition, his service as chairman of both public and private companies, including a private investment firm that he co-founded, have provided him, in the opinion of our board of trustees, with experience and insight which is beneficial to us.

        Michael J. Heller is a shareholder at the law firm of Cozen O'Connor, P.C., where he currently serves as the firm's chief executive officer, and has served in such capacity since January 1, 2013. Immediately prior to that, Mr. Heller was the president and executive partner of Cozen O'Connor, P.C. He also currently serves on the board of directors of FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III and has presided in such roles since May 2008, February 2012 and February 2014, respectively. He is a member of FS Investment Corporation's valuation committee and has presided in such role since December 2008 and previously served as a member of FS Investment Corporation's nominating and corporate governance committee from January 2011 through September 2013. He is also chairman of FS Investment Corporation II's nominating and corporate governance committee and serves as a member of its valuation committee and has presided in such roles since February 2012 and September 2013, respectively. Mr. Heller is also a member of FS Investment Corporation III's valuation committee and has presided in such role since February 2014. Mr. Heller is a corporate and securities lawyer, whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle-market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the chief executive officer of Cozen O'Connor, P.C., Mr. Heller was the Chairman of the Business Law Department from January 2007, and he served as vice-chairman of Cozen O'Connor, P.C.'s Business Law Department from 2002 until January 2007. Mr. Heller has been a member of the board of directors of Beachbody, LLC since November 2012. In addition, Mr. Heller has been a member of the boards of directors of Cozen O'Connor, P.C. and Hanover Fire and Casualty Insurance Company, a privately held property and casualty insurance company, and a member of the board of trustees of Thomas Jefferson University Hospital since January 2007, May 2004 and July 2012, respectively. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

        Mr. Heller has extensive experience in corporate and securities law matters and has represented various private equity and venture capital funds. Further, Mr. Heller serves on the boards of several private companies and civic and charitable organizations. These activities have provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Independent Trustees

        Sidney R. Brown has served as the chief executive officer of NFI, Inc., or NFI, a premier integrated supply chain solutions company, since the late 1990s. NFI, founded in 1932 as National Hauling, has evolved from a trucking company in a regulated environment into one of the largest privately-held third-party logistics companies in the United States. NFI in North America now consists of logistics, warehousing and distribution, transportation, intermodal, real estate, transportation brokerage, contract packaging, solar, global freight forwarding and NFI Canada. Mr. Brown is also the vice-chairman of the board of directors of Sun Bancorp, Inc., or SBI, since September 2013 and previously served as vice-chairman. He has served as a director, treasurer and secretary of SBI since 1990. In addition, Mr. Brown is a general partner of various real estate companies having extensive holdings with an emphasis on development and management of commercial and industrial real estate. He began his career working for Morgan Stanley in New York City as a financial analyst in the corporate finance department of the investment bank. Mr. Brown has served as a director of Sun National Bank since 1990 and as chairman since May 2013, and as acting president and chief executive officer since December 2013. Mr. Brown has served as a director of J & J Snack Foods Corp. since 2004. Mr. Brown received a B.S.B.A. in Finance from Georgetown University and an MBA from Harvard University.

        Mr. Brown has served as a member of various boards for publicly-traded companies. In addition, his service as chief executive officer of NFI has provided him, in the opinion of our board of trustees, with experience and insight which is beneficial to us.

        Gregory P. Chandler has been chief financial officer of Emtec, Inc., or Emtec, a publicly-traded global information technology services provider, since May 2009. Mr. Chandler has also been a member of Emtec's board of directors since 2005 where he served as chairman of the audit committee from 2005 through 2009. He also has been a member of the board of directors of FS Investment Corporation since April 2008, and has served as chairman of FS Investment Corporation's audit committee and as a member of FS Investment Corporation's valuation committee since May 2008 and March 2010, respectively. Mr. Chandler presently serves as a director and chairman of the audit committee of the RBB Funds and serves on the board of the Enterprise Center, a non-profit organization. Mr. Chandler presently serves as a director of Spectrum Systems LLP and as an officer and director of GCVC Consulting. Previously, he served as managing director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to April 2009. From 1995 to 1999, he was with PricewaterhouseCoopers LLP, or PwC, and its predecessor Coopers and Lybrand where he assisted companies in the "Office of the CFO Practice" and also worked as a certified public accountant. During his tenure at PwC, he spent the majority of his time in the Investment Company practice. Mr. Chandler served as a logistics officer with the United States Army for four years. Mr. Chandler's degrees include a B.S. in Engineering from the United States Military Academy at West Point and an M.B.A. from Harvard Business School. He is also a Certified Public Accountant (inactive).

        Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. In addition, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds. This experience has provided Mr. Chandler, in the opinion of our board of trustees, with experience and insight which is beneficial to us.

        Richard I. Goldstein has served as a managing director of Liberty Associated Partners, LP, or LAP, since 2000 and Associated Partners, LP, or AP, since 2006, both investment funds that make private and public market investments in communications, media, Internet and energy companies. Prior to joining LAP and AP, Mr. Goldstein was vice president of The Associated Group, Inc., or AGI, a multi-billion dollar publicly-traded owner and operator of communications-related businesses and assets. While at AGI, he assisted in establishing Teligent, Inc., of which he was a director, and was responsible for operating AGI's cellular telephone operations. Mr. Goldstein is currently a member of the board of directors of CURRENT Group, LLC and also served as a director of Intellon Corporation prior to its acquisition by Atheros Communications, Inc. He is also a member of the board of trustees of The Shipley School and has counseled many early stage companies. Mr. Goldstein received a B.S. in Business and Economics from Carnegie Mellon University and received training at the Massachusetts Institute of Technology in Management Information Systems.

        Mr. Goldstein has extensive experience as a senior executive and in negotiating investment transactions in a variety of industries, including in the energy industry. This experience has provided Mr. Goldstein, in the opinion of our board of trustees, with experience and insight which is beneficial to us.

        Charles P. Pizzi is the retired president, director and chief executive officer of Tasty Baking Company, manufacturer of Tastykake branded snack cakes. He served in these positions from 2002 to May 2011. Prior to leading Tasty Baking Company, Mr. Pizzi served as president and chief executive officer of the Greater Philadelphia Chamber of Commerce, vice-chairman of the American Chamber of Commerce Executives and chairman of the Metro Council of Presidents. Mr. Pizzi also serves on the boards of trustees of FS Global Credit Opportunities Fund and the FSGCOF Offered Funds, and has served in such role since each fund's inception in January 2013. Mr. Pizzi is a member of FS Global Credit Opportunities Fund's valuation and audit committees and has presided in such roles since June 2013. His career also includes work with the transition teams for Pennsylvania Governor Tom Ridge and Philadelphia Mayor Ed Rendell. Mr. Pizzi has also served as commerce director for the City of Philadelphia. He has been a trustee of Brandywine Realty Trust since 1996, serving on the audit and compensation committees, a director of Allied Security Holdings LLC since August 2011, a director of PHH Corporation since January 2012, a director of Independence Blue Cross since 1991, serving on the compensation committee and a director of Drexel University since 1991. He was a director of the Federal Reserve Bank of Philadelphia from 2006 to December 2011, serving as chairman from January 2010 to December 2011. He also previously served as a director of the Philadelphia Stock Exchange from 1998 until it was acquired by NASDAQ in July 2008 and on the board of governors of NASDAQ OMX PHLX, Inc. from August 2008 to March 2009. Mr. Pizzi holds a bachelor's degree from LaSalle University and a master's degree from the University of Pennsylvania.

        Mr. Pizzi has significant experience as an executive and director at various companies and governmental organizations. This experience has provided Mr. Pizzi, in the opinion of our board of trustees, with experience and insight which is beneficial to us.

        Richard W. Vague is a private investor currently involved as a managing partner of Gabriel Investments, an early stage investment fund, and as managing director of The Miletos Group. Previously, Mr. Vague was the co-founder of Energy Plus Company, or Energy Plus, an electricity and natural gas supply company operating in states throughout the United States that was sold to NRG Energy in September 2011, and served as chairman and chief executive officer of Energy Plus from May 2007 until the time of such sale. Mr. Vague was also co-founder of two credit card companies—First USA Bank, which grew to be the largest Visa issuer in the industry and which was sold to Bank One Corporation in 1997, and Juniper Financial Corporation, the fastest growing credit card issuer of the past decade, which was sold to Barclays PLC in 2004. Mr. Vague has served on the corporate boards of Heartland Payment Systems, Inc. since May 2007, Think Direct Marketing Group, Inc. and GoodCents Corporation. Mr. Vague is president of the Philadelphia Live Arts and Fringe Festival, and on the boards of the University of Pennsylvania Press, the Franklin Institute, the Dean's Advisory Council of NYU's Tisch School of the Arts, the U.S. State Department's Advisory Committee on International Economic Policy and the U.S. Department of Energy's Electricity Advisory Committee.

        Mr. Vague has founded and served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of our board of trustees, with experience and insight which is beneficial to us.

        R. Richard Williams retired in 2000 as the chief executive officer of Valquip Corporation, which Mr. Williams founded in 1977. Valquip Corporation became the largest distributor of quarter-turn automated valves and electric heat-tracing systems in the United States and was acquired by Tyco International in 1999. He spent his early career in sales and management with Jamesbury Corporation, a major supplier of valves and controls. Mr. Williams has extensive audit and finance experience, having served on the board of HC Capital Trust (formerly Hirtle Callaghan Trust) since 2000 and on its audit committee since 2001. Mr. Williams has been a member of the board of Thomas Jefferson University Hospitals for over ten years and is currently chairman of the finance committee as well as vice-chairman of the board. In addition, Mr. Williams is currently chairman of Seaboard Advisors, which provides consulting services focused primarily on sales and marketing, and a director of Glenthorne Capital, Inc., which provides consulting services relating to strategic acquisitions. Mr. Williams is co-founder and chairman of the board of Boys' Latin of Philadelphia Charter School. Mr. Williams has been a member of the board and a vice-president of Aronimink Golf Club. He has also served on the boards of Community Academy and the Haverford School.

        Mr. Williams has extensive experience as founder and chief executive officer of Valquip Corporation, as well as a member of various boards. His experience has provided him, in the opinion of our board of trustees, with experience and insight which is beneficial to us.

Executive Officers

        The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	53	President and Chief Executive Officer
Salvatore Faia	51	Chief Compliance Officer
Edward T. Gallivan, Jr.	52	Chief Financial Officer
Gerald F. Stahlecker	49	Executive Vice President
Zachary Klehr	36	Executive Vice President
Stephen S. Sypherd	37	Vice President, Treasurer and Secretary

        The address for each executive officer is c/o FS Energy and Power Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Executive Officers Who are Not Trustees

        Salvatore Faia has served as our chief compliance officer since April 2011. Mr. Faia also is the chief compliance officer of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds and has presided in such roles since May 2008, July 2011, December 2013, June 2013 and October 2013, respectively. Also, Mr. Faia served as chief compliance officer for FB Income Advisor, LLC from November 2008 to December 2010. Since 2004, Mr. Faia has served as the president of Vigilant Compliance, LLC, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as president of Vigilant Compliance, LLC, he currently serves as chief compliance officer for a number of mutual funds and investment advisers. Mr. Faia has also served as trustee to EIP Growth and Income Fund since May 2005. From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, Inc., and from 1997 to 2001, he was a partner with an AmLaw 100 law firm. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced attorney with respect to the 1940 Act and Advisers Act, he is a Certified Public Accountant, and holds various Financial Industry Regulatory Authority Securities Licenses. Mr. Faia is a member of the Investment Company Institute's chief compliance officer committee. Mr. Faia graduated from the University of Pennsylvania Law School with his J.D., and received his degree in accounting and finance from La Salle University.

        Edward T. Gallivan, Jr. has served as our chief financial officer since November 2012. Prior to his appointment as chief financial officer, Mr. Gallivan was a director at BlackRock, Inc. from 2005 to October 2012, where he was head of financial reporting for over 350 mutual funds. Mr. Gallivan serves as chief financial officer of FS Investment Corporation III and has presided in such role since June 2013. From 1988 to 2005, Mr. Gallivan worked at State Street Research & Management Company, where he served as the assistant treasurer of mutual funds. Mr. Gallivan began his career as an auditor at the global accounting firm, PwC where he practiced as a certified public accountant. Mr. Gallivan received his B.S. in Business Administration (Accounting) degree at Stonehill College in Massachusetts.

        Gerald F. Stahlecker has served as our executive vice president since our inception in September 2010 and as the executive vice president of FS Advisor since its inception in September 2010. Mr. Stahlecker has also currently served as executive vice president of FB Income Advisor, LLC since January 2010. He has served as president of FS Investment Corporation since April 2013 and previously served as executive vice president of FS Investment Corporation from March 2010 to April 2013. Mr. Stahlecker also serves as the executive vice president of Franklin Square Holdings and has presided in such role since January 2010. Mr. Stahlecker is also the executive vice president of FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, the FSGCOF Offered Funds and FS Global Advisor, LLC, and has presided in such roles since July 2011, November 2011, June 2013, October 2013, January 2013, January 2013 and January 2013, respectively. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of its audit committee and as chairman of its valuation committee from the company's inception in December 2007 to December 2009 when he resigned as a director in order to join our affiliates, FB Income Advisor, LLC and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, an SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

        From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr Harrison, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker serves on the board of directors of the Investment Program Association, an industry trade group, and previously served on the board of trustees of The Philadelphia School where he served as a member of its advancement, finance and investment committees.

        Zachary Klehr has served as our executive vice president since January 2013. Mr. Klehr also currently serves as executive vice president of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds and has presided in such roles since January 2013, January 2013, June 2013, January 2013 and January 2013, respectively. Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Advisor, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC since the later of February 2011 or such entity's inception date, including as executive vice president since September 2012. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Prior to joining Franklin Square Holdings, Mr. Klehr served as a vice president at Versa Capital Management, or Versa, a private equity firm with approximately $1 billion in assets under management, from 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle-market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and serves on the board of trustees of The Philadelphia School where he is a member of the executive, governance, advancement, finance and investment committees.

        Stephen S. Sypherd has served as our vice president, treasurer and secretary since January 2013. Mr. Sypherd also currently serves as vice president, treasurer and secretary of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds and has presided in such roles since January 2013, January 2013, June 2013, January 2013 and January 2013, respectively. Mr. Sypherd has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Advisor, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC since the later of August 2010 or such entity's inception date, including as senior vice president from December 2011 to August 2014, and general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of Franklin Square Holdings. Prior to joining Franklin Square Holdings, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts.

Committees of Our Board of Trustees

        Our board of trustees has the following committees:

Audit Committee

        The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Chandler, Vague and Williams, all of whom are independent. Mr. Chandler serves as the chairman of the audit committee. Our board of trustees has determined that Mr. Chandler is an "audit committee financial expert" as defined under rules promulgated by the SEC. The audit committee held five meetings during the fiscal year ended December 31, 2013.

Valuation Committee

        The valuation committee establishes guidelines and makes recommendations to our board of trustees regarding the valuation of our loans and investments. The members of the valuation committee are Messrs. Brown, Chandler, Goldstein and Heller, a majority of whom are independent. Mr. Goldstein serves as chairman of the valuation committee. The valuation committee held four meetings during the fiscal year ended December 31, 2013.

Nominating and Corporate Governance Committee

        The nominating and corporate governance committee selects and nominates trustees for election by our shareholders, selects nominees to fill vacancies on our board of trustees or a committee thereof, develops and recommends to our board of trustees a set of corporate governance principles and oversees the evaluation of our board of trustees. The nominating and corporate governance committee considers candidates suggested by its members and other trustees, as well as our management and shareholders. A shareholder who wishes to recommend a prospective nominee for our board of trustees must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See "Description of Our Securities—Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals" for a description of our shareholder nomination procedure. The members of the nominating and corporate governance committee are Messrs. Gravina, Pizzi and Williams. Mr. Gravina serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee held five meetings during the fiscal year ended December 31, 2013.

Compensation of Trustees

        The table below sets forth the compensation received by each of our trustees from the Company for the fiscal year ended December 31, 2013:

Name of Trustee	Fees Earned or Paid in Cash by the Company	Total Compensation from the Company
David J. Adelman	—	—
Sidney R. Brown	$86,500	$86,500
Gregory P. Chandler	$128,250	$128,250
Michael C. Forman	—	—
Richard Goldstein	$119,250	$119,250
Thomas J. Gravina	$104,250	$104,250
Michael J. Heller	$119,500	$119,500
Charles P. Pizzi	$95,500	$95,500
Richard W. Vague	$98,000	$98,000
R. Richard Williams	$99,000	$99,000

        Our trustees who do not also serve in an executive officer capacity for us or FS Advisor are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These trustees are Messrs. Brown, Chandler, Goldstein, Gravina, Heller, Pizzi, Vague and Williams. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

Net Assets	Annual Cash Retainer	Board/Committee Meeting Fee	Annual Chairperson Fee
$0 to $100 million	$0	$0	$0
$100 million to $300 million	$25,000	$1,000	$5,000
$300 million to $500 million	$40,000	$1,000	$5,000
$500 million to $1 billion	$60,000	$1,500	$20,000
> $1 billion	$80,000	$2,500	$25,000

        We also reimburse each of the above trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

        We do not pay compensation to our trustees who also serve in an executive officer capacity for us or FS Advisor.

Compensation of Executive Officers

        Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of FS Advisor or by individuals who are contracted by us or by FS Advisor to work on behalf of us pursuant to the terms of the investment advisory and administrative services agreement. Each of our executive officers is an employee of FS Advisor or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by FS Advisor. In addition, we reimburse FS Advisor for our allocable portion of expenses incurred by FS Advisor in performing its obligations under the investment advisory and administrative services agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the investment advisory and administrative services agreement.

        Under the terms of the investment advisory and administrative services agreement, there was no liability on our part for the offering or organization costs funded by FS Advisor until the investment advisory and administrative services agreement became effective on July 18, 2011 upon satisfying the minimum offering requirement. FS Advisor is entitled to receive 1.5% of the gross proceeds raised in our continuous public offering of common shares until all offering costs and organization costs funded by FS Advisor or its affiliates (including Franklin Square Holdings) have been recovered. The minimum reimbursement to FS Advisor for such fees is $37,500 and was paid to FS Advisor in connection with satisfying the minimum offering requirement. During the years ended December 31, 2013, 2012 and 2011, we paid total reimbursements of $0, $2.05 million and $1.09 million, respectively, to FS Advisor and its affiliates. As of December 31, 2013, no amounts remain reimbursable to FS Advisor and its affiliates under this arrangement.

        The investment advisory and administrative services agreement provides that FS Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it are not entitled to indemnification (including reasonable attorneys' fees and amounts reasonably paid in settlement) for any liability or loss suffered by FS Advisor or such other person, nor will FS Advisor or such other person be held harmless for any loss or liability suffered by us, unless (i) FS Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) FS Advisor or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by FS Advisor or such other person and (iv) the indemnification or agreement to hold FS Advisor or such other person harmless is only recoverable out of our net assets and not from our shareholders.

PORTFOLIO MANAGEMENT

        The management of our investment portfolio is the responsibility of FS Advisor and its investment committee, which is currently led by Michael C. Forman, chief executive officer of FS Advisor and chairman of its investment committee. The other members of FS Advisor's investment committee are Gerald F. Stahlecker, Zachary Klehr and Sean Coleman. For more information regarding the business experience of Messrs. Forman, Stahlecker and Klehr, see "Management—Board of Trustees and Executive Officers." For more information regarding the business experience of Mr. Coleman, see "Investment Personnel" below. FS Advisor's investment committee must unanimously approve each new investment that we make. The members of FS Advisor's investment committee are not employed by us and receive no compensation from us in connection with their portfolio management activities. Consistent with Franklin Square Holdings' integrated culture, Franklin Square Holdings has one firm-wide compensation and incentive structure, which covers investment personnel who render services to us on behalf of FS Advisor. Franklin Square Holdings' compensation structure is designed to align the interests of the investment personnel serving us with those of our shareholders and to provide a direct financial incentive to ensure that all of Franklin Square Holdings' resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

        Each of Franklin Square Holdings' senior executives, including each of the investment personnel who render services to us on behalf of FS Advisor, receives a base salary and is eligible for a discretionary bonus.

        All final compensation decisions are made by members of the management committee of Franklin Square Holdings based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of factors, including overall firm performance and individual contribution and performance.

        The managers, officers and other personnel of FS Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. Therefore, FS Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

        Pursuant to an investment sub-advisory agreement between FS Advisor and GSO, GSO assists FS Advisor in identifying investment opportunities and makes investment recommendations for approval by FS Advisor. In addition, to the extent requested by FS Advisor, GSO may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies.

Investment Personnel

        Our senior staff of investment personnel currently consists of the members of FS Advisor's investment committee, Messrs. Forman, Stahlecker, Klehr and Coleman. Below is biographical information for Mr. Coleman:

        Sean Coleman serves as a managing director of FS Investment Corporation and as a managing director of investment management of Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Advisor, FSIC II Advisor, LLC, FS Global Advisor, LLC and FSIC III Advisor, LLC. Mr. Coleman also serves on the investment committee of FB Income Advisor, LLC, FS Advisor, FSIC II Advisor, LLC and FSIC III Advisor, LLC. Before joining Franklin Square Holdings and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

        In addition to managing our investments, the managers, officers and other personnel of FS Advisor also currently manage the following entities:

Name	Entity	Investment Focus	Gross Assets(1)(2)
FS Investment Corporation	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,572,364,000
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,205,141,000
FS Investment Corporation III	BDC	Primarily invests in senior secured loans and second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$251,912,000
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$224,870,000

(1)
As of June 30, 2014, except as otherwise noted.

(2)
The advisory fees earned by each of FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund, respectively, are based in part on the performance of each respective entity.

(3)
The FSGCOF Offered Funds, which are affiliated funds that have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities.

        The table below shows the dollar range of our common shares beneficially owned as of July 29, 2014 by each member of the investment committee of FS Advisor, based on the offering price of $11.00 per share.

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Energy and Power Fund(1)
Michael C. Forman	Over $1,000,000
Gerald F. Stahlecker	$10,001 - $50,000
Zachary Klehr	$100,001 - $500,000
Sean Coleman	None

(1)
Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Key Personnel of the Investment Sub-Adviser

        GSO's team of dedicated investment professionals provide assistance to FS Advisor pursuant to the investment sub-advisory agreement. Below is biographical information relating to certain key personnel involved in rendering such services:

        Dwight Scott is a senior managing director of Blackstone and heads GSO's energy investment activities. Prior to joining GSO in 2005, Mr. Scott was an executive vice president and chief financial officer of El Paso Corporation, or El Paso. In this role, Mr. Scott oversaw all financial, treasury and accounting functions for El Paso. His responsibilities included managing the capital structure of El Paso, corporate planning, management of the Tax Department, the leadership and coordination of the organization's financial and operational accounting functions, transaction support, investor and public relations and internal and external financial reporting. Mr. Scott joined El Paso in 2000, where he held several positions prior to becoming chief financial officer, including head of El Paso's Global Power business. Prior to joining El Paso, Mr. Scott served as a managing director in the energy investment banking practice of Donaldson, Lufkin & Jenrette. Mr. Scott earned a B.A. in Journalism from the University of North Carolina at Chapel Hill and an M.B.A. from The University of Texas at Austin. He is currently a director of Bear Tracker Energy, LLC, Crosstex Energy GP, LLC, Compass Well Services, LLC, Energy Alloys LLC and United Holdings, LLC. Mr. Scott is a member of the board of trustees of KIPP, Inc.

        Daniel H. Smith is a senior managing director of Blackstone and is head of GDFM. Mr. Smith joined GSO from the Royal Bank of Canada, or RBC, in 2005. At RBC, Mr. Smith was a managing partner and head of RBC Capital Partners Debt Investments business, RBC's alternative investments unit responsible for the management of $2.5 billion in capital and a portfolio of merchant banking investments. Prior to joining RBC, Mr. Smith worked at Indosuez Capital, a division of Credit Agricole Indosuez, where he was the co-head and managing director responsible for management of the firm's $4.0 billion in CLOs and a member of the investment committee responsible for a portfolio of private equity co-investments and mezzanine debt investments. Previously, Mr. Smith worked at Van Kampen and Frye Louis Capital Management. Mr. Smith received a Masters degree in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

        Brad Marshall is a managing director and senior portfolio manager of Blackstone. Mr. Marshall also serves as a managing director and senior portfolio manager of GDFM. In his role as senior portfolio manager at GDFM, Mr. Marshall oversees the investment activities for FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III which are sub-advised by GDFM, and is a member of GDFM's investment committee. Mr. Marshall has also served as senior portfolio manager of FS Investment Corporation since April 2014. Since joining GSO in 2005, he has been involved with portfolio management and the ongoing analysis and evaluation of fixed income investment opportunities in the energy and power sectors. Before joining GSO, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC's private equity funds effort. Prior to his time with RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of Canadian Imperial Bank of Commerce, and, prior to that, he co-founded a microchip verification software company where he served as chief finance officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen's University in Kingston, Canada.

        Valerie Kritsberg is a principal and portfolio manager at GSO. In her role as portfolio manager at GSO, Mrs. Kritsberg oversees the investment activities for the Company, which is sub-advised by GSO, and is a member of GSO's Investment Committee. Since joining GSO in 2005, Mrs. Kritsberg has been involved with portfolio management and the ongoing analysis and evaluation of both public and private fixed income investment opportunities, including distressed and special situation investments across multiple funds and sectors including chemicals, energy and power, homebuilding, industrials and retail/consumer. Prior to joining GSO, Mrs. Kritsberg worked in Credit Suisse First Boston's Global Energy Investment Banking Group where she focused on the chemicals and energy and power industries. At Credit Suisse, she worked on various equity, leveraged finance and merger and acquisition transactions. Ms. Kritsberg received a BS from New York University, Leonard N. Stern School of Business where she was on the Dean's Honor List.

GSO Potential Conflicts of Interest

        GSO will be subject to certain conflicts of interest as our investment sub-adviser. These conflicts will arise primarily from the involvement of GSO, Blackstone and their respective affiliates, or collectively, the "Firm," in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

Broad and Wide-Ranging Activities

        The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with our or your interests. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, GSO will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm's Policies and Procedures

        Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the advantages across the Firm's various businesses that we and FS Advisor expect to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that may reduce the benefits that we expect to utilize for purposes of finding and managing its investments. For example, the Firm may come into possession of material non-public information with respect to companies in which we may be considering making an investment or companies that are the Firm's advisory clients. As a consequence, that information, which could be of benefit to us, might become restricted to those other businesses and otherwise be unavailable to us, and could also restrict our activities. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund or account of the Firm has or has considered making an investment or which is otherwise an advisory client of the Firm may restrict or otherwise limit our and/or our portfolio companies' and their affiliates' ability to engage in businesses or activities competitive with such companies.

Investment Banking, Advisory and Other Relationships

        As part of its regular business, the Firm provides a broad range of investment banking, advisory and other services. In the regular course of its investment banking and advisory businesses, the Firm represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for us. In such a case, a Firm client would typically require the Firm to act exclusively on its behalf, thereby precluding us from participating in such transactions. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to us. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. Our activities may be constrained as a result of the inability of GSO to use such information. For example, employees of the Firm may be prohibited by law or contract from sharing information with FS Advisor or our portfolio managers at FS Advisor or GSO. Additionally, there may be circumstances in which one or more of certain individuals associated with the Firm will be precluded from providing services related to our activities because of certain confidential information available to those individuals or to other parts of the Firm. In certain sell-side and fundraising assignments, the seller may permit us to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also would be subject to the limitations of the 1940 Act.

        The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of us, GSO will, as permitted by applicable law, consider those relationships, which may result in GSO not considering certain transactions on our behalf in view of such relationships, as may be permitted by law. We may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by GSO with respect to such investments, as may be permitted by law and in accordance with GSO's applicable procedures. GSO may also have additional conflicts of interest, including where GSO may be incentivized to recommend investments for us that may favor the interests of Other Accounts (as defined below). In each such case, such transactions will be governed by, and GSO will allocate or make allocation recommendations in accordance with, procedures designed and adopted by GSO to manage such conflicts of interest.

        The Firm may represent creditors or debtors in proceedings under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. This involvement may limit or preclude the flexibility that we may otherwise have to participate in restructurings or we may be required to liquidate any existing positions of the applicable issuer to avoid a subsequent conflict of interest. If that recommendation were followed, we may be forgoing returns we would have realized had the investment not been sold. The inability to transact in any security, derivative or loan held by us could result in significant losses to us. The Firm may be compensated for these representations; however, such compensation will not be passed through to us.

Allocation of Opportunities

        Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to FS Advisor, on our behalf, and other clients, including other investment funds, and any other investment vehicles that GSO or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts (or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which we will not have an interest (such other clients, funds and accounts, collectively the "Other GSO Accounts"). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which we will not have an interest (such other clients, funds and accounts, collectively, the "Other Blackstone Accounts" and, together with the Other GSO Accounts, the "Other Accounts"). The respective investment programs of us and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, us although it is GSO's policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to us on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with ours. GSO or its affiliates may enter into transactions for Other Accounts where they have investment discretion that we do not determine to invest in for regulatory, investment or other reasons. Affiliates of GSO engage in an investment advisory business separate from GSO, including with respect to accounts that compete with us, and have no obligation to make investment opportunities available to us.

        While GSO will seek to manage potential conflicts of interest in good faith, the transactions effected by GSO and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies recommended by GSO in providing sub-advisory services to us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and Other Accounts.

        GSO may have a conflict of interest in allocating investment opportunities between us and Other Accounts, including where GSO may be incentivized to recommend investments for us that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where GSO has more attractive incentive fees for such Other Accounts, or where individuals of GSO who are responsible for selecting investments for us have large personal stakes in Other Accounts, or where personnel of GSO benefit directly or indirectly from compensation generated by Other Blackstone Accounts. In each such case, such transactions will be governed by, and GSO will allocate or make allocation recommendations in accordance with, procedures designed and adopted by GSO to manage such conflicts of interest.

        Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of GSO, be suitable for us. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as us and may not be allocated to us. Such investments, while high risk, can at times offer exceptional returns, and we may not be able to participate in these returns.

        It is the general policy of GSO to share appropriate investment opportunities (and sale opportunities) with the Other Accounts as permitted by the 1940 Act and interpretive guidance from the staff of the SEC. In general and except as provided below, this means that such opportunities will be allocated pro rata among us and the Other Accounts based on available capacity for such investment in each account (including with respect to guidelines as to concentration of holdings), based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions), taking into account available cash and the relative capital of the respective entities. Nevertheless, investment opportunities may be allocated other than on a pro rata basis, if GSO deems in good faith that a different allocation among us and the Other Accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment relative to our or the Other Accounts' current risk profile; (b) our or the Other Accounts' investment guidelines, restrictions and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio's overall holdings; (c) the need to re-size risk in our or the Other Accounts' portfolios, including the potential for the proposed investment to create an industry, sector or issuer imbalance in our and the Other Accounts' portfolios; (d) our and the Other Accounts' liquidity requirements, including during a ramp-up or wind-down of us or the Other Accounts, proximity to the end of our or the Other Accounts' specified term, any redemption/withdrawal requests, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory restrictions or consequences; (g) when a pro rata allocation could result in a small or odd lot allocations; (h) degree of leverage availability and any requirements or other terms of any existing leverage facilities; (i) our or the Other Accounts' investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to us or an Other Account; and (k) any other considerations deemed relevant by GSO or the applicable investment adviser to an Other Account. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over us, notwithstanding GSO's general policy of pro rata allocation.

        Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which GSO or its affiliates consider equitable.

        From time to time, we and Other Accounts may make investments at different levels of a borrower's or an issuer's capital structure or otherwise in different classes of a borrower's or an issuer's securities, as may be permitted by law and subject to compliance with appropriate procedures. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

        In addition, when we and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), we may be prohibited by applicable law from participating in restructuring, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, we may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if GSO believes it would be in our best economic interests to do so. Also, we may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if GSO believes it would be in the best economic interests of us to do so.

Service Providers

        Our service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in us and/or sources of investment opportunities and counterparties therein. This may influence GSO in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for us that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider's provision of certain investment-related services that GSO believes to be of benefit to us or Other Accounts).

Allocation of Personnel

        GSO and its members, partners, officers and employees will devote as much of their time to our activities as they deem necessary or appropriate. The Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GSO. These activities could be viewed as creating a conflict of interest in that the time and effort of GSO and its officers and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the assets of other clients of GSO.

Material Non-Public Information

        GSO or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, GSO would be restricted from recommending to FS Advisor or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of us until such time as the information became public or was no longer deemed material. Disclosure of such information to GSO's personnel responsible for our affairs will be limited, and FS Advisor on our behalf may not be free to act upon any such information. Therefore, we and FS Advisor may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made on our behalf, and FS Advisor may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, FS Advisor may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

        The officers, directors, members, managers and employees of GSO or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by GSO or the Firm, as applicable.

Possible Future Activities

        The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by us. These clients may themselves represent appropriate investment opportunities for us or may compete with us for investment opportunities.

Portfolio Company Relationships

        The entities in which we invest may be counterparties or participants in agreements, transactions or other arrangements with portfolio companies of other investment funds managed by the Firm that, although the Firm determines to be consistent with the requirements of such investment funds' governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and which may involve fees and/or servicing payments to Firm-affiliated entities, subject to applicable law. For example, the Firm may offer portfolio companies of its investment funds the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

        With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or us on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm's length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

        From time to time employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm may receive directors' fees or other similar compensation. Such amounts, which have not been, and are not expected to be, material, will not be passed through to us.

Transactions with Other Accounts

        From time to time, we may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, GSO's fiduciary obligations to us and the 1940 Act.

Other Affiliate Transactions

        We may acquire a security from an issuer in which a separate security has been acquired by other GSO or Blackstone affiliates. When making such investments, we and other GSO or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where we become a lender to a company when an affiliate of GSO owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on our investment will be equivalent to or better than the returns obtained by the other affiliates.

        In addition, the 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, we may under certain circumstances purchase any such portfolio company's securities in the secondary market, which could create a conflict for GSO between its interests in us and the portfolio company, in that the ability of GSO to recommend actions in our best interest might be restricted by applicable law. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Restrictions Arising under the Securities Laws

        The Firm's activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by us, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments or otherwise create conflicts of interest, any of which could have an adverse impact on our performance.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of June 30, 2014 with respect to each company in which we had a debt or equity/other investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive. As of June 30, 2014, we did not "control" and were not an "affiliated person" of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned 25% or more of its voting securities or we had the power to exercise control over the management or policies of such portfolio company, and would be an "affiliated person" of a portfolio company if we owned 5% or more of its voting securities.

        For information relating to the value of our investments in our portfolio companies, see our unaudited consolidated schedule of investments as of June 30, 2014, at page F-6.

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Senior Secured Loans—1st Lien
Allied Wireline Services, LLC 15995 North Barker's Landing Suite 140 Houston, TX 77079	Allied Wireline Services is an energy services company providing wireline logging and other downhole information, completion, and intervention services for oil and natural gas industries in Mid-Continent, Permian Basin, and South Texas.	$106,930
Alon USA Partners, L.P. 12700 Park Central Dr. Suite 1600 Dallas, TX 75251	Alon USA is an independent refiner and marketer of petroleum products operating primarily in the South Central, Southwestern and Western regions of the U.S.	$4,251
AP Exhaust Acquisition, LLC 300 Dixie Trail Goldsboro, NC 27530	AP Exhaust is a manufacturer and distributor of aftermarket/replacement emission and exhaust products for a broad array of vehicular and industrial applications.	$15,000
Astoria Generating Co. 300 Atlantic Street Stamford, CT 06901	Astoria Generating is an owner and operator of a portfolio of 3 generating assets totaling 51 active units located in NY Zone J.	$27,401
Atlas Energy, L.P. Park Place Corporate Center One 1000 Commerce Drive, 4th Floor Pittsburgh, PA 15275	Atlas is a publicly-traded MLP focused on the production, transportation and processing of natural gas and oil in the U.S.	$5,466
Azure Midstream Energy LLC 1250 Wood Branch Park Drive Houston, TX 77079	Azure Midstream specializes in the gathering and processing, contract compression, contract treating, and natural gas and liquid gathering services.	$12,985
BBH Operating LLC 2064 S. Robb Way Lakewood, CO 80227	BBH is a joint venture exploration and production company with oil assets in the Bright, Beaver Hole, and North Ant Hill Fields in the Powder River Basin in Montana and Northeast Wyoming.	$30,000	(1)
BL Sand Hills Unit, L.P. 801 Cherry Street Suite 1500, Unit 9 Fort Worth, TX 76102	BL Sand Hills is an exploration and production partnership focused on the implementation of an infill drilling and waterflood project in Crane County, TX in the Permian Basin.	$51,620	(2)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
BlackBrush TexStar L.P. 18615 Tuscany Stone Suite 300 San Antonio, TX 78258	BlackBrush is an oil and gas company operating over 550 miles of gas gathering pipelines in key emerging South Texas oil and liquids-rich plays.	$69,679
Boomerang Tube, LLC 14567 North Outer Forty Suite 500 Chesterfield, MO 63017	Boomerang operates a greenfield manufacturing facility that produces highly engineered oil country tubular goods for consumption in the U.S. and Canadian natural gas and crude oil drilling markets.	$18,941
Buffalo Gulf Coast Terminals LLC 1201 South Sheldon Road Houston, TX 77015	Buffalo Gulf Coast is a full-service, marine storage facility and is the largest provider of residual fuel oil storage in the U.S. Gulf Coast region.	$6,624
Crestwood Holdings LLC 700 Louisiana Street Suite 2060 Houston, TX 77002	Crestwood owns and operates an MLP focused on gathering and processing natural gas produced from the Barnett Shale region in North Texas.	$33,258
EnergySolutions, LLC 423 West 300 South Suite 200 Salt Lake City, UT 84101	EnergySolutions is a provider of nuclear services and the owner of environmental assets focused on meeting commercial and government customers' required, recurring service needs to safely manage waste streams generated in the nuclear fuel cycle.	$21,385
EP Acquisition LLC 1001 Louisiana Street Houston, TX 77002	EP Acquisition owns an interest in an exploration and production company with oil assets in the Bright, Beaver Hole, and North Ant Hill Fields in the Powder River Basin in Montana and Northeast Wyoming.	$750
FR Dixie Acquisition Corp. 218 Williams Avenue Odessa, TX 79763	FR Dixie is a provider of electrical infrastructure and automation services from initial development through the life of an oilfield, including ongoing infrastructure upgrades and periodic maintenance.	$10,237
FR Utility Services LLC 11500 Iron Bridge Road Chester, VA 23831	FR Utility provides critical outsourced services for the maintenance of transmission, distribution, and substation infrastructure to electrical utilities.	$14,977
Harvey Gulf International Marine, LLC 701 Poydras Street Suite 3700 New Orleans, LA 70139	Harvey Gulf is a marine transportation company that specializes in towing drilling rigs and providing Offshore Supply and Multi-Purpose Support Vessels for deepwater water operations in the U.S. Gulf of Mexico.	$7,844
Hudson Products Holdings Inc. 1307 Soldiers Field Dr. Sugar Land, TX 77479	Hudson Products designs and manufactures air-cooled heat exchanger equipment to serve the oil, gas and petrochemical processing industries.	$5,778

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Industrial Group Intermediate Holdings, LLC 820 Adams Avenue Suite 130 Norristown, PA 19403	Industrial Group Intermediate Holdings (Alco Industries) is an employee-owned holding company with seven diversified manufacturing subsidiaries engaged in agricultural chemicals, electrical insulation materials and foundry equipment.	$14,962
Larchmont Resources, LLC P.O. Box 18756 Oklahoma City, OK 73154	Larchmont owns oil and gas leases through participation in the Chesapeake Energy Corporation Founders Well Participation Program.	$21,491
MB Precision Holdings LLC 109 Apremont Way Westfield, MA 01086	MB Precision provides precision machining, fabrication, assembly and test services for the aerospace & defense, energy, oil & gas and power generation markets.	$13,433
McJunkin Red Man Corp. 2 Houston Center Houston, TX 777010	McJunkin Red Man Corporation distributes pipes, valves, and fittings, as well as related products.	$1,777
Moxie Liberty LLC 4100 Spring Valley Road Dallas, TX 75244	Panda Power Funds is developing the Moxie Liberty Project, a natural gas-fired combined cycle power plant in Bradford County, PA.	$32,571
Moxie Patriot LLC 4100 Spring Valley Road Dallas, TX 75244	Panda Power Funds is developing the Moxie Patriot Project, a natural gas-fired combined cycle power plant in Lycoming County, PA.	$2,044
NES Global Talent Finance US LLC Station House, Stamford New Road Altrincham, Cheshire Manchester United Kingdom	NES provides technical and engineering staffing to the oil and gas, power and infrastructure sectors worldwide.	$17,550
Panda Sherman Power, LLC 4100 Spring Valley Road Suite 1001 Dallas, TX 75244	Panda Sherman Power is constructing a natural gas-fired combined cycle power plant in Sherman, TX.	$17,242
Panda Temple Power, LLC (TLA) 4100 Spring Valley Road Suite 1001 Dallas, TX 75244	Panda Temple Power is constructing a natural gas-fired combined cycle power plant in Temple, TX.	$15,999
Panda Temple Power, LLC (TLB) 4100 Spring Valley Road Suite 1001 Dallas, TX 75244	Panda Temple Power is constructing a natural gas-fired combined cycle power plant in Temple, TX.	$39,390
Panda Temple Power II, LLC 4100 Spring Valley Road Suite 1001 Dallas, TX 75244	Panda Temple Power II is constructing a natural gas-fired combined cycle power plant in Temple, TX.	$24,324
PeroxyChem LLC 1735 Market Street 16th Floor Philadelphia, PA 19103	PeroxyChem produces oxidation chemicals used for cleaning, whitening and disinfection applications in various end markets	$13,809

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
ProPetro Services, Inc. 1706 S. Midkiff, Bldg. B Midland, TX 79701	ProPetro is an independent provider of oil and gas well drilling, stimulation, workover, and repair services throughout the Permian Basin, the Mid-Continent, and the Uinta-Piceance region of the Rocky Mountains.	$8,617
San Pedro Development, LLC 1221 Lamar Suite 1230 Houston, TX 77010	San Pedro is a privately owned exploration and production company focused on horizontal infill drilling in the San Miguel formation in the Dimmit and Maverick Counties in Texas.	$17,685
Sprint Industrial Holdings LLC 5300 Memorial Drive Houston, TX 77007	Sprint is a rental provider of liquid and storage solutions, safety equipment, and transport services in the U.S. Gulf Coast region.	$14,833
Stallion Oilfield Holdings, Inc. 950 Corbindale Road Suite 300 Houston, TX 77024	Stallion Oilfield provides total wellsite support, production and logistical services to exploration and production companies and drilling contractors nationwide.	$63,744
Swift Worldwide Resources US Holdings Corp. 3050 Post Oak Boulevard Suite 1450 Houston, TX 77056	Swift is a provider of contract personnel resources to the oil and gas industry.	$59,961
Tervita Corp. 500, 140 10th Avenue SE Calgary, AB Canada	Tervita is an independent, vertically integrated environmental management company serving the oil and gas industry.	$18,819
Total Safety U.S., Inc. 11111 Wilcrest Green Dr. Houston, TX 77042	Total Safety is a provider of integrated safety and compliance solutions to clients operating in hazardous environments.	$4,479
TPF II LC, LLC 1044 N. 115th Street Suite 400 Omaha, NE 68154	TPF II consists of two natural-gas-fired peaking-power-generation projects, the Crete Energy Venture and the Lincoln Generating Facility located outside of Chicago, IL.	$17,616
Wastequip, LLC 1901 Roxborough Road Suite 300 Charlotte, NC 28211	Wastequip is a designer, manufacturer, and marketer of waste handling, recycling and material handling equipment used to collect, process, and transport solid and liquid waste materials in North America.	$8,755
Willbros Group, Inc. 4400 Post Oak Parkway Houston, TX 77027	Willbros provides project management, engineering, material procurement, maintenance and life-cycle extension services to the global oil and gas industries and to the utility transmission and distribution industry.	$21,440
Senior Secured Loans—2nd Lien
Alison US LLC Boveristrasse 22 68309 Mannheim Germany	Alison US (Alstom Auxiliary Components) designs and manufactures new equipment and provides aftermarket parts and services across three product lines: air preheaters & gas heaters for thermal power plants, heat transfer solutions for petrochemical and industrial processes, and grinding mills for minerals used in industrial applications.	$21,333

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
American Energy—Utica, LLC 301 NW 63rd Street Suite 600 Oklahoma City, OK 73116	American Energy is a privately owned exploration and production company founded by Aubrey McClendon to acquire and develop unconventional resources in the Utica Shale.	$200,316
Ameriforge Group Inc. 13770 Industrial Road Houston, TX 77015	Ameriforge is a manufacturer of highly engineered products, subassemblies, and integrated systems serving the oil and gas, power generation, and industrial end markets.	$34,499
Brock Holdings III, Inc. 10343 Sam Houston Park Drive Suite 200 Houston, TX 77064	Brock is a provider of industrial maintenance solutions in the refining, chemical, power and other industries.	$33,848
Chief Exploration & Development LLC 5956 Sherry Lane Suite 1500 Dallas, TX 75225	Chief Exploration & Development is a privately held independent upstream oil and gas company focused on natural gas reserves in the Marcellus shale region of northeastern Pennsylvania.	$19,489
Citrus Energy Appalachia, LLC 333 Perry Street Suite 250 Castle Rock, CO 80104	Citrus Energy is a private exploration and production company with operations in the northeast core of the Marcellus Shale in Wyoming County, PA.	$55,131
Consolidated Precision Products Corp. 4200 West Valley Blvd. Pomona, CA 91769	Consolidated Precision focuses on superalloy precision investment casting of components used in the aerospace, power generation, and other industrial markets.	$33,345
Drew Marine Group Inc. Pesetastraat 5 2991 XT Barendrecht The Netherlands	Drew Marine provides water treatment, fuel management, safety, cleaning and maintenance services.	$9,977
Extraction Oil & Gas Holdings, LLC 1888 Sherman Street Suite 200 Denver, CO 80203	Extraction Oil & Gas is a private E&P company focused on the DJ Basin of Colorado	$55,000
Fieldwood Energy LLC 2000 W. Sam Houston Parkway S Suite 1200 Houston, TX 77042	Fieldwood Energy LLC engages in the acquisition and development of conventional oil and gas assets in North America, including the Gulf of Mexico.	$8,846
Filtration Group Corp. 912 East Washington Street Joliet, IL 60433	Filtration Group is a manufacturer and supplier of filtration products for the HVAC, industrial and process, liquid and safety markets.	$2,607
Horn Intermediate Holdings, Inc. 2205 Ragu Drive Owensboro, KY 42303	Horn is a provider of specialized mechanical services primarily to the power generation, pulp and paper, and refinery industries.	$67,500
Husky Injection Molding Systems Ltd. 500 Queen Street South Bolton, ON L7E 5S5 Canada	Husky Injection Molding Systems is a global manufacturer of injection molding equipment and tooling components to the plastics industry.	$2,985

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Jonah Energy LLC 755 Mulberry Avenue Suite 450 San Antonio, TX 78212	Jonah Energy LLC acquires and operates onshore oil and gas producing properties in North America.	$25,305
Neff Rental LLC 3750 NW 87th Avenue Miami, FL 33178	Neff Rental provides equipment rental services for construction companies, golf course developers, industrial plants, the oil industry, and governments.	$5,408
Oxbow Carbon LLC 1601 Forum Place Suite 1400 West Palm Beach, FL 33401	Oxbow is a recycler of refinery and natural gas byproducts.	$14,866
P2 Upstream Acquisition Co. 1670 Broadway Suite 28000 Denver, CO 80202	P2 Upstream is an independent technology provider of mission-critical software, data and analytics solutions to the upstream oil and gas industry.	$32,920
Power Buyer, LLC 477 S. Main Street Plymouth, MI 48170	Power Buyer is a utility transmission and distribution infrastructure services company, offering natural gas and electric utilities services.	$3,530
Sabine Oil & Gas LLC 1415 Louisiana Street Suite 1600 Houston, TX 77002	Sabine engages in the acquisition, development, exploitation and exploration of oil and natural gas properties, focusing primarily in East and South Texas.	$12,883
Teine Energy Ltd. 2300, 520 - 3rd Avenue SW Calgary, AB T2P 0R3 Canada	Teine is a private Canadian oil and gas exploration and development company focused on finding and developing hydrocarbon resources in properties within the Western Canadian Sedimentary Basin.	$25,041
Templar Energy LLC 4727 Gaillardia Parkway Oklahoma City, OK 73142	Templar is an exploration and production company focused on investing primarily in the mature, liquids-rich producing basins in the Mid-Continent Region.	$75,479
Total Safety U.S., Inc. 11111 Wilcrest Green Drive Houston, TX 77042	Total Safety is a provider of integrated safety and compliance solutions to clients operating in hazardous environments.	$13,079
UTEX Industries, Inc. 10810 Katy Freeway Houston, TX 77043	UTEX is a provider of sealing products and services, primarily serving the oil extraction, natural gas, and water distribution markets.	$30,520
Vantage Energy II, LLC 116 Inverness Drive East Suite 107 Englewood, CO 80112	Vantage Energy II is a private, natural gas-oriented E&P company focused on the Southwest Core of the Marcellus Shale.	$85,000
Vantage Energy, LLC 116 Inverness Drive East Suite 107 Englewood, CO 80112	Vantage Energy is focused on the acquisition, development and exploration of unconventional natural gas projects, primarily tight gas sands, gas shales and coalbed methane, onshore in North America.	$30,329

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Senior Secured Bonds
Erickson Air-Crane Inc. 5550 S.W. Macadam Avenue Portland, OR 97239	Erickson provides aerial solutions, including heavy-lift, cargo transport, and passenger carrying.	$25,501
FourPoint Energy, LLC 8450 E. Crescent Parkway Suite 400 Greenwood Village, CO 80111	FourPoint Energy, LLC is a private E&P company focused on the acquisition and development of oil and natural gas assets in the Anadarko and Permian Basins.	$64,934
Gastar Exploration USA, Inc. 1331 Lamar Street Suite 650 Houston, TX 77010	Gastar is engaged in the exploration, development and production of natural gas, natural gas liquids, oil and condensate in the U.S.	$21,492
Globe Luxembourg SCA Minto Drive Altens Industrial Estate Aberdeen AB12 3LW United Kingdom	Globe Luxembourg owns and operates drilling rigs and provides third-party drilling services operating primarily in the eastern hemisphere.	$9,672
Mirant Mid-Atlantic Trust 211 Carnegie Center Princeton, NJ 08540	Mirant Mid-Atlantic operates as a wholesale power generation company in the United States. It owns, operates, and leases 4,683 megawatts of net electric generating capacity in Maryland, near Washington, D.C.	$13,011
Permian Tank & Manufacturing, Inc. 2701 West Interstate 20 Odessa, TX 79760	Permian manufactures steel and fiberglass oil storage tanks, gun barrels, heater treaters, separators, and free water knockouts for the oil and gas industry.	$4,082
Prince Mineral Holding Corp. 21 West 46th Street New York, NY 10036	Prince Mineral is a processor and distributor of specialty minerals, raw materials, and additives for industrial and agricultural applications.	$18,004
Ryerson Inc. 227 West Monroe Street Chicago, IL 60606	Ryerson processes and distributes carbon steel, stainless steel, and alloy steels in the U.S., Canada, Mexico, China, and India.	$2,373
Tervita Corp. 500, 140 10th Avenue SE Calgary, AB Canada	Tervita is an independent, vertically integrated environmental management company serving the oil and gas industry.	$8,620
Subordinated Debt
Alta Mesa Holdings, L.P. 15021 Katy Freeway Suite 400 Houston, TX 77094	Alta Mesa is an onshore oil and natural gas acquisition, exploitation, exploration and production company.	$36,540
Atlas Energy Holdings Operating Co., LLC (7.8%) 1845 Walnut Street 10th Floor Philadelphia, PA 19103	Atlas Energy Holdings is an oil and gas exploration and production company.	$20,586

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Atlas Energy Holdings Operating Co., LLC (9.3%) 1845 Walnut Street 10th Floor Philadelphia, PA 19103	Atlas Energy Holdings is an oil and gas exploration and production company.	$2,767
Brand Energy & Infrastructure Services, Inc. 1325 Cobb International Drive Kennesaw, GA 30152	Brand Energy is a provider of specialty multi-craft services to the North American energy infrastructure market.	$25,000
Chaparral Energy Inc. (8.3%) 701 Cedar Lake Blvd. Oklahoma City, OK 73114	Chaparral is a Mid-Continent and Permian Basin-focused private exploration and production company.	$2,056
Chaparral Energy Inc. (7.6%) 701 Cedar Lake Blvd. Oklahoma City, OK 73114	Chaparral is a Mid-Continent and Permian Basin-focused private exploration and production company.	$16,304
CHC Helicopter S.A. 4740 Agar Drive Richmond, BC V7B 1A3 Canada	CHC provides helicopter services to the global offshore oil and gas industry.	$12,716
Clayton Williams Energy, Inc. Claydesta Center Six Desta Drive Suite 6500 Midland, TX 79705	Clayton Williams is an oil and gas exploration and production company operating primarily in Texas, Louisiana, and New Mexico.	$9,287
Comstock Resources, Inc. 5300 Town & Country Blvd Frisco, TX 75034	Comstock engages in the acquisition, development, production and exploration of oil and natural gas properties in the U.S.	$4,809
Crestwood Midstream Partners L.P. 717 Texas Avenue Houston, TX 77002	Crestwood Midstream Partners engages in the acquisition and development of midstream oil and gas assets.	$5,500
Crew Energy Inc. 250 - 5th Street SW Suite 800 Calgary, AB T2P 0R4 Canada	Crew Energy engages in the acquisition, exploration, development, and production of crude oil and natural gas in western Canada.	$11,506
CrownRock, L.P. 303 Veterans Air Park Lane Midland, TX 79705	CrownRock is an independent oil and natural gas company engaged in the acquisition, development, exploration, production and sale of crude oil and natural gas in Texas, New Mexico, and Utah.	$37,500
Diamondback Energy, Inc. 500 West Texas Avenue Suite 1225 Midland, TX 79701	Diamondback focuses on the acquisition, development, and exploration of unconventional, long-life, onshore oil and natural gas reserves in the Permian Basin.	$5,500
Energy XXI Gulf Coast, Inc. 1021 Main Street Suite 2626 Houston, TX 77002	Energy XXI is an independent oil and natural gas company that acquires, explores, develops, and operates properties onshore in Louisiana and Texas, and offshore in the Gulf of Mexico.	$3,982

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
EP Energy LLC 1001 Louisiana Street Houston, TX 77002	EP Energy provides oil and gas exploration, and focuses on extraction, transmission, drilling, developing, and exploration of natural gas reserves in the United States, Brazil, and Egypt.	$6,621
Era Group Inc. 818 Town & Country Blvd—CityCentre Two Suite 200 Houston, TX 77024	Era Group offers international helicopter-transport services to the offshore-energy industry.	$7,633
Everest Acquisition LLC 1001 Louisiana Street Houston, TX 77002	Everest Acquisition provides oil and gas exploration, and focuses on extraction, transmission, drilling, developing, and exploration of natural gas reserves in the United States, Brazil, and Egypt.	$19,823
Gardner Denver, Inc. 222 East Erie Street Milwaukee, WI 53202	Gardner Denver designs, manufactures and markets engineered compressors, blowers, pumps, and other fluid transfer equipment.	$777
GenOn Energy, Inc. 1000 Main Street 21st Floor Houston, TX 77002	GenOn Energy is a non-recourse subsidiary of NRG Energy Inc. with a portfolio of nearly 20GW of coal, gas, and oil-fired capacity.	$24,311
Global Partners L.P. 800 South Street Suite 200 Waltham, MA 02454	Global Partners is a publicly-traded MLP that distributes gasoline, distillates, residual oil, and renewable fuels to wholesalers, retailers, and commercial customers in the New England states and New York.	$85,000
Hercules Offshore, Inc. (8.8%) 9 Greenway Plaza Houston, TX 77046	Hercules Offshore provides shallow-water drilling and marine services to the oil and natural gas exploration and production industry worldwide.	$3,900
Hercules Offshore, Inc. (7.5%) 9 Greenway Plaza Houston, TX 77046	Hercules Offshore provides shallow-water drilling and marine services to the oil and natural gas exploration and production industry worldwide.	$5,000
Hercules Offshore, Inc. (6.8%) 9 Greenway Plaza Houston, TX 77046	Hercules Offshore provides shallow-water drilling and marine services to the oil and natural gas exploration and production industry worldwide.	$5,000
The Hillman Group, Inc. 10590 Hamilton Avenue Cincinatti, OH 45231	The Hillman Group is a provider of hardware-related products and related merchandising services to retail markets in North America.	$5,025
Ithaca Energy Inc. 8 Rubislaw Terrace Aberdeen AB10 1XE United Kingdom	Ithaca Energy Inc. explores for, develops, and produces oil and gas in the North Sea	$2,000
Jones Energy, Inc. 807 Las Cimas Parkway Suite 350 Austin, TX 78746	Jones Energy is an independent oil and gas company engaged in the development, production, and acquisition of oil and natural gas properties in the Anadarko and Arkoma basins of Texas and Oklahoma.	$17,000

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
The Kenan Advantage Group, Inc. 4366 Mount Pleasant Street NW North Canton, OH 44720	The Kenan Advantage Group is a tank truck transporter and logistics provider, delivering fuel, chemicals, industrial gases, and food-grade products.	$18,496
Legacy Reserves L.P. (6.6%) 303 West Wall Street Midland, TX 79701	Legacy Reserves is an independent oil and gas limited partnership focused on the acquisition and development of oil and natural gas properties primarily located in the Permian Basin, Mid-Continent, and Rocky Mountain regions.	$13,818
Legacy Reserves L.P. (8.0%) 303 West Wall Street Midland, TX 79701	Legacy Reserves is an independent oil and gas limited partnership focused on the acquisition and development of oil and natural gas properties primarily located in the Permian Basin, Mid-Continent, and Rocky Mountain regions.	$16,441
Lightstream Resources Ltd. 525-8th Avenue S.W. Suite 2800 Calgary, AB T2P 1G1 Canada	Lightstream resources is an independent oil and gas exploration and development company focused on the exploration, exploitation, acquisition, and production of oil, natural gas and natural gas liquids in Canada.	$35,951
Lonestar Resources America Inc. 509 Pecan Street Suite 200 Fort Worth, TX 76102	Lonestar is an independent oil and natural gas production and development company operating in the Eagle Ford Shale in Texas.	$21,626
Martin Midstream Partners L.P. 4200 Stone Road Kilgore, TX 75662	Martin Midstream is a publicly-traded MLP that collects, transports, stores, and markets petroleum products and by-products in the United States Gulf Coast region.	$3,000
Memorial Production Partners L.P. 1301 McKinney Street Suite 2100 Houston, TX 77010	Memorial Production engages in the acquisition, development, exploitation, and production of oil and natural gas properties principally in Texas, Louisiana, and offshore southern California.	$6,804
Memorial Resource Development LLC 1301 McKinney Street Suite 2100 Houston, TX 77010	Memorial Resource owns, acquires, exploits, and develops oil and natural gas properties.	$13,055
The Pantry Inc. 305 Gregson Drive Cary, NC 27511	The Pantry, Inc. operates various convenience stores in the southeastern United States.	$271
Peabody Energy Corp. (7.9%) 701 Market Street St. Louis, MO 63101	Peabody Energy Corporation is engaged in the mining and sale of thermal coal to electric utilities and metallurgical coal to industrial customers.	$2,100
Peabody Energy Corp. (6.3%) 701 Market Street St. Louis, MO 63101	Peabody Energy Corporation is engaged in the mining and sale of thermal coal to electric utilities and metallurgical coal to industrial customers.	$1,992

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Pinnacle Operating Corp. 518 North Sharpe Avenue Cleveland, MS 38732	Pinnacle distributes crop inputs, including fertilizers, crop-protection chemicals, and seeds and also provides precision agriculture services in the U.S.	$2,500
QR Energy, L.P. 5 Houston Center Suite 2400 Houston, TX 77010	QR Energy owns and acquires producing oil and natural gas properties in North America and its properties consist of mature, legacy onshore oil and natural gas reservoirs with long-lived, predictable production profiles.	$25,568
Resolute Energy Corp. 1675 Broadway Suite 1950 Denver, CO 80202	Resolute Energy is an independent oil and gas company engaged in acquiring, exploring for, developing, and producing oil, gas, and hydrocarbon liquids.	$6,574
Rex Energy Corp. 476 Rolling Ridge Drive State College, PA 16801	Rex Energy is an independent oil and gas company operating in the Appalachian Basin and Illinois Basin.	$14,010
Rice Energy Inc. 171 Hillpointe Drive Suite 301 Canonsburg, PA 15317	Rice Energy is an independent natural gas and oil company engaged in the acquisition, exploration, and development of natural gas and oil properties in the Appalachian Basin.	$7,350
RKI Exploration & Production, LLC 3817 NW Expressway Suite 950 Oklahoma City, OK 73116	RKI is a privately held exploration and production company operating in the Permian and Wyoming Power River Basin.	$34,122
Samson Investment Co. Two West Second Street Tulsa, OK 74103	Samson Investment Company operates as an oil and gas exploration and production company in North America. The company focuses on onshore basins in the United States.	$25,751
Sanchez Energy Corp. 1111 Bagby Street Houston, TX 77002	Sanchez is an independent exploration and production company focused on the exploration, acquisition, and development of unconventional oil and natural gas resources.	$14,251
SemGroup Corp. 6120 South Yale Avenue Suite 700 Tulsa, OK 74136	SemGroup owns and operates midstream energy assets and provides terminal and storage services for crude oil and liquid-asphalt cement, as well as crude oil gathering and transport.	$9,400
Sidewinder Drilling Inc. 952 Echo Lane Houston, TX 77024	Sidewinder is a contract land drilling company that provides contract drilling services to exploration and production companies.	$21,589
Silver II US Holdings, LLC 1 Hamilton Road Windsor Locks, CT 06096	Silver II (Hamilton Sundstrand) is a manufacturer of highly engineered, mission-critical pumps and compressors for the global industrial, infrastructure, and energy markets.	$1,977
Summit Midstream Holdings, LLC 2100 McKinney Avenue Suite 1250 Dallas, TX 75201	Summit Midstream is a publicly-traded MLP focused on owning and operating midstream energy infrastructure assets that are strategically located in the core producing areas of unconventional resource basins, primarily shale formations, in North America.	$1,000

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)
Swift Energy Co. 16825 Northchase Drive Suite 400 Houston, TX 77060	Swift Energy Co. is engaged in developing, exploring, acquiring, and operating oil and natural gas properties, with a focus on oil and natural gas reserves in Texas as well as onshore and in the inland waters of Louisiana.	$20,048
Talos Production LLC 1600 Smith Street Houston, TX 77002	Talos purchases assets in the Gulf Coast and Gulf of Mexico regions with emphasis on asset optimization, exploitation, and exploration in and around their assets.	$43,273
Tenrgys, LLC 602 Crescent Place Suite 100 Ridgeland, MS 39157	Tenrgys is an owner and operator of both conventional and CO2 enhanced oil recovery and pressure maintenance fields with mineral ownership in over 500 producing oil and gas wells.	$75,000
Zachry Holdings, Inc. 527 Logwood Avenue San Antonio, TX 78221	Zachry plans, builds, and maintains major facilities in the power, cement, and nuclear sectors.	$12,040

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(3)	Amortized Cost of Investment (in thousands)
Equity/Other
Allied Downhole Technologies, LLC 15995 North Barker's Landing Suite 140 Houston, TX 77079	Allied Wireline Services is an energy services company providing wireline logging and other downhole information, completion, and intervention services for oil and natural gas industries in Mid-Continent, Permian Basin, and South Texas.	Common Equity	7.1%	$6,600
Allied Downhole Technologies, LLC 15995 North Barker's Landing Suite 140 Houston, TX 77079	Allied Wireline Services is an energy services company providing wireline logging and other downhole information, completion, and intervention services for oil and natural gas industries in Mid-Continent, Permian Basin, and South Texas.	Warrants	88.0%	$1,865
American Energy Ohio Holdings, LLC 301 NW 63rd Street Suite 600 Oklahoma City, OK 73116	American Energy is a privately owned exploration and production company founded by Aubrey McClendon to acquire and develop unconventional resources in the Utica Shale.	Common Equity	1.2%	$14,900

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(3)	Amortized Cost of Investment (in thousands)
AP Exhaust Holdings, LLC 300 Dixie Trail Goldsboro, NC 27530	AP Exhaust is a manufacturer and distributor of aftermarket/replacement emission and exhaust products for a broad array of vehicular and industrial applications.	Common Equity	0.8%	$811
BBH Operating LLC 2064 S. Robb Way Lakewood, CO 80227	BBH is a joint venture exploration and production company with oil assets in the Bright, Beaver Hole, and North Ant Hill Fields in the Powder River Basin in Montana and Northeast Wyoming.	Common Equity	50.0%	$1,000
BL Sand Hills Unit, L.P. 801 Cherry Street Suite 1500, Unit 9 Fort Worth, TX 76102	BL Sand Hills is an exploration and production partnership focused on the implementation of an infill drilling and waterflood project in Crane County, TX in the Permian Basin.	Net Profits Interest	15%	$961
BL Sand Hills Unit, L.P. 801 Cherry Street Suite 1500, Unit 9 Fort Worth, TX 76102	BL Sand Hills is an exploration and production partnership focused on the implementation of an infill drilling and waterflood project in Crane County, TX in the Permian Basin.	Overriding Royalty Interest	100%	$137
Extraction Oil & Gas Holdings, LLC 1888 Sherman Street Suite 200 Denver, CO 80203	Extraction Oil & Gas is a private E&P company focused on the DJ Basin of Colorado	Common Equity	1.8%	$7,500
Fortune Creek Co-Invest I L.P. PO Box 309 George Town Grand Cayman KY1-1104 Cayman Islands	Fortune Creek is a partnership that owns and operates a natural gas pipeline in the Horn River Basin in British Columbia, Canada.	LP Interest	8.7%	$17,246
FourPoint Energy, LLC 8450 E. Crescent Parkway Suite 400 Greenwood Village, CO 80111	FourPoint Energy, LLC is a private E&P company focused on the acquisition and development of oil and natural gas assets in the Anadarko and Permian Basins.	Common Equity	4.8%	$8,176
Industrial Group Intermediate Holdings, LLC 820 Adams Avenue Suite 130 Norristown, PA 19403	Industrial Group Intermediate Holdings (Alco Industries) is an employee-owned holding company with seven diversified manufacturing subsidiaries engaged in agricultural chemicals, electrical insulation materials and foundry equipment.	Common Equity	0.6%	$372

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(3)	Amortized Cost of Investment (in thousands)
MB Precision Holdings LLC 109 Apremont Way Westfield, MA 01086	MB Precision provides precision machining, fabrication, assembly and test services for the aerospace & defense, energy, oil & gas and power generation markets.	Common Equity	0.9%	$450
Plains Offshore Operations Inc. 700 Milam St. Houston, TX 77002	Plains Offshore is a subsidiary of Freeport-McMoRan Copper & Gold (NYSE: FCX), or FCX, and was formed to develop FCX's assets located in the Gulf of Mexico in water depths of 500 feet or more.	Preferred Equity	4.4%	$23,933
Plains Offshore Operations Inc. 700 Milam St. Houston, TX 77002	Plains Offshore is a subsidiary of Freeport-McMoRan Copper & Gold (NYSE: FCX), or FCX, and was formed to develop FCX's assets located in the Gulf of Mexico in water depths of 500 feet or more.	Warrants	4.4%	$689
San Pedro Development, LLC 1221 Lamar Suite 1230 Houston, TX 77010	San Pedro is a privately owned exploration and production company focused on horizontal infill drilling in the San Miguel formation in the Dimmit and Maverick Counties in Texas.	Net Profits Interest	40.0%	$3,515
Swift Worldwide Resources US Holdings Corp. 10 Norwich Street London EC4A 1BD England	Swift is a provider of contract personnel resources to the oil and gas industry.	Common Equity	4.8%	$6,029
Synergy Offshore LLC 9821 Katy Freeway Suite 805 Houston, TX 77024	Synergy is a development stage E&P company seeking capital to acquire and re-develop acreage in the Cut Bank Field in north-central Montana.	Preferred Equity	100.0%	$43,434

(1)
Amount includes a $11,500 unfunded commitment for BBH Operating LLC.

(2)
Amount includes a $44,857 unfunded commitment for BL Sand Hills Unit, L.P.

(3)
Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Overview of FS Advisor

  Management Services and Responsibilities

        FS Advisor is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory and administrative services agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, FS Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, FS Advisor has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, FS Advisor may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. FS Advisor is prohibited from contracting away the fiduciary obligation owed to us and our shareholders under common law.

        Subject to the overall supervision of our board of trustees, FS Advisor oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory and administrative services agreement, FS Advisor:

  •
  determines the composition and allocation of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make;

  •
  executes, monitors and services the investments we make;

  •
  determines the securities and other assets that we will purchase, retain or sell;

  •
  performs due diligence on prospective portfolio companies; and

  •
  provides us with such other investment advisory, research and related services as we may, from time to time, reasonably request or require for the investment of our funds.

        FS Advisor will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. FS Advisor's services under the investment advisory and administrative services agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, FS Advisor performs certain administrative services under the investment advisory and administrative services agreement. See "Administrative Services."

  Advisory Fees

        We pay FS Advisor a fee for its services under the investment advisory and administrative services agreement consisting of two components—a base management fee and an incentive fee based on our performance. The cost of both the base management fee payable to FS Advisor and any incentive fees it earns are ultimately borne by our shareholders.

        Base Management Fee.    The base management fee is calculated at an annual rate of 2.0% of the average value of our gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of FS Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as FS Advisor shall determine. The base management fee for any partial month or quarter will be appropriately pro-rated.

        Incentive Fee.    The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our

"pre-incentive fee net investment income" for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly hurdle rate, expressed as a rate of return on adjusted capital for the most recently completed calendar quarter, of 1.625% per quarter (6.5% annualized), subject to a "catch up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to FS Advisor under the investment advisory and administrative services agreement and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

  •
  No incentive fee is payable to FS Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.625%.

  •
  100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.031% in any calendar quarter (8.125% annualized) is payable to FS Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.031%) as the "catch-up." The "catch-up" provision is intended to provide FS Advisor with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.031% in any calendar quarter.

  •
  20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.031% in any calendar quarter (8.125% annualized) is payable to FS Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to FS Advisor).

        The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income
(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        These calculations will be appropriately pro-rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter.

        The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

        All percentages are based on average adjusted capital as defined above.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*

Scenario 1

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%
  Hurdle rate(1) = 1.625%
  Base management fee(2) = 0.5%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
  Pre-incentive fee net investment income
  (investment income) - (base management fee + other expenses) = 0.55%

        Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.525%
  Hurdle rate(1) = 1.625%
  Base management fee(2) = 0.5%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
  Pre-incentive fee net investment income
  (investment income) - (base management fee + other expenses) = 1.825%

  Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to "catch-up")(4)

        = 100% × (1.825% - 1.625%)
        = 0.2%

        Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 3.5%
  Hurdle rate(1) = 1.625%
  Base management fee(2) = 0.5%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
  Pre-incentive fee net investment income
  (investment income) - (base management fee + other expenses) = 2.8%

  Catch up = 100% × pre-incentive fee net investment income (subject to "catch-up")(4)

  Subordinated incentive fee on income = 100% × "catch-up" + (20.0% × (pre-incentive fee net investment income - 2.031%))

  Catch up     = 2.031% - 1.625%
                       = 0.406%

  Subordinated incentive fee on income = (100% × 0.406%) + (20.0% × (2.8% - 2.031%))

                 = 0.406% + (20% × 0.769%)
                 = 0.406% + 0.1538%
                 = 0.56%

        Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the "catch-up" provision, therefore the subordinated incentive fee on income is 0.56%.

(1)
Represents 6.5% annualized hurdle rate.

(2)
Represents 2.0% annualized base management fee on average gross assets. Examples assume assets are equal to adjusted capital.

(3)
Excludes offering and organization expenses.

(4)
The "catch-up" provision is intended to provide FS Advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.031% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains*

Scenario 1

Assumptions

          Year 1: $20 million investment made in Company A ("Investment A") and $30 million investment made in Company B ("Investment B").

          Year 2: Investment A sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million.

          Year 3: FMV of Investment B determined to be $25 million.

          Year 4: Investment B sold for $31 million.

          The incentive fee on capital gains would be:

          Year 1: None.

          Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%).

          Year 3: None --> $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).

          Year 4: Incentive fee on capital gains of $200,000 --> $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains taken in Year 2).

Scenario 2

Assumptions

          Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C").

          Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

          Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

          Year 4: FMV of Investment B determined to be $35 million.

          Year 5: Investment B sold for $20 million.

        The capital gains incentive fee, if any, would be:

          Year 1: None.

          Year 2: $5 million incentive fee on capital gains --> 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).

          Year 3: $1.4 million incentive fee on capital gains --> $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2.

          Year 4: None.

          Year 5: None --> $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3.

*
The returns shown are for illustrative purposes only. No incentive fee is payable to FS Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Payment of Our Expenses

        Our primary operating expenses include the payment of advisory fees and other expenses under the investment advisory and administrative services agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee compensates FS Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FS Advisor is responsible for compensating GSO for its services pursuant to the investment sub-advisory agreement. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  corporate and organization expenses relating to offerings of our common shares, subject to limitations included in the investment advisory and administrative services agreement;

  •
  the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

  •
  the cost of effecting sales and repurchases of our common shares and other securities;

  •
  investment advisory fees;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

  •
  interest payments on our debt or related obligations;

  •
  transfer agent and custodial fees;

  •
  research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g. telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees;

  •
  federal, state and local taxes;

  •
  annual fees of the Delaware trustee;

  •
  fees and expenses of trustees not also serving in an executive officer capacity for us or FS Advisor;

  •
  costs of proxy statements, shareholders' reports and notices and other filings;

  •
  fidelity bond, trustees and officers/errors and omissions liability insurance and other insurance premiums;

  •
  direct costs such as printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

  •
  brokerage commissions for our investments;

  •
  costs associated with our chief compliance officer; and

  •
  all other expenses incurred by FS Advisor, GSO or us in connection with administering our business, including expenses incurred by FS Advisor or GSO in performing administrative services for us and administrative personnel paid by FS Advisor, to the extent they are not controlling persons of FS Advisor or any of its affiliates, subject to the limitations included in the investment advisory and administrative services agreement.

Reimbursement of FS Advisor for Administrative Services

        We reimburse FS Advisor for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement is set at the lesser of (1) FS Advisor's actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. FS Advisor is required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of trustees then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of trustees, among other things, compares the total amount paid to FS Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse FS Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FS Advisor.

Duration and Termination

        The investment advisory and administrative services agreement became effective on July 18, 2011, the date that we satisfied our minimum offering requirement. Unless earlier terminated as described below, the investment advisory and administrative services agreement will remain in effect from year-to-year thereafter if approved annually by our board of trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our trustees who are not interested persons. In May 2014, our board of trustees re-approved the investment advisory and administrative services agreement and extended its term for a period of twelve months commencing July 18, 2014, subject to earlier termination in accordance with its terms. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory and administrative services agreement.

        The investment advisory and administrative services agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory and administrative services agreement provides that we may terminate the agreement without penalty upon 60 days' written notice to FS Advisor. If FS Advisor wishes to voluntarily terminate the investment advisory and administrative services agreement, it must give us a minimum of 120 days' notice prior to termination and must pay all expenses associated with its termination. The investment advisory and administrative services agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities. We may terminate FS Advisor's interest in our revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the interest, determined by agreement between us and FS Advisor. If we cannot agree on such amount, it will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally. The method of payment to FS Advisor must be fair and must protect our solvency and liquidity.

        Without the vote of a majority of our outstanding voting securities, our investment advisory and administrative services agreement may not be materially amended, nor may we engage in a merger or other reorganization with FS Advisor. In addition, should we or FS Advisor elect to terminate the investment advisory and administrative services agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common shares, except in limited circumstances where a temporary adviser may be appointed without shareholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates. FS Advisor may not terminate the investment sub-advisory agreement with GSO without prior approval from our board of trustees.

Prohibited Activities

        Our declaration of trust prohibits the following activities between us, FS Advisor and its affiliates:

  •
  We may not purchase or lease assets in which FS Advisor or its affiliates has an interest unless we disclose the terms of the transaction to our shareholders, the assets are sold or leased upon terms that are reasonable to us, and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert;

  •
  FS Advisor and its affiliates may not acquire assets from us unless approved by our shareholders in accordance with our declaration of trust;

  •
  We may not lease assets to FS Advisor or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

  •
  We may not make any loans to FS Advisor or its affiliates except for the advancement of funds as permitted by our declaration of trust;

  •
  We may not pay a commission or fee, either directly or indirectly to FS Advisor or its affiliates, except as otherwise permitted by our declaration of trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

  •
  FS Advisor and its affiliates may not charge duplicate fees to us; and

  •
  FS Advisor and its affiliates may not provide financing to us with a term in excess of 12 months. In connection with any such financing, FS Advisor may not receive interest in excess of the lesser of its cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. FS Advisor also may not receive a prepayment charge or penalty in connection with any such financing.

        In addition, the investment advisory and administrative services agreement prohibits FS Advisor and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. FS Advisor and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. FS Advisor and its affiliates will not have the exclusive right to sell or exclusive employment to sell our assets. FS Advisor and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. FS Advisor may not commingle our funds with the funds of any other entity or individual.

Indemnification

        The investment advisory and administrative services agreement provides that FS Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it are not entitled to indemnification (including reasonable attorneys' fees and amounts reasonably paid in settlement) for any liability or loss suffered by FS Advisor or such other person, nor will FS Advisor or such other person be held harmless for any loss or liability suffered by us, unless (i) FS Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) FS Advisor or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by FS Advisor or such other person and (iv) the indemnification or agreement to hold FS Advisor or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our shareholders. We maintain a joint liability insurance policy with our affiliates, including FS Advisor. The premiums for this policy are allocated across all insureds based on, among other things, the proportional share of the premium that we and our affiliates would pay had we purchased our policies separately and the asset base of each such entity. The independent trustees of our board of trustees must review and approve our allocation on an annual basis. As a result, FS Advisor bears the cost of its own liability insurance.

Organization of FS Advisor

        FS Advisor is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of FS Advisor is c/o FS Investment Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Overview of GSO

        GSO acts as our investment sub-adviser pursuant to an investment sub-advisory agreement with FS Advisor and is registered as an investment adviser with the SEC under the Advisers Act. GSO is a Delaware limited partnership with principal offices located at 345 Park Avenue, New York, New York 10154.

        Under the terms of the investment sub-advisory agreement, GSO assists FS Advisor in managing our portfolio in accordance with our stated investment objectives and strategy. This assistance includes making investment recommendations, monitoring and servicing our investments, performing due diligence on prospective portfolio companies and providing research and other investment advisory services for us. However, all investment decisions are ultimately the responsibility of FS Advisor's investment committee.

        The investment sub-advisory agreement provides that GSO will receive 50% of all fees payable to FS Advisor under the investment advisory and administrative services agreement with respect to each year.

        The investment sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days' written notice by GSO or, if our board of trustees or the holders of a majority of our outstanding voting securities determine that it should be terminated, by FS Advisor.

Board Approval of the Investment Advisory and Administrative Services Agreement and Investment Sub-Advisory Agreement

        Our investment advisory and administrative services agreement and investment sub-advisory agreement were each approved by our board of trustees on April 28, 2011 and became effective upon the satisfaction of the minimum offering requirement in July 2011. After an initial two-year term, such agreements must be re-approved annually by our board of trustees. In May 2014, our board of trustees re-approved both the investment advisory and administrative services agreement and the investment sub-advisory agreement and extended their respective terms for a period of twelve months commencing July 18, 2014, subject to earlier termination in accordance with their terms. Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to our board of trustees as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors: (1) the nature, quality and extent of the advisory and other services to be provided under the agreements; (2) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (3) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (4) information about the services to be performed and the personnel performing such services under each of the agreements.

ADMINISTRATIVE SERVICES

        FS Advisor is reimbursed for administrative expenses it incurs on our behalf overseeing our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our shareholders and reports filed with the SEC. In addition, FS Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

        We reimburse FS Advisor for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement is set at the lesser of (1) FS Advisor's actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. FS Advisor is required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of trustees then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of trustees, among other things, compares the total amount paid to FS Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We do not reimburse FS Advisor for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of FS Advisor.

        In addition, we have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FS Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

        For a discussion of the indemnification provisions in the investment advisory and administrative services agreement, see "Investment Advisory and Administrative Services Agreement—Indemnification."

THE DELAWARE TRUSTEE

        Wilmington Trust Company, a Delaware banking corporation, or the Delaware trustee, serves as our sole trustee in the State of Delaware. The Delaware trustee's principal offices are located at 1100 North Market Street, Wilmington, Delaware 19890. The Delaware trustee is unaffiliated with us. The Delaware trustee's duties and liabilities with respect to the offering of our common shares and the management of the Company are limited to its express obligations under our declaration of trust.

        The rights and duties of the Delaware trustee are governed by the provisions of the Delaware Statutory Trust Act and by our declaration of trust.

        The Delaware trustee will accept service of legal process on us in the State of Delaware and will make certain filings under the Delaware Statutory Trust Act on our behalf. The Delaware trustee does not owe any other duties to us or our shareholders. The Delaware trustee is permitted to resign upon at least 60 days' notice to us, provided, that any such resignation will not be effective until a successor trustee is appointed by our board of trustees. The declaration of trust provides that the Delaware trustee is compensated by us, as appropriate, and is indemnified by us, as appropriate, against any expenses it incurs relating to or arising out of the formation, operation or termination of the Company or the performance of its duties pursuant to our declaration of trust, except to the extent that such expenses result from the gross negligence or willful misconduct of the Delaware trustee. Our board of trustees has discretion to replace the Delaware trustee.

        Our board of trustees and certain of our officers have signed the registration statement of which this prospectus is a part, and only our assets are subject to issuer liability under the federal securities laws for the information contained in this prospectus and under federal securities laws with respect to the issuance and sale of our common shares. Under such laws, neither the Delaware trustee, either in its capacity as Delaware trustee or in its individual capacity, nor any director, officer or controlling person of the Delaware trustee is, or has any liability as, the issuer or a director, officer or controlling person of the issuer of our common shares. The Delaware trustee's liability in connection with the issuance and sale of our common shares is limited solely to the express obligations of the Delaware trustee set forth in our declaration of trust.

        Under our declaration of trust, the Delaware trustee's duties are limited to (i) accepting legal process served on the Company in Delaware and (ii) execution of documents required to be filed with the Delaware Secretary of State under the Delaware Statutory Trust Act. The Delaware trustee will have no duty or liability to supervise or monitor the performance of our board of trustees, nor will the Delaware trustee have any liability for the acts or omissions of our board of trustees. Because the Delaware trustee has delegated substantially all of its authority over our operations to our board of trustees, the Delaware trustee itself is not registered in any capacity with the SEC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We have entered into an investment advisory and administrative services agreement with FS Advisor. Pursuant to the investment advisory and administrative services agreement, we pay FS Advisor a base management fee and an incentive fee. See "Investment Advisory and Administrative Services Agreement" for a description of how the fees payable to FS Advisor are determined.

        Our executive officers, certain of our trustees and certain professionals of Franklin Square Holdings who perform services for us on behalf of FS Advisor are also officers, directors, trustees, managers, and/or key professionals of Franklin Square Holdings, our dealer manager and other Franklin Square Holdings entities, including FS Investment Corporation, FS Investment Corporation II, FS investment Corporation III and FS Global Credit Opportunities Fund. These persons have legal obligations with respect to those entities that are similar to the obligations to us. In the future, these persons and other affiliates of Franklin Square Holdings may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us. In addition, Franklin Square Holdings may grant equity interests in FS Advisor to certain management personnel performing services for FS Advisor.

        Prior to the occurrence of a liquidity event, all future transactions with affiliates of ours will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our trustees, including a majority of our independent trustees.

Allocation of FS Advisor's Time

        We rely on FS Advisor to manage our day-to-day activities and to implement our investment strategy. FS Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FS Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of FB Income Advisor, LLC, FS Investment Corporation, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC and FS Global Credit Opportunities Fund. FS Advisor and its employees will devote only as much of its or their time to our business as FS Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, FS Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

        However, we believe that the members of FS Advisor's senior management and the other key professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Franklin Square Holdings-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at the adviser providing services to multiple programs. For example, FS Advisor has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of GSO's Time

        We rely, in part, on GSO to assist in identifying investment opportunities and making investment recommendations to FS Advisor. GSO, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GSO and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GSO. Also, in connection with such business activities, GSO and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time, effort and ability of the members of GSO, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the assets of other advisees of GSO and its affiliates. For example, GSO also serves as the investment sub-adviser to FS Global Credit Opportunities Fund and GDFM, a subsidiary of GSO, serves as investment sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III, as well as other accounts and investment vehicles that invest in the same types of investments as the Company.

Competition and Allocation of Investment Opportunities

        Concurrent with our continuous public offering, employees of FS Advisor are simultaneously providing investment advisory services to other affiliated entities, including the investment advisers to Franklin Square Holdings' three other affiliated BDCs, FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III, and Franklin Square Holdings' affiliated closed-end management investment company, FS Global Credit Opportunities Fund. FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III are non-diversified, closed-end management investment companies that have elected to be regulated as BDCs that invest primarily in senior secured loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. FS Global Credit Opportunities Fund is a non-diversified, closed-end management investment company that invests primarily in secured and unsecured floating and fixed-rate loans, bonds and other types of credit instruments. In addition, GSO and its affiliates manage several other investment vehicles.

        FS Advisor may determine that it is appropriate for us and one or more other investment accounts managed by FS Advisor, GSO or any of their respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment accounts managed by FS Advisor, GSO or their respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.

        To mitigate these conflicts, FS Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include the source of origination of the investment opportunity; investment objectives and strategy; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.

        As FS Advisor's senior management team consists of the substantially same management team that runs the investment advisers to Franklin Square Holdings' three other affiliated BDCs and closed-end management investment company it is possible that some investment opportunities will be provided to such other affiliated investment vehicles rather than to us.

Affiliated Dealer Manager

        The dealer manager, FS2, is an affiliate of FS Advisor and also serves as the dealer manager in connection with the continuous public offerings of shares by FS Investment Corporation III and the FSGCOF Offered Funds, and served as the dealer manager in connection with the continuous public offerings of shares by FS Investment Corporation and FS Investment Corporation II, which closed to new investors in May 2012 and March 2014, respectively. These relationships may create conflicts in connection with the dealer manager's due diligence obligations under the federal securities laws. Although the dealer manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with FS Advisor, no independent review of us will be made in connection with the distribution of our common shares in our continuous public offering. In addition, the dealer manager is entitled to compensation in connection with our continuous public offering. See "Plan of Distribution—Compensation of the Dealer Manager and Selected Broker-Dealers."

Expense Support and Conditional Reimbursement Agreement

        Pursuant to the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to shareholders will be paid from offering proceeds or borrowings. See "Distributions" for a detailed description of the expense reimbursement agreement.

Investments

        As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by FS Advisor, GSO or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with FS Advisor, GSO or one or more of their respective affiliates. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained. Because we do not have exemptive relief to engage in co-investment transactions with GSO and its affiliates, we will continue to be permitted to co-invest with GSO and its affiliates only in accordance with existing regulatory guidance. As a result, we could be limited in our ability to invest in certain portfolio companies in which GSO or any of its affiliates and in which affiliates of FS Advisor, including FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III are investing or are invested.

Appraisal and Compensation

        Our declaration of trust provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or "roll-up," an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our shareholders. A summary of such appraisal shall be included in a report to our shareholders in connection with a proposed roll-up. All shareholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such shareholder's pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

        As of July 29, 2014, no person was deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of July 29, 2014, information with respect to the beneficial ownership of our common shares by:

  •
  each person known to us to beneficially own more than 5% of the outstanding common shares;

  •
  each member of our board of trustees and each executive officer; and

  •
  all of the members of our board of trustees and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. There are no common shares subject to options that are currently exercisable or exercisable within 60 days of July 29, 2014.

	Common Shares Beneficially Owned as of July 29, 2014
Name(1)	Number of Common Shares	Percentage(2)
Interested Trustees:
Michael C. Forman(3)	125,534.94	*
David J. Adelman(4)	123,444.44	*
Thomas J. Gravina	13,312.72	*
Michael J. Heller	51,783.38	*
Independent Trustees:
Sidney R. Brown(5)	34,559.64	*
Gregory P. Chandler(6)	6,902.42	*
Richard I. Goldstein	16,878.74	*
Charles P. Pizzi	17,159.94	*
Richard W. Vague	39,900.16	*
R. Richard Williams	13,804.83	*
Executive Officers:
Salvatore Faia	—	—
Edward T. Gallivan, Jr.	1,133.75	*
Zachary Klehr	16,842.83	*
Gerald F. Stahlecker(7)	2,805.56	*
Stephen S. Sypherd	3,971.84	*
All executive officers and trustees as a group (15 persons)	468,035.19	*

*
Less than one percent.

(1)
Unless otherwise indicated, the address of each beneficial owner is c/o FS Energy and Power Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

(2)
Based on a total of 244,072,801 common shares issued and outstanding on July 29, 2014.

(3)
Includes 112,222.22 common shares held through FB Capital Partners, L.P., a limited partnership of which Mr. Forman is the sole limited partner.

(4)
Includes 11,222.22 common shares held in a joint account with spouse and 112,222.22 common shares held through Sylvia Associates, L.P., a limited partnership controlled by Mr. Adelman.

(5)
Includes 28,055.56 common shares held by NFI International, Ltd., a company of which Mr. Brown is a principal interest holder.

(6)
All common shares held in a 401(k) account.

(7)
All common shares held in a joint account with spouse.

        The following table sets forth, as of July 29, 2014, the dollar range of our equity securities that are beneficially owned by each member of our board of trustees.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Trustees:
Michael C. Forman	Over $100,000
David J. Adelman	Over $100,000
Thomas J. Gravina	Over $100,000
Michael J. Heller	Over $100,000
Independent Trustees:
Sidney R. Brown	Over $100,000
Gregory P. Chandler	$50,001 - $100,000
Richard I. Goldstein	Over $100,000
Charles P. Pizzi	Over $100,000
Richard W. Vague	Over $100,000
R. Richard Williams	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by our trustees is based on the public offering price of $11.00 per share as of July 29, 2014.

(3)
The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

        Subject to our board of trustees' discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a weekly or monthly basis and pay such distributions on a monthly basis. Following commencement of our operations, our first distribution was declared for shareholders of record as of July 28, 2011. We have adopted an "opt in" distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional common shares. Any distributions of our common shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient's home state. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of trustees authorizes, and we declare, a cash distribution, and if you have "opted in" to our distribution reinvestment plan, you will have your cash distribution reinvested in additional common shares, rather than receiving the cash distribution. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a shareholder's ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in our common shares. We expect to coordinate distribution payment dates so that the same price that is used for the weekly closing date on or immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase common shares at a price equal to 90% of the price at which common shares are sold in the offering at the weekly closing conducted on the day of or immediately following the distribution payment date, and such price may represent a premium to our net asset value per share. Common shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our common shares offered pursuant to this prospectus.

        If you wish to receive distributions in cash, no action will be required on your part to do so. If you are a registered shareholder, you may elect to have your entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If you elect to reinvest your distributions in additional common shares, the plan administrator will set up an account for common shares you acquire through the plan and will hold such common shares in non-certificated form. If your common shares are held by a broker or other financial intermediary, you may "opt in" to our distribution reinvestment plan by notifying such broker or other financial intermediary of your election.

        We intend to use newly issued common shares to implement the plan. The number of common shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 90% of the price at which common shares are sold in the offering at the weekly closing conducted on the day of or immediately following the distribution payment date.

        There are no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We pay the plan administrator's fees under the plan.

        If you receive your ordinary cash distributions in the form of common shares, you generally are subject to the same U.S. federal, state and local tax consequences as you would have had if you elected to receive distributions in cash. In that case, you will be treated as receiving a distribution in the amount of the fair market value of our common shares. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to your account.

        We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by calling the plan administrator at (877) 628-8575.

        All correspondence concerning the plan should be directed to the plan administrator by mail at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

        We have filed the distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us at Cira Center, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania, 19104, by calling us collect at (215) 495-1150 or by visiting our website at www.franklinsquare.com.

DESCRIPTION OF OUR SECURITIES

        The following description is based on relevant portions of the Delaware Statutory Trust Act, the General Corporation Law of the State of Delaware, or the DGCL, and on our Declaration of Trust and Bylaws. This summary is not intended to be complete and we refer you to the Delaware Statutory Trust Act, the DGCL, and our Declaration of Trust and Bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Shares

        Our authorized shares consist of 500,000,000 shares of beneficial interest, par value $0.001 per share, of which 450,000,000 shares are classified as common shares and 50,000,000 shares are classified as preferred shares. There is currently no market for our common shares, and we do not expect that a market for our common shares will develop in the foreseeable future. No common shares have been authorized for issuance under any equity compensation plans. Under Delaware law, our shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the DGCL and therefore generally will not be personally liable for our debts or obligations.

        Set forth below is a chart describing the classes of our securities outstanding as of July 29, 2014:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Shares	450,000,000	—	244,072,801

  Common Shares

        Under the terms of our third amended and restated declaration of trust, or the declaration of trust, all our common shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common shares if, as and when authorized by our board of trustees and declared by us out of funds legally available therefor. Except as may be provided by our board of trustees in setting the terms of classified or reclassified shares, common shares will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In addition, our common shares are not subject to any mandatory redemption obligations by us. In the event of our liquidation, dissolution or winding up, each common share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay or make reasonable provision for the payment of all claims and obligations and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Each common share will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of trustees. Except as may be provided by the DGCL, the Statutory Trust Act or by our board of trustees in setting the terms of preferred shares or classified or reclassified shares, the holders of our common shares will possess exclusive voting power.

  Preferred Shares

        Under the terms of our declaration of trust, our board of trustees, with approval from a majority of our independent trustees, is authorized to issue preferred shares in one or more classes or series without shareholder approval. Our board of trustees has discretion to determine the rights, preferences, covenants, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each class or series of preferred shares.

        Preferred shares could be issued with rights and preferences that would adversely affect the holders of common shares. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common shares and before any purchase of common shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of preferred shares, if any are issued, must be entitled as a class to elect two trustees at all times and to elect a majority of trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares. We believe that the availability for issuance of preferred shares will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Trustees and Officers; Indemnification and Advancement of Expenses

        Delaware law permits a Delaware statutory trust to include in its governing instrument a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Despite this provision, and in accordance with guidelines adopted by the North American Securities Administrators Association, our declaration of trust provides that we will not indemnify (i) any individual who is a present or former trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a trustee or officer of the Company and at the request of the Company, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) FS Advisor or any of its affiliates acting as an agent of the Company (each such person an "Indemnitee") against any liability or loss suffered by such Indemnitee unless (v) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (w) the Indemnitee was acting on behalf of or performing services for the Company, (x) in the case that the Indemnitee is FS Advisor or an affiliate of FS Advisor, or an officer of the Company, FS Advisor or an affiliate of FS Advisor, such liability or loss was not the result of negligence or misconduct, (y) in the case that the Indemnitee is a trustee of the Company (and not also an officer of the Company, FS Advisor or an affiliate of FS Advisor), such liability or loss was not the result of gross negligence or willful misconduct and (z) such indemnification or agreement to hold harmless is recoverable only out of net assets of the Company and not from the shareholders.

        In addition, the investment advisory and administrative services agreement provides that FS Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it will not be entitled to indemnification (including reasonable attorneys' fees and amounts reasonably paid in settlement) for any liability or loss suffered by FS Advisor or such other person, nor will FS Advisor or such other person be held harmless for any loss or liability, unless (1) FS Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company, (2) FS Advisor or such other person was acting on behalf of or performing services for the Company, (3) the liability or loss suffered was not the result of negligence or misconduct by FS Advisor or such other person and (4) the indemnification or agreement to hold FS Advisor or such other person harmless for any loss or liability is recoverable only out of the Company's net assets and not from shareholders. In accordance with the 1940 Act, the Company will not indemnify certain persons for any liability to which such persons would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        FS Advisor has also entered into an investment sub-advisory agreement with GSO. The investment sub-advisory agreement provides that, in the absence of willful misconduct, bad faith or gross negligence or reckless disregard for its obligations and duties thereunder, GSO is not liable for any error or judgment or mistake of law or for any loss we suffer. In addition, the investment sub-advisory agreement provides that GSO will indemnify us and FS Advisor, and any respective affiliates, for any liability and expenses, including reasonable attorneys' fees, which we, FS Advisor, or any respective affiliates may sustain as a result of GSO's willful misconduct, bad faith, gross negligence, reckless disregard of its duties thereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

        Pursuant to our declaration of trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to each Indemnitee, in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made.

        In addition, Delaware law permits a trust to advance reasonable expenses to a trustee or officer, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Company's receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Company if it is ultimately determined that the standard of conduct was not met.

        Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former managers or officers of FS Advisor have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former managers or officers of FS Advisor to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of our Declaration of Trust and Bylaws

        Our declaration of trust and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Trustees

        As set forth in our bylaws, our trustees will be elected by a plurality of all votes cast at a meeting of shareholders at which a quorum is present.

Number of Trustees; Vacancies; Removal

        Our declaration of trust provides that the number of trustees will be set by our board of trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire board of trustees may at any time increase or decrease the number of trustees. Our declaration of trust provides that the number of trustees generally may not be less than three. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our board of trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our declaration of trust, any and all vacancies on our board of trustees may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trustee for whom the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Independent trustees will nominate replacements for any vacancies among the independent trustees' positions.

        Pursuant to the DGCL, our shareholders may remove a trustee, with or without cause, by the affirmative vote of a majority of shares entitled to vote in the election of trustees.

        We currently have a total of ten members of our board of trustees, six of whom are independent trustees. Our declaration of trust provides that a majority of our board of trustees must be independent trustees except for a period of up to 60 days after the death, removal or resignation of an independent trustee pending the election of his or her successor.

Action by Shareholders

        Our bylaws provide that shareholder action can be taken only at an annual or special meeting of shareholders. These provisions, combined with the other requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting. Pursuant to (and except as provided otherwise in) our declaration of trust, provided that our trustees then in office have approved and declared the action advisable and submitted such action to the shareholders, an action that requires shareholder approval, including a dissolution, merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

        Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to our board of trustees and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of our board of trustees or (c) by a shareholder who was a shareholder of record both at the time of giving of notice and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to our board of trustees at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our board of trustees or (iii) provided that our board of trustees has determined that trustees will be elected at the meeting, by a shareholder who was a shareholder of record both at the time of giving notice and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our board of trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our board of trustees any power to disapprove shareholder nominations for the election of trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

        Our bylaws provide that special meetings of shareholders may be called by our board of trustees and certain of our officers. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Company upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. Any special meeting called by such shareholders shall be held not more than 60 days after the record date for such meeting.

Approval of Extraordinary Trust Action; Amendment of Declaration of Trust and Bylaws

        Our declaration of trust provides that shareholders are entitled to vote upon a proposed amendment to the declaration of trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment shall require at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. Notwithstanding the foregoing, amendments to our declaration of trust to make our common shares a "redeemable security" or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

        Our declaration of trust and bylaws provide that our board of trustees will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

        Our declaration of trust provides that, subject to the applicable mandatory provisions of the DGCL and until our common shares are listed on a national securities exchange, a majority of our shareholders may amend the declaration of trust without concurrence by our board of trustees. In addition, subject to the applicable mandatory provisions of the DGCL, our declaration of trust provides that a majority of our shareholders may, without the necessity of any concurrence by FS Advisor, direct that the board of trustees cause the Company to:

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  remove FS Advisor and elect a new investment adviser;

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  dissolve the Company;

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  approve or disapprove the sale of all or substantially all of our assets other than in the ordinary course of our business; or

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  cause the merger or other reorganization of the Company.

        Without the approval of a majority of our shareholders, FS Advisor may not:

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  amend the investment advisory and administrative services agreement except for amendments that would not adversely affect the interests of our shareholders;

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  voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

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  appoint a new investment adviser;

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  sell all or substantially all of our assets other than in the ordinary course of business; and

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  cause the merger or other reorganization of the Company.

        Except as described above, our declaration of trust provides that our board of trustees may amend our declaration of trust without any vote of our shareholders.

No Appraisal Rights

        In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their common shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. Our declaration of trust provides that, except as may be provided by the board of trustees in setting the terms of any class or series of preferred shares and except as contemplated by the DGCL, holders of our shares will not be entitled to exercise appraisal rights. See "Certain Relationships and Related Party Transactions—Appraisal and Compensation."

Delaware Business Combination Statute

        Pursuant to our declaration of trust, we have elected to be governed by Section 203 of the DGCL, which, in general, prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless:

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  prior to such time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

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  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive (for the purposes of determining the voting stock outstanding) of shares owned by directors who are also officers and by certain employee stock plans; or

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  at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders' meeting (and not by written consent) of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

        The term "business combination" is defined in Section 203 of the DGCL to include, among other transactions between an interested stockholder and a corporation or any direct or indirect majority owned subsidiary thereof: a merger or consolidation; a sale, lease, exchange, mortgage, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that result in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or any stock of such subsidiary to the interested stockholder; certain transactions that would increase the interested stockholder's proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested stockholder of the benefit (except proportionally as a stockholder of the corporation) of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, pursuant to Section 203 of the DGCL, an "interested stockholder" is any person who is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the determination date, and the affiliates and associates of such persons. The term "owner" is broadly defined to include any person that individually or with or through such person's affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of options or other convertible securities or otherwise or has the right to vote such stock pursuant to any agreement, arrangement or understanding, or has an agreement, arrangement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

Conflict with 1940 Act

        Our declaration of trust and bylaws provide that if and to the extent that any provision of the Delaware Statutory Trust Act, the DGCL or any provision of our declaration of trust or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Shareholders

        Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record and to the state securities administrator in each state in which we offer or sell securities. In addition, we will distribute our annual report on Form 10-K to all shareholders and to the state securities administrator in each state in which we offer or sell securities within 120 days after the end of each fiscal year. These reports will also be available on our website at www.franklinsquare.com and on the SEC's website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless this prospectus or such registration statement is specifically amended or supplemented to include such reports. On a quarterly basis, we will send information to all shareholders of record regarding the sources of distributions paid to our shareholders in such quarter.

        Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or collectively documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding our continuous public offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        A "U.S. shareholder" generally is a beneficial owner of our common shares who is for U.S. federal income tax purposes:

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  a citizen or individual resident of the United States;

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  a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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  a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. shareholder" generally is a beneficial owner of our common shares that is not a U.S. shareholder nor a partnership for U.S. federal income tax purposes.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding our common shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our common shares.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our common shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

        We have elected, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute as dividends to our shareholders. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our shareholders, for each tax year, at least 90% of our "investment company taxable income," which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

        If we:

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  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income or capital gain we distribute (or are deemed to distribute) to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

        We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. Any distribution declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. shareholders on December 31 of the calendar year in which the distribution was declared. We generally will endeavor in each tax year to avoid any material U.S. federal excise tax on our earnings.

        We may incur in the future such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

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  continue to qualify as a BDC under the 1940 Act at all times during each tax year;

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  derive in each tax year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly-traded partnerships," or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

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  diversify our holdings so that at the end of each quarter of the tax year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly-traded partnerships," or the Diversification Tests.

        For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell or otherwise dispose of some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Senior Securities." Moreover, our ability to sell or otherwise dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we sell or otherwise dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        To satisfy the asset diversification test applicable to RICs, at the close of each quarter of our tax year, we will generally have invested no more than 25% of the value of our total assets in MLPs and certain other "qualified publicly traded partnerships". As a limited partner in the MLPs in which we seek to invest, we will receive our share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from MLPs has been offset by tax deductions. As a result, this income has been significantly lower than cash distributions paid by MLPs. The percentage of an MLP's income and gains which is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in an increase in our net ordinary income that we are required to distribute to shareholders to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement or to eliminate our liability for U.S. federal income tax. If our income from our investments in MLPs exceeds the cash distributions received from such investments, we may need to obtain cash from other sources in order to satisfy such distribution requirements. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and become subject to corporate-level U.S. federal income tax. We may also recognize for U.S. federal income tax purposes gain in excess of cash proceeds upon the sale of an interest in an MLP. Any such gain may need to be distributed (or deemed distributed) in order to avoid liability for corporate-level U.S. federal income taxes on such gain.

        The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

        This subsection applies to U.S. shareholders only. If you are not a U.S. shareholder, this subsection does not apply to you and you should refer to "Taxation of Non-U.S. Shareholders," below.

        Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the shareholder's income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the shareholder's income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of a U.S. shareholder's holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's common shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

        If a U.S. shareholder receives distributions in the form of common shares pursuant to our distribution reinvestment plan, such shareholders generally will be subject to the same U.S. federal, state and local tax consequences as if it received distributions in cash. In that case, you will be treated as receiving a distribution in the amount of the fair market value of our common shares. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the U.S. shareholder's account.

        We may in the future decide to retain some or all of our net capital gains, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder's tax basis for his, her or its common shares. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder's liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant tax year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        As described above, the types of MLPs in which we intend to invest have historically made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be treated as income to us in that tax year but rather would be treated as a return of capital for U.S. federal income tax purposes to the extent of our basis in the MLP units. Any such return of capital distributions would reduce our basis in the MLP units, which may increase the amount of our gain upon a sale of such MLP units.

        Similarly, if we distribute a portion or all of such excess cash that is not supported by our other income, the distribution will be treated as a return of capital to shareholders. Although return of capital distributions are not taxable, such distributions would reduce the basis of a shareholder's common shares and therefore may increase a common shareholder's tax liability upon a sale of such shares. The tax characterization of our distributions made in a tax year cannot finally be determined until at or after the end of the year. Dividend distributions that are attributable to our investment in MLPs will generally not be eligible for the reduced rate applicable to Qualifying Dividends.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, a U.S. shareholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. shareholders on December 31 of the calendar year in which the distribution was declared.

        If an investor acquires our common shares shortly before the record date of a distribution, the price of the common shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its common shares. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the common shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its common shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our common shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such common shares. In addition, all or a portion of any loss recognized upon a disposition of our common shares may be disallowed if other common shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. shareholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the shareholder's income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our common shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        We (or if a U.S. shareholder holds shares through an intermediary, such intermediary) will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder's particular situation.

        The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

        We may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against a U.S. shareholder's federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Shareholders

        This subsection applies to non-U.S. shareholders, only. If you are not a non-U.S. shareholder, this subsection does not apply to you and you should refer to "Taxation of U.S. Shareholders," above.

        Whether an investment in our shares is appropriate for a Non-U.S. shareholder will depend upon that person's particular circumstances. An investment in our shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in common shares.

        Distributions of our investment company taxable income to Non-U.S. shareholders (including interest income and realized net short-term capital gains over realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholders, we will not be required to withhold U.S. federal tax if the Non-U.S. shareholders, complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        In addition, under prior law applicable to tax years beginning before January 1, 2014 with respect to certain distributions made by RICs to Non-U.S. shareholders, no withholding was required and the distributions generally were not subject to U.S. federal income tax if (i) the distributions were properly designated in a notice timely delivered to our shareholders as "interest-related dividends" or "short-term capital gain dividends," (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to tax years of RICs beginning on or after January 1, 2014. Even if this legislation were to be extended to tax years of RICs beginning on or after January 1, 2014, we do not currently anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

        Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of common shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of common shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. shareholder.

        A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g. an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

        Effective July 1, 2014, we are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

        Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their investment in common shares.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

        If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our shareholder. Distributions would not be required, and any distributions would generally be taxable to our shareholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual shareholders with respect to Qualifying Dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, we would be required to distribute our earnings and profits attributable to any of our non-RIC tax years as dividends to our shareholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the tax year) that we elect to recognize on requalification or when recognized over the next ten tax years.

State and Local Taxes

        We may be subject to state or local taxes in jurisdictions in which we are deemed to be doing business. In those states or localities, our entity-level tax treatment and the treatment of distributions made to shareholders under those jurisdictions' tax laws may differ from the treatment under the Code. Accordingly, an investment in our common shares may have tax consequences for shareholders that are different from those of a direct investment in our portfolio investments. Shareholders are urged to consult their own tax advisers concerning state and local tax matters.

REGULATION

        We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our trustees be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities. Furthermore, our investment policy is to invest, under normal circumstances, at least 80% of our total assets in securities of Energy companies. This investment policy may not be changed without at least 60 days' prior notice to holders of our common shares of any such change.

        We will generally not be able to issue and sell our common shares at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. See "Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth." We may, however, sell our common shares, or warrants, options or rights to acquire our common shares, at a price below the then-current net asset value of our common shares if our board of trustees determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new common shares at a price below our net asset value per share in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

        As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not obtained. Because we do not have exemptive relief to engage in co-investment transactions with GSO and its affiliates, we will continue to be permitted to co-invest with GSO and its affiliates only in accordance with existing regulatory guidance.

Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  1.
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

    a.
    is organized under the laws of, and has its principal place of business in, the United States;

    b.
    is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

    c.
    satisfies any of the following:

    i.
    does not have any class of securities that is traded on a national securities exchange;

    ii.
    has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

    iii.
    is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

    iv.
    is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

  2.
  Securities of any eligible portfolio company that we control.

  3.
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  4.
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  5.
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  6.
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. FS Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of debt and one class of shares senior to our common shares if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See "Risk Factors—Risks Related to Debt Financing" and "Risk Factors—Risks Related to Business Development Companies."

Code of Ethics

        We and FS Advisor have each adopted a code of ethics pursuant to Rule 17j-1 promulgated under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. On December 9, 2013, our board of trustees adopted a revised code of ethics, or code of ethics, to provide (i) clarification regarding the applicability of certain provisions of the code of ethics to our officers and trustees and (ii) additional requirements relating to the giving of gifts to foreign officials, foreign political parties or candidates for foreign political office. Our code of ethics was filed as an exhibit to our current report on Form 8-K filed with the SEC on December 13, 2013. Our and FS Advisor's codes of ethics are attached as exhibits to the registration statement of which this prospectus is a part. You may also read and copy these codes of ethics at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on our website at www.franklinsquare.com and on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

Compliance Policies and Procedures

        We and FS Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of FS Advisor are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to FS Advisor. The proxy voting policies and procedures of FS Advisor are set forth below. The guidelines are reviewed periodically by FS Advisor and our non-interested trustees, and, accordingly, are subject to change.

        As an investment adviser registered under the Advisers Act, FS Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

        These policies and procedures for voting proxies for the investment advisory clients of FS Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

        FS Advisor will vote proxies relating to our securities in the best interest of its clients' shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although FS Advisor will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

        The proxy voting decisions of FS Advisor are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how FS Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

        You may obtain information, without charge, regarding how FS Advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, FS Energy and Power Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104 or by calling us collect at (215) 495-1150.

Other

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Exchange Act and Sarbanes-Oxley Act Compliance

        We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

  •
  pursuant to Rule 13a-14 promulgated under the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

  •
  pursuant to Rule 13a-15 promulgated under the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

        The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith. In addition, we intend to voluntarily comply with Section 404(b) of the Sarbanes-Oxley Act, and have engaged our independent registered public accounting firm to audit our internal control over financial reporting.

PLAN OF DISTRIBUTION

General

        This is a continuous public offering of our common shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for at least two years from the date of the effectiveness of the registration statement. This offering must be registered in every state in which we offer or sell common shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling common shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of common shares but intends to use its best efforts to sell the common shares offered. The minimum permitted initial purchase is $5,000 of our common shares. Additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. In July 2011, we raised in excess of $2.5 million from purchasers not affiliated with us or FS Advisor, which satisfied the minimum offering requirement and allowed the initial offering proceeds to be released from an escrow account in order for us to commence operations.

        During our offering stage, we will generally accept subscriptions each Wednesday or, if such date is not a business day, the immediately following business day. Common shares issued pursuant to our distribution reinvestment plan will typically be issued on the same date that we hold our last weekly closing within a month. In addition, in months in which we repurchase common shares, we expect to conduct repurchases on the same date that we hold our first weekly closing in such month for the sale of common shares in this continuous public offering.

        We are offering our common shares on a continuous basis at a current offering price of $11.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that common shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value per share. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.franklinsquare.com. Prior to October 3, 2011, we sold common shares at an offering price of $10.00 per share. The following table summarizes adjustments we have made to our per share public offering price and the closing date on which such adjustments were first effective:

Adjusted Per Share Public Offering Price	First Effective Closing Date
$ 9.90	October 3, 2011
$ 9.95	November 1, 2011
$10.00	January 17, 2012
$10.05	March 1, 2012
$10.10	August 1, 2012
$10.20	September 17, 2012
$10.25	October 1, 2012
$10.30	October 16, 2012
$10.40	December 17, 2012
$10.45	January 2, 2013
$10.50	February 1, 2013
$10.60	March 18, 2013
$10.70	April 16, 2013
$10.75	May 16, 2013
$10.80	December 26, 2013
$10.85	February 19, 2014
$10.90	March 26, 2014
$10.95	June 25, 2014
$11.00	July 2, 2014

        To purchase common shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount and pay such amount at the time of subscription. The minimum permitted initial purchase is $5,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. You should make your check payable to "FS Energy and Power Fund." Subscriptions will be effective only upon our acceptance and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit.

About the Dealer Manager

        The dealer manager is FS2. The dealer manager was formed in 2007. The dealer manager registered as a broker-dealer with the SEC and the Financial Industry Regulatory Authority, or FINRA, in December 2007. The dealer manager is an affiliate of FS Advisor and serves as the dealer manager in connection with the continuous public offerings of shares by the FSGCOF Offered Funds and FS Investment Corporation III, and previously served as the dealer manager in connection with the continuous public offerings of shares of FS Investment Corporation and FS Investment Corporation II, which closed to new investors in May 2012 and March 2014, respectively. The dealer manager will receive compensation for services relating to this offering and provide certain sales, promotional and marketing services to us in connection with the distribution of the common shares offered pursuant to this prospectus. For additional information about the dealer manager, including information related to its affiliation with us and FS Advisor, see "Certain Relationships and Related Party Transactions."

Compensation of the Dealer Manager and Selected Broker-Dealers

        Except as provided below, the dealer manager receives selling commissions of 7.0% of the gross proceeds of common shares sold in the offering. The dealer manager also receives a dealer manager fee of 3.0% of the gross offering proceeds as compensation for acting as the dealer manager. The dealer manager will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our common shares or give investment advice to a potential shareholder except to a registered broker-dealer or other properly licensed agent for selling or distributing our common shares.

        The dealer manager authorizes other broker-dealers that are members of FINRA and other properly licensed financial advisors, which we refer to as selected broker-dealers, to sell our common shares. The dealer manager may re-allow all of its selling commissions attributable to a selected broker-dealer.

        The dealer manager, in its sole discretion, may re-allow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of common shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 3.0% dealer manager fee will be 1.5% of the gross proceeds from common shares sold in the offering.

        In addition to the payment of selling commissions and the dealer manager fee, we reimburse the dealer manager and selected broker-dealers for bona fide accountable due diligence expenses supported by detailed and itemized invoices. We expect to reimburse approximately 0.5% of the gross offering proceeds for accountable due diligence expenses, which are included as part of the reimbursement of offering and organization expenses in an amount up to 1.5% of the gross offering proceeds.

        We will not pay selling commissions or dealer manager fees on common shares issued under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the common shares issued under our distribution reinvestment plan had been sold pursuant to this continuous public offering of common shares will be retained and used by us. Therefore, the net proceeds to us for issuances under our distribution reinvestment plan will generally be greater than the net proceeds to us for sales pursuant to this prospectus.

        All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders' fees and all other items of compensation of any kind paid by us, directly or indirectly, shall be taken into consideration in computing the amount of allowable "front end fees" as defined in our declaration of trust; provided, however, that no compensation will be paid to the dealer manager or selected broker-dealers in connection with this offering other than the compensation described above in "—Compensation of the Dealer Manager and Selected Broker-Dealers."

        This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in our continuous public offering may not exceed 10% of our gross offering proceeds (excluding proceeds received in connection with the issuance of common shares through our distribution reinvestment program). In addition, although our declaration of trust permits us to pay reasonable fees and expenses in connection with this offering, including selling commissions and dealer manager fees, in an amount not to exceed 18% of gross offering proceeds, we have further limited such fees pursuant to the investment advisory and administrative services agreement to 11.5% of gross offering proceeds.

        We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of our common shares are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any common shares will be sold.

        Our executive officers and trustees and their immediate family members, as well as officers and employees of FS Advisor and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of trustees, joint venture partners, consultants and other service providers, may purchase our common shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our declaration of trust, there is no limit on the number of our common shares that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, including but not limited to sales for which a volume discount applies, sales to certain institutional investors, sales to employees of selected broker-dealers, sales made by certain selected dealers at the discretion of the dealer manager, sales made to investors whose contract for investment advisory and related brokerage services includes a fixed or "wrap" fee or other asset-based fee arrangement, unless that contract is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, sales through banks acting as trustees or fiduciaries and sales to our affiliates. We may also make certain sales directly to these groups designated by management or the dealer manager without a participating broker-dealer. For such direct sales, the dealer manager will serve as the broker-dealer of record and all selling commissions and dealer manager fees will be waived. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. FS Advisor and its affiliates will be expected to hold their common shares purchased as shareholders for investment and not with a view towards distribution.

        To the extent permitted by law and our declaration of trust, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

        We are offering volume discounts to investors who purchase more than $500,000 worth of our common shares in our continuous public offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our common shares:

Dollar Amount of Common Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$ 5,000 – $ 500,000	$11.00	7.0%
$ 500,001 – $ 750,000	$10.89	6.0%
$ 750,001 – $1,000,000	$10.78	5.0%
$1,000,001 – $2,500,000	$10.67	4.0%
$2,500,001 – $5,000,000	$10.56	3.0%
$5,000,001 and up	$10.45	2.0%

(1)
Assumes a $11.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

        We will apply the reduced selling price per share and selling commissions to the incremental common shares within the indicated range only. Thus, for example, assuming a price per share of $11.00, a purchase of $1,250,000 would result in a weighted average purchase price of $10.87 per share as shown below:

  •
  $500,000 at $11.00 per share (total: 45,454.55 common shares) and a 7.0% commission;

  •
  $250,000 at $10.89 per share (total: 22,956.84 common shares) and a 6.0% commission;

  •
  $250,000 at $10.78 per share (total: 23,191.09 common shares) and a 5.0% commission; and

  •
  $250,000 at $10.67 per share (total: 23,430.18 common shares) and a 4.0% commission.

        To qualify for a volume discount as a result of multiple purchases of our common shares you must mark the "Additional Investment" space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the "Additional Investment" space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of common shares in our continuous public offering.

        The following persons may combine their purchases as a "single purchaser" for the purpose of qualifying for a volume discount:

  •
  an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

  •
  a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

  •
  an employees' trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code; and

  •
  all commingled trust funds maintained by a given bank.

        In the event a person wishes to have his or her order combined with others as a "single purchaser," that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

        Only common shares purchased in our continuous public offering are eligible for volume discounts. Common shares issued through our distribution reinvestment plan will not be eligible for a volume discount, nor will such common shares count toward the threshold limits listed above that qualify you for the different discount levels.

Other Discounts

        The dealer manager may, at its sole discretion, enter into an agreement with a selected broker-dealer whereby such selected broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the dealer manager and the selected broker-dealer and will not reduce the amount of net proceeds available to us from the sale of our common shares. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

Transfer on Death Designation

        You have the option of placing a transfer on death, or TOD, designation on your common shares purchased in this offering. A TOD designation transfers ownership of your common shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the common shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your common shares, you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

        In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our common shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

  •
  investor sales promotion brochures;

  •
  cover letters transmitting this prospectus;

  •
  brochures containing a summary description of the offering;

  •
  fact sheets describing the general nature of FS Energy and Power Fund and our investment objectives;

  •
  asset flyers describing our recent investments;

  •
  broker updates;

  •
  online investor presentations;

  •
  third-party article reprints;

  •
  website material;

  •
  electronic media presentations; and

  •
  client seminars and seminar advertisements and invitations.

        All of the foregoing material will be prepared by FS Advisor or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

        We are offering common shares in this continuous public offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials is not expected to conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

SUITABILITY STANDARDS

        The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of common shares under the registration statement of which this prospectus is a part.

        Pursuant to applicable state securities laws, our common shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for our common shares, which means that it may be difficult for shareholders to sell common shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor's overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective shareholder's overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the common shares, (d) the background and qualifications of FS Advisor and GSO and (e) the tax consequences of the investment.

        In addition, we will not sell common shares to investors in the states named below unless they meet special suitability standards.

  Alabama—In addition to the suitability standards above, investors must have a net worth of at least 10 times their investment in us and other similar programs.

  Idaho—In addition to the suitability standards above, an Idaho investor's investment in our common shares may not exceed 10% of his or her liquid net worth. Liquid net worth is defined as that portion of an investor's net worth consisting of cash, cash equivalents and readily marketable securities.

  Iowa—In addition to the suitability standards above, an Iowa investor's total investment in us shall not exceed 10% of his or her liquid net worth. Liquid net worth is defined as that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities.

  Kansas—In addition to the suitability standards above, it is recommended by the Office of the Securities Commissioner of Kansas that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded business development companies. Liquid net worth is that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities.

  Kentucky—Investors who reside in the state of Kentucky must have either (1) a liquid net worth of $85,000 and annual gross income of $85,000 or (2) a liquid net worth of $300,000. Additionally, a Kentucky investor's total investment in us shall not exceed 10% of his or her liquid net worth.

  Maine—In addition to the suitability standards above, the Maine Office of Securities recommends that a Maine investor's aggregate investment in us and our affiliates not exceed 10% of the investor's liquid net worth. Liquid net worth is that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities.

  Massachusetts—In addition to the suitability standards above, it is recommended by the Massachusetts Securities Division that Massachusetts investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded business development companies. Liquid net worth is that portion of an investor's net worth that consists of cash, cash equivalents and readily marketable securities.

  Nebraska—In addition to the suitability standards above, the state of Nebraska requires that each Nebraska investor will limit his or her investment in our common shares to a maximum of 10% of his or her net worth.

  New Jersey—In addition to the suitability standards above, the state of New Jersey requires that each New Jersey investor limit his or her investment in non-traded business development companies, including his or her investment in our common shares and in our affiliates, to not more than 10% of his or her liquid net worth. Liquid net worth is that portion of an investor's net worth that is comprised of cash, cash equivalents and readily marketable securities.

  New Mexico—In addition to the suitability standards above, the State of New Mexico requires that each New Mexico investor will limit his or her investment in non-traded business development companies, including his or her investment in our common shares and in our affiliates, to a maximum of 10% of his or her liquid net worth. Liquid net worth is that portion of an investor's net worth that is comprised of cash, cash equivalents and readily marketable securities.

  North Dakota—In addition to the suitability standards above, common shares will only be sold to residents of North Dakota representing that they have a net worth of at least ten times their investment in us.

  Ohio—In addition to the suitability standards above, the state of Ohio requires that each Ohio investor will limit his or her investment in non-traded business development companies, including his or her investment in our common shares and in our affiliates, to a maximum of 10% of his or her liquid net worth. Liquid net worth is that portion of an investor's net worth that is comprised of cash, cash equivalents and readily marketable securities.

  Oklahoma—In addition to the suitability standards above, the state of Oklahoma requires that each Oklahoma investor will limit his or her investment in our common shares to a maximum of 10% of his or her net worth.

  Oregon—In addition to the suitability standards above, the state of Oregon requires that each Oregon investor will limit his or her investment in our common shares to a maximum of 10% of his or her net worth.

  Tennessee—Investors who reside in the state of Tennessee must have either (1) a liquid net worth of $85,000 and minimum annual gross income of $85,000, or (2) a minimum liquid net worth of $300,000.

        The minimum permitted initial purchase amount is $5,000 of our common shares. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in our common shares will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

        If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to common shares issued pursuant to our distribution reinvestment plan.

        In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of our common shares or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in common shares, our investment objectives and the relative illiquidity of our common shares, common shares are an appropriate investment for those of you who become shareholders. Franklin Square Holdings, through its affiliate, FS2, the dealer manager in connection with the sale of common shares registered in this continuous public offering, and the selected broker-dealers selling common shares on our behalf must make every reasonable effort to determine that the purchase of our common shares is a suitable and appropriate investment for each prospective shareholder based on information provided by the prospective shareholder in the subscription agreement regarding the prospective shareholder's financial situation and investment objectives. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in common shares is suitable and appropriate for a prospective shareholder.

        In purchasing common shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing common shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

LIQUIDITY STRATEGY

        We intend to seek to complete a liquidity event for our shareholders within five years following the completion of our offering stage. However, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) a listing of our common shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of trustees in which our shareholders likely will receive cash or shares of a publicly-traded company. We refer to these scenarios as "liquidity events." While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of trustees, including our independent trustees, may consider a variety of criteria, including, but not limited to, the allocation of our portfolio among various issuers and industries, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common shares, internal management considerations and the potential for shareholder liquidity. If we determine to pursue a listing of our common shares on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. As such, there can be no assurance that we will complete a liquidity event at all. In addition, shares of BDCs listed on a national securities exchange frequently trade at a discount to net asset value. If we determine to pursue a listing of our common shares on a national securities exchange, shareholders, including those who purchase shares at the offering price, may experience a loss on their investment if they sell their shares at a time when our common shares are trading at a discount to net asset value. This risk is separate and distinct from the risk that our net asset value will decrease.

        Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your common shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the common shares being repurchased. See "Share Repurchase Program" for a detailed description of our share repurchase program.

        Our sponsor, Franklin Square Holdings, has also sponsored the continuous public offerings of its affiliated BDCs, FS Investment Corporation III, which is currently in its offering stage, FS Investment Corporation and FS Investment Corporation II, which closed their respective offerings to new investors in May 2012 and March 2014, respectively, and its affiliated closed-end management investment companies, the FSGCOF Offered Funds, which are also currently in their offering stages. FS Investment Corporation III intends to seek to complete a liquidity event for its stockholders within five years following the completion of its offering stage, FS Investment Corporation II intends to seek to complete a liquidity event for its stockholders within five years following the date it completed its offering stage and FS Global Credit Opportunities Fund intends to seek to complete a liquidity event for its shareholders within five years following the date it commenced investment operations. On April 16, 2014, FS Investment Corporation listed its shares of common stock on the New York Stock Exchange LLC and began trading under the ticker symbol "FSIC."

SHARE REPURCHASE PROGRAM

        We do not currently intend to list our common shares on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their common shares promptly or at a desired price. No shareholder will have the right to require us to repurchase his or her common shares or any portion thereof. Because no public market will exist for our common shares, and none is expected to develop, shareholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of common shares to other eligible investors.

        To provide our shareholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program. The first such tender offer commenced in August 2012 and the repurchase occurred in connection with our October 1, 2012 semi-monthly closing. The following table reflects certain information regarding the tender offers we have conducted to date:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (In Thousands)
Fiscal 2012
September 30, 2012	October 1, 2012	44,339	100%	$9.225	$409
Fiscal 2013
December 31, 2012	January 2, 2013	24,249	100%	$9.405	$228
March 31, 2013	April 1, 2013	82,689	100%	$9.540	$789
June 30, 2013	July 1, 2013	76,858	100%	$9.675	$744
September 30, 2013	October 2, 2013	156,300	100%	$9.675	$1,512
Fiscal 2014
December 31, 2013	January 2, 2014	174,181	100%	$9.720	$1,693
March 31, 2014	April 2, 2014	158,723	100%	$9.810	$1,557
June 30, 2014	July 2, 2014	401,302	100%	$9.900	$3,973
September 30, 2014	October 1, 2014	306,972	100%	$9.900	$3,039

        Our quarterly repurchases will be conducted on such terms as may be determined by our board of trustees in its complete and absolute discretion unless, in the judgment of the independent trustees of our board of trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. In months in which we repurchase common shares, we will conduct repurchases on the same date that we hold our weekly closing for the sale of common shares in this continuous public offering. Any offer to repurchase common shares will be conducted solely through tender offer materials mailed to each shareholder and is not being made through this prospectus.

        The board of trustees also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase common shares and under what terms:

  •
  the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

  •
  the liquidity of our assets (including fees and costs associated with disposing of assets);

  •
  our investment plans and working capital requirements;

  •
  the relative economies of scale with respect to our size;

  •
  our history in repurchasing common shares or portions thereof; and

  •
  the condition of the securities markets.

        We currently intend to limit the number of common shares to be repurchased during any calendar year to the number of common shares we can repurchase with the proceeds we receive from the issuance of our common shares under our distribution reinvestment plan. Because our distribution reinvestment plan is structured as an "opt in" program that requires shareholders to affirmatively elect to have their cash distributions reinvested in additional common shares, such requirement may contribute to the illiquidity of our common shares. At the discretion of our board of trustees, we may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase common shares. In addition, we will limit the number of common shares to be repurchased in any calendar year to 10% of the weighted average number of common shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of common shares that we offer to repurchase may be less in light of the limitations noted above. We intend to offer to repurchase common shares on each date of repurchase at a price equal to 90% of the offering price in effect on the date of repurchase. FS Advisor will not receive any separate fees in connection with the repurchase of shares under our share repurchase program.

        If you wish to tender your common shares to be repurchased, you must either tender at least 25% of the common shares you have purchased or all of the common shares that you own. If you choose to tender only a portion of your common shares, you must maintain a minimum balance of $5,000 worth of common shares following a tender of common shares for repurchase. If the amount of repurchase requests exceeds the number of common shares we seek to repurchase, we will repurchase common shares on a pro-rata basis. As a result, we may repurchase less than the full amount of common shares that you request to have repurchased. To the extent you seek to tender all of the common shares that you own and we repurchase less than the full amount of common shares that you request to have repurchased, you may maintain a balance of common shares of less than $5,000 following such share repurchase. If we do not repurchase the full amount of your common shares that you have requested to be repurchased, or we determine not to make repurchases of our common shares, you may not be able to dispose of your common shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

        Our board of trustees will require that we repurchase common shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our shareholders. Repurchases of your common shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of common shares from our shareholders.

        When our board of trustees determines that we will offer to repurchase common shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

        Any tender offer presented to our shareholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our shareholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which common shares may be tendered) sent to our shareholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which common shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

        In order to submit common shares to be tendered, shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to our shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, shareholders may withdraw their tenders by submitting a notice of withdrawal to us. If common shares have not been accepted for payment by us, tenders may be withdrawn any time following 40 business days after the commencement of the tender offer.

        We will not repurchase common shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

        While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

        In the event that FS Advisor or any of its affiliates holds common shares in the capacity of a shareholder, any such affiliates may tender common shares for repurchase in connection with any repurchase offer we make on the same basis as any other shareholder, except for the initial capital contributions of the co-founders of Franklin Square Holdings, Messrs. Forman and Adelman. Messrs. Forman and Adelman have agreed not to tender their common shares for repurchase as long as FS Advisor remains our investment adviser.

        We have received exemptive relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our share repurchase program.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105-1594, telephone number: (877) 628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of trustees, FS Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. FS Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While FS Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FS Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if FS Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

        Certain legal matters regarding the common shares offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters regarding the common shares offered hereby and other matters of Delaware law have been passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

EXPERTS

        McGladrey LLP, an independent registered public accounting firm located at 751 Arbor Way, Suite 200, Blue Bell, Pennsylvania 19422, has audited our consolidated financial statements as of December 31, 2013, and issued their reports dated March 18, 2014 and March 20, 2014.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our common shares offered by this prospectus. The registration statement contains additional information about us and our common shares being offered by this prospectus.

        Under the DGCL, our shareholders, upon a written demand stating the purpose thereof, have the right during usual hours for business to inspect for any proper purpose and to make copies and extracts from, our share ledger, a list of shareholders and its other books and records.

        We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our shareholders, along with the number of our common shares held by each of them, as part of our books and records and will be available for inspection by any shareholder at our office. We intend to update the shareholder list at least monthly to reflect changes in the information contained therein, including substituted investors. A copy of the shareholder list shall be mailed to any shareholder requesting the shareholder list within ten days of the request. The copy of the shareholder list shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than

10-point type). We may impose a reasonable charge for expenses incurred in reproduction of the shareholder list pursuant to the shareholder's request. In addition to the foregoing, Rule 14a-7 promulgated under the Exchange Act provides that, upon the request of a shareholder and the payment of the expenses of the distribution, we are required to distribute specific materials to shareholders in the context of the solicitation of proxies for voting on matters presented to shareholders or provide requesting shareholders with a copy of the list of shareholders so that the requesting shareholders may make the distribution of proxies themselves. If a proper request for the shareholder list is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or any other information for any commercial purpose of not related to the requesting shareholder's interest in our affairs. We may also require such shareholder sign a confidentiality agreement in connection with the request.

        We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of FS Energy and Power Fund and its affiliated companies. This notice supersedes any other privacy notice you may have received from FS Energy and Power Fund.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of common shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized employees of FS Advisor.  It is our policy that only authorized employees of FS Advisor who need to know your personal information will have access to it.

  •
  Service providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and government officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

FS Energy and Power Fund

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	June 30, 2014 (Unaudited)	December 31, 2013
Assets
Investments, at fair value (amortized cost—$2,866,003 and $2,249,954, respectively)	$2,954,968	$2,300,201
Cash	142,571	91,084
Receivable for investments sold and repaid	22,680	8,306
Interest receivable	29,285	25,467
Receivable for common shares purchased	182	135
Deferred financing costs	3,471	3,445
Prepaid expenses and other assets	150	21

Total assets	$3,153,307	$2,428,659

Liabilities
Payable for investments purchased	$87,819	$81,509
Credit facilities payable	710,000	624,174
Shareholder distributions payable	—	10,700
Management fees payable	14,678	10,751
Accrued capital gains incentive fees(1)	19,573	13,850
Subordinated income incentive fees payable(1)	10,013	6,786
Administrative services expense payable	1,461	418
Interest payable	2,063	2,005
Trustees' fees payable	227	251
Other accrued expenses and liabilities	3,287	1,978

Total liabilities	849,121	752,422

Commitments and contingencies(2)
Shareholders' equity
Preferred shares, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common shares, $0.001 par value, 450,000,000 shares authorized, 233,800,135 and 173,532,259 shares issued and outstanding, respectively	234	174
Capital in excess of par value	2,209,277	1,622,893
Accumulated undistributed net realized gains on investments and gain/loss on foreign currency(3)	15,082	10,898
Accumulated distributions in excess of net investment income(3)	(9,374)	(7,946)
Net unrealized appreciation (depreciation) on investments and unrealized gain/loss on foreign currency	88,967	50,218

Total shareholders' equity	2,304,186	1,676,237

Total liabilities and shareholders' equity	$3,153,307	$2,428,659

Net asset value per common share at period end	$9.86	$9.66

(1)
See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(2)
See Note 9 for a discussion of the Company's commitments and contingencies.

(3)
See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Investment income
Interest income	$61,752	$23,245	$112,719	$41,188
Fee income	10,255	927	15,844	3,895

Total investment income	72,007	24,172	128,563	45,083

Operating expenses
Management fees	14,678	6,654	27,545	11,365
Capital gains incentive fees(1)	3,015	(1,621)	8,580	1,989
Subordinated income incentive fees(1)	10,013	—	14,623	753
Administrative services expenses	1,008	544	1,943	997
Share transfer agent fees	660	475	1,307	875
Accounting and administrative fees	288	168	554	308
Interest expense	4,096	1,415	8,433	2,657
Trustees' fees	135	199	416	399
Other general and administrative expenses	1,033	767	1,737	1,210

Total operating expenses	34,926	8,601	65,138	20,553
Income taxes	51	—	107	—

Total expenses	34,977	8,601	65,245	20,553

Net investment income	37,030	15,571	63,318	24,530

Realized and unrealized gain/loss
Net realized gain (loss) on investments	2,411	3,760	4,691	3,421
Net realized gain (loss) on total return swap(2)	—	9,817	—	12,736
Net realized gain (loss) on foreign currency	31	—	(507)	10
Net change in unrealized appreciation (depreciation) on investments	12,697	(15,946)	38,718	(3,079)
Net change in unrealized appreciation (depreciation) on total return swap(2)	—	(5,731)	—	(3,141)
Net change in unrealized gain (loss) on foreign currency	(50)	(25)	31	(30)

Total net realized and unrealized gain/loss on investments	15,089	(8,125)	42,933	9,917

Net increase (decrease) in net assets resulting from operations	$52,119	$7,446	$106,251	$34,447

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.24	$0.07	$0.52	$0.39

Weighted average shares outstanding	219,030,100	100,028,169	203,738,493	87,762,307

(1)
See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(2)
On May 24, 2013, the Company terminated its total return swap agreement with Citibank, N.A.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30,
	2014	2013
Operations
Net investment income	$63,318	$24,530
Net realized gain (loss) on investments, total return swap and foreign currency(1)	4,184	16,167
Net change in unrealized appreciation (depreciation) on investments	38,718	(3,079)
Net change in unrealized appreciation (depreciation) on total return swap(1)	—	(3,141)
Net change in unrealized gain (loss) on foreign currency	31	(30)

Net increase (decrease) in net assets resulting from operations	106,251	34,447

Shareholder distributions(2)
Distributions from net investment income	(64,746)	(29,182)

Net decrease in net assets resulting from shareholder distributions	(64,746)	(29,182)

Capital share transactions
Issuance of common shares(3)	544,468	443,853
Reinvestment of shareholder distributions(3)	48,357	16,554
Repurchases of common shares(3)	(3,250)	(1,017)
Offering costs	(3,131)	(2,400)

Net increase in net assets resulting from capital share transactions	586,444	456,990

Total increase in net assets	627,949	462,255
Net assets at beginning of period	1,676,237	602,889

Net assets at end of period	$2,304,186	$1,065,144

Accumulated distributions in excess of net investment income(2)	$(9,374)	$(8,006)

(1)
On May 24, 2013, the Company terminated its total return swap agreement with Citibank, N.A.

(2)
See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)
See Note 3 for a discussion of transactions with respect to the Company's common shares during the six months ended June 30, 2014 and 2013.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$106,251	$34,447
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,059,647)	(1,056,798)
Paid-in-kind interest	(6,206)	—
Proceeds from sales and repayments of investments	460,436	348,473
Net realized (gain) loss on investments	(4,691)	(3,421)
Net change in unrealized (appreciation) depreciation on investments	(38,718)	3,079
Net change in unrealized (appreciation) depreciation on total return swap(1)	—	3,141
Accretion of discount	(5,941)	(1,332)
Amortization of deferred financing costs	824	369
(Increase) decrease in due from counterparty	—	56,876
(Increase) decrease in receivable for investments sold and repaid	(14,374)	(78,052)
(Increase) decrease in interest receivable	(3,818)	(12,306)
(Increase) decrease in receivable due on total return swap(1)	—	329
(Increase) decrease in prepaid expenses and other assets	(129)	87
Increase (decrease) in payable for investments purchased	6,310	144,530
Increase (decrease) in management fees payable	3,927	3,132
Increase (decrease) in expense recoupment payable to sponsor(2)	—	(1,083)
Increase (decrease) in accrued capital gains incentive fees	5,723	1,036
Increase (decrease) in subordinated income incentive fees payable	3,227	—
Increase (decrease) in administrative services expense payable	1,043	240
Increase (decrease) in interest payable	58	186
Increase (decrease) in trustees' fees payable	(24)	240
Increase (decrease) in other accrued expenses and liabilities	1,309	306

Net cash used in operating activities	(544,440)	(556,521)

Cash flows from financing activities
Issuance of common shares	544,421	443,894
Reinvestment of shareholder distributions	48,357	16,554
Repurchases of common shares	(3,250)	(1,017)
Offering costs	(3,131)	(2,400)
Shareholder distributions	(75,446)	(26,482)
Borrowings under credit facilities(3)	85,826	167,768
Deferred financing costs paid	(850)	(1,257)

Net cash provided by financing activities	595,927	597,060

Total increase (decrease) in cash	51,487	40,539
Cash at beginning of period	91,084	48,986

Cash at end of period	$142,571	$89,525

Supplemental disclosure
Excise taxes paid	$225	$—

(1)
On May 24, 2013, the Company terminated its total return swap agreement with Citibank, N.A.

(2)
See Note 4 for a discussion of expense recoupments paid by the Company to its investment adviser and affiliates.

(3)
See Note 8 for a discussion of the Company's credit facilities. During the six months ended June 30, 2014 and 2013, the Company paid $7,551 and $2,102, respectively, in interest expense on the credit facilities.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Schedule of Investments

As of June 30, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—37.1%
Allied Wireline Services, LLC	(j)	Service & Equipment	L+800	1.5%	2/28/19	$108,625	$106,930	$108,625
Alon USA Partners, L.P.	(g)(l)	Downstream	L+800	1.3%	11/26/18	4,104	4,251	4,279
AP Exhaust Acquisition, LLC	(h)	Service & Equipment	L+775	1.5%	1/16/21	15,000	15,000	15,000
Astoria Generating Co.	(g)(h)(k)	Power	L+700	1.5%	10/26/17	26,538	27,401	27,334
Atlas Energy, L.P.	(g)(l)	Midstream	L+550	1.0%	7/31/19	5,514	5,466	5,600
Azure Midstream Energy LLC	(g)	Midstream	L+550	1.0%	11/15/18	13,163	12,985	13,302
BBH Operating LLC		Upstream	Prime+500	3.3%	2/26/15	18,500	18,500	18,546
BBH Operating LLC	(e)	Upstream	Prime+500	3.3%	2/26/15	11,500	11,500	11,529
BL Sand Hills Unit, L.P.		Upstream	Prime+650	3.5%	12/17/17	7,787	6,763	7,281
BL Sand Hills Unit, L.P.	(e)	Upstream	Prime+650	3.5%	12/17/17	51,652	44,857	48,295
BlackBrush TexStar L.P.	(f)(g)(h)	Midstream	L+650	1.3%	6/4/19	69,999	69,679	70,760
Boomerang Tube, LLC	(f)(g)	Service & Equipment	L+950	1.5%	10/11/17	19,108	18,941	17,388
Buffalo Gulf Coast Terminals LLC	(g)	Midstream	L+400	1.3%	10/31/17	6,520	6,624	6,561
Crestwood Holdings LLC	(g)(h)(j)	Midstream	L+600	1.0%	6/19/19	33,086	33,258	33,675
EnergySolutions, LLC	(f)(g)	Service & Equipment	L+575	1.0%	5/29/20	21,818	21,385	22,100
EP Acquisition LLC		Upstream	Prime+500	3.3%	3/31/15	750	750	752
FR Dixie Acquisition Corp.	(g)(k)	Service & Equipment	L+475	1.0%	12/18/20	10,224	10,237	10,288
FR Utility Services LLC	(g)(k)	Service & Equipment	L+575	1.0%	10/18/19	15,078	14,977	15,248
Harvey Gulf International Marine, LLC	(g)	Service & Equipment	L+450	1.0%	6/18/20	7,935	7,844	7,902
Hudson Products Holdings Inc.	(g)	Service & Equipment	L+400	1.0%	3/15/19	5,792	5,778	5,819
Industrial Group Intermediate Holdings, LLC		Service & Equipment	L+800	1.3%	5/31/20	14,962	14,962	14,962
Larchmont Resources, LLC	(g)(h)(k)	Upstream	L+725	1.0%	8/7/19	21,488	21,491	21,971
MB Precision Holdings LLC	(h)	Service & Equipment	L+725	1.3%	1/23/20	13,433	13,433	13,433
McJunkin Red Man Corp.	(g)(l)	Service & Equipment	L+400	1.0%	11/8/19	1,777	1,777	1,791
Moxie Liberty LLC	(g)(h)(j)(k)	Power	L+650	1.0%	8/21/20	32,432	32,571	33,405
Moxie Patriot LLC	(j)	Power	L+575	1.0%	12/19/20	2,000	2,044	2,060
NES Global Talent Finance US LLC	(g)(h)(l)	Service & Equipment	L+550	1.0%	10/3/19	17,775	17,550	17,819
Panda Sherman Power, LLC	(f)(g)(h)(k)	Power	L+750	1.5%	9/14/18	16,909	17,242	17,363
Panda Temple Power, LLC (TLA)	(j)	Power	L+700	1.5%	7/17/18	16,200	15,999	16,605
Panda Temple Power, LLC (TLB)	(g)(h)(j)	Power	L+1000	1.5%	7/17/18	40,000	39,390	41,083
Panda Temple Power II, LLC	(g)(h)	Power	L+600	1.3%	4/3/19	23,809	24,324	24,404
PeroxyChem LLC	(h)(j)	Service & Equipment	L+650	1.0%	2/28/20	13,965	13,809	14,105
ProPetro Services, Inc.	(h)	Service & Equipment	L+625	1.0%	9/30/19	8,663	8,617	8,771
San Pedro Development, LLC		Upstream	Prime+400		6/30/15	21,200	17,685	20,458

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Sprint Industrial Holdings LLC	(h)	Service & Equipment	L+575	1.3%	11/14/19	$14,850	$14,833	$14,961
Stallion Oilfield Holdings, Inc.	(f)(g)(h)	Service & Equipment	L+675	1.3%	6/19/18	63,868	63,744	64,906
Swift Worldwide Resources US Holdings Corp.	(h)(j)	Service & Equipment	L+800	1.3%	4/30/19	59,961	59,961	59,961
Tervita Corp.	(g)(h)(k)(l)	Service & Equipment	L+500	1.3%	5/15/18	18,994	18,819	19,093
Total Safety U.S., Inc.	(g)	Service & Equipment	L+450	1.3%	3/13/20	4,416	4,479	4,355
TPF II LC, LLC	(g)(h)	Power	L+550	1.0%	8/21/19	17,588	17,616	17,940
Wastequip, LLC	(g)	Service & Equipment	L+450	1.0%	8/9/19	8,727	8,755	8,793
Willbros Group, Inc.	(g)(h)(l)	Service & Equipment	L+975	1.3%	8/7/19	22,085	21,440	22,499

Total Senior Secured Loans—First Lien							893,667	911,022
Unfunded Loan Commitments							(56,357)	(56,357)

Net Senior Secured Loans—First Lien							837,310	854,665

Senior Secured Loans—Second Lien—39.5%
Alison US LLC	(j)(k)(l)	Service & Equipment	L+850	1.0%	6/17/22	22,222	21,333	21,750
American Energy—Utica, LLC	(h)(j)	Upstream	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	119,306	119,306	121,096
American Energy—Utica, LLC		Upstream	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	81,010	81,010	82,225
Ameriforge Group Inc.	(f)(h)(j)(k)	Service & Equipment	L+750	1.3%	12/21/20	33,950	34,499	34,798
Brock Holdings III, Inc.	(f)(h)(j)	Service & Equipment	L+825	1.8%	3/16/18	33,605	33,848	33,983
Chief Exploration & Development LLC	(k)	Upstream	L+650	1.0%	5/16/21	19,576	19,489	20,066
Citrus Energy Appalachia, LLC	(g)(j)	Upstream	L+850	1.3%	7/26/18	56,574	55,131	56,716

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Consolidated Precision Products Corp.	(f)(g)(h)(j)	Service & Equipment	L+775	1.0%	4/30/21	$33,500	$33,345	$33,898
Drew Marine Group Inc.	(h)(j)(l)	Service & Equipment	L+700	1.0%	5/19/21	10,000	9,977	10,150
Extraction Oil & Gas Holdings, LLC		Upstream	11.0%		5/29/19	55,000	55,000	55,000
Fieldwood Energy LLC	(k)	Upstream	L+713	1.3%	9/30/20	8,547	8,846	8,830
Filtration Group Corp.	(g)	Service & Equipment	L+725	1.0%	11/21/21	2,632	2,607	2,698
Horn Intermediate Holdings, Inc.	(h)	Service & Equipment	L+775	1.3%	10/2/18	67,500	67,500	68,175
Husky Injection Molding Systems Ltd.	(f)(k)(l)	Service & Equipment	L+625	1.0%	6/30/22	3,000	2,985	3,026
Jonah Energy LLC	(f)	Upstream	L+650	1.0%	5/8/21	25,685	25,305	25,952
Neff Rental LLC	(f)	Service & Equipment	L+625	1.0%	6/9/21	5,435	5,408	5,431
Oxbow Carbon LLC	(h)	Midstream	L+700	1.0%	1/19/20	15,000	14,866	15,394
P2 Upstream Acquisition Co.	(f)(h)(j)(k)	Service & Equipment	L+800	1.0%	4/30/21	32,599	32,920	33,237
Power Buyer, LLC	(g)	Service & Equipment	L+725	1.0%	11/6/20	3,500	3,530	3,430
Sabine Oil & Gas LLC	(f)(g)	Upstream	L+750	1.3%	12/31/18	12,660	12,883	12,913
Teine Energy Ltd.	(j)(k)(l)	Upstream	L+625	1.3%	5/17/19	24,794	25,041	25,135
Templar Energy LLC	(f)(j)	Upstream	L+700	1.0%	11/25/20	76,923	75,479	76,538
Total Safety U.S., Inc.	(g)(h)	Service & Equipment	L+800	1.3%	9/13/20	12,805	13,079	12,837
UTEX Industries, Inc.	(g)(h)(j)	Service & Equipment	L+725	1.0%	5/20/22	30,636	30,520	31,058
Vantage Energy II, LLC		Upstream	L+750	1.0%	5/8/17	85,000	85,000	85,000
Vantage Energy, LLC	(j)	Upstream	L+750	1.0%	12/20/18	30,539	30,329	30,768

Total Senior Secured Loans—Second Lien							899,236	910,104

Senior Secured Bonds—7.4%
Erickson Air-Crane Inc.	(f)(i)(l)	Service & Equipment	8.3%		5/1/20	24,725	25,501	25,590
FourPoint Energy, LLC		Upstream	8.5%		12/31/20	74,250	64,934	64,226
Gastar Exploration USA, Inc.	(i)(l)	Upstream	8.6%		5/15/18	22,000	21,492	23,028
Globe Luxembourg SCA	(f)(l)	Service & Equipment	9.6%		5/1/18	10,000	9,672	11,186
Mirant Mid-Atlantic Trust	(f)(i)	Power	10.1%		12/30/28	11,643	13,011	13,244
Permian Tank & Manufacturing, Inc.	(g)	Service & Equipment	10.5%		1/15/18	4,000	4,082	4,120
See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Prince Mineral Holding Corp.	(i)	Service & Equipment	11.5%		12/15/19		$16,500	$18,004	$18,810
Ryerson Inc.	(f)(g)	Service & Equipment	9.0%		10/15/17		2,300	2,373	2,470
Tervita Corp.	(h)(i)(l)	Service & Equipment	8.0%		11/15/18		8,500	8,620	8,883

Total Senior Secured Bonds								167,689	171,557

Subordinated Debt—37.5%
Alta Mesa Holdings, L.P.	(f)	Upstream	9.6%		10/15/18		36,616	36,540	38,742
Atlas Energy Holdings Operating Co., LLC	(f)(i)(l)	Upstream	7.8%		1/15/21		21,450	20,586	22,241
Atlas Energy Holdings Operating Co., LLC	(i)(l)	Upstream	9.3%		8/15/21		2,563	2,767	2,781
Brand Energy & Infrastructure Services, Inc.	(f)(i)	Service & Equipment	8.5%		12/1/21		25,000	25,000	26,563
Chaparral Energy Inc.	(f)	Upstream	8.3%		9/1/21		2,000	2,056	2,209
Chaparral Energy Inc.	(f)(g)	Upstream	7.6%		11/15/22		15,225	16,304	16,518
CHC Helicopter S.A.	(f)(i)(l)	Service & Equipment	9.4%		6/1/21		12,500	12,716	13,379
Clayton Williams Energy, Inc.	(i)(l)	Upstream	7.8%		4/1/19		9,300	9,287	9,925
Comstock Resources, Inc.	(f)(l)	Upstream	9.5%		6/15/20		5,000	4,809	5,716
Crestwood Midstream Partners L.P.	(i)(l)	Midstream	6.1%		3/1/22		5,500	5,500	5,811
Crew Energy Inc.	(i)(l)(s)	Upstream	8.4%		10/21/20	C$	11,240	11,506	12,167
CrownRock, L.P.	(f)	Upstream	7.1%		4/15/21		$37,500	37,500	39,747
Diamondback Energy, Inc.	(i)(l)	Upstream	7.6%		10/1/21		5,500	5,500	6,097
Energy XXI Gulf Coast, Inc.	(i)	Upstream	7.5%		12/15/21		4,000	3,982	4,317
EP Energy LLC	(f)(l)	Upstream	7.8%		9/1/22		6,600	6,621	7,471
Era Group Inc.	(f)(l)	Service & Equipment	7.8%		12/15/22		7,750	7,633	8,254
Everest Acquisition LLC	(f)	Upstream	9.4%		5/1/20		19,250	19,823	22,152
Gardner Denver, Inc.	(f)(k)	Service & Equipment	6.9%		8/15/21		735	777	775
GenOn Energy, Inc.	(f)(i)	Power	9.9%		10/15/20		23,000	24,311	25,090
Global Partners L.P.	(f)(i)(l)	Midstream	6.3%		7/15/22		85,000	85,000	85,425
Hercules Offshore, Inc.	(f)(l)	Service & Equipment	8.8%		7/15/21		3,900	3,900	4,153
Hercules Offshore, Inc.	(f)(l)	Service & Equipment	7.5%		10/1/21		5,000	5,000	4,800

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Hercules Offshore, Inc.	(i)(l)	Service & Equipment	6.8%		4/1/22	$5,000	$5,000	$4,775
The Hillman Group, Inc.	(f)	Service & Equipment	6.4%		7/15/22	5,000	5,025	5,013
Ithaca Energy Inc.	(k)(l)	Upstream	8.1%		7/1/19	2,000	2,000	2,000
Jones Energy, Inc.	(i)(l)	Upstream	6.8%		4/1/22	17,000	17,000	18,035
The Kenan Advantage Group, Inc.	(f)(i)	Service & Equipment	8.4%		12/15/18	18,000	18,496	19,328
Legacy Reserves L.P.	(f)(i)(l)	Upstream	6.6%		12/1/21	14,000	13,818	14,271
Legacy Reserves L.P.	(f)(l)	Upstream	8.0%		12/1/20	16,750	16,441	17,973
Lightstream Resources Ltd.	(i)(l)	Upstream	8.6%		2/1/20	35,695	35,951	37,606
Lonestar Resources America Inc.	(i)	Upstream	8.8%		4/15/19	21,500	21,626	21,728
Martin Midstream Partners L.P.	(f)(l)	Midstream	7.3%		2/15/21	3,000	3,000	3,180
Memorial Production Partners L.P.	(i)(l)	Upstream	7.6%		5/1/21	7,000	6,804	7,355
Memorial Resource Development LLC	(i)	Upstream	10.8% PIK (10.8% Max PIK)		12/15/18	13,300	13,055	13,659
The Pantry Inc.	(f)(l)	Service & Equipment	8.4%		8/1/20	250	271	270
Peabody Energy Corp.	(f)(l)	Upstream	7.9%		11/1/26	2,000	2,100	2,107
Peabody Energy Corp.	(f)(k)(l)	Upstream	6.3%		11/15/21	1,985	1,992	1,994
Pinnacle Operating Corp.	(i)	Service & Equipment	9.0%		11/15/20	2,500	2,500	2,725
QR Energy, L.P.	(f)(i)(l)	Upstream	9.3%		8/1/20	25,030	25,568	27,533
Resolute Energy Corp.	(i)(l)	Upstream	8.5%		5/1/20	6,230	6,574	6,573
Rex Energy Corp.	(i)(l)	Upstream	8.9%		12/1/20	14,000	14,010	15,625
Rice Energy Inc.	(i)	Upstream	6.3%		5/1/22	7,350	7,350	7,571
RKI Exploration & Production, LLC	(f)	Upstream	8.5%		8/1/21	34,100	34,122	37,211
Samson Investment Co.	(f)(i)	Upstream	9.8%		2/15/20	25,500	25,751	27,086
Sanchez Energy Corp.	(i)(l)	Upstream	7.8%		6/15/21	14,500	14,251	16,030
SemGroup Corp.	(f)(l)	Midstream	7.5%		6/15/21	9,400	9,400	10,337
Sidewinder Drilling Inc.	(i)	Service & Equipment	9.8%		11/15/19	21,500	21,589	21,984
Silver II US Holdings, LLC	(f)	Service & Equipment	7.8%		12/15/20	1,835	1,977	1,973
Summit Midstream Holdings, LLC	(f)(l)	Midstream	7.5%		7/1/21	1,000	1,000	1,094
Swift Energy Co.	(f)(i)(l)	Upstream	7.9%		3/1/22	20,000	20,048	21,067
Talos Production LLC	(f)(i)	Upstream	9.8%		2/15/18	43,250	43,273	46,007
Tenrgys, LLC	(j)	Upstream	L+900	2.5%	12/23/18	75,000	75,000	75,750
Zachry Holdings, Inc.	(f)	Service & Equipment	7.5%		2/1/20	11,800	12,040	12,715

Total Subordinated Debt							824,150	864,908

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—6.7%(m)
Allied Downhole Technologies, LLC, Common Equity	(n)(o)	Service & Equipment	6,600,000	$6,600	$10,230
Allied Downhole Technologies, LLC, Warrants	(n)(o)	Service & Equipment	5,344,680	1,865	4,490
American Energy Ohio Holdings, LLC, Common Equity	(o)(p)	Upstream	14,900,000	14,900	14,900
AP Exhaust Holdings, LLC, Common Equity	(n)(o)	Service & Equipment	811	811	924
BBH Operating LLC, Common Equity	(o)(q)	Upstream	1,000	1,000	993
BL Sand Hills Unit, L.P., Net Profits Interest	(o)(r)	Upstream	N/A	961	1,041
BL Sand Hills Unit, L.P. Overriding Royalty Interest	(r)	Upstream	N/A	137	137
Extraction Oil & Gas Holdings, LLC, Common Equity	(n)(o)	Upstream	2,794,500	7,500	7,545
Fortune Creek Co-Invest I L.P., LP Interest	(l)(s)	Midstream	N/A	17,246	17,440
FourPoint Energy, LLC, Common Equity	(n)(o)	Upstream	12,374	8,176	12,374
Industrial Group Intermediate Holdings, LLC, Common Equity	(n)(o)	Service & Equipment	371,901	372	372
MB Precision Holdings LLC, Common Equity	(o)	Service & Equipment	450,000	450	495
Plains Offshore Operations Inc., Preferred Equity	(f)	Upstream	21,067	23,933	26,183
Plains Offshore Operations Inc., Warrants	(f)(o)	Upstream	427,005	689	1,110
San Pedro Development, LLC, Net Profits Interest	(o)(t)	Upstream	N/A	3,515	4,724
Swift Worldwide Resources Holdco Limited, Common Equity	(l)(o)(u)	Service & Equipment	3,750,000	6,029	7,376
Synergy Offshore LLC, Preferred Equity	(v)	Upstream	40,000	43,434	43,400

Total Equity/Other				137,618	153,734

TOTAL INVESTMENTS—128.2%				$2,866,003	2,954,968

LIABILITIES IN EXCESS OF OTHER ASSETS—(28.2%)					(650,782)

NET ASSETS—100.0%					$2,304,186

(a)
Security may be an obligation of one or more entities affiliated with the named company.
(b)
Certain variable rate securities in the Company's portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2014, the three-month London Interbank Offered Rate was 0.23% and the U.S. Prime Lending Rate was 3.25%.
(c)
Denominated in U.S. dollars, unless otherwise noted.
(d)
Fair value determined by the Company's board of trustees (see Note 7).
(e)
Security is an unfunded loan commitment.
(f)
Security or portion thereof held within FSEP Term Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2014

(in thousands, except share amounts)

(g)	Security or portion thereof held within EP Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 8).
(h)	Security or portion thereof held within Energy Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Natixis, New York Branch (see Note 8).
(i)	Security or portion thereof held within Berwyn Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc. Securities held within Berwyn Funding LLC may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) of the Securities Exchange Act of 1934, as amended, subject to the terms and conditions of the agreements governing the prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (See Note 8).
(j)	Security or portion thereof held within Gladwyne Funding LLC, a wholly-owned subsidiary of the Company.
(k)	Position or portion thereof unsettled as of June 30, 2014.
(l)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company's total assets. As of June 30, 2014, 81.1% of the Company's total assets represented qualifying assets.
(m)	Listed investments may be treated as debt for GAAP or tax purposes.
(n)	Security held within FSEP Investments, Inc., a wholly-owned subsidiary of the Company.
(o)	Security is non-income producing.
(p)	Security held within EP American Energy Investments, Inc., a wholly-owned subsidiary of the Company.
(q)	Security held within FSEP-BBH, Inc., a wholly-owned subsidiary of the Company.
(r)	Security held within EP Burnett Investments, Inc., a wholly-owned subsidiary of the Company.
(s)	Investment denominated in Canadian dollars. Amortized cost and fair value are converted into U.S. dollars as of June 30, 2014.
(t)	Security held within EP San Pedro Investments, LLC, a wholly-owned subsidiary of the Company.
(u)	Investment denominated in British pounds. Amortized cost and fair value are converted into U.S. dollars as of June 30, 2014.
(v)	Security held within EP Synergy Investments, Inc., a wholly-owned subsidiary of the Company.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—37.9%
Alon USA Partners, L.P.	(e)(i)	Downstream	L+800	1.3%	11/26/18	$4,125	$4,289	$4,256
Atlas Energy, L.P.	(e)(f)(i)	Midstream	L+550	1.0%	7/31/19	8,534	8,529	8,769
Azure Midstream Energy LLC	(e)	Midstream	L+550	1.0%	11/15/18	13,500	13,301	13,601
BBH Operating LLC		Upstream	Prime+500	3.3%	2/26/15	17,000	17,000	17,000
BBH Operating LLC		Upstream	Prime+500	3.3%	2/26/15	13,000	13,000	13,000
BL Sand Hills Unit, L.P.	(h)	Upstream	Prime+650	3.5%	12/17/17	3,431	2,980	2,980
BL Sand Hills Unit, L.P.	(h)	Upstream	Prime+650	3.5%	12/17/17	56,569	49,127	49,127
BlackBrush TexStar L.P.	(d)(e)(f)	Midstream	L+650	1.3%	6/4/19	60,764	60,416	61,334
Boomerang Tube, LLC	(d)(e)	Service & Equipment	L+950	1.5%	10/11/17	19,631	19,443	18,944
Brock Holdings III, Inc.	(e)	Service & Equipment	L+450	1.5%	3/16/17	2,763	2,799	2,777
Buffalo Gulf Coast Terminals LLC	(e)	Midstream	L+400	1.3%	10/31/17	6,554	6,672	6,619
Cedar Bay Generating Co., L.P.	(f)	Power	L+500	1.3%	4/23/20	8,848	8,766	8,920
Crestwood Holdings LLC	(e)(f)	Midstream	L+600	1.0%	6/19/19	28,868	28,952	29,734
EP Acquisition LLC		Upstream	Prime+500	3.3%	3/31/15	750	750	750
FR Utility Services LLC	(e)(f)	Service & Equipment	L+575	1.0%	10/18/19	19,389	19,219	19,389
Harvey Gulf International Marine, LLC	(e)	Service & Equipment	L+450	1.0%	6/18/20	9,975	9,848	10,081
Hudson Products Holdings Inc.	(e)(f)	Service & Equipment	L+400	1.3%	6/7/17	10,329	10,368	10,415
Larchmont Resources, LLC	(e)(f)	Upstream	L+725	1.0%	8/7/19	18,834	18,775	19,187
McJunkin Red Man Corp.	(e)(i)	Service & Equipment	L+400	1.0%	11/9/19	5,796	5,796	5,889
Moxie Liberty LLC	(e)(f)	Power	L+650	1.0%	8/21/20	27,432	27,419	28,187
NES Global Talent Finance US LLC	(e)(f)(i)	Service & Equipment	L+550	1.0%	10/3/19	18,000	17,755	17,978
Panda Sherman Power, LLC	(d)(e)	Power	L+750	1.5%	9/14/18	10,909	11,104	11,236
Panda Temple Power, LLC (TLA)		Power	L+700	1.5%	7/17/18	16,200	15,981	16,635
Panda Temple Power, LLC (TLB)	(e)(f)	Power	L+1000	1.5%	7/17/18	40,000	39,337	41,200
Panda Temple Power II, LLC	(e)(f)	Power	L+600	1.3%	4/3/19	18,809	19,212	19,373
ProPetro Services, Inc.	(e)(f)(h)	Service & Equipment	L+625	1.0%	9/30/19	8,913	8,861	8,968
Prowler Acquisition Corp.	(e)	Service & Equipment	L+475	1.0%	3/19/19	4,813	4,769	4,813
San Pedro Development, LLC	(f)	Upstream	Prime+400		6/30/15	19,974	16,662	17,278

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
San Pedro Development, LLC	(f)	Upstream	Prime+400		6/30/15	$26	$22	$22
Sandy Creek Energy Associates, L.P.	(e)(f)(h)	Power	L+400	1.0%	11/8/20	15,584	15,507	15,614
Sprint Industrial Holdings LLC	(f)	Service & Equipment	L+575	1.3%	11/14/19	13,074	13,059	13,237
Stallion Oilfield Holdings, Inc.	(d)(e)(f)(h)	Service & Equipment	L+675	1.3%	6/19/18	63,711	63,521	65,145
Swift Worldwide Resources US Holdings Corp.		Service & Equipment	L+800	1.3%	4/30/19	60,263	60,263	60,263
Total Safety U.S., Inc.	(e)(f)	Service & Equipment	L+450	1.3%	3/13/20	12,858	13,050	12,914
TPF II LC, LLC	(e)(f)	Power	L+550	1.0%	8/21/19	17,910	17,938	18,268
Wastequip, LLC	(e)	Service & Equipment	L+450	1.0%	8/9/19	8,771	8,801	8,859
Westway Group, LLC	(e)	Service & Equipment	L+400	1.0%	2/27/20	8,933	9,030	8,994
Willbros Group, Inc.	(e)(f)(i)	Service & Equipment	L+975	1.3%	8/7/19	24,938	24,155	25,312

Total Senior Secured Loans—First Lien							686,476	697,068
Unfunded Loan Commitments							(62,149)	(62,149)

Net Senior Secured Loans—First Lien							624,327	634,919

Senior Secured Loans—Second Lien—40.8%
American Energy—Utica, LLC	(f)	Upstream	L+475, 4.8% PIK	1.5%	9/30/18	116,057	116,057	116,057
Ameriforge Group Inc.	(d)(f)(h)	Service & Equipment	L+750	1.3%	12/21/20	27,950	28,403	28,579
Brock Holdings III, Inc.	(d)(f)(h)	Service & Equipment	L+825	1.8%	3/16/18	33,605	33,874	34,235
Citrus Energy Appalachia, LLC	(e)(h)	Upstream	L+850	1.3%	7/26/18	56,829	55,249	56,687
Consolidated Precision Products Corp.	(d)(e)(f)	Service & Equipment	L+775	1.0%	4/30/21	33,500	33,337	34,170
Drew Marine Group Inc.	(f)(i)	Service & Equipment	L+700	1.0%	5/19/21	10,000	9,975	10,075
Filtration Group Corp.	(e)	Service & Equipment	L+725	1.0%	11/21/21	2,632	2,606	2,697
Horn Intermediate Holdings, Inc.		Service & Equipment	L+775	1.3%	10/2/18	67,500	67,500	68,175
Oxbow Carbon LLC	(f)	Midstream	L+700	1.0%	1/19/20	15,000	14,858	15,309
P2 Upstream Acquisition Co.	(f)	Service & Equipment	L+800	1.0%	4/30/21	21,409	21,511	21,837
Power Buyer, LLC	(e)(f)	Service & Equipment	L+725	1.0%	11/6/20	7,500	7,495	7,388
Rice Drilling B LLC	(f)	Upstream	L+725	1.3%	10/25/18	59,960	59,270	61,309
Sabine Oil & Gas LLC	(d)(e)	Upstream	L+750	1.3%	12/31/18	12,660	12,903	12,818
Teine Energy Ltd.	(h)(i)	Upstream	L+625	1.3%	5/17/19	19,007	19,076	19,292
Templar Energy LLC	(d)	Upstream	L+700	1.0%	11/25/20	76,923	75,396	77,356

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
TNT Crane & Rigging, Inc.		Service & Equipment	L+900	1.0%	11/27/21	$1,500	$1,381	$1,448
Total Safety U.S., Inc.	(e)(f)	Service & Equipment	L+800	1.3%	9/13/20	12,805	13,095	12,966
UTEX Industries, Inc.	(e)(f)(h)	Service & Equipment	L+750	1.3%	4/10/21	31,046	31,313	31,822
Vantage Energy, LLC	(h)	Upstream	L+750	1.0%	12/20/18	27,692	27,415	27,692
WildHorse Resources, LLC	(e)	Upstream	L+625	1.3%	12/13/18	43,593	42,798	43,811

Total Senior Secured Loans—Second Lien							673,512	683,723

Senior Secured Bonds—4.9%
Erickson Air-Crane Inc.	(d)(i)	Service & Equipment	8.3%		5/1/20	10,875	10,919	11,283
Gastar Exploration USA, Inc.	(g)(i)	Upstream	8.6%		5/15/18	22,000	21,439	21,850
Globe Luxembourg SCA	(d)(i)	Service & Equipment	9.6%		5/1/18	10,000	9,637	10,469
Iracore International Holdings, Inc.	(g)	Service & Equipment	9.5%		6/1/18	9,500	9,702	10,077
Murray Energy Corp.	(d)	Upstream	8.6%		6/15/21	4,000	4,000	4,147
Permian Tank & Manufacturing, Inc.	(e)	Service & Equipment	10.5%		1/15/18	4,000	4,091	3,981
Prince Mineral Holding Corp.		Service & Equipment	11.5%		12/15/19	6,500	6,757	7,215
Ryerson Inc.	(d)(e)	Service & Equipment	9.0%		10/15/17	3,300	3,465	3,506
Shale-Inland Holdings, LLC	(e)(f)	Service & Equipment	8.8%		11/15/19	9,550	9,543	9,956

Total Senior Secured Bonds							79,553	82,484

Subordinated Debt—47.1%
Abengoa Finance, S.A.U.	(g)(i)	Service & Equipment	7.8%		2/1/20	2,500	2,500	2,606
Alta Mesa Holdings, L.P.	(d)	Upstream	9.6%		10/15/18	42,616	42,580	45,792
Atlas Energy Holdings Operating Co., LLC	(g)(i)	Upstream	7.8%		1/15/21	16,800	15,878	16,037
Aurora USA Oil & Gas, Inc.	(g)(i)	Upstream	9.9%		2/15/17	15,250	15,702	16,433
BOE Intermediate Holding Corp.	(g)	Service & Equipment	9.8% PIK		11/1/17	3,398	3,369	3,559
Brand Energy & Infrastructure Services, Inc.	(d)(g)	Service & Equipment	8.5%		12/1/21	25,000	25,000	25,500
BreitBurn Energy Partners L.P.	(g)(i)	Upstream	7.9%		4/15/22	3,500	3,508	3,654
Chaparral Energy Inc.	(d)	Upstream	8.3%		9/1/21	2,000	2,059	2,178
Chaparral Energy Inc.	(d)(e)	Upstream	7.6%		11/15/22	15,225	16,352	16,331
CHC Helicopter S.A.	(d)(g)(i)	Service & Equipment	9.4%		6/1/21	12,500	12,727	12,754

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)		Amortized Cost	Fair Value(c)
Clayton Williams Energy, Inc.	(g)(i)	Upstream	7.8%		4/1/19		$9,300	$9,286	$9,617
Comstock Resources, Inc.	(d)(i)	Upstream	9.5%		6/15/20		5,000	4,797	5,610
Crestwood Midstream Partners L.P.	(g)(i)	Midstream	6.1%		3/1/22		5,500	5,500	5,640
Crew Energy Inc.	(g)(i)	Upstream	8.4%		10/21/20	C$	10,000	9,615	9,566
CrownRock, L.P.	(d)	Upstream	7.1%		4/15/21		$50,000	50,000	49,712
Diamondback Energy, Inc.	(g)(i)	Upstream	7.6%		10/1/21		5,500	5,500	5,801
Energy XXI Gulf Coast, Inc.	(g)	Upstream	7.5%		12/15/21		4,000	3,981	4,188
EP Energy LLC	(d)	Upstream	7.8%		9/1/22		6,600	6,622	7,417
EPE Holdings LLC	(d)	Upstream	8.9% PIK		12/15/17		6,535	6,510	6,805
Era Group Inc.	(d)(i)	Service & Equipment	7.8%		12/15/22		7,750	7,628	8,060
Everest Acquisition LLC	(d)	Upstream	9.4%		5/1/20		19,250	19,863	22,402
Global Partners L.P.	(i)	Midstream	8.0%		2/14/18		70,000	68,197	70,613
Global Partners L.P.	(i)	Midstream	7.8%		12/23/18		40,000	40,000	40,000
Hercules Offshore, Inc.	(d)(i)	Service & Equipment	8.8%		7/15/21		3,900	3,900	4,293
Hercules Offshore, Inc.	(d)(i)	Service & Equipment	7.5%		10/1/21		5,000	5,000	5,299
The Kenan Advantage Group, Inc.	(d)(g)	Service & Equipment	8.4%		12/15/18		18,000	18,542	19,035
Legacy Reserves L.P.	(d)(i)	Upstream	6.6%		12/1/21		9,600	9,454	9,287
Legacy Reserves L.P.	(d)(i)	Upstream	8.0%		12/1/20		16,750	16,424	17,306
Martin Midstream Partners L.P.	(d)(i)	Midstream	7.3%		2/15/21		3,000	3,000	3,075
Memorial Production Partners L.P.	(g)(i)	Upstream	7.6%		5/1/21		7,000	6,794	7,211
Memorial Resource Development LLC	(g)	Upstream	10.8% PIK		12/15/18		13,300	13,034	13,300
PetroBakken Energy Ltd.	(g)(i)	Upstream	8.6%		2/1/20		31,295	31,424	31,737
Pinnacle Operating Corp.	(g)	Service & Equipment	9.0%		11/15/20		2,500	2,500	2,656
QR Energy, L.P.	(d)(g)(i)	Upstream	9.3%		8/1/20		25,030	25,602	26,066
Rex Energy Corp.	(g)(i)	Upstream	8.9%		12/1/20		14,000	14,011	15,330
RKI Exploration & Production, LLC	(d)	Upstream	8.5%		8/1/21		34,100	34,124	36,096
Samson Investment Co.	(d)(h)	Upstream	9.8%		2/15/20		23,000	23,029	25,137
Sanchez Energy Corp.	(g)(i)	Upstream	7.8%		6/15/21		14,500	14,238	14,892
SemGroup Corp.	(d)(i)	Midstream	7.5%		6/15/21		9,400	9,400	9,955
Sidewinder Drilling Inc.		Service & Equipment	9.8%		11/15/19		21,500	21,596	19,028
Summit Midstream Holdings, LLC	(d)(i)	Midstream	7.5%		7/1/21		1,000	1,000	1,050
Talos Production LLC	(d)(g)	Upstream	9.8%		2/15/18		40,250	40,091	41,256
Tenrgys, LLC		Upstream	L+900	2.5%	12/23/18		75,000	75,000	75,000
Tervita Corp.	(g)(i)	Service & Equipment	10.9%		2/15/18		10,000	9,689	10,175
Zachry Holdings, Inc.	(d)	Service & Equipment	7.5%		2/1/20		11,800	12,057	12,375

Total Subordinated Debt								767,083	789,834

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(c)
Equity/Other—6.5%(j)
American Energy Ohio Holdings, LLC, Common Equity	(k)(l)	Upstream	7,788,845	$7,789	$7,789
BBH Operating LLC, Common Equity	(l)(m)	Upstream	1,000	1,000	924
BL Sand Hills Unit, L.P., Net Profits Interest	(h)(l)(n)	Upstream	N/A	395	395
BL Sand Hills Unit, L.P., Overriding Royalty Interest	(h)(l)(n)	Upstream	N/A	56	56
Fortune Creek Co-Invest I L.P., LP Interest	(i)(o)	Midstream	N/A	22,597	22,715
Plains Offshore Operations Inc., Preferred Equity	(d)	Upstream	20,000	22,161	25,052
Plains Offshore Operations Inc., Warrants	(d)(l)	Upstream	405,378	689	1,054
San Pedro Development, LLC, Net Profits Interest	(l)(p)	Upstream	N/A	3,312	3,641
Swift Worldwide Resources Holdco Limited, Common Equity	(i)(l)(q)	Service & Equipment	3,750,000	6,029	6,215
Synergy Offshore LLC, Preferred Equity	(r)	Upstream	40,000	41,451	41,400

Total Equity/Other				105,479	109,241

TOTAL INVESTMENTS—137.2%				$2,249,954	2,300,201

LIABILITIES IN EXCESS OF OTHER ASSETS—(37.2%)					(623,964)

NET ASSETS—100.0%					$1,676,237

(a)
Security may be an obligation of one or more entities affiliated with the named company.
(b)
Denominated in U.S. dollars, unless otherwise noted.
(c)
Fair value determined by the Company's board of trustees (see Note 7).
(d)
Security or portion thereof held within FSEP Term Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).
(e)
Security or portion thereof held within EP Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 8).
(f)
Security or portion thereof held within Energy Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Natixis, New York Branch (see Note 8).
(g)
Security or portion thereof held within Berwyn Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (see Note 8).
(h)
Position or portion thereof unsettled as of December 31, 2013.
(i)
The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company's total assets. As of December 31, 2013, 78.3% of the Company's total assets represented qualifying assets.
(j)
Listed investments may be treated as debt for GAAP or tax purposes.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

(k)	Security held within EP American Energy Investments, Inc., a wholly-owned subsidiary of the Company.
(l)	Security is non-income producing.
(m)	Security held within FSEP-BBH, Inc., a wholly-owned subsidiary of the Company.
(n)	Security held within EP Burnett Investments, Inc., a wholly-owned subsidiary of the Company.
(o)	Investment denominated in Canadian dollars. Amortized cost and fair value are converted into U.S. dollars as of December 31, 2013.
(p)	Security held within EP San Pedro Investments, LLC, a wholly-owned subsidiary of the Company.
(q)	Investment denominated in British pounds. Amortized cost and fair value are converted into U.S. dollars as of December 31, 2013.
(r)	Security held within EP Synergy Investments, Inc., a wholly-owned subsidiary of the Company.

See notes to unaudited consolidated financial statements.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

        FS Energy and Power Fund, or the Company, was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010 and formally commenced investment operations on July 18, 2011 upon raising gross proceeds in excess of $2,500, or the minimum offering requirement, from sales of its common shares of beneficial interest, or common shares, in its continuous public offering to persons who were not affiliated with the Company or the Company's investment adviser, FS Investment Advisor, LLC, or FS Advisor, a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, and an affiliate of the Company. Prior to satisfying the minimum offering requirement, the Company had no operations except for matters relating to its organization.

        The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of June 30, 2014, the Company had four wholly-owned financing subsidiaries and seven wholly-owned subsidiaries through which it holds interests in certain non-controlled and non-affiliated portfolio companies. The unaudited consolidated financial statements include both the Company's accounts and the accounts of its wholly-owned subsidiaries as of June 30, 2014. All significant intercompany transactions have been eliminated in consolidation. Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state income taxes.

        The Company's investment objective is to generate current income and long-term capital appreciation by investing primarily in privately-held U.S. companies in the energy and power industry. The Company's investment policy is to invest, under normal circumstances, at least 80% of its total assets in securities of energy and power related, or Energy, companies. The Company considers Energy companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power, including those companies that provide equipment or services to companies engaged in any of the foregoing.

Note 2. Summary of Significant Accounting Policies

        Basis of Presentation:    The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company's interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2013 included in the Company's annual report on Form 10-K. Operating results for the three and six months ended June 30, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014. The December 31, 2013 consolidated balance sheet and consolidated schedule of investments are derived from the Company's audited consolidated financial statements as of and for the

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

year ended December 31, 2013. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

        Use of Estimates:    The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

        Capital Gains Incentive Fee:    The Company entered into an investment advisory and administrative services agreement with FS Advisor, dated as of April 28, 2011, which was amended on August 10, 2012, and which, as amended, is referred to herein as the investment advisory and administrative services agreement. Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company's incentive fee capital gains (i.e., the Company's realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

        While the investment advisory and administrative services agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FS Advisor if the Company's entire portfolio were liquidated at its fair value as of the balance sheet date even though FS Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

        In addition, the Company historically treated all net settlement payments received by the Company pursuant to its total return swap, or TRS (which was terminated on May 24, 2013), as realized capital gains and included only the aggregate amount of unrealized depreciation on the TRS as a whole in calculating the capital gains incentive fee payable to FS Advisor with respect to realized gains, in each case, in accordance with GAAP. However, the staff of the Division of Investment Management of the SEC, or the Staff, informed the Company that it is their interpretation of the applicable language in the Advisers Act that the Company should "look through" the TRS in calculating its capital gains incentive fee. Under this "look through" methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans or securities underlying the TRS directly would be treated as net investment income subject to the subordinated incentive fee on income payable to FS Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans or securities underlying the TRS would further reduce the capital gains incentive fee payable to FS

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

Advisor with respect to realized gains. FS Advisor voluntarily agreed to waive any capital gains incentive fee calculated in accordance with GAAP to which it would otherwise be entitled in respect of the TRS if and to the extent that the amount of such fee exceeds the sum of (i) the amount of capital gains incentive fee determined in respect of the TRS on a "look through" basis under which the Company treats the reference assets underlying the TRS as investments of the Company and (ii) the aggregate amount of subordinated incentive fees on income which would have been payable to FS Advisor with respect to the portion of the net settlement payments received by the Company pursuant to the TRS which represent net investment income on the loans or securities underlying the TRS on a "look through" basis. As of June 30, 2013, the aggregate capital gains incentive fees paid to FS Advisor in prior periods and accrued as of such date with respect to realized gains in accordance with GAAP were less than the fees which would have been payable in accordance with the "look through" methodology.

        Subordinated Income Incentive Fee:    Pursuant to the investment advisory and administrative services agreement, FS Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of the Company's "pre-incentive fee net investment income" for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, FS Advisor will not earn this incentive fee for any quarter until the Company's pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.625%. Once the Company's pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS Advisor will be entitled to a "catch-up" fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company's pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of adjusted capital. Thereafter, FS Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

        Reclassifications:    Certain amounts in the unaudited consolidated financial statements for the three and six months ended June 30, 2013 have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements for the three and six months ended June 30, 2014. These reclassifications had no material impact on the Company's consolidated financial position, results of operations or cash flows as previously reported.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

        Below is a summary of transactions with respect to the Company's common shares during the six months ended June 30, 2014 and 2013:

	Six Months Ended June 30,
	2014		2013
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	55,660,059	$599,756	46,470,564	$486,802
Reinvestment of Distributions	4,940,721	48,357	1,735,054	16,554

Total Gross Proceeds	60,600,780	648,113	48,205,618	503,356
Commissions and Dealer Manager Fees	—	(55,288)	—	(42,949)

Net Proceeds to Company	60,600,780	592,825	48,205,618	460,407
Share Repurchase Program	(332,904)	(3,250)	(106,938)	(1,017)

Net Proceeds from Share Transactions	60,267,876	$589,575	48,098,680	$459,390

Status of Continuous Public Offering

        Since commencing its continuous public offering and through July 29, 2014, the Company has sold 242,924,123 common shares (as adjusted for share distributions) for gross proceeds of $2,536,600. As of July 29, 2014, the Company had raised total gross proceeds of $2,556,804, including $200 of seed capital contributed by the principals of FS Advisor in December 2010 and $20,004 in proceeds raised from the principals of FS Advisor, other individuals and entities affiliated with FS Advisor, certain members of the Company's board of trustees and certain individuals and entities affiliated with GSO Capital Partners LP, or GSO, the Company's investment sub-adviser, in a private placement conducted in April 2011 (see Note 4).

        During the six months ended June 30, 2014 and 2013, the Company sold 60,600,780 and 48,205,618 common shares for gross proceeds of $648,113 and $503,356, respectively, at an average price per share of $10.69 and $10.44, respectively. The gross proceeds received during the six months ended June 30, 2014 and 2013 include reinvested shareholder distributions of $48,357 and $16,554, respectively, for which the Company issued 4,940,721 and 1,735,054 common shares, respectively. During the period from July 1, 2014 to July 29, 2014, the Company sold 10,673,968 common shares for gross proceeds of $116,447 at an average price per share of $10.91.

        The proceeds from the issuance of common shares as presented on the Company's unaudited consolidated statements of changes in net assets and unaudited consolidated statements of cash flows are presented net of selling commissions and dealer manager fees of $55,288 and $42,949 for the six months ended June 30, 2014 and 2013, respectively.

Share Repurchase Program

        The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company's board of trustees will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase common shares and under what terms:

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (Continued)

  •
  the effect of such repurchases on the Company's qualification as a RIC (including the consequences of any necessary asset sales);

  •
  the liquidity of the Company's assets (including fees and costs associated with disposing of assets);

  •
  the Company's investment plans and working capital requirements;

  •
  the relative economies of scale with respect to the Company's size;

  •
  the Company's history in repurchasing common shares or portions thereof; and

  •
  the condition of the securities markets.

        The Company currently intends to limit the number of common shares to be repurchased during any calendar year to the number of common shares it can repurchase with the proceeds it receives from the issuance of common shares under its distribution reinvestment plan. At the discretion of the Company's board of trustees, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase common shares. In addition, the Company will limit the number of common shares to be repurchased in any calendar year to 10% of the weighted average number of common shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of common shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company intends to offer to repurchase such common shares on each date of repurchase at a price equal to 90% of the offering price in effect on the date of repurchase. In months in which the Company repurchases common shares pursuant to its share repurchase program, it expects to conduct repurchases on the same date that it holds its first weekly closing in such month for the sale of common shares in its public offering. The Company's board of trustees may amend, suspend or terminate the share repurchase program at any time, upon 30 days' notice. The first such tender offer commenced in August 2012, and the repurchase occurred in connection with the Company's October 1, 2012 semi-monthly closing.

        The following table provides information concerning the Company's repurchases of common shares pursuant to its share repurchase program during the six months ended June 30, 2014 and 2013:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2013
December 31, 2012	January 2, 2013	24,249	100%	$9.405	$228
March 31, 2013	April 1, 2013	82,689	100%	$9.540	$789
Fiscal 2014
December 31, 2013	January 2, 2014	174,181	100%	$9.720	$1,693
March 31, 2014	April 2, 2014	158,723	100%	$9.810	$1,557

        On July 2, 2014, the Company repurchased 401,302 common shares (representing 100% of common shares tendered for repurchase) at $9.90 per share for aggregate consideration totaling $3,973.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions

Compensation of the Investment Adviser and Dealer Manager

        Pursuant to the investment advisory and administrative services agreement, FS Advisor is entitled to an annual base management fee of 2.0% of the average value of the Company's gross assets and an incentive fee based on the Company's performance. The Company commenced accruing fees under the investment advisory and administrative services agreement on July 18, 2011, upon commencement of the Company's investment operations. Base management fees are paid on a quarterly basis in arrears.

        The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of the Company's "pre-incentive fee net investment income" for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, FS Advisor will not earn this incentive fee for any quarter until the Company's pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.625%. Once the Company's pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS Advisor will be entitled to a "catch-up" fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company's pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of adjusted capital. This "catch-up" feature allows FS Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FS Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

        The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company's incentive fee capital gains, which equal the Company's realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FS Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. See Note 2 for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.

        The Company reimburses FS Advisor for expenses necessary to perform services related to the Company's administration and operations. The amount of this reimbursement is set at the lesser of (1) FS Advisor's actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FS Advisor is required to allocate the cost of such services to the Company based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company's board of trustees then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Company's board of trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company's board of trustees compares the total amount

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

paid to FS Advisor for such services as a percentage of the Company's net assets to the same ratio as reported by other comparable BDCs.

        Franklin Square Holdings, L.P., or Franklin Square Holdings, the Company's sponsor and an affiliate of FS Advisor, has funded certain of the Company's offering costs and organization costs. These costs have been recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the consolidated financial statements and the organization costs were charged to expense as incurred by the Company. Under the terms of the investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, FS Advisor became entitled to receive 1.5% of gross proceeds raised in the Company's continuous public offering until all offering and organization costs funded by FS Advisor or its affiliates (including Franklin Square Holdings) had been recovered. On July 18, 2011, the Company satisfied the minimum offering requirement. During the six months ended June 30, 2014 and 2013, Franklin Square Holdings did not fund any of the Company's offering and organization costs, and the Company did not pay any reimbursements to FS Advisor and its affiliates for offering and organization costs previously funded.

        The dealer manager for the Company's continuous public offering is FS2 Capital Partners, LLC, or FS2, which is one of the Company's affiliates. Under the dealer manager agreement among the Company, FS Advisor and FS2, FS2 is entitled to receive sales commissions and dealer manager fees in connection with the sale of common shares in the Company's continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers.

        The following table describes the fees and expenses accrued under the investment advisory and administrative services agreement and the dealer manager agreement during the three and six months ended June 30, 2014 and 2013:

			Three Months Ended June 30,		Six Months Ended June 30,
Related Party	Source Agreement	Description	2014	2013	2014	2013
FS Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$14,678	$6,654	$27,545	$11,365
FS Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$3,015	$(1,621)	$8,580	$1,989
FS Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(3)	$10,013	$—	$14,623	$753
FS Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$1,008	$544	$1,943	$997
FS2	Dealer Manager Agreement	Dealer Manager Fee(5)	$5,608	$4,747	$10,646	$8,922

(1)
During the six months ended June 30, 2014 and 2013, $23,618 and $8,233, respectively, in base management fees were paid to FS Advisor. As of June 30, 2014, $14,678 in base management fees were payable to FS Advisor.

(2)
During the six months ended June 30, 2014 and 2013, the Company accrued capital gains incentive fees of $8,580 and $1,989, respectively, based on the performance of its portfolio, of which $7,559 and $(33), respectively, was based on unrealized gains (or a decline in unrealized gains) and $1,021 and $2,022, respectively, was based on realized gains. No such fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company paid FS Advisor $2,857 and $953 in capital gains incentive fees during the six months ended June 30, 2014 and 2013, respectively. As of June 30, 2014, the Company had accrued capital gains incentive fees of $19,573, of which $18,552 was based on unrealized gains and $1,021 was based on realized gains.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

(3)
During the six months ended June 30, 2014 and 2013, $11,396 and $753, respectively, of subordinated incentive fees on income were paid to FS Advisor. As of June 30, 2014, a subordinated incentive fee on income of $10,013 was payable to FS Advisor.

(4)
During the six months ended June 30, 2014 and 2013, $1,794 and $857, respectively, of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FS Advisor and the remainder related to other reimbursable expenses. The Company paid $900 and $757, respectively, in administrative services expenses to FS Advisor during the six months ended June 30, 2014 and 2013.

(5)
Represents aggregate dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

Capital Contribution by FS Advisor and GSO

        In December 2010, Michael C. Forman and David J. Adelman, the principals of FS Advisor, contributed an aggregate of $200 to purchase 22,444 common shares (as adjusted for share distributions) at $8.91 per share, which represents the initial public offering price (as adjusted for share distributions), net of selling commissions and dealer manager fees. The principals have agreed not to tender these common shares for repurchase as long as FS Advisor remains the Company's investment adviser.

        In April 2011, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through affiliated entities controlled by each of them, 224,444 additional common shares (as adjusted for share distributions) at $8.91 per share (as adjusted for share distributions). The principals have agreed not to tender these common shares for repurchase as long as FS Advisor remains the Company's investment adviser. In connection with the same private placement, certain members of the Company's board of trustees and other individuals and entities affiliated with FS Advisor agreed to purchase 1,459,320 common shares (as adjusted for share distributions), and certain individuals and entities affiliated with GSO agreed to purchase 561,111 common shares (as adjusted for share distributions), in each case at a price of $8.91 per share (as adjusted for share distributions). In connection with the private placement, the Company issued an aggregate of 2,244,875 common shares (as adjusted for share distributions) for aggregate proceeds of $20,004, upon satisfaction of the minimum offering requirement on July 18, 2011. As of July 29, 2014, the Company has issued an aggregate of 3,557,918 common shares (as adjusted for share distributions) for aggregate gross proceeds of $32,143 to members of its board of trustees and individuals and entities affiliated with FS Advisor and GSO, including common shares sold to Messrs. Forman and Adelman in December 2010 and common shares sold in the private placement conducted in April 2011.

Potential Conflicts of Interest

        FS Advisor's senior management team is comprised of substantially the same personnel as the senior management teams of FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers to Franklin Square Holdings' other affiliated BDCs and affiliated closed-end management investment company. As a result, such personnel provide investment advisory services to the Company and each of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. While none of FS Advisor, FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC or FS Global Advisor, LLC is currently making private corporate debt investments for clients other than the Company, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FS Advisor undertakes to provide investment advisory services to other clients in the future, it

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

intends to allocate investment opportunities in a fair and equitable manner consistent with the Company's investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FS Advisor or its management team. In addition, even in the absence of FS Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

        In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FS Advisor, including FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FS Advisor or its affiliated investment advisers, or collectively, the Company's co-investment affiliates. The Company believes this relief may not only enhance its ability to further its investment objectives and strategies, but may also increase favorable investment opportunities for the Company, in part by allowing it to participate in larger investments, together with the Company's co-investment affiliates, than would be available to it if it had not obtained such relief. Because the Company did not seek exemptive relief to engage in co-investment transactions with GSO and its affiliates, it will continue to be permitted to co-invest with GSO and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

        Pursuant to an expense support and conditional reimbursement agreement, dated as of February 14, 2012 and amended and restated as of May 16, 2013, or, as amended and restated, the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company's distributions to shareholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company's distributions to shareholders may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to shareholders. Under those circumstances, Franklin Square Holdings will not reimburse the Company for the portion of such distributions to shareholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to shareholders.

        Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Company for expenses in an amount equal to the difference between the Company's cumulative distributions paid to its shareholders in each quarter, less the sum of its net investment income for tax purposes, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net capital gains for tax purposes) in each quarter.

        Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

date on which Franklin Square Holdings funded such amount, the sum of the Company's net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to shareholders; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter beginning on or after July 1, 2013 to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause "other operating expenses" (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company's average net assets attributable to its common shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company's average net assets attributable to its common shares represented by "other operating expenses" during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the aggregate amount of distributions per share declared by the Company in such calendar quarter is less than the aggregate amount of distributions per share declared by the Company in the calendar quarter in which Franklin Square Holdings made the expense support payment to which such reimbursement relates. "Other operating expenses" means the Company's total "operating expenses" (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. "Operating expenses" means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

        The Company or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company's conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

        Franklin Square Holdings is controlled by the Company's chairman, president and chief executive officer, Michael C. Forman, and the Company's vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company's expenses in future quarters.

        During the six months ended June 30, 2014 and 2013, the Company did not accrue any reimbursements from Franklin Square Holdings. As of June 30, 2014 and December 31, 2013, the Company had no reimbursements due from Franklin Square Holdings. Under the expense reimbursement agreement, amounts reimbursed to the Company by Franklin Square Holdings may become subject to repayment by the Company in the future. During the six months ended June 30, 2014 and 2013, the Company did not accrue any amounts for expense recoupments payable to Franklin Square Holdings. During the six months ended June 30, 2013, the Company paid $1,083 in expense

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

recoupments to Franklin Square Holdings. As of June 30, 2014, no further amounts remained subject to repayment by the Company to Franklin Square Holdings in the future.

FS Benefit Trust

        On May 30, 2013, FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. During the six months ended June 30, 2014 and 2013, FS Benefit Trust purchased $49 and $43, respectively, of the Company's common shares at a purchase price equal to 90% of the offering price in effect on the applicable purchase date.

Note 5. Distributions

        The following table reflects the cash distributions per share that the Company has declared and paid on its common shares during the six months ended June 30, 2014 and 2013:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2013
March 31, 2013	$0.1617	$12,496
June 30, 2013	$0.1634	$16,686
Fiscal 2014
March 31, 2014	$0.1524	$28,423
June 30, 2014	$0.1680	$36,323

        The Company authorizes and declares ordinary cash distributions on a weekly basis and pays such distributions on a monthly basis. On June 11, 2014, the Company's board of trustees determined to increase the amount of the regular weekly cash distributions payable to shareholders of record from $0.012793 per share to $0.013625 per share and declared regular weekly cash distributions for July 2014 through September 2014. On August 6, 2014, the Company's board of trustees declared regular weekly cash distributions for October 2014 through December 2014. These distributions have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by the Company's board of trustees in the amount of $0.013625 per share. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Company's board of trustees.

        The Company has adopted an "opt in" distribution reinvestment plan for its shareholders. As a result, if the Company makes a cash distribution, its shareholders will receive distributions in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a shareholder's ability to participate in the distribution reinvestment plan.

        The Company may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (Continued)

        For a period of time following commencement of the Company's continuous public offering, substantial portions of the Company's distributions were funded through the reimbursement of certain expenses by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FS Advisor, that were subject to repayment by the Company within three years. The purpose of this arrangement was to ensure that no portion of the Company's distributions to shareholders was paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees were not based on the Company's investment performance. No portion of the distributions paid during the six months ended June 30, 2014 or 2013 was funded through the reimbursement of operating expenses by Franklin Square Holdings. However, the Company's repayment of amounts previously reimbursed or waived by Franklin Square Holdings and its affiliates reduced the distributions that shareholders may otherwise have received during the six months ended June 30, 2013. During the six months ended June 30, 2014, the Company did not repay any amounts to Franklin Square Holdings for expenses previously reimbursed or waived. There can be no assurance that the Company will continue to achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

        The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common shares during the six months ended June 30, 2014 and 2013:

Six Months Ended June 30,
	2014		2013
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	64,746	100%	29,182	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of limited partnership interest	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—

Total	$64,746	100%	$29,182	100%

(1)
During the six months ended June 30, 2014 and 2013, 90.6% and 97.0%, respectively, of the Company's gross investment income was attributable to cash income earned, 4.6% and 3.0%, respectively, was attributable to non-cash accretion of discount and 4.8% and 0.0%, respectively, was attributable to paid-in-kind, or PIK, interest.

        The Company's net investment income on a tax basis for the six months ended June 30, 2014 and 2013 was $66,634 and $29,543, respectively. As of June 30, 2014 and December 31, 2013, the Company had $21,184 and $10,898, respectively, of undistributed ordinary income and net realized gains on a tax basis.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (Continued)

        The difference between the Company's GAAP-basis net investment income and its tax-basis net investment income is primarily due to the amount by which tax-basis income on a limited partnership interest differs from its GAAP-basis income, the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company, the reclassification of unamortized original issue discount recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes and, with respect to the six months ended June 30, 2013, the inclusion of a portion of the periodic net settlement payments due on the Company's total return swap in tax-basis net investment income.

        The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2014 and 2013:

	Six Months Ended June 30,
	2014	2013
GAAP-basis net investment income	$63,318	$24,530
Income on limited partnership interest	(938)	(1,274)
Reversal of incentive fee accrual on unrealized gains	7,559	(33)
Reclassification of unamortized original issue discount	(3,733)	(284)
Tax-basis net investment income portion of total return swap payments	—	6,602
Other miscellaneous differences	428	2

Tax-basis net investment income	$66,634	$29,543

        The determination of the tax attributes of the Company's distributions is made annually as of the end of the Company's fiscal year based upon the Company's taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company's distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

        The following table reflects the share distribution that the Company has declared on its common shares through June 30, 2014:

Date Declared	Record Date	Distribution Date	Distribution Percentage	Shares Issued
February 14, 2012	February 15, 2012	February 16, 2012	1.0%	106,133

        The purpose of this special share distribution was to maintain a net asset value per share that was below the then-current offering price, after deducting selling commissions and dealer manager fees, as required by the 1940 Act, subject to certain limited exceptions. The Company's board of trustees determined that the Company's portfolio performance sufficiently warranted taking this action.

        The share distribution increased the number of common shares outstanding, thereby reducing the Company's net asset value per share. However, because the share distribution was issued to all shareholders as of the record date in proportion to their holdings, the reduction in net asset value per share as a result of the share distribution was offset exactly by the increase in the number of common

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (Continued)

shares owned by each investor. As the overall value to an investor's position was not reduced as a result of the special share distribution, the Company's board of trustees determined that this issuance would not be dilutive to shareholders as of the record date. As the share distribution did not change any shareholder's proportionate interest in the Company, it did not represent a taxable distribution.

        As of June 30, 2014 and December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	June 30, 2014 (Unaudited)	December 31, 2013
Distributable ordinary income (income and short-term capital gains)	$12,839	$8,073
Distributable realized gains (long-term capital gains)	8,345	2,825
Distribution receivable on limited partnership interest	28	805
Incentive fee accrual on unrealized gains	(18,552)	(10,993)
Unamortized organization costs	(280)	(292)
Net unrealized appreciation (depreciation) on investments and unrealized gain/loss on foreign currency(1)	93,215	52,752

Total	$95,595	$53,170

(1)
As of June 30, 2014 and December 31, 2013, the gross unrealized appreciation on the Company's investments and unrealized gain on foreign currency was $97,083 and $57,499, respectively. As of June 30, 2014 and December 31, 2013, the gross unrealized depreciation on the Company's investments and unrealized loss on foreign currency was $3,868 and $4,747, respectively.

        The aggregate cost of the Company's investments for federal income tax purposes totaled $2,861,755 and $2,247,420 as of June 30, 2014 and December 31, 2013, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $93,215 and $52,752 as of June 30, 2014 and December 31, 2013, respectively.

Note 6. Investment Portfolio

        The following table summarizes the composition of the Company's investment portfolio at cost and fair value as of June 30, 2014 and December 31, 2013:

	June 30, 2014 (Unaudited)			December 31, 2013
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$837,310	$854,665	29%	$624,327	$634,919	27%
Senior Secured Loans—Second Lien	899,236	910,104	31%	673,512	683,723	30%
Senior Secured Bonds	167,689	171,557	6%	79,553	82,484	4%
Subordinated Debt	824,150	864,908	29%	767,083	789,834	34%
Equity/Other	137,618	153,734	5%	105,479	109,241	5%

Total	$2,866,003	$2,954,968	100%	$2,249,954	$2,300,201	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (Continued)

        As of June 30, 2014, the Company did not "control" and was not an "affiliated person" of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if it owned 25% or more of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an "affiliated person" of a portfolio company if it owned 5% or more of its voting securities.

        The Company's investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2014, the Company had two senior secured loan investments with aggregate unfunded commitments of $56,357 and three equity/other investments with aggregate unfunded commitments of $16,722. As of June 30, 2014, these unfunded equity/other investments were BL Sand Hills Unit, L.P., net profits interest, BL Sand Hills Unit, L.P., overriding royalty interest and Synergy Offshore LLC. As of December 31, 2013, the Company had three senior secured loan investments with aggregate unfunded commitments of $62,149 and five equity/other investments with aggregate unfunded commitments of $24,558. As of December 31, 2013, these unfunded equity/other investments were American Energy Ohio Holdings, LLC, BL Sand Hills Unit, L.P., net profits interest, BL Sand Hills Unit, L.P., overriding royalty interest, San Pedro Development, LLC and Synergy Offshore LLC. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

        The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2014 and December 31, 2013:

	June 30, 2014 (Unaudited)		December 31, 2013
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Upstream	$1,479,639	50%	$1,112,686	48%
Midstream	268,579	9%	288,414	13%
Downstream	4,279	0%	4,256	0%
Power	218,528	8%	159,433	7%
Service & Equipment	983,943	33%	735,412	32%

Total	$2,954,968	100%	$2,300,201	100%

Note 7. Fair Value of Financial Instruments

        Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (Continued)

the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

        Level 1:    Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

        Level 2:    Inputs that are quoted prices for similar assets or liabilities in active markets.

        Level 3:    Inputs that are unobservable for an asset or liability.

        A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

        As of June 30, 2014 and December 31, 2013, the Company's investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	June 30, 2014 (Unaudited)	December 31, 2013
Level 1—Price quotations in active markets	$—	$—
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	2,954,968	2,300,201

Total	$2,954,968	$2,300,201

        The Company's investments as of June 30, 2014 consisted primarily of debt securities that were traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. Fourteen senior secured loan investments, one senior secured bond investment and one subordinated debt investment were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower's ability to adequately service its debt, prevailing interest rates for like investments, call features, anticipated prepayments and other relevant terms of the debt. All of the Company's equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One subordinated debt investment, which was newly-issued and purchased near June 30, 2014, was valued at cost, as the Company's board of trustees determined that the cost of such investment was the best indication of its fair value.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (Continued)

        The Company's investments as of December 31, 2013 consisted primarily of debt securities that were traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. Six senior secured loan investments and two subordinated debt investments, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower's ability to adequately service its debt, prevailing interest rates for like investments, call features, anticipated prepayments and other relevant terms of the debt. Except as described below, all of the Company's equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan investment, one subordinated debt investment and two equity/other investments, all of which were newly-issued and purchased near December 31, 2013, were valued at cost, as the Company's board of trustees determined that the cost of each such investment was the best indication of its fair value.

        The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company's management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through its third-party pricing service or independent dealers or where the Company's board of trustees otherwise determines that the use of such methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firm against the actual prices at which it purchases and sells its investments. The Company's valuation committee and board of trustees reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company's valuation process.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (Continued)

        The following is a reconciliation for the six months ended June 30, 2014 and 2013 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Six Months Ended June 30, 2014
	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Subordinated Debt	Equity/ Other	Total
Fair value at beginning of period	$634,919	$683,723	$82,484	$789,834	$109,241	$2,300,201
Accretion of discount (amortization of premium)	418	2,182	290	1,643	1,408	5,941
Net realized gain (loss)	368	91	827	3,405	—	4,691
Net change in unrealized appreciation (depreciation)	6,763	657	937	18,007	12,354	38,718
Purchases	300,140	365,115	116,066	244,591	33,735	1,059,647
Paid-in-kind interest	—	4,223	—	—	1,983	6,206
Sales and redemptions	(87,943)	(145,887)	(29,047)	(192,572)	(4,987)	(460,436)
Net transfers in or out of Level 3	—	—	—	—	—	—

Fair value at end of period	$854,665	$910,104	$171,557	$864,908	$153,734	$2,954,968

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$7,798	$4,748	$1,884	$24,854	$17,341	$56,625

	For the Six Months Ended June 30, 2013
	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Subordinated Debt	Equity/ Other	Total
Fair value at beginning of period	$200,752	$73,451	$35,158	$345,849	$45,962	$701,172
Accretion of discount (amortization of premium)	1,338	244	(46)	(136)	(68)	1,332
Net realized gain (loss)	879	(52)	236	2,358	—	3,421
Net change in unrealized appreciation (depreciation)	(1,198)	2,125	(1,336)	(3,764)	1,094	(3,079)
Purchases	440,555	299,169	56,866	259,208	1,000	1,056,798
Sales and redemptions	(198,707)	(24,387)	(13,611)	(111,768)	—	(348,473)
Net transfers in or out of Level 3	—	—	—	—	—	—

Fair value at end of period	$443,619	$350,550	$77,267	$491,747	$47,988	$1,411,171

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$883	$2,732	$(907)	$(1,333)	$1,094	$2,469

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (Continued)

        The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2014 and December 31, 2013 were as follows:

Type of Investment	Fair Value at June 30, 2014 (Unaudited)	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$262,485	Market Comparables	Market Yield (%)	7.5% - 11.3%	9.3%
	592,180	Market Quotes	Indicative Dealer Quotes	90.0% - 104.8%	101.4%
Senior Secured Loans—Second Lien	411,496	Market Comparables	Market Yield (%)	8.3% - 11.3%	9.9%
	498,608	Market Quotes	Indicative Dealer Quotes	97.1% - 103.6%	100.9%
Senior Secured Bonds	64,226	Market Comparables	Market Yield (%)	11.3% - 11.8%	11.5%
	107,331	Market Quotes	Indicative Dealer Quotes	102.5% - 114.5%	107.9%
Subordinated Debt	75,750	Market Comparables	Market Yield (%)	11.0% - 11.5%	11.3%
	787,158	Market Quotes	Indicative Dealer Quotes	95.0% - 115.4%	106.1%
	2,000	Cost	Cost	N/A	N/A
Equity/Other	153,734	Market Comparables	Market Yield (%)	15.3% - 15.8%	15.5%
			EBITDA Multiples (x)	5.8x - 8.5x	6.8x
			Production Multiples (Mmb/d)	$57,500.0 - $460,000.0	$208,570.9
			Proved Reserves Multiples (Mmboe)	$9.1 - $88.5	$23.7
			PV-10 Multiples (x)	0.4x - 3.1x	1.3x
		Discounted Cash Flow	Discount Rate (%)	10.8% - 33.0%	21.1%
		Option Valuation Model	Volatility (%)	45.0% - 47.5%	46.5%

Total	$2,954,968

(1)
Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (Continued)

Type of Investment(1)	Fair Value at December 31, 2013(2)	Valuation Technique(3)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$108,313	Market Comparables	Market Yield (%)	8.0% - 11.0%	9.2%
Senior Secured Loans—Second Lien	$184,232	Market Comparables	Market Yield (%)	8.5% - 11.3%	10.2%
Subordinated Debt	$110,613	Market Comparables	Market Yield (%)	7.5% - 8.0%	7.8%
Equity/Other	$108,790	Market Comparables	Market Yield (%)	15.3% - 15.8%	15.5%
			EBITDA Multiples (x)	7.5x - 7.8x	7.6x
			Production Multiples (Mmb/d)	$191,000.0 - $194,000.0	$192,500.0
			Proved Reserves Multiples (Mmboe)	$6.1 - $16.8	$16.3
			PV-10 Multiples (x)	0.2x - 1.8x	1.0x
		Discounted Cash Flow	Discount Rate (%)	9.8% - 28.0%	15.1%
		Option Valuation Model	Volatility (%)	52.5%	52.5%

(1)
Table includes only those Level 3 assets that were valued by an independent valuation firm as of December 31, 2013.

(2)
Except as otherwise described in this footnote, the remaining Level 3 assets were valued by using the midpoint of the prevailing bid and ask prices from dealers as of December 31, 2013, which were provided by an independent third-party pricing service and screened for validity by such service. One senior secured loan investment ($52,107), one subordinated debt investment ($75,000) and two equity/other investments ($451), all of which were newly-issued and purchased near December 31, 2013, were valued at cost, as the Company's board of trustees determined that the cost of each such investment was the best indication of its fair value. As of December 31, 2013, $13,022 of the senior secured loans—first lien investments valued by the independent valuation firm consisted of unfunded loan commitments.

(3)
For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

Note 8. Financing Arrangements

        The following table presents summary information with respect to the Company's outstanding financing arrangements as of June 30, 2014. For additional information regarding these financing facilities, please see the notes to the Company's audited consolidated financial statements contained in its annual report on Form 10-K for the fiscal year ended December 31, 2013 and the additional disclosure set forth in this Note 8.

Facility	Type of Facility	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Prime Brokerage	L + 1.10%	$145,000	$55,000	March 27, 2015	(1)
Citibank Credit Facility	Revolving	L + 2.50%	$175,000	—	May 24, 2015
Deutsche Bank Credit Facility	Revolving	L + 1.80%	$240,000	$100,000	June 11, 2015
Natixis Credit Facility	Revolving	CP + 2.25% (2)	$150,000	—	July 11, 2023

(1)
As described below, the BNP facility generally is terminable upon 270 days' notice by either party. As of June 30, 2014, neither Berwyn Funding nor BNP had provided notice of its intent to terminate the facility.

(2)
Prior to March 2014, borrowings under the Natixis credit facility accrued interest at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus 2.40% per annum. In March 2014, borrowings under the Natixis credit facility began to accrue interest at a rate equal to the applicable commercial paper rate plus 2.25% per annum.

BNP Facility

        On December 11, 2013, Berwyn Funding LLC, or Berwyn Funding, the Company's wholly-owned, special-purpose financing subsidiary, entered into a committed facility arrangement, or the BNP facility,

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

with BNP Paribas Prime Brokerage, Inc., or BNP, pursuant to which Berwyn Funding may borrow, from time to time, up to $200,000 from BNP. The BNP facility was effected through a committed facility agreement by and between Berwyn Funding and BNP, or the committed facility agreement, a U.S. PB Agreement by and between Berwyn Funding and BNP and a special custody and pledge agreement by and among Berwyn Funding, BNP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of December 11, 2013, and which are collectively referred to herein as the BNP financing agreements.

        The Company may contribute securities to Berwyn Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Berwyn Funding or will receive fair market value for any securities sold to Berwyn Funding. Berwyn Funding may purchase additional securities from various sources. Berwyn Funding has appointed the Company to manage its portfolio of securities pursuant to the terms of an investment management agreement. Berwyn Funding will pledge certain of its securities as collateral to secure borrowings under the BNP facility. Such pledged securities will be held in a segregated custody account with State Street. The value of securities required to be pledged by Berwyn Funding is determined in accordance with the margin requirements described in the BNP financing agreements. Berwyn Funding's obligations to BNP under the facility are secured by a first priority security interest in substantially all of the assets of Berwyn Funding, including its portfolio of securities. The obligations of Berwyn Funding under the facility are non-recourse to the Company and the Company's exposure under the facility is limited to the value of the Company's investment in Berwyn Funding.

        Borrowings under the BNP facility accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Berwyn Funding is required to pay a non-usage fee of 0.55% per annum to the extent the aggregate principal amount available under the facility is not borrowed. Berwyn Funding may terminate the committed facility agreement upon 270 days' notice. Absent a default or facility termination event, BNP is required to provide Berwyn Funding with 270 days' notice prior to terminating or amending the committed facility agreement.

        As of June 30, 2014 and December 31, 2013, $145,000 and $60,000, respectively, was outstanding under the BNP facility. The carrying amount outstanding under the facility approximates its fair value. The Company incurred costs of $299 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the 270 day period following the closing date of the BNP facility. As of June 30, 2014, $76 of such deferred financing costs had yet to be amortized to interest expense.

        For the three and six months ended June 30, 2014, the components of total interest expense for the BNP facility were as follows:

	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014
Direct interest expense	$398	$645
Non-usage fees	115	287
Amortization of deferred financing costs	99	199

Total interest expense	$612	$1,131

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

        For the six months ended June 30, 2014, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP facility were as follows:

Six Months Ended June 30, 2014
Cash paid for interest expense(1)	$806
Average borrowings under the facility	$96,326
Effective interest rate on borrowings	1.33%
Weighted average interest rate (including the effect of non-usage fees)	1.93%

(1)
Interest under the BNP facility is paid monthly in arrears and commenced on January 2, 2014.

        Borrowings of Berwyn Funding will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Citibank Credit Facility

        On May 24, 2013, EP Funding LLC, or EP Funding, the Company's wholly-owned, special-purpose financing subsidiary, entered into a revolving credit facility, or the Citibank credit facility, with Citibank, N.A., or Citibank, as administrative agent, and the financial institutions and other lenders from time to time party thereto. The Citibank credit facility provides for borrowings in an aggregate principal amount up to $175,000 on a committed basis.

        The Company may contribute cash or debt securities to EP Funding from time to time, subject to certain restrictions set forth in the Citibank credit facility, and will retain a residual interest in any assets contributed through its ownership of EP Funding or will receive fair market value for any debt securities sold to EP Funding. EP Funding may purchase additional debt securities from various sources. EP Funding has appointed the Company to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. EP Funding's obligations to Citibank under the facility are secured by a first priority security interest in substantially all of the assets of EP Funding, including its portfolio of debt securities. The obligations of EP Funding under the facility are non-recourse to the Company and the Company's exposure under the facility is limited to the value of the Company's investment in EP Funding.

        Borrowings under the Citibank credit facility accrue interest at a rate equal to three-month LIBOR plus 2.50% per annum during the first eighteen months of the facility and three-month LIBOR plus 2.75% per annum thereafter. Borrowings under the facility are subject to compliance with an equity coverage ratio with respect to the current value of EP Funding's portfolio and a loan compliance test with respect to the initial acquisition of each debt security in EP Funding's portfolio.

        Beginning on August 21, 2013, EP Funding became subject to a non-usage fee of 0.50% per annum to the extent that the aggregate principal amount available under the Citibank credit facility is not borrowed. Outstanding borrowings under the facility will be amortized beginning on November 24, 2014. Any amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 24, 2015.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

        As of June 30, 2014 and December 31, 2013, $175,000 and $174,174, respectively, was outstanding under the Citibank credit facility. The carrying amount outstanding under the facility approximates its fair value. The Company incurred costs of $657 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of June 30, 2014, $295 of such deferred financing costs had yet to be amortized to interest expense.

        For the three and six months ended June 30, 2014 and 2013, the components of total interest expense for the Citibank credit facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Direct interest expense	$1,208	$100	$2,386	$100
Non-usage fees	—	—	1	—
Amortization of deferred financing costs	82	34	163	34

Total interest expense	$1,290	$134	$2,550	$134

        For the six months ended June 30, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Citibank credit facility were as follows:

	Six Months Ended June 30,
	2014	2013
Cash paid for interest expense(1)	$2,401	—
Average borrowings under the facility(2)	$174,462	$69,667
Effective interest rate on borrowings	2.74%	2.85%
Weighted average interest rate (including the effect of non-usage fees)	2.74%	2.86%

(1)
Interest under the Citibank credit facility is paid quarterly in arrears and commenced on November 12, 2013.

(2)
Average borrowings for the six months ended June 30, 2013 are calculated for the period since the Company commenced borrowings thereunder to June 30, 2013.

        Borrowings of EP Funding will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Deutsche Bank Credit Facility

        On June 24, 2011, FSEP Term Funding, LLC, or FSEP Funding, the Company's wholly-owned, special-purpose financing subsidiary, entered into a revolving credit facility, or the Deutsche Bank credit facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent and the lender party thereto, which provided for borrowings in an aggregate amount of up to $50,000. On May 30, 2012, August 28, 2012 and October 18, 2012, FSEP Funding and Deutsche Bank entered into separate amendments to the Deutsche Bank credit facility which increased the aggregate

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

borrowings available under the facility to $100,000, $175,000 and $240,000, respectively. On June 24, 2013, FSEP Funding and Deutsche Bank entered into an additional amendment to the Deutsche Bank credit facility which extended the maturity date of the facility to June 24, 2014 and consolidated the existing four tranches of commitments under the facility into a single tranche of commitments with an aggregate principal amount of $240,000. On June 11, 2014, FSEP Funding and Deutsche Bank entered into an additional amendment to the Deutsche Bank credit facility which, among other things, (a) increased the maximum commitments under the facility from $240,000 to $340,000 through the addition of a $100,000 tranche of revolving loan commitments from State Street Bank and Trust Company, or State Street, and (b) extended the scheduled maturity date from June 24, 2014 to June 11, 2015.

        Under the Deutsche Bank credit facility, the Company has transferred from time to time cash or securities to FSEP Funding as a contribution to capital and retains a residual interest in the contributed cash or securities through the Company's ownership of FSEP Funding. The Company may contribute additional cash or securities to FSEP Funding from time to time and FSEP Funding may purchase additional securities from various sources. FSEP Funding has appointed the Company to manage its portfolio of securities pursuant to the terms of an investment management agreement. FSEP Funding's obligations to the lenders under the facility are secured by a first priority security interest in substantially all of the assets of FSEP Funding, including its portfolio of securities. The obligations of FSEP Funding under the facility are non-recourse to the Company and the Company's exposure under the facility is limited to the value of the Company's investment in FSEP Funding.

        Pricing under the Deutsche Bank credit facility is based on LIBOR for an interest period equal to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, with the commitments under the facility bearing interest at the rate of LIBOR plus 1.80% per annum. FSEP Funding is subject to a non-usage fee of 0.75% per annum to the extent that the aggregate principal amount available under the facility is not borrowed. Any amounts borrowed under the Deutsche Bank credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 11, 2015.

        As of June 30, 2014 and December 31, 2013, $240,000 was outstanding under the Deutsche Bank credit facility. The carrying amount outstanding under the facility approximates its fair value. The Company incurred costs of $2,150 in connection with obtaining and amending the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of June 30, 2014, $804 of such deferred financing costs had yet to be amortized to interest expense.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

        For the three and six months ended June 30, 2014 and 2013, the components of total interest expense for the Deutsche Bank credit facility were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Direct interest expense	$1,225	$1,029	$2,444	$1,997
Non-usage fees	42	84	42	191
Amortization of deferred financing costs	186	168	334	335

Total interest expense	$1,453	1,281	$2,820	$2,523

        For the six months ended June 30, 2014 and 2013, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Deutsche Bank credit facility were as follows:

	Six Months Ended June 30,
	2014	2013
Cash paid for interest expense(1)	$2,463	$2,102
Average borrowings under the facility	$240,000	$192,429
Effective interest rate on borrowings	2.02%	2.07%
Weighted average interest rate (including the effect of non-usage fees)	2.07%	2.27%

(1)
Interest under the Deutsche Bank credit facility is paid quarterly in arrears.

        Borrowings of FSEP Funding will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Natixis Credit Facility

        On July 11, 2013, Energy Funding LLC, or Energy Funding, the Company's wholly-owned, special-purpose financing subsidiary, entered into a revolving credit facility, or the Natixis credit facility, with Natixis, New York Branch, or Natixis, as administrative agent and lender, Wells Fargo Bank, National Association, as collateral agent and custodian, and the other lenders from time to time party thereto. The Natixis credit facility provides for borrowings in an aggregate principal amount up to $150,000 on a committed basis.

        The Company may contribute cash or debt securities to Energy Funding from time to time, subject to certain restrictions set forth in the Natixis credit facility, and will retain a residual interest in any assets contributed through its ownership of Energy Funding or will receive fair market value for any debt securities sold to Energy Funding. Energy Funding may purchase additional debt securities from various sources. Energy Funding has appointed the Company to manage its portfolio of debt securities pursuant to the terms of a collateral management agreement. Energy Funding's obligations to the lenders under the facility are secured by a first priority security interest in substantially all of the assets of Energy Funding, including its portfolio of debt securities. The obligations of Energy Funding under

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

the facility are non-recourse to the Company and the Company's exposure under the facility is limited to the value of the Company's investment in Energy Funding.

        Prior to March 2014, borrowings under the Natixis credit facility accrued interest at a rate equal to three-month LIBOR plus 2.40% per annum. In March 2014, borrowings under the Natixis credit facility began to accrue interest at a rate equal to the applicable commercial paper rate plus 2.25% per annum. Borrowings under the facility are subject to compliance with, among other things, an overcollateralization ratio test with respect to the current value of Energy Funding's portfolio, an interest coverage ratio test with respect to the payments due under the facility and eligibility criteria with respect to the initial acquisition of each debt security in Energy Funding's portfolio.

        Energy Funding is subject to a non-usage fee of 1.00% per annum to the extent that the aggregate principal amount available under the Natixis credit facility is not borrowed. Any amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 11, 2023.

        As of June 30, 2014 and December 31, 2013, $150,000 was outstanding under the Natixis credit facility. The carrying amount outstanding under the facility approximates its fair value. The Company incurred costs of $2,544 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of June 30, 2014, $2,296 of such deferred financing costs had yet to be amortized to interest expense.

        For the three and six months ended June 30, 2014, the components of total interest expense for the Natixis credit facility were as follows:

	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014
Direct interest expense	$676	$1,804
Amortization of deferred financing costs	65	128

Total interest expense	$741	$1,932

        For the six months ended June 30, 2014, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Natixis credit facility were as follows:

Six Months Ended June 30, 2014
Cash paid for interest expense(1)	$1,881
Average borrowings under the facility	$150,000
Effective interest rate on borrowings	2.51%
Weighted average interest rate	2.57%

(1)
Interest under the Natixis credit facility is paid quarterly in arrears and commenced on November 20, 2013.

        Borrowings of Energy Funding will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 9. Commitments and Contingencies

        The Company enters into contracts that contain a variety of indemnification provisions. The Company's maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FS Advisor has reviewed the Company's existing contracts and expects the risk of loss to the Company to be remote.

        The Company is not currently subject to any material legal proceedings and, to the Company's knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company's rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

        See Note 6 for a discussion of the Company's unfunded commitments.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights

        The following is a schedule of financial highlights of the Company for the six months ended June 30, 2014 and the year ended December 31, 2013:

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Per Share Data:(1)
Net asset value, beginning of period	$9.66	$9.34
Results of operations(2)
Net investment income (loss)	0.31	0.58
Net realized and unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency	0.21	0.36

Net increase (decrease) in net assets resulting from operations	0.52	0.94

Shareholder distributions(3)
Distributions from net investment income	(0.32)	(0.65)
Distributions from net realized gain on investments	—	(0.01)

Net decrease in net assets resulting from shareholder distributions	(0.32)	(0.66)

Capital share transactions
Issuance of common shares(4)	0.02	0.09
Repurchases of common shares(5)	—	—
Offering costs(2)	(0.02)	(0.05)

Net increase (decrease) in net assets resulting from capital share transactions	0.00	0.04

Net asset value, end of period	$9.86	$9.66

Shares outstanding, end of period	233,800,135	173,532,259

Total return(6)	5.38%	10.49%

Ratio/Supplemental Data:
Net assets, end of period	$2,304,186	$1,676,237

Ratio of net investment income to average net assets(7)	3.20%	6.04%
Ratio of total expenses to average net assets(7)	3.29%	5.89%
Portfolio turnover(8)	17.60%	53.26%

(1)
Per share data may be rounded in order to recompute the ending net asset value per share.

(2)
The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)
The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)
The issuance of common shares on a per share basis reflects the incremental net asset value changes as a result of the issuance of common shares in the Company's continuous public offering and pursuant to the Company's distribution reinvestment plan. The issuance of common shares at an offering price, net of sales commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

FS Energy and Power Fund

Notes to Unaudited Consolidated Financial Statements (Continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (Continued)

(5)
The per share impact of the Company's repurchases of common shares is a reduction to net asset value of less than $0.01 per share during the period.

(6)
The total return for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return does not consider the effect of the sales load from the sale of the Company's common shares. The total return includes the effect of the issuance of common shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company's future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company's ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company's expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company's investment portfolio during the applicable period and are calculated in accordance with GAAP. These return figures do not represent an actual return to shareholders.

(7)
Weighted average net assets during the applicable period are used for this calculation. Ratios for the six months ended June 30, 2014 are not annualized. The following is a schedule of supplemental ratios for the six months ended June 30, 2014 and the year ended December 31, 2013:

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Ratio of accrued capital gains incentive fees to average net assets	0.43%	0.75%
Ratio of subordinated income incentive fees to average net assets	0.74%	0.69%
Ratio of interest expense to average net assets	0.43%	0.84%
Ratio of income and excise taxes to average net assets	0.01%	0.07%
(8)
Portfolio turnover for the six months ended June 30, 2014 is not annualized.

MANAGEMENT'S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992. Management's assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2013, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
FS Energy and Power Fund
Philadelphia, Pennsylvania

        We have audited FS Energy and Power Fund's internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992. FS Energy and Power Fund's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management's Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, FS Energy and Power Fund maintained, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992.

        We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets, including the consolidated schedules of investments, of FS Energy and Power Fund as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2013, and our report dated March 18, 2014 expressed an unqualified opinion.

/s/ McGladrey LLP

Blue Bell, Pennsylvania
March 18, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
FS Energy and Power Fund
Philadelphia, Pennsylvania

        We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Energy and Power Fund (the "Company") as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 and 2012 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from custodians and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FS Energy and Power Fund as of December 31, 2013 and 2012 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), FS Energy and Power Fund's internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992, and our report dated March 18, 2014 expressed an unqualified opinion on the effectiveness of FS Energy and Power Fund's internal control over financial reporting.

        As explained in Note 7 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at approximately $2,300,201,000 (137.2% of net assets) and approximately $701,172,000 (116.3% of net assets) as of December 31, 2013 and 2012, respectively, whose fair values have been determined by the Company in the absence of readily ascertainable fair values.

/s/ McGladrey LLP

Blue Bell, Pennsylvania
March 18, 2014

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON FINANCIAL
STATEMENT SCHEDULE

To the Board of Trustees and Shareholders
FS Energy and Power Fund
Philadelphia, Pennsylvania

        On March 18, 2014, we reported on the consolidated balance sheets, including the consolidated schedules of investments, of FS Energy and Power Fund (the "Company") as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2013, which are included in Post-Effective Amendment No. 2 to Form N-2 (the "registration statement"). In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedule in the registration statement, under the caption "Senior Securities". This financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on their financial statement schedule based on our audits.

        In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ McGladrey LLP

Blue Bell, Pennsylvania
March 20, 2014

FS Energy and Power Fund

Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	December 31,
	2013	2012
Assets
Investments, at fair value (amortized cost—$2,249,954 and $677,919, respectively)	$2,300,201	$701,172
Cash	91,084	48,986
Due from counterparty	—	56,876
Receivable for investments sold and repaid	8,306	9,374
Interest receivable	25,467	9,075
Receivable for common shares purchased	135	41
Deferred financing costs	3,445	325
Receivable due on total return swap(1)	—	329
Unrealized appreciation on total return swap(1)	—	3,141
Prepaid expenses and other assets	21	175

Total assets	$2,428,659	$829,494

Liabilities
Payable for investments purchased	$81,509	$25,556
Credit facilities payable	624,174	185,232
Shareholder distributions payable	10,700	3,349
Management fees payable	10,751	3,522
Expense recoupment payable to sponsor(2)	—	1,083
Accrued capital gains incentive fees(3)	13,850	6,482
Subordinated income incentive fees payable(3)	6,786	—
Administrative services expense payable	418	159
Interest payable	2,005	578
Trustees' fees payable	251	—
Other accrued expenses and liabilities	1,978	644

Total liabilities	752,422	226,605

Shareholders' equity
Preferred shares, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common shares, $0.001 par value, 450,000,000 shares authorized, 173,532,259 and 64,524,909 shares issued and outstanding, respectively(4)	174	65
Capital in excess of par value(5)	1,622,893	579,776
Accumulated undistributed net realized gains on investments and total return swap and gain/loss on foreign currency(5)	10,898	—
Accumulated distributions in excess of net investment income(5)	(7,946)	(3,354)
Net unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency	50,218	26,402

Total shareholders' equity	1,676,237	602,889

Total liabilities and shareholders' equity	$2,428,659	$829,494

Net asset value per common share at year end	$9.66	$9.34

(1)
See Note 8 for a discussion of the Company's total return swap agreement, which was terminated on May 24, 2013.

(2)
See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts paid by the Company to its investment adviser and affiliates.

(3)
See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(4)
As discussed in Note 5, the Company paid a 1% share distribution in February 2012. The outstanding shares and net asset value per share reflect this distribution on a retroactive basis.

(5)
See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Statements of Operations
(in thousands, except share and per share amounts)

	Year Ended December 31,
	2013	2012	2011
Investment income
Interest income	$115,402	$28,351	$1,357
Fee income	16,600	1,614	37

Total investment income	132,002	29,965	1,394

Operating expenses
Management fees	30,840	7,806	503
Capital gains incentive fees(1)	8,321	6,415	67
Subordinated income incentive fees(1)	7,634	—	—
Administrative services expenses	2,246	807	199
Share transfer agent fees	2,010	659	70
Accounting and administrative fees	741	288	50
Interest expense	9,297	2,141	281
Organization costs	—	—	167
Trustees' fees	870	409	—
Other general and administrative expenses	2,439	1,278	129

Total operating expenses	64,398	19,803	1,466
Less: Expense reimbursement from sponsor(2)	—	(1,432)	(725)
Add: Expense recoupment to sponsor(2)	—	1,432	—

Net operating expenses	64,398	19,803	741

Net investment income before taxes	67,604	10,162	653
Income and excise taxes	800	—	—

Net investment income	66,804	10,162	653

Realized and unrealized gain/loss
Net realized gain (loss) on investments	5,091	2,307	68
Net realized gain (loss) on total return swap(3)	12,736	3,293	308
Net realized gain (loss) on foreign currency	(77)	37	—
Net change in unrealized appreciation (depreciation) on investments	26,994	23,419	(166)
Net change in unrealized appreciation (depreciation) on total return swap(3)	(3,141)	3,020	121
Net change in unrealized gain (loss) on foreign currency	(37)	25	(17)

Total net realized and unrealized gain (loss) on investments	41,566	32,101	314

Net increase (decrease) in net assets resulting from operations	$108,370	$42,263	$967

Per share information—basic and diluted(4)
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.94	$1.38	$0.23

Weighted average shares outstanding	115,827,352	30,715,305	4,153,477

(1)
See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(2)
See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts paid by the Company to its investment adviser and affiliates.

(3)
See Note 8 for a discussion of the Company's total return swap agreement, which was terminated on May 24, 2013.

(4)
As discussed in Note 5, the Company paid a 1% share distribution in February 2012. The weighted average shares used in the per share computation of the net increase (decrease) in net assets resulting from operations is based on the weighted average shares outstanding during the relevant period and, for the years ended December 31, 2012 and 2011, reflects the share distribution on a retroactive basis.

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Statements of Changes in Net Assets
(in thousands)

	Year Ended December 31,
	2013	2012	2011
Operations
Net investment income	$66,804	$10,162	$653
Net realized gain (loss) on investments, total return swap and foreign currency(1)	17,750	5,637	376
Net change in unrealized appreciation (depreciation) on investments	26,994	23,419	(166)
Net change in unrealized appreciation (depreciation) on total return swap(1)	(3,141)	3,020	121
Net change in unrealized gain (loss) on foreign currency	(37)	25	(17)

Net increase (decrease) in net assets resulting from operations	108,370	42,263	967

Shareholder distributions(2)
Distributions from net investment income	(76,383)	(15,559)	(1,210)
Distributions from net realized gain on investments	(1,432)	(3,162)	(68)
Distributions representing tax return of capital	—	(1,342)	—

Net decrease in net assets resulting from shareholder distributions	(77,815)	(20,063)	(1,278)

Capital share transactions
Issuance of common shares	1,007,156	508,715	68,403
Reinvestment of shareholder distributions	44,910	10,034	318
Repurchases of common shares	(3,273)	(409)	—
Offering costs	(6,000)	(3,790)	(1,600)
Payments to investment adviser for offering and organization costs(3)	—	(2,051)	(1,092)
Capital contributions of investment adviser	—	505	1,767

Net increase in net assets resulting from capital share transactions	1,042,793	513,004	67,796

Total increase in net assets	1,073,348	535,204	67,485
Net assets at beginning of year	602,889	67,685	200

Net assets at end of year	$1,676,237	$602,889	$67,685

Accumulated distributions in excess of net investment income(2)	$(7,946)	$(3,354)	$(432)

(1)
See Note 8 for a discussion of the Company's total return swap agreement, which was terminated on May 24, 2013.

(2)
See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)
See Note 4 for a discussion of reimbursements paid by the Company to its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2013	2012	2011
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$108,370	$42,263	$967
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(2,295,602)	(826,011)	(95,199)
Paid-in-kind interest	(3,190)	—	(49)
Proceeds from sales and repayments of investments	735,673	244,192	3,564
Net realized (gain) loss on investments	(5,091)	(2,307)	(68)
Net change in unrealized (appreciation) depreciation on investments	(26,994)	(23,419)	166
Net change in unrealized (appreciation) depreciation on total return swap(1)	3,141	(3,020)	(121)
Accretion of discount	(3,825)	(1,985)	(56)
Amortization of deferred financing costs	980	340	51
(Increase) decrease in due from counterparty	56,876	(48,998)	(7,878)
(Increase) decrease in receivable for overfunded investment	—	434	(434)
(Increase) decrease in receivable for investments sold and repaid	1,068	(9,374)	—
(Increase) decrease in expense reimbursement due from sponsor(2)	—	533	(533)
(Increase) decrease in interest receivable	(16,392)	(8,419)	(656)
(Increase) decrease in receivable due on total return swap(1)	329	(69)	(260)
(Increase) decrease in prepaid expenses and other assets	154	(98)	(77)
Increase (decrease) in payable for investments purchased	55,953	2,053	23,503
Increase (decrease) in management fees payable	7,229	3,176	346
Increase (decrease) in expense recoupment payable to sponsor(2)	(1,083)	1,083	—
Increase (decrease) in accrued capital gains incentive fees	7,368	6,415	67
Increase (decrease) in subordinated income incentive fees payable	6,786	—	—
Increase (decrease) in administrative services expense payable	259	107	52
Increase (decrease) in interest payable	1,427	469	109
Increase (decrease) in trustees' fees payable	251	—	—
Increase (decrease) in other accrued expenses and liabilities	1,334	566	78

Net cash used in operating activities	(1,364,979)	(622,069)	(76,428)

Cash flows from financing activities
Issuance of common shares	1,007,062	508,773	68,304
Reinvestment of shareholder distributions	44,910	10,034	318
Repurchases of common shares	(3,273)	(409)	—
Offering costs	(6,000)	(3,790)	(1,600)
Capital contributions of investment adviser	—	505	1,767
Payments to investment adviser for offering and organization costs(3)	—	(2,051)	(1,092)
Shareholder distributions	(70,464)	(17,088)	(904)
Borrowings under credit facilities(4)	438,942	179,214	20,518
Repayments of credit facilities(4)	—	(14,500)	—
Deferred financing costs paid	(4,100)	(443)	(273)

Net cash provided by financing activities	1,407,077	660,245	87,038

Total increase (decrease) in cash	42,098	38,176	10,610
Cash at beginning of year	48,986	10,810	200

Cash at end of year	$91,084	$48,986	$10,810

(1)
See Note 8 for a discussion of the Company's total return swap agreement, which was terminated on May 24, 2013.

(2)
See Note 4 for a discussion of expense reimbursements paid to the Company by its investment adviser and affiliates and recoupment of such amounts paid by the Company to its investment adviser and affiliates.

(3)
See Note 4 for a discussion of reimbursements paid by the Company to its investment adviser and affiliates.

(4)
See Note 8 for a discussion of the Company's credit facilities. During the years ended December 31, 2013, 2012 and 2011, the Company paid $6,890, $1,332 and $121, respectively, in interest expense on the credit facilities.

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments
As of December 31, 2013
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—37.9%
Alon USA Partners, L.P.	(e)(i)	Downstream	L+800	1.3%	11/26/18	$4,125	$4,289	$4,256
Atlas Energy, L.P.	(e)(f)(i)	Midstream	L+550	1.0%	7/31/19	8,534	8,529	8,769
Azure Midstream Energy LLC	(e)	Midstream	L+550	1.0%	11/15/18	13,500	13,301	13,601
BBH Operating LLC		Upstream	Prime+500	3.3%	2/26/15	17,000	17,000	17,000
BBH Operating LLC		Upstream	Prime+500	3.3%	2/26/15	13,000	13,000	13,000
BL Sand Hills Unit, L.P.	(h)	Upstream	Prime+650	3.5%	12/17/17	3,431	2,980	2,980
BL Sand Hills Unit, L.P.	(h)	Upstream	Prime+650	3.5%	12/17/17	56,569	49,127	49,127
BlackBrush TexStar L.P.	(d)(e)(f)	Midstream	L+650	1.3%	6/4/19	60,764	60,416	61,334
Boomerang Tube, LLC	(d)(e)	Service & Equipment	L+950	1.5%	10/11/17	19,631	19,443	18,944
Brock Holdings III, Inc.	(e)	Service & Equipment	L+450	1.5%	3/16/17	2,763	2,799	2,777
Buffalo Gulf Coast Terminals LLC	(e)	Midstream	L+400	1.3%	10/31/17	6,554	6,672	6,619
Cedar Bay Generating Co., L.P.	(f)	Power	L+500	1.3%	4/23/20	8,848	8,766	8,920
Crestwood Holdings LLC	(e)(f)	Midstream	L+600	1.0%	6/19/19	28,868	28,952	29,734
EP Acquisition LLC		Upstream	Prime+500	3.3%	3/31/15	750	750	750
FR Utility Services LLC	(e)(f)	Service & Equipment	L+575	1.0%	10/18/19	19,389	19,219	19,389
Harvey Gulf International Marine, LLC	(e)	Service & Equipment	L+450	1.0%	6/18/20	9,975	9,848	10,081
Hudson Products Holdings Inc.	(e)(f)	Service & Equipment	L+400	1.3%	6/7/17	10,329	10,368	10,415
Larchmont Resources, LLC	(e)(f)	Upstream	L+725	1.0%	8/7/19	18,834	18,775	19,187
McJunkin Red Man Corp.	(e)(i)	Service & Equipment	L+400	1.0%	11/9/19	5,796	5,796	5,889
Moxie Liberty LLC	(e)(f)	Power	L+650	1.0%	8/21/20	27,432	27,419	28,187
NES Global Talent Finance US LLC	(e)(f)(i)	Service & Equipment	L+550	1.0%	10/3/19	18,000	17,755	17,978
Panda Sherman Power, LLC	(d)(e)	Power	L+750	1.5%	9/14/18	10,909	11,104	11,236
Panda Temple Power, LLC (TLA)		Power	L+700	1.5%	7/17/18	16,200	15,981	16,635
Panda Temple Power, LLC (TLB)	(e)(f)	Power	L+1000	1.5%	7/17/18	40,000	39,337	41,200
Panda Temple Power II, LLC	(e)(f)	Power	L+600	1.3%	4/3/19	18,809	19,212	19,373
ProPetro Services, Inc.	(e)(f)(h)	Service & Equipment	L+625	1.0%	9/30/19	8,913	8,861	8,968
Prowler Acquisition Corp.	(e)	Service & Equipment	L+475	1.0%	3/19/19	4,813	4,769	4,813
San Pedro Development, LLC	(f)	Upstream	Prime+400		6/30/15	19,974	16,662	17,278
San Pedro Development, LLC	(f)	Upstream	Prime+400		6/30/15	26	22	22
Sandy Creek Energy Associates, L.P.	(e)(f)(h)	Power	L+400	1.0%	11/8/20	15,584	15,507	15,614
Sprint Industrial Holdings LLC	(f)	Service & Equipment	L+575	1.3%	11/14/19	13,074	13,059	13,237
Stallion Oilfield Holdings, Inc.	(d)(e)(f)(h)	Service & Equipment	L+675	1.3%	6/19/18	63,711	63,521	65,145

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (Continued)
As of December 31, 2013
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Swift Worldwide Resources US Holdings Corp.		Service & Equipment	L+800	1.3%	4/30/19	$60,263	$60,263	$60,263
Total Safety U.S., Inc.	(e)(f)	Service & Equipment	L+450	1.3%	3/13/20	12,858	13,050	12,914
TPF II LC, LLC	(e)(f)	Power	L+550	1.0%	8/21/19	17,910	17,938	18,268
Wastequip, LLC	(e)	Service & Equipment	L+450	1.0%	8/9/19	8,771	8,801	8,859
Westway Group, LLC	(e)	Service & Equipment	L+400	1.0%	2/27/20	8,933	9,030	8,994
Willbros Group, Inc.	(e)(f)(i)	Service & Equipment	L+975	1.3%	8/7/19	24,938	24,155	25,312

Total Senior Secured Loans—First Lien							686,476	697,068
Unfunded Loan Commitments							(62,149)	(62,149)

Net Senior Secured Loans—First Lien							624,327	634,919

Senior Secured Loans—Second Lien—40.8%
American Energy—Utica, LLC	(f)	Upstream	L+475, 4.8% PIK	1.5%	9/30/18	116,057	116,057	116,057
Ameriforge Group Inc.	(d)(f)(h)	Service & Equipment	L+750	1.3%	12/21/20	27,950	28,403	28,579
Brock Holdings III, Inc.	(d)(f)(h)	Service & Equipment	L+825	1.8%	3/16/18	33,605	33,874	34,235
Citrus Energy Appalachia, LLC	(e)(h)	Upstream	L+850	1.3%	7/26/18	56,829	55,249	56,687
Consolidated Precision Products Corp.	(d)(e)(f)	Service & Equipment	L+775	1.0%	4/30/21	33,500	33,337	34,170
Drew Marine Group Inc.	(f)(i)	Service & Equipment	L+700	1.0%	5/19/21	10,000	9,975	10,075
Filtration Group Corp.	(e)	Service & Equipment	L+725	1.0%	11/21/21	2,632	2,606	2,697
Horn Intermediate Holdings, Inc.		Service & Equipment	L+775	1.3%	10/2/18	67,500	67,500	68,175
Oxbow Carbon LLC	(f)	Midstream	L+700	1.0%	1/19/20	15,000	14,858	15,309
P2 Upstream Acquisition Co.	(f)	Service & Equipment	L+800	1.0%	4/30/21	21,409	21,511	21,837
Power Buyer, LLC	(e)(f)	Service & Equipment	L+725	1.0%	11/6/20	7,500	7,495	7,388
Rice Drilling B LLC	(f)	Upstream	L+725	1.3%	10/25/18	59,960	59,270	61,309
Sabine Oil & Gas LLC	(d)(e)	Upstream	L+750	1.3%	12/31/18	12,660	12,903	12,818
Teine Energy Ltd.	(h)(i)	Upstream	L+625	1.3%	5/17/19	19,007	19,076	19,292
Templar Energy LLC	(d)	Upstream	L+700	1.0%	11/25/20	76,923	75,396	77,356
TNT Crane & Rigging, Inc.		Service & Equipment	L+900	1.0%	11/27/21	1,500	1,381	1,448
Total Safety U.S., Inc.	(e)(f)	Service & Equipment	L+800	1.3%	9/13/20	12,805	13,095	12,966
UTEX Industries, Inc.	(e)(f)(h)	Service & Equipment	L+750	1.3%	4/10/21	31,046	31,313	31,822
Vantage Energy, LLC	(h)	Upstream	L+750	1.0%	12/20/18	27,692	27,415	27,692
WildHorse Resources, LLC	(e)	Upstream	L+625	1.3%	12/13/18	43,593	42,798	43,811

Total Senior Secured Loans—Second Lien							673,512	683,723

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (Continued)
As of December 31, 2013
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)		Amortized Cost	Fair Value(c)
Senior Secured Bonds—4.9%
Erickson Air-Crane Inc.	(d)(i)	Service & Equipment	8.3%		5/1/20		$10,875	$10,919	$11,283
Gastar Exploration USA, Inc.	(g)(i)	Upstream	8.6%		5/15/18		22,000	21,439	21,850
Globe Luxembourg SCA	(d)(i)	Service & Equipment	9.6%		5/1/18		10,000	9,637	10,469
Iracore International Holdings, Inc.	(g)	Service & Equipment	9.5%		6/1/18		9,500	9,702	10,077
Murray Energy Corp.	(d)	Upstream	8.6%		6/15/21		4,000	4,000	4,147
Permian Tank & Manufacturing, Inc.	(e)	Service & Equipment	10.5%		1/15/18		4,000	4,091	3,981
Prince Mineral Holding Corp.		Service & Equipment	11.5%		12/15/19		6,500	6,757	7,215
Ryerson Inc.	(d)(e)	Service & Equipment	9.0%		10/15/17		3,300	3,465	3,506
Shale-Inland Holdings, LLC	(e)(f)	Service & Equipment	8.8%		11/15/19		9,550	9,543	9,956

Total Senior Secured Bonds								79,553	82,484

Subordinated Debt—47.1%
Abengoa Finance, S.A.U.	(g)(i)	Service & Equipment	7.8%		2/1/20		2,500	2,500	2,606
Alta Mesa Holdings, L.P.	(d)	Upstream	9.6%		10/15/18		42,616	42,580	45,792
Atlas Energy Holdings Operating Co., LLC	(g)(i)	Upstream	7.8%		1/15/21		16,800	15,878	16,037
Aurora USA Oil & Gas, Inc.	(g)(i)	Upstream	9.9%		2/15/17		15,250	15,702	16,433
BOE Intermediate Holding Corp.	(g)	Service & Equipment	9.8% PIK		11/1/17		3,398	3,369	3,559
Brand Energy & Infrastructure Services, Inc.	(d)(g)	Service & Equipment	8.5%		12/1/21		25,000	25,000	25,500
BreitBurn Energy Partners L.P.	(g)(i)	Upstream	7.9%		4/15/22		3,500	3,508	3,654
Chaparral Energy Inc.	(d)	Upstream	8.3%		9/1/21		2,000	2,059	2,178
Chaparral Energy Inc.	(d)(e)	Upstream	7.6%		11/15/22		15,225	16,352	16,331
CHC Helicopter S.A.	(d)(g)(i)	Service & Equipment	9.4%		6/1/21		12,500	12,727	12,754
Clayton Williams Energy, Inc.	(g)(i)	Upstream	7.8%		4/1/19		9,300	9,286	9,617
Comstock Resources, Inc.	(d)(i)	Upstream	9.5%		6/15/20		5,000	4,797	5,610
Crestwood Midstream Partners L.P.	(g)(i)	Midstream	6.1%		3/1/22		5,500	5,500	5,640
Crew Energy Inc.	(g)(i)	Upstream	8.4%		10/21/20	C$	10,000	9,615	9,566
CrownRock, L.P.	(d)	Upstream	7.1%		4/15/21		$50,000	50,000	49,712
Diamondback Energy, Inc.	(g)(i)	Upstream	7.6%		10/1/21		5,500	5,500	5,801
Energy XXI Gulf Coast, Inc.	(g)	Upstream	7.5%		12/15/21		4,000	3,981	4,188
EP Energy LLC	(d)	Upstream	7.8%		9/1/22		6,600	6,622	7,417

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (Continued)
As of December 31, 2013
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
EPE Holdings LLC	(d)	Upstream	8.9% PIK		12/15/17	$6,535	$6,510	$6,805
Era Group Inc.	(d)(i)	Service & Equipment	7.8%		12/15/22	7,750	7,628	8,060
Everest Acquisition LLC	(d)	Upstream	9.4%		5/1/20	19,250	19,863	22,402
Global Partners L.P.	(i)	Midstream	8.0%		2/14/18	70,000	68,197	70,613
Global Partners L.P.	(i)	Midstream	7.8%		12/23/18	40,000	40,000	40,000
Hercules Offshore, Inc.	(d)(i)	Service & Equipment	8.8%		7/15/21	3,900	3,900	4,293
Hercules Offshore, Inc.	(d)(i)	Service & Equipment	7.5%		10/1/21	5,000	5,000	5,299
The Kenan Advantage Group, Inc.	(d)(g)	Service & Equipment	8.4%		12/15/18	18,000	18,542	19,035
Legacy Reserves L.P.	(d)(i)	Upstream	6.6%		12/1/21	9,600	9,454	9,287
Legacy Reserves L.P.	(d)(i)	Upstream	8.0%		12/1/20	16,750	16,424	17,306
Martin Midstream Partners L.P.	(d)(i)	Midstream	7.3%		2/15/21	3,000	3,000	3,075
Memorial Production Partners L.P.	(g)(i)	Upstream	7.6%		5/1/21	7,000	6,794	7,211
Memorial Resource Development LLC	(g)	Upstream	10.8% PIK		12/15/18	13,300	13,034	13,300
PetroBakken Energy Ltd.	(g)(i)	Upstream	8.6%		2/1/20	31,295	31,424	31,737
Pinnacle Operating Corp.	(g)	Service & Equipment	9.0%		11/15/20	2,500	2,500	2,656
QR Energy, L.P.	(d)(g)(i)	Upstream	9.3%		8/1/20	25,030	25,602	26,066
Rex Energy Corp.	(g)(i)	Upstream	8.9%		12/1/20	14,000	14,011	15,330
RKI Exploration & Production, LLC	(d)	Upstream	8.5%		8/1/21	34,100	34,124	36,096
Samson Investment Co.	(d)(h)	Upstream	9.8%		2/15/20	23,000	23,029	25,137
Sanchez Energy Corp.	(g)(i)	Upstream	7.8%		6/15/21	14,500	14,238	14,892
SemGroup Corp.	(d)(i)	Midstream	7.5%		6/15/21	9,400	9,400	9,955
Sidewinder Drilling Inc.		Service & Equipment	9.8%		11/15/19	21,500	21,596	19,028
Summit Midstream Holdings, LLC	(d)(i)	Midstream	7.5%		7/1/21	1,000	1,000	1,050
Talos Production LLC	(d)(g)	Upstream	9.8%		2/15/18	40,250	40,091	41,256
Tenrgys, LLC		Upstream	L+900	2.5%	12/23/18	75,000	75,000	75,000
Tervita Corp.	(g)(i)	Service & Equipment	10.9%		2/15/18	10,000	9,689	10,175
Zachry Holdings, Inc.	(d)	Service & Equipment	7.5%		2/1/20	11,800	12,057	12,375

Total Subordinated Debt							767,083	789,834

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (Continued)
As of December 31, 2013
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(c)
Equity/Other—6.5%(j)
American Energy Ohio Holdings, LLC, Common Equity	(k)(l)	Upstream	7,788,845	$7,789	$7,789
BBH Operating LLC, Common Equity	(l)(m)	Upstream	1,000	1,000	924
BL Sand Hills Unit, L.P., Net Profits Interest	(h)(l)(n)	Upstream	N/A	395	395
BL Sand Hills Unit, L.P., Overriding Royalty Interest	(h)(l)(n)	Upstream	N/A	56	56
Fortune Creek Co-Invest I L.P., LP Interest	(i)(o)	Midstream	N/A	22,597	22,715
Plains Offshore Operations Inc., Preferred Equity	(d)	Upstream	20,000	22,161	25,052
Plains Offshore Operations Inc., Warrants	(d)(l)	Upstream	405,378	689	1,054
San Pedro Development, LLC, Net Profits Interest	(l)(p)	Upstream	N/A	3,312	3,641
Swift Worldwide Resources Holdco Limited, Common Equity	(i)(l)(q)	Service & Equipment	3,750,000	6,029	6,215
Synergy Offshore LLC, Preferred Equity	(r)	Upstream	40,000	41,451	41,400

Total Equity/Other				105,479	109,241

TOTAL INVESTMENTS—137.2%				$2,249,954	2,300,201

LIABILITIES IN EXCESS OF OTHER ASSETS—(37.2%)					(623,964)

NET ASSETS—100.0%					$1,676,237

(a)
Security may be an obligation of one or more entities affiliated with the named company.
(b)
Denominated in U.S. dollars, unless otherwise noted.
(c)
Fair value determined by the Company's board of trustees (see Note 7).
(d)
Security or portion thereof held within FSEP Term Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).
(e)
Security or portion thereof held within EP Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 8).
(f)
Security or portion thereof held within Energy Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Natixis, New York Branch (see Note 8).
(g)
Security or portion thereof held within Berwyn Funding LLC and is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (see Note 8).
(h)
Position or portion thereof unsettled as of December 31, 2013.
(i)
The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. As of December 31, 2013, 78.3% of the Company's total assets represented qualifying assets.
(j)
Listed investments may be treated as debt for GAAP or tax purposes.
(k)
Security held within EP American Energy Investments, Inc., a wholly-owned subsidiary of the Company.
(l)
Security is non-income producing.
(m)
Security held within FSEP-BBH, Inc., a wholly-owned subsidiary of the Company.
(n)
Security held within EP Burnett Investments, Inc., a wholly-owned subsidiary of the Company.
(o)
Investment denominated in Canadian dollars. Amortized cost and fair value are converted into U.S. dollars as of December 31, 2013.
(p)
Security held within EP San Pedro Investments, LLC, a wholly-owned subsidiary of the Company.
(q)
Investment denominated in British pounds. Amortized cost and fair value are converted into U.S. dollars as of December 31, 2013.
(r)
Security held within EP Synergy Investments, Inc., a wholly-owned subsidiary of the Company.

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (Continued)
As of December 31, 2012
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—33.3%
Boomerang Tube, LLC	(d)	Service & Equipment	L+950	1.5%	10/11/17	$14,813	$14,384	$14,627
Crestwood Holdings LLC	(d)	Midstream	L+825	1.5%	3/26/18	21,573	21,710	22,040
Dynegy Midwest Generation LLC (CoalCo)	(d)	Power	L+775	1.5%	8/5/16	4,947	5,029	5,160
Dynegy Power, LLC (GasCo)	(d)	Power	L+775	1.5%	8/5/16	5,052	5,129	5,298
EquiPower Resources Holdings, LLC	(d)	Power	L+425	1.3%	12/21/18	1,995	2,002	2,027
FREIF North American Power I LLC (TLB)		Power	L+450	1.5%	3/29/19	2,786	2,738	2,821
FREIF North American Power I LLC (TLC)		Power	L+450	1.5%	3/29/19	440	432	446
Hudson Products Holdings Inc.		Service & Equipment	Prime+475		6/7/17	1,671	1,671	1,677
LSP Madison Funding, LLC	(d)	Power	L+425	1.3%	6/28/19	1,864	1,820	1,898
NANA Development Corp.		Service & Equipment	L+550	1.5%	7/22/16	1,646	1,620	1,636
Panda Sherman Power, LLC	(d)	Power	L+750	1.5%	9/14/18	909	896	925
Panda Temple Power, LLC (TLA)		Power	L+700	1.5%	7/17/18	15,000	14,716	15,225
Panda Temple Power, LLC (TLB)		Power	L+1000	1.5%	7/17/18	40,000	39,240	40,700
Rice Drilling B LLC		Upstream	Prime+400	4.0%	6/30/14	45,000	44,179	45,000
Star West Generation LLC	(d)	Power	L+450	1.5%	5/17/18	8,338	8,316	8,375
Tallgrass Operations, LLC	(d)	Midstream	L+400	1.3%	11/13/18	2,342	2,319	2,369
Texas Competitive Electric Holdings Co. LLC	(d)(e)	Power	L+450		10/10/17	40,009	26,229	26,756
Total Safety U.S., Inc.	(d)	Service & Equipment	L+625	1.3%	10/31/17	8,211	8,132	8,321
Willbros United States Holdings, Inc.	(d)(f)	Service & Equipment	L+750	2.0%	6/30/14	5,438	5,360	5,451

Total Senior Secured Loans—First Lien							205,922	210,752
Unfunded Loan Commitments							(10,000)	(10,000)

Net Senior Secured Loans—First Lien							195,922	200,752

Senior Secured Loans—Second Lien—12.2%
Brand Energy & Infrastructure Services, Inc.	(d)(e)	Service & Equipment	L+975	1.3%	10/23/19	23,000	22,039	22,732
Brock Holdings III, Inc.	(d)	Service & Equipment	L+825	1.8%	3/16/18	17,693	17,663	17,826
EquiPower Resources Holdings, LLC	(d)	Power	L+850	1.5%	6/21/19	8,000	7,850	8,233
Southern Pacific Resource Corp.	(d)(f)	Upstream	Prime+750		1/7/16	4,470	4,523	4,530
Venoco, Inc.		Upstream	L+700	1.5%	6/30/17	9,821	9,632	10,030
WP CPP Holdings, LLC	(d)(e)	Service & Equipment	L+925	1.3%	6/28/20	10,000	9,900	10,100

Total Senior Secured Loans—Second Lien							71,607	73,451

Senior Secured Bonds—5.8%
CEMEX Finance LLC	(d)(f)	Service & Equipment	9.4%		10/12/22	4,900	5,089	5,539
CVR Refining, LLC	(d)(f)	Downstream	6.5%		11/1/22	3,000	3,000	2,978
Edgen Murray Corp.	(d)(f)	Service & Equipment	8.8%		11/1/20	2,200	2,185	2,222
Energy Future Intermediate Holding Co. LLC	(d)	Power	6.9%		8/15/17	1,100	1,100	1,173
Energy Future Intermediate Holding Co. LLC	(d)	Power	11.8%		3/1/22	10,000	10,525	11,175
Prince Mineral Holding Corp.	(d)	Service & Equipment	11.5%		12/15/19	3,250	3,212	3,392
Ryerson Inc.		Service & Equipment	9.0%		10/15/17	1,300	1,300	1,321
Shale-Inland Holdings, LLC	(d)	Service & Equipment	8.8%		11/15/19	7,000	6,955	7,358

Total Senior Secured Bonds							33,366	35,158

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (Continued)
As of December 31, 2012
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Subordinated Debt—57.4%
Alta Mesa Holdings, L.P.	(d)	Upstream	9.6%		10/15/18	$42,616	$42,577	$44,052
Antero Resources Finance Corp.	(d)	Upstream	9.4%		12/1/17	4,753	5,123	5,245
Atlas Pipeline Partners, L.P.	(d)(f)	Midstream	6.6%		10/1/20	1,300	1,300	1,353
Aurora USA Oil & Gas, Inc.	(d)(f)	Upstream	9.9%		2/15/17	21,250	21,853	22,922
BreitBurn Energy Partners L.P.	(d)(f)	Upstream	7.9%		4/15/22	4,000	4,137	4,170
Chaparral Energy Inc.	(d)	Upstream	8.3%		9/1/21	4,000	4,087	4,340
Chaparral Energy Inc.	(d)	Upstream	7.6%		11/15/22	9,000	9,299	9,450
Comstock Resources, Inc.	(d)(f)	Upstream	9.5%		6/15/20	12,000	11,463	12,744
Crestwood Midstream Partners L.P.	(d)(f)	Midstream	7.8%		4/1/19	10,000	10,098	10,413
CrownRock, L.P.		Upstream	10.0%		8/15/16	10,000	10,689	10,738
EP Energy LLC	(d)	Upstream	7.8%		9/1/22	6,600	6,624	7,054
EPE Holdings LLC	(d)	Upstream	8.1%		12/15/17	6,000	5,970	5,948
EPL Oil & Gas, Inc.	(d)(f)	Upstream	8.3%		2/15/18	3,200	3,169	3,300
Era Group Inc.	(d)(f)	Service & Equipment	7.8%		12/15/22	9,750	9,586	9,628
Everest Acquisition LLC	(d)	Upstream	9.4%		5/1/20	14,250	14,250	16,067
Foresight Energy LLC	(d)	Upstream	9.6%		8/15/17	4,000	4,117	4,260
Forest Oil Corp.	(d)(f)	Upstream	7.5%		9/15/20	5,250	5,250	5,502
GulfMark Offshore, Inc.	(d)(f)	Service & Equipment	6.4%		3/15/22	5,925	5,954	6,118
Halcón Resources Corp.	(d)(f)	Upstream	8.9%		5/15/21	11,750	11,791	12,535
Heckmann Corp.	(d)(f)	Service & Equipment	9.9%		4/15/18	5,500	5,512	5,697
Hercules Offshore, Inc.	(d)(f)	Service & Equipment	10.5%		10/15/17	5,000	5,053	5,438
Hiland Partners, L.P.	(d)	Midstream	7.3%		10/1/20	1,750	1,750	1,881
Legacy Reserves, L.P.	(d)(f)	Upstream	8.0%		12/1/20	16,750	16,390	17,169
Lone Pine Resources Canada Ltd.	(d)(f)	Upstream	10.4%		2/15/17	2,000	1,975	1,871
NRG Energy, Inc.	(d)(f)	Power	6.6%		3/15/23	6,750	6,750	7,215
NRG Energy, Inc.	(d)(f)	Power	8.3%		9/1/20	4,750	4,676	5,338
QR Energy, L.P.	(d)(f)	Upstream	9.3%		8/1/20	15,000	15,114	15,881
Quicksilver Resources Inc.	(d)(f)	Upstream	7.1%		4/1/16	2,250	2,155	1,806
Resolute Energy Corp.	(d)(f)	Upstream	8.5%		5/1/20	10,800	10,986	10,976
Rex Energy Corp.	(d)(f)	Upstream	8.9%		12/1/20	15,000	14,896	15,113
Samson Investment Co.	(d)	Upstream	9.8%		2/15/20	25,000	25,033	26,500
Sidewinder Drilling Inc.	(d)	Service & Equipment	9.8%		11/15/19	19,500	19,587	19,573
Silver II US Holdings, LLC	(d)(f)	Service & Equipment	7.8%		12/15/20	3,000	3,000	3,116
The Kenan Advantage Group, Inc.	(d)	Service & Equipment	8.4%		12/15/18	7,250	7,250	7,496
Vanguard Natural Resources, LLC	(d)(f)	Upstream	7.9%		4/1/20	4,750	4,750	4,940

Total Subordinated Debt							332,214	345,849

See notes to consolidated financial statements.

FS Energy and Power Fund

Consolidated Schedule of Investments (Continued)
As of December 31, 2012
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(c)
Equity/Other—7.6%(g)
Fortune Creek Co-Invest I L.P., LP Interest	(f)(h)	Midstream	N/A	$23,345	$22,619
Plains Offshore Operations Inc., Preferred Equity	(d)	Upstream	209,227	20,776	22,370
Plains Offshore Operations Inc., Warrants	(d)(i)	Upstream	405,378	689	973

Total Equity/Other				44,810	45,962

TOTAL INVESTMENTS—116.3%				$677,919	701,172

LIABILITIES IN EXCESS OF OTHER ASSETS—(16.3%)					(98,283)

NET ASSETS—100.0%					$602,889

Total Return Swap		Notional Amount	Unrealized Appreciation
Citibank TRS Facility (Note 8)	(f)	$131,632	$3,141

(a)
Security may be an obligation of one or more entities affiliated with the named company.
(b)
Denominated in U.S. dollars, unless otherwise noted.
(c)
Fair value determined by the Company's board of trustees (see Note 7).
(d)
Security or portion thereof held within FSEP Term Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).
(e)
Position or portion thereof unsettled as of December 31, 2012.
(f)
The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. As of December 31, 2012, 72.3% of the Company's total assets represented qualifying assets. In addition, the Company also calculated its compliance with the qualifying asset test on a "look through" basis by disregarding the value of the Company's total return swap and treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor was an eligible portfolio company. On this basis, 72.5% of the Company's total assets represented qualifying assets as of December 31, 2012.
(g)
Listed investments may be treated as debt for GAAP or tax purposes.
(h)
Investment denominated in Canadian dollars. Amortized cost and fair value are converted into U.S. dollars as of December 31, 2012.
(i)
Security is non-income producing.

See notes to consolidated financial statements.

FS Energy and Power Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

        FS Energy and Power Fund, or the Company, was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010 and formally commenced operations on July 18, 2011 upon raising gross proceeds in excess of $2,500, or the minimum offering requirement, from sales of its common shares of beneficial interest, or common shares, in its continuous public offering to persons who were not affiliated with the Company or the Company's investment adviser, FS Investment Advisor, LLC, or FS Advisor, a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, and an affiliate of the Company. Prior to satisfying the minimum offering requirement, the Company had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

        The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2013, the Company had four wholly-owned financing subsidiaries, five wholly-owned subsidiaries through which it holds interests in certain non-controlled and non-affiliated portfolio companies and another wholly-owned subsidiary through which it may hold certain investments in portfolio companies from time to time. The consolidated financial statements include both the Company's accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2013. All significant intercompany transactions have been eliminated in consolidation. Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state income taxes.

        The Company's investment objective is to generate current income and long-term capital appreciation by investing primarily in privately-held U.S. companies in the energy and power industry. The Company's investment policy is to invest, under normal circumstances, at least 80% of its total assets in securities of energy and power related, or Energy, companies. The Company considers Energy companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power, including those companies that provide equipment or services to companies engaged in any of the foregoing.

Note 2. Summary of Significant Accounting Policies

        Basis of Presentation:    The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

        Use of Estimates:    The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

        Cash and Cash Equivalents:    The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.

        Valuation of Portfolio Investments:    The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company's board of trustees. In connection with that determination, FS Advisor provides the Company's board of trustees with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

        Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

  •
  the Company's quarterly valuation process begins with FS Advisor's management team providing a preliminary valuation of each portfolio company or investment to the Company's valuation committee, which valuation may be obtained from an independent valuation firm, if applicable;

  •
  preliminary valuation conclusions are then documented and discussed with the Company's valuation committee;

  •
  the Company's valuation committee reviews the preliminary valuation and FS Advisor's management team, together with its independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

  •
  the Company's board of trustees discusses valuations and determines the fair value of each investment in the Company's portfolio in good faith based on various statistical and other

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

    factors, including the input and recommendation of FS Advisor, the valuation committee and any third-party valuation firm, if applicable.

        Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company's consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company's consolidated financial statements. Below is a description of factors that the Company's board of trustees may consider when valuing the Company's debt and equity investments.

        Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company's board of trustees may consider include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing its debt investments.

        For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

        The Company's equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company's board of trustees, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company's actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

        The Company's board of trustees may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Company's board of trustees may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of the Company's equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

        When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the Company's board of trustees will allocate the cost basis in the investment between the debt securities and any such warrants or other equity securities

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

received at the time of origination. The Company's board of trustees will subsequently value these warrants or other equity securities received at fair value.

        The fair values of the Company's investments are determined in good faith by its board of trustees. The Company's board of trustees is solely responsible for the valuation of the Company's portfolio investments at fair value as determined in good faith pursuant to the Company's valuation policy and consistently applied valuation process.

        Revenue Recognition:    Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

        Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency:    Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

        Capital Gains Incentive Fee:    The Company has entered into an investment advisory and administrative services agreement with FS Advisor, dated as of April 28, 2011, which was amended on August 10, 2012, and which, as amended, is referred to herein as the investment advisory and administrative services agreement. Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). Such fee will equal 20.0% of the Company's incentive fee capital gains (i.e., the Company's realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

        While the investment advisory and administrative services agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee,

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, the Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FS Advisor if the Company's entire portfolio was liquidated at its fair value as of the balance sheet date even though FS Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

        In addition, the Company historically treated all net settlement payments received by the Company pursuant to its total return swap, or TRS (which is described more fully in Note 8), as realized capital gains and included only the aggregate amount of unrealized depreciation on the TRS as a whole in calculating the capital gains incentive fee payable to FS Advisor with respect to realized gains, in each case, in accordance with GAAP. However, the staff of the Division of Investment Management of the SEC informed the Company that it is their interpretation of the applicable language in the Advisers Act that the Company should "look through" the TRS in calculating its capital gains incentive fee. Under this "look through" methodology, the portion of the net settlement payments received by the Company pursuant to the TRS which would have represented net investment income to the Company had the Company held the loans or securities underlying the TRS directly would be treated as net investment income subject to the subordinated incentive fee on income payable to FS Advisor pursuant to the investment advisory and administrative services agreement, rather than as realized capital gains in accordance with GAAP, and any unrealized depreciation on individual loans or securities underlying the TRS would further reduce the capital gains incentive fee payable to FS Advisor with respect to realized gains. FS Advisor voluntarily agreed to waive any capital gains incentive fee calculated in accordance with GAAP to which it would otherwise be entitled in respect of the TRS if and to the extent that the amount of such fee exceeds the sum of (i) the amount of capital gains incentive fee determined in respect of the TRS on a "look through" basis under which the Company treats the reference assets underlying the TRS as investments of the Company and (ii) the aggregate amount of subordinated incentive fees on income which would have been payable to FS Advisor with respect to the portion of the net settlement payments received by the Company pursuant to the TRS which represent net investment income on the loans or securities underlying the TRS on a "look through" basis. As of June 30, 2013, the aggregate capital gains incentive fees paid to FS Advisor in prior periods and accrued as of such date with respect to realized gains in accordance with GAAP were less than the fees which would have been payable in accordance with the "look through" methodology. On May 24, 2013, the Company terminated the TRS.

        Subordinated Income Incentive Fee:    Pursuant to the investment advisory and administrative services agreement, FS Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of "pre-incentive fee net investment income" for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, FS Advisor will not earn this incentive fee for any quarter until the Company's pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.625%. Once the Company's pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS Advisor will be entitled to a "catch-up" fee equal to the amount of the pre-incentive fee net

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

investment income in excess of the hurdle rate, until the Company's pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of adjusted capital. Thereafter, FS Advisor will receive 20.0% of pre-incentive fee net investment income.

        Organization Costs:    Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Company's organization. These costs are expensed as incurred. For the year ended December 31, 2011, the Company incurred organization costs of $167, which were paid on behalf of the Company by Franklin Square Holdings, L.P., or Franklin Square Holdings, an affiliate of FS Advisor, and have been recorded as a contribution to capital (see Note 4). There were no organization costs incurred during the years ended December 31, 2013 and 2012.

        Offering Costs:    The Company's offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company's Registration Statements on Form N-2 relating to the continuous public offering of its common shares. The Company has charged offering costs against capital in excess of par value on the consolidated balance sheets. For the years ended December 31, 2013, 2012 and 2011, the Company incurred offering costs of $6,000, $3,790 and $1,600, respectively, of which $0, $505 and $1,600, respectively, were paid on behalf of the Company by Franklin Square Holdings and have been recorded as a contribution to capital (see Note 4).

        Income Taxes:    The Company has elected to be treated for federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its "investment company taxable income," which is generally the Company's net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Company will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC status each year and to not pay any federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years on which it paid no federal income taxes. Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state income taxes. The Company accrued $800 in estimated income and excise taxes payable in respect of income received during the year ended December 31, 2013.

        Uncertainty in Income Taxes:    The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the consolidated statements of operations. During the years ended December 31, 2013, 2012 and 2011, the Company did not incur any interest or penalties.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

        The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Company's financial statements. The Company's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

        Distributions:    Distributions to the Company's shareholders are recorded as of the record date. Subject to the discretion of the Company's board of trustees and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on either a weekly or monthly basis and pay such distributions on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

        Reclassifications:    Certain amounts in the consolidated financial statements for the years ended December 31, 2012 and 2011 have been reclassified to conform to the classifications used to prepare the consolidated financial statements for the year ended December 31, 2013. These reclassifications had no material impact on the Company's consolidated financial position, results of operations or cash flows as previously reported.

Note 3. Share Transactions

        Below is a summary of transactions with respect to the Company's common shares during the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
	2013		2012		2011
	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	104,681,518	$1,105,083	55,725,938	$558,641	7,690,534	$73,058
Reinvestment of Distributions	4,665,928	44,910	1,096,667	10,034	33,665	318

Total Gross Proceeds	109,347,446	1,149,993	56,822,605	568,675	7,724,199	73,376
Commissions and Dealer Manager Fees	—	(97,927)	—	(49,926)	—	(4,655)

Net Proceeds to Company	109,347,446	1,052,066	56,822,605	518,749	7,724,199	68,721
Share Repurchase Program	(340,096)	(3,273)	(44,339)	(409)	—	—

Net Proceeds from Share Transactions	109,007,350	$1,048,793	56,778,266	$518,340	7,724,199	$68,721

Status of Continuous Public Offering

        Since commencing its continuous public offering and through March 4, 2014, the Company has sold 190,565,777 common shares (as adjusted for share distributions) for gross proceeds of $1,972,332. As of March 4, 2014, the Company had raised total gross proceeds of $1,992,536, including $200 of seed capital contributed by the principals of FS Advisor in December 2010 and $20,004 in proceeds raised from principals of FS Advisor, other individuals and entities affiliated with FS Advisor, certain members of the Company's board of trustees and certain individuals and entities affiliated with GSO

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (Continued)

Capital Partners LP, or GSO, the Company's investment sub-adviser, in a private placement conducted in April 2011 (see Note 4). During the years ended December 31, 2013, 2012 and 2011, the Company sold 109,347,446, 56,822,605 and 7,724,199 common shares (as adjusted for share distributions) for gross proceeds of $1,149,993, $568,675 and $73,376 at an average price per share of $10.52, $10.01 and $9.50, respectively. The gross proceeds received during the years ended December 31, 2013, 2012 and 2011 include reinvested shareholder distributions of $44,910, $10,034 and $318, respectively, for which the Company issued 4,665,928, 1,096,667 and 33,665 common shares (as adjusted for share distributions), respectively. During the period from January 1, 2014 to March 4, 2014, the Company sold 18,916,402 common shares for gross proceeds of $200,292 at an average price per share of $10.59.

        The proceeds from the issuance of common shares as presented on the Company's consolidated statements of changes in net assets and consolidated statements of cash flows are presented net of selling commissions and dealer manager fees of $97,927, $49,926 and $4,655 for the years ended December 31, 2013, 2012 and 2011, respectively.

        Prior to September 11, 2013, the Company accepted subscriptions on a continuous basis and issued common shares at semi-monthly closings. On September 11, 2013, the Company transitioned from semi-monthly closings to weekly closings for the sale of common shares in its continuous public offering. Common shares issued pursuant to the Company's distribution reinvestment plan typically will be issued on the same date that the Company holds its last weekly closing within a month.

Share Repurchase Program

        The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company's board of trustees will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase common shares and under what terms:

  •
  the effect of such repurchases on the Company's qualification as a RIC (including the consequences of any necessary asset sales);

  •
  the liquidity of the Company's assets (including fees and costs associated with disposing of assets);

  •
  the Company's investment plans and working capital requirements;

  •
  the relative economies of scale with respect to the Company's size;

  •
  the Company's history in repurchasing common shares or portions thereof; and

  •
  the condition of the securities markets.

        The Company currently intends to limit the number of common shares to be repurchased during any calendar year to the number of common shares it can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan. At the discretion of the Company's board of trustees, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase common shares. In addition, the Company will limit the number of common shares to be

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (Continued)

repurchased in any calendar year to 10% of the weighted average number of common shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of common shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company intends to offer to repurchase such common shares on each date of repurchase at a price equal to 90% of the offering price in effect on the date of repurchase. In months in which the Company repurchases common shares pursuant to its share repurchase program, it expects to conduct repurchases on the same date that it holds its first weekly closing in such month for the sale of common shares in its public offering. The Company's board of trustees may amend, suspend or terminate the share repurchase program at any time, upon 30 days' notice. The first such tender offer commenced in August 2012, and the repurchase occurred in connection with the Company's October 1, 2012 semi-monthly closing.

        The following table sets forth the number of common shares repurchased by the Company under its share repurchase program during the years ended December 31, 2013 and 2012:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2012
September 30, 2012	October 1, 2012	44,339	100%	$9.225	$409
Fiscal 2013
December 31, 2012	January 2, 2013	24,249	100%	$9.405	$228
March 31, 2013	April 1, 2013	82,689	100%	$9.540	$789
June 30, 2013	July 1, 2013	76,858	100%	$9.675	$744
September 30, 2013	October 2, 2013	156,300	100%	$9.675	$1,512

        On January 2, 2014, the Company repurchased 174,181 common shares (representing 100% of common shares tendered for repurchase) at $9.72 per share for aggregate consideration totaling $1,693.

Note 4. Related Party Transactions

Compensation of the Dealer Manager and Investment Adviser

        Pursuant to the investment advisory and administrative services agreement, FS Advisor is entitled to an annual base management fee of 2.0% of the average value of the Company's gross assets and an incentive fee based on the Company's performance. The Company commenced accruing fees under the investment advisory and administrative services agreement on July 18, 2011, upon commencement of the Company's operations. Management fees are paid on a quarterly basis in arrears.

        The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of "pre-incentive fee net investment income" for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. As a result, FS Advisor will not earn this incentive fee for any quarter until the Company's

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.625%. Once the Company's pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS Advisor will be entitled to a "catch-up" fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company's pre-incentive fee net investment income for such quarter equals 2.031%, or 8.125% annually, of adjusted capital. This "catch-up" feature allows FS Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FS Advisor will receive 20.0% of the pre-incentive fee net investment income.

        The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company's incentive fee capital gains, which equal the Company's realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FS Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. See Note 2 for a discussion of the treatment of the TRS with respect to the calculation of the capital gains incentive fee.

        The Company reimburses FS Advisor for expenses necessary to perform services related to the Company's administration and operations. The amount of this reimbursement is set at the lesser of (1) FS Advisor's actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FS Advisor is required to allocate the cost of such services to the Company based on objective factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company's board of trustees then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Company's board of trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company's board of trustees compares the total amount paid to FS Advisor for such services as a percentage of the Company's net assets to the same ratio as reported by other comparable BDCs.

        Franklin Square Holdings, L.P., or Franklin Square Holdings, the Company's sponsor and an affiliate of FS Advisor, has funded certain of the Company's offering costs and organization costs. These costs have been recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the consolidated financial statements and the organization costs were charged to expense as incurred by the Company. Under the terms of the investment advisory and administrative services agreement, upon satisfaction of the minimum offering requirement, FS Advisor became entitled to receive 1.5% of gross proceeds raised in the Company's continuous public offering until all offering costs and organization costs funded by FS Advisor or its affiliates (including Franklin Square Holdings) had been recovered. On July 18, 2011, the Company satisfied the minimum offering requirement. Since inception through December 31, 2013, Franklin

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

Square Holdings has funded $3,143 in offering and organization costs. During the years ended December 31, 2013, 2012 and 2011, the Company paid total reimbursements of $0, $2,051 and $1,092, respectively, to FS Advisor and its affiliates. The reimbursements were recorded as a reduction of capital. As of December 31, 2013, no amounts remain reimbursable to FS Advisor and its affiliates under this arrangement.

        The dealer manager for the Company's continuous public offering is FS2 Capital Partners, LLC, or FS2, which is one of the Company's affiliates. Under the dealer manager agreement among the Company, FS Advisor and FS2, FS2 is entitled to receive sales commissions and dealer manager fees in connection with the sale of common shares in the Company's continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers.

        The following table describes the fees and expenses accrued under the investment advisory and administrative services agreement and the dealer manager agreement during the years ended December 31, 2013, 2012 and 2011:

			Year Ended December 31,
Related Party	Source Agreement	Description	2013	2012	2011
FS Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$30,840	$7,806	$503
FS Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$8,321	$6,415	$67
FS Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(3)	$7,634	$—	$—
FS Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$2,246	$807	$199
FS2	Dealer Manager Agreement	Dealer Manager Fee(5)	$20,016	$10,240	$900

(1)
During the years ended December 31, 2013, 2012 and 2011, $23,611, $2,878 and $157, respectively, in base management fees were paid to FS Advisor. During the year ended December 31, 2012, $1,752 in base management fees were applied to offset the liability of Franklin Square Holdings under the expense reimbursement agreement (see "—Expense Reimbursement"). As of December 31, 2013, $10,751 in base management fees were payable to FS Advisor.

(2)
During the years ended December 31, 2013, 2012 and 2011, the Company accrued capital gains incentive fees of $8,321, $6,415 and $67, respectively, based on the performance of its portfolio, of which $5,464, $5,462 and $67, respectively, was based on unrealized gains and $2,857, $953 and $0, respectively, was based on realized gains. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company paid FS Advisor $953 in capital gains incentive fees during the year ended December 31, 2013. As of December 31, 2013, $2,857 in capital gains incentive fees were payable to FS Advisor.

(3)
During the year ended December 31, 2013, $848 of subordinated incentive fees on income were paid to FS Advisor. As of December 31, 2013, a subordinated incentive fee on income of $6,786 was payable to FS Advisor.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

(4)
During the years ended December 31, 2013, 2012 and 2011, $1,854, $611 and $181, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FS Advisor and the remainder related to other reimbursable expenses. The Company paid $1,987, $700 and $147, respectively, in administrative services expenses to FS Advisor during the years ended December 31, 2013, 2012 and 2011.

(5)
Represents aggregate dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

Capital Contribution by FS Advisor and GSO

        In December 2010, Michael C. Forman and David J. Adelman, the principals of FS Advisor, contributed an aggregate of $200 to purchase 22,444 common shares (as adjusted for share distributions) at $8.91 per share, which represents the initial public offering price (as adjusted for share distributions), net of selling commissions and dealer manager fees. The principals have agreed not to tender these common shares for repurchase as long as FS Advisor remains the Company's investment adviser.

        In April 2011, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through affiliated entities controlled by each of them, 224,444 additional common shares (as adjusted for share distributions) at $8.91 per share (as adjusted for share distributions). The principals have agreed not to tender these common shares for repurchase as long as FS Advisor remains the Company's investment adviser. In connection with the same private placement, certain members of the Company's board of trustees and other individuals and entities affiliated with FS Advisor agreed to purchase 1,459,320 common shares (as adjusted for share distributions), and certain individuals and entities affiliated with GSO agreed to purchase 561,111 common shares (as adjusted for share distributions), in each case at a price of $8.91 per share (as adjusted for share distributions). In connection with the private placement, the Company issued an aggregate of 2,244,875 common shares (as adjusted for share distributions) for aggregate proceeds of $20,004, upon satisfaction of the minimum offering requirement on July 18, 2011. As of March 4, 2014, the Company has sold an aggregate of 3,433,161 common shares (as adjusted for share distributions) for aggregate gross proceeds of $30,919 to members of its board of trustees and individuals and entities affiliated with FS Advisor and GSO, including common shares sold in the private placement conducted in April 2011.

Potential Conflicts of Interest

        FS Advisor's senior management team is comprised of the same personnel as the senior management teams of FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers to Franklin Square Holdings' other affiliated BDCs and affiliated closed-end management investment company. As a result, such personnel provide investment advisory services to the Company and each of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. While none of FS Advisor, FB Income Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC or FS Global Advisor, LLC is currently making private corporate debt investments for clients other than the Company, FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

that FS Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company's investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FS Advisor or its management team. In addition, even in the absence of FS Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

        In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FS Advisor, including FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FS Advisor or its affiliated investment advisers, or collectively the Company's co-investment affiliates. The Company believes this relief may not only enhance its ability to further its investment objectives and strategy, but may also increase favorable investment opportunities for the Company, in part by allowing it to participate in larger investments, together with the Company's co-investment affiliates, than would be available to it if it had not obtained such relief. Because the Company did not seek exemptive relief to engage in co-investment transactions with GSO and its affiliates, it will continue to be permitted to co-invest with GSO and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

        Pursuant to an expense support and conditional reimbursement agreement, dated as of February 14, 2012 and amended and restated as of May 16, 2013, or, as amended and restated, the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company's distributions to shareholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company's distributions to shareholders may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to shareholders. Under those circumstances, Franklin Square Holdings will not reimburse the Company for the portion of such distributions to shareholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to shareholders.

        Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Company for expenses in an amount equal to the difference between the Company's cumulative distributions paid to its shareholders in each quarter, less the sum of its net investment income for tax purposes, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net capital gains for tax purposes) in each quarter.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

        Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Company's net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to shareholders; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter beginning on or after July 1, 2013 to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause "other operating expenses" (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company's average net assets attributable to its common shares for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company's average net assets attributable to its common shares represented by "other operating expenses" during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the aggregate amount of distributions per share declared by the Company in such calendar quarter is less than the aggregate amount of distributions per share declared by the Company in the calendar quarter in which Franklin Square Holdings made the expense support payment to which such reimbursement relates. "Other operating expenses" means the Company's total "operating expenses" (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. "Operating expenses" means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

        The Company or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company's conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

        Franklin Square Holdings is controlled by the Company's chairman, president and chief executive officer, Michael C. Forman, and the Company's vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company's expenses in future quarters.

        During the years ended December 31, 2012 and 2011, the Company accrued $1,432 and $725, respectively, for reimbursements that Franklin Square Holdings had agreed to pay. As of December 31, 2013 and 2012, the Company had no reimbursements due from Franklin Square Holdings. Under the

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (Continued)

expense reimbursement agreement, amounts reimbursed to the Company by Franklin Square Holdings may become subject to repayment in the future. During the year ended December 31, 2012, the Company accrued $1,432 for expense recoupments payable to Franklin Square Holdings, of which $349 was paid to Franklin Square Holdings during such period. As of December 31, 2012, $1,083 of expense recoupments were payable to Franklin Square Holdings, all of which was paid to Franklin Square Holdings during the year ended December 31, 2013. As of December 31, 2013, no further amounts remain subject to repayment by the Company to Franklin Square Holdings in the future.

FS Benefit Trust

        On May 30, 2013, FS Benefit Trust, or FS Trust, was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. In connection with the Company's semi-monthly closing occurring on June 17, 2013, FS Trust purchased $43 of the Company's common shares at a purchase price equal to 90% of the offering price in effect on such date, or $9.675 per share.

Note 5. Distributions

        The following table reflects the cash distributions per share that the Company has declared and paid on its common shares during the years ended December 31, 2013, 2012 and 2011:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2011(1)	$0.2837	$1,278
2012(1)	$0.6276	$20,063
2013	$0.6616	$77,815

(1)
The per share distributions have been retroactively adjusted, as necessary, to reflect the share distribution declared in February 2012 as discussed below.

        Prior to September 2013, the Company authorized and declared ordinary cash distributions on a semi-monthly basis and paid such distributions on a monthly basis. In connection with the Company's transition from semi-monthly closings to weekly closings for the sale of common shares in its continuous public offering, beginning in September 2013, the Company authorizes and declares ordinary cash distributions on a weekly basis, while continuing to pay such distributions on a monthly basis. On December 9, 2013, the Company's board of trustees declared regular weekly cash distributions for January 2014 through March 2014, which were paid in the amount of $0.012675 per share commencing with the weekly cash distribution that was payable to shareholders of record as of January 7, 2014. On February 18, 2014, the Company's board of trustees increased the amount of the regular weekly cash distribution to $0.012734 per share commencing with the weekly cash distribution that was payable to shareholders of record as of February 25, 2014. On March 12, 2014, the Company's board of trustees declared regular weekly cash distributions for April 2014 through June 2014 in the amount of $0.012734 per share. The regular weekly cash distributions have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by the Company's

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (Continued)

board of trustees. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Company's board of trustees.

        The Company has adopted an "opt in" distribution reinvestment plan for its shareholders. As a result, if the Company makes a cash distribution, its shareholders will receive distributions in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a shareholder's ability to participate in the distribution reinvestment plan.

        The Company may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

        For a period of time following commencement of the Company's continuous public offering, substantial portions of the Company's distributions were funded through the reimbursement of certain expenses by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FS Advisor, that were subject to repayment by the Company within three years. The purpose of this arrangement was to ensure that no portion of the Company's distributions to shareholders was paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of advisory fees were not based on the Company's investment performance. For the year ended December 31, 2011, if Franklin Square Holdings had not reimbursed certain of the Company's expenses, 57% of the aggregate amount of distributions paid during such period would have been funded from offering proceeds or borrowings. The Company's repayment of amounts reimbursed or waived by Franklin Square Holdings and its affiliates reduced the distributions that shareholders would otherwise have received in the years ended December 31, 2012 and 2013. No portion of the distributions paid during the years ended December 31, 2013 or 2012 was funded through the reimbursement of operating expenses by Franklin Square Holdings. There can be no assurance that the Company will continue to achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (Continued)

        The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common shares during the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
	2013		2012		2011
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income (prior to expense reimbursement)(1)	76,383	98%	15,559	77%	485	38%
Short-term capital gains proceeds from the sale of assets	1,432	2%	2,930	15%	68	5%
Long-term capital gains proceeds from the sale of assets	—	—	232	1%	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Distributions on account of limited partnership interest	—	—	1,342	7%	—	—
Expense reimbursement from sponsor	—	—	—	—	725	57%

Total	$77,815	100%	$20,063	100%	$1,278	100%

(1)
During the years ended December 31, 2013, 2012 and 2011, 94.7%, 93.4% and 92.5%, respectively, of the Company's gross investment income was attributable to cash interest earned, 2.9%, 6.6% and 4.0%, respectively, was attributable to non-cash accretion of discount and 2.4%, 0.0% and 3.5%, respectively, was attributable to paid-in-kind, or PIK, interest.

        The Company's net investment income on a tax basis for the years ended December 31, 2013, 2012 and 2011 was $76,383, $15,559 and $1,210, respectively. As of December 31, 2013, the Company had $10,898 of undistributed ordinary income and net realized gains on a tax basis. As of December 31, 2012 and 2011, the Company had distributed all of its ordinary income and net realized gains on a tax basis.

        The difference between the Company's GAAP-basis net investment income and its tax-basis net investment income is primarily due to the amount by which tax-basis income on a limited partnership interest differs from its GAAP-basis income, the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company, the reversal of non-deductible excise taxes, the inclusion of a portion of the periodic net settlement payments due on the total return swap in tax-basis net investment income and the reclassification of unamortized original issue discount recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (Continued)

        The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
	2013	2012	2011
GAAP-basis net investment income	$66,804	$10,162	$653
Income on limited partnership interest	(802)	(2,537)	—
Reversal of incentive fee accrual on unrealized gains	5,464	5,462	67
Excise taxes	300	—	—
Tax-basis net investment income portion of total return swap payments	6,602	2,475	308
Reclassification of unamortized original issue discount	(1,166)	—	—
Other miscellaneous differences	(819)	(3)	182

Tax-basis net investment income	$76,383	$15,559	$1,210

        The Company may make certain adjustments to the classification of shareholders' equity as a result of permanent book-to-tax differences. During the year ended December 31, 2013, the Company reduced accumulated undistributed net realized gains on investments and total return swap and gain/loss on foreign currency by $5,420, and increased capital in excess of par value and accumulated distributions in excess of net investment income by $433 and $4,987, respectively. During the years ended December 31, 2012 and 2011, the Company reduced accumulated undistributed net realized gains on investments and total return swap and gain/loss on foreign currency by $2,475 and $308, respectively, and increased accumulated distributions in excess of net investment income by $2,475 and $308, respectively, to reflect the reclassification of a portion of realized gains on the total return swap into tax-basis net investment income. In addition, during the year ended December 31, 2012, the Company reduced capital in excess of par value by $1,342 to reflect distributions received by the Company during the year ended December 31, 2012 on account of a limited partnership interest held by the Company, which amount was treated as a return of capital for tax purposes.

        The determination of the tax attributes of the Company's distributions is made annually as of the end of the Company's fiscal year based upon the Company's taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

        The following table reflects the share distribution that the Company has declared on its common shares through December 31, 2013:

Date Declared	Record Date	Distribution Date	Distribution Percentage	Shares Issued
February 14, 2012	February 15, 2012	February 16, 2012	1.0%	106,133

        The purpose of this special share distribution was to maintain a net asset value per share that was below the then-current offering price, after deducting selling commissions and dealer manager fees, as required by the 1940 Act, subject to certain limited exceptions. The Company's board of trustees determined that the Company's portfolio performance sufficiently warranted taking this action.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (Continued)

        The share distribution increased the number of common shares outstanding, thereby reducing the Company's net asset value per share. However, because the share distribution was issued to all shareholders as of the record date in proportion to their holdings, the reduction in net asset value per share as a result of the share distribution was offset exactly by the increase in the number of common shares owned by each investor. As the overall value to an investor's position was not reduced as a result of the special share distribution, the Company's board of trustees determined that this issuance would not be dilutive to shareholders as of the record date. As the share distribution did not change any shareholder's proportionate interest in the Company, it did not represent a taxable distribution.

        As of December 31, 2013 and 2012, the components of accumulated earnings on a tax basis were as follows:

	December 31,
	2013	2012
Distributable ordinary income (income and short-term capital gains)	$8,073	$171
Distributable realized gains (long-term capital gains)	2,825	—
Distribution receivable on limited partnership interest	805	270
Incentive fee accrual on unrealized gains	(10,993)	(5,529)
Unamortized organization costs	(292)	(315)
Net unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency(1)	52,752	28,451

	$53,170	$23,048

(1)
As of December 31, 2013 and 2012, the gross unrealized appreciation on the Company's investments and total return swap and gain on foreign currency was $57,499 and $29,698, respectively. As of December 31, 2013 and 2012, the gross unrealized depreciation on the Company's investments and loss on foreign currency was $4,747 and $1,247, respectively.

        The aggregate cost of the Company's investments for federal income tax purposes totaled $2,247,420 and $675,823 as of December 31, 2013 and 2012, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $52,752 as of December 31, 2013. The aggregate net unrealized appreciation (depreciation) on a tax basis, including the Company's TRS with Citibank, N.A., or Citibank, was $28,451 as of December 31, 2012.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

        The following table summarizes the composition of the Company's investment portfolio at cost and fair value as of December 31, 2013 and 2012:

	December 31, 2013			December 31, 2012
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$624,327	$634,919	27%	$195,922	$200,752	29%
Senior Secured Loans—Second Lien	673,512	683,723	30%	71,607	73,451	10%
Senior Secured Bonds	79,553	82,484	4%	33,366	35,158	5%
Subordinated Debt	767,083	789,834	34%	332,214	345,849	49%
Equity/Other	105,479	109,241	5%	44,810	45,962	7%

	$2,249,954	$2,300,201	100%	$677,919	$701,172	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

        As of December 31, 2013, the Company did not "control" and was not an "affiliate" of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if it owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if it owned 5% or more of its voting securities.

        The Company's investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2013, the Company had three senior secured loan investments with aggregate unfunded commitments of $62,149 and five equity/other investments with aggregate unfunded commitments of $24,558. As of December 31, 2012, the Company had one senior secured loan investment with an unfunded commitment of $10,000. The Company maintains sufficient cash on hand to fund such unfunded commitments should the need arise.

        The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2013 and 2012:

	December 31, 2013		December 31, 2012
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Upstream	$1,112,686	48%	$335,486	48%
Midstream	288,414	13%	60,675	9%
Downstream	4,256	0%	2,978	0%
Power	159,433	7%	142,765	20%
Service & Equipment	735,412	32%	159,268	23%

Total	$2,300,201	100%	$701,172	100%

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments

        Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

        Level 1:    Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

        Level 2:    Inputs that are quoted prices for similar assets or liabilities in active markets.

        Level 3:    Inputs that are unobservable for an asset or liability.

        A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2013 and 2012, the Company's investments were categorized as follows in the fair value hierarchy:

	December 31, 2013	December 31, 2012
			Total Return Swap
Valuation Inputs	Investments	Investments
Level 1—Price quotations in active markets	$—	$—	$—
Level 2—Significant other observable inputs	—	—	—
Level 3—Significant unobservable inputs	2,300,201	701,172	3,141

	$2,300,201	$701,172	$3,141

        The Company's investments as of December 31, 2013 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. Six senior secured loan investments and two subordinated debt investments, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower's ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. Except as described below, all of the Company's equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (Continued)

investment, one subordinated debt investment and two equity/other investments, all of which were newly-issued and purchased near December 31, 2013, were valued at cost, as the Company's board of trustees determined that the cost of each such investment was the best indication of its fair value.

        The Company's investments as of December 31, 2012 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. One senior secured loan investment, for which broker quotes were not available, was valued by an independent valuation firm, which determined the fair value of such investment by considering, among other factors, the borrower's ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. All of the Company's equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. The Company valued its TRS in accordance with the agreements between its wholly-owned financing subsidiary, EP Investments LLC, or EP Investments, and Citibank which collectively established the TRS and are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS was based on the increase or decrease in the value of the assets underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The assets underlying the TRS were valued by Citibank. Citibank based its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations were sent to the Company for review and testing. The Company's valuation committee and board of trustees reviewed and approved the value of the TRS, as well as the value of the assets underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent the Company's valuation committee or board of trustees had any questions or concerns regarding the valuation of the assets underlying the TRS, such valuation was discussed or challenged pursuant to the terms of the TRS. For additional information on the Company's TRS, see Note 8.

        The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing service against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company's management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through its third-party pricing service or independent dealers, including the use of an independent valuation firm. The Company periodically benchmarks the valuations provided by the independent valuation firm against the actual prices at which it purchases and sells its investments. The Company's valuation committee and board of trustees reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company's valuation process.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (Continued)

        The following is a reconciliation for the years ended December 31, 2013 and 2012 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2013
	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Subordinated Debt	Equity/ Other	Total
Fair value at beginning of period	$200,752	$73,451	$35,158	$345,849	$45,962	$701,172
Accretion of discount (amortization of premium)	2,010	659	(78)	597	637	3,825
Net realized gain (loss)	27	2	564	4,498	—	5,091
Net change in unrealized appreciation (depreciation)	5,762	8,367	1,139	9,116	2,610	26,994
Purchases	880,162	658,910	80,924	617,025	58,581	2,295,602
Paid-in-kind interest	—	1,056	—	683	1,451	3,190
Sales and redemptions	(453,794)	(58,722)	(35,223)	(187,934)	—	(735,673)
Net transfers in or out of Level 3	—	—	—	—	—	—

Fair value at end of period	$634,919	$683,723	$82,484	$789,834	$109,241	$2,300,201

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$8,514	$10,430	$2,340	$14,696	$2,610	$38,590

	For the Year Ended December 31, 2012
	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Subordinated Debt	Equity/ Other	Total
Fair value at beginning of period	$22,720	$5,577	$4,875	$35,789	$22,681	$91,642
Accretion of discount (amortization of premium)	551	89	(7)	(343)	1,695	1,985
Net realized gain (loss)	610	78	364	1,255	—	2,307
Net change in unrealized appreciation (depreciation)	4,804	2,193	1,862	13,498	1,062	23,419
Purchases	294,678	67,537	35,377	407,895	20,524	826,011
Sales and redemptions	(122,611)	(2,023)	(7,313)	(112,245)	—	(244,192)
Net transfers in or out of Level 3	—	—	—	—	—	—

Fair value at end of period	$200,752	$73,451	$35,158	$345,849	$45,962	$701,172

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$4,693	$2,114	$1,792	$13,437	$1,062	$23,098

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (Continued)

        The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets valued by an independent valuation firm as of December 31, 2013 and 2012 were as follows:

Type of Investment	Fair Value at December 31, 2013(1)	Valuation Technique(2)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$108,313	Market Comparables	Market Yield (%)	8.0% - 11.0%	9.2%
Senior Secured Loans—Second Lien	$184,232	Market Comparables	Market Yield (%)	8.5% - 11.3%	10.2%
Subordinated Debt	$110,613	Market Comparables	Market Yield (%)	7.5% - 8.0%	7.8%
Equity/Other	$108,790	Market Comparables	Market Yield (%)	15.3% - 15.8%	15.5%
			EBITDA Multiples (x)	7.5x - 7.8x	7.6x
			Production Multiples (Mmb/d)	$191,000.0 - $194,000.0	$192,500.0
			Proved Reserves Multiples (Mmboe)	$6.1 - $16.8	$16.3
			PV-10 Multiples (x)	0.2x - 1.8x	1.0x
		Discounted Cash Flow	Discount Rate (%)	9.8% - 28.0%	15.1%
		Option Valuation Model	Volatility (%)	52.5%	52.5%

(1)
Except as otherwise described in this footnote, the remaining Level 3 assets were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. One senior secured loan investment ($52,107), one subordinated debt investment ($75,000) and two equity/other investments ($451), all of which were newly-issued and purchased near December 31, 2013, were valued at cost, as the Company's board of trustees determined that the cost of each such investment was the best indication of its fair value. As of December 31, 2013, $13,022 of the senior secured loans-first lien investments valued by the independent valuation firm consisted of unfunded loan commitments.

(2)
For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (Continued)

Type of Investment	Fair Value at December 31, 2012(1)	Valuation Technique(2)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$45,000	Market Comparables	Market Yield (%)	8.0%	8.0%
Equity/Other	$45,962	Market Comparables	Market Yield (%)	15.3% - 15.8%	15.5%
		Discounted Cash Flow	Discount Rate (%)	12.0% - 17.3%	15.2%
		Option Valuation Model	Volatility (%)	44.0%	44.0%

(1)
Except as otherwise described in this footnote, the remaining Level 3 assets were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. The TRS was valued in accordance with the TRS Agreement as discussed above. As of December 31, 2012, $10,000 of the senior secured loans-first lien investment consisted of an unfunded loan commitment.

(2)
For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

Note 8. Financing Arrangements

        The following table presents summary information with respect to the Company's outstanding financing arrangements as of December 31, 2013.

Facility	Type of Facility	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Prime Brokerage	L + 1.10%	$60,000	$140,000	September 27, 2014(1)
Citibank Credit Facility	Revolving	L + 2.50%	$174,174	$826	May 24, 2015
Deutsche Bank Credit Facility	Revolving	L + 1.80%	$240,000	—	June 24, 2014
Natixis Credit Facility	Revolving	L + 2.40%	$150,000	—	July 11, 2023

(1)
As described below, the BNP facility generally is terminable upon 270 days' notice by either party. As of December 31, 2013, neither Berwyn Funding nor BNP had provided notice of its intent to terminate the facility.

BNP Facility

        On December 11, 2013, Berwyn Funding LLC, or Berwyn Funding, the Company's wholly-owned, special-purpose financing subsidiary, entered into a committed facility arrangement, or the BNP facility, with BNP Paribas Prime Brokerage, Inc., or BNP, pursuant to which Berwyn Funding may borrow, from time to time, up to $200,000 from BNP. The BNP facility was effected through a committed facility agreement by and between Berwyn Funding and BNP, or the committed facility agreement, a U.S. PB Agreement by and between Berwyn Funding and BNP and a special custody and pledge agreement by and among Berwyn Funding, BNP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of December 11, 2013, and which are collectively referred to herein as the BNP financing agreements.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

        The Company may contribute securities to Berwyn Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Berwyn Funding or will receive fair market value for any securities sold to Berwyn Funding. Berwyn Funding may purchase additional securities from various sources. Berwyn Funding has appointed the Company to manage its portfolio of securities pursuant to the terms of an investment management agreement. Berwyn Funding will pledge certain of its securities as collateral to secure borrowings under the BNP facility. Such pledged securities will be held in a segregated custody account with State Street. The value of securities required to be pledged by Berwyn Funding is determined in accordance with the margin requirements described in the BNP financing agreements. Berwyn Funding's obligations to BNP under the facility are secured by a first priority security interest in substantially all of the assets of Berwyn Funding, including its portfolio of securities. The obligations of Berwyn Funding under the facility are non-recourse to the Company and the Company's exposure under the facility is limited to the value of the Company's investment in Berwyn Funding.

        Borrowings under the BNP facility accrue interest at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus 1.10% per annum. Interest is payable monthly in arrears. Berwyn Funding is required to pay a non-usage fee to the extent the aggregate principal amount available under the facility is not borrowed. Berwyn Funding may terminate the committed facility agreement upon 270 days' notice. Absent a default or facility termination event, BNP is required to provide Berwyn Funding with 270 days' notice prior to terminating or amending the committed facility agreement.

        As of December 31, 2013, $60,000 was outstanding under the BNP facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $299 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the 270 day period following the closing date of the BNP facility. As of December 31, 2013, $275 of such deferred financing costs had yet to be amortized to interest expense.

        The effective interest rate under the BNP facility was 1.35% per annum as of December 31, 2013. Interest is payable monthly in arrears and commenced on January 2, 2014. The Company recorded interest expense of $102 for the year ended December 31, 2013, of which $24 related to the amortization of deferred financing costs and $50 related to commitment fees on the unused portion of the facility. The Company did not pay any interest expense for the year ended December 31, 2013. The average borrowings under the facility for the period since the Company commenced borrowing thereunder to December 31, 2013 were $38,000, with a weighted average interest rate of 3.52%, which includes commitment fees on the unused portion of the facility.

        In connection with the BNP facility, Berwyn Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default and termination events included in financing transactions, the BNP financing agreements contain the following additional events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts by the Company and Berwyn Funding; (b) any

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

change in BNP's interpretation of applicable law that, in the reasonable opinion of counsel to BNP, has the effect of impeding or prohibiting the facility; (c) certain events of insolvency or bankruptcy by the Company or Berwyn Funding; (d) specified material reductions in the Company's or Berwyn Funding's net asset value; (e) any change in the Company's fundamental or material investment policies; and (f) the termination of the investment advisory and administrative services agreement or if FS Advisor otherwise ceases to act as investment adviser to the Company and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP.

        Under the terms of the BNP financing agreements, BNP has the ability to borrow a portion of the pledged collateral, or, collectively, the rehypothecated securities, subject to certain limits. Berwyn Funding receives a fee from BNP in connection with any rehypothecated securities. Berwyn Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Berwyn Funding to BNP. Berwyn Funding may recall any rehypothecated security at any time and BNP must return such security or an equivalent security within a commercially reasonable period. In the event BNP does not return the security, Berwyn Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP under the facility. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Berwyn Funding under the facility, BNP may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Berwyn Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

        Borrowings of Berwyn Funding will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Citibank Credit Facility

        On May 24, 2013, EP Funding LLC, or EP Funding, the Company's wholly-owned, special-purpose financing subsidiary, entered into a revolving credit facility, or the Citibank credit facility, with Citibank, as administrative agent, and the financial institutions and other lenders from time to time party thereto. The Citibank credit facility provides for borrowings in an aggregate principal amount up to $175,000 on a committed basis.

        The Company may contribute cash or debt securities to EP Funding from time to time, subject to certain restrictions set forth in the Citibank credit facility, and will retain a residual interest in any assets contributed through its ownership of EP Funding or will receive fair market value for any debt securities sold to EP Funding. EP Funding may purchase additional debt securities from various sources. EP Funding has appointed the Company to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. EP Funding's obligations to Citibank under the facility are secured by a first priority security interest in substantially all of the assets of EP Funding, including its portfolio of debt securities. The obligations of EP Funding under the facility are

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

non-recourse to the Company and the Company's exposure under the facility is limited to the value of the Company's investment in EP Funding.

        Borrowings under the Citibank credit facility accrue interest at a rate equal to three-month LIBOR plus 2.50% per annum during the first eighteen months of the facility and three-month LIBOR plus 2.75% per annum thereafter. Borrowings under the facility are subject to compliance with an equity coverage ratio with respect to the current value of EP Funding's portfolio and a loan compliance test with respect to the initial acquisition of each debt security in EP Funding's portfolio.

        Beginning on August 21, 2013, EP Funding became subject to a non-usage fee to the extent that the aggregate principal amount available under the Citibank credit facility is not borrowed. Outstanding borrowings under the facility will be amortized beginning on November 24, 2014. Any amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 24, 2015.

        As of December 31, 2013, $174,174 was outstanding under the Citibank credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $657 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2013, $458 of such deferred financing costs had yet to be amortized to interest expense.

        The effective interest rate under the Citibank credit facility was 2.81% per annum as of December 31, 2013. Interest is paid quarterly in arrears and commenced on November 12, 2013. The Company recorded interest expense of $2,451 for the year ended December 31, 2013, of which $199 related to the amortization of deferred financing costs and $30 related to commitment fees on the unused portion of the facility. The Company paid $1,573 in interest expense for the year ended December 31, 2013. The average borrowings under the facility for the period since the Company commenced borrowing thereunder to December 31, 2013 were $140,217, with a weighted average interest rate of 2.90%, which includes commitment fees on the unused portion of the facility.

        Under the Citibank credit facility, EP Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the facility contains the following events of default: (a) the failure to make principal or interest payments within five business days of when due; (b) the insolvency or bankruptcy of EP Funding or the Company; (c) the failure of EP Funding to be beneficially owned and controlled by the Company; (d) the resignation or removal of the Company as EP Funding's investment manager; and (e) GSO (or any affiliate thereof or any replacement thereof approved in writing by Citibank) no longer serving as the investment sub-adviser to the Company. Upon the occurrence of an event of default, Citibank may declare the outstanding principal and interest and all other amounts owing under the facility immediately due and payable. During the continuation of an event of default, EP Funding must pay interest at a default rate.

        Borrowings of EP Funding will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

Deutsche Bank Credit Facility

        On June 24, 2011, FSEP Term Funding, LLC, or FSEP Funding, the Company's wholly-owned, special-purpose financing subsidiary, entered into a revolving credit facility, or the Deutsche Bank credit facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent and the lender party thereto, which provided for borrowings in an aggregate amount of up to $50,000. On May 30, 2012, August 28, 2012 and October 18, 2012, FSEP Funding and Deutsche Bank entered into separate amendments to the Deutsche Bank credit facility which increased the aggregate borrowings available under the facility to $100,000, $175,000 and $240,000, respectively. On June 24, 2013, FSEP Funding and Deutsche Bank entered into an additional amendment to the Deutsche Bank credit facility which extended the maturity date of the facility to June 24, 2014 and consolidated the existing four tranches of commitments under the facility into a single tranche of commitments with an aggregate principal amount of $240,000.

        Under the Deutsche Bank credit facility, the Company has transferred from time to time cash or securities to FSEP Funding as a contribution to capital and retains a residual interest in the contributed cash or securities through the Company's ownership of FSEP Funding. The Company may contribute additional cash or securities to FSEP Funding from time to time and FSEP Funding may purchase additional securities from various sources. FSEP Funding has appointed the Company to manage its portfolio of securities pursuant to the terms of an investment management agreement. FSEP Funding's obligations to Deutsche Bank under the facility are secured by a first priority security interest in substantially all of the assets of FSEP Funding, including its portfolio of securities. The obligations of FSEP Funding under the facility are non-recourse to the Company and the Company's exposure under the facility is limited to the value of the Company's investment in FSEP Funding.

        Pricing under the Deutsche Bank credit facility is based on LIBOR for an interest period equal to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, with the commitments under the facility bearing interest at the rate of LIBOR plus 1.80% per annum. FSEP Funding is subject to a non-usage fee to the extent that the aggregate principal amount available under the facility is not borrowed. Any amounts borrowed under the Deutsche Bank credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on June 24, 2014.

        As of December 31, 2013 and 2012, $240,000 and $185,232, respectively, was outstanding under the Deutsche Bank credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $1,300 in connection with obtaining and amending the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2013, $288 of such deferred financing costs had yet to be amortized to interest expense.

        The effective interest rate under the Deutsche Bank credit facility was 2.04% per annum as of December 31, 2013. Interest is paid quarterly in arrears. The Company recorded interest expense of $5,337, $2,132 and $274 for the years ended December 31, 2013, 2012 and 2011, respectively, of which $637, $331 and $44, respectively, related to the amortization of deferred financing costs and $191, $85 and $118, respectively, related to commitment fees on the unused portion of the facility. The Company paid $4,546, $1,332 and $121 in interest expense for the years ended December 31, 2013, 2012 and

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

2011, respectively. The average borrowings under the facility for the years ended December 31, 2013, 2012 and 2011 were $216,410, $81,825 and $13,033, respectively, with a weighted average interest rate of 2.17%, 2.19% and 4.18%, respectively, which includes commitment fees on the unused portion of the facility.

        Borrowings under the Deutsche Bank credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to FSEP Funding varies depending upon the types of assets in FSEP Funding's portfolio. The occurrence of certain events described as "Super-Collateralization Events" in the credit agreement that governs the Deutsche Bank credit facility, or a decline in the Company's net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation: (i) certain key employees ceasing to be directors, principals, officers or investment managers of GSO; (ii) the bankruptcy or insolvency of GSO or FS Advisor; (iii) GSO ceasing to act as the Company's sub-adviser or FS Advisor ceasing to act as the Company's investment adviser; (iv) the Company ceasing to act as FSEP Funding's investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and (v) the Company, GSO or FS Advisor committing fraud or other illicit acts in its or their investment advisory capacities.

        In connection with the Deutsche Bank credit facility, FSEP Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) borrowings under the facility exceeding the applicable advance rates; (c) the purchase by FSEP Funding of certain ineligible assets; (d) the insolvency or bankruptcy of FSEP Funding or the Company; (e) the Company ceasing to act as investment manager of FSEP Funding's assets; (f) the decline of the Company's net asset value below a specified threshold; and (g) fraud or other illicit acts by the Company, FS Advisor or GSO in its or their investment advisory capacities. During the continuation of an event of default, FSEP Funding must pay interest at a default rate.

        Borrowings of FSEP Funding will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Natixis Credit Facility

        On July 11, 2013, Energy Funding LLC, or Energy Funding, the Company's wholly-owned, special-purpose financing subsidiary, entered into a revolving credit facility, or the Natixis credit facility, with Natixis, New York Branch, or Natixis, as administrative agent and lender, Wells Fargo Bank, National Association, as collateral agent and custodian, and the other lenders from time to time party thereto. The Natixis credit facility provides for borrowings in an aggregate principal amount up to $150,000 on a committed basis.

        The Company may contribute cash or debt securities to Energy Funding from time to time, subject to certain restrictions set forth in the Natixis credit facility, and will retain a residual interest in any

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

assets contributed through its ownership of Energy Funding or will receive fair market value for any debt securities sold to Energy Funding. Energy Funding may purchase additional debt securities from various sources. Energy Funding has appointed the Company to manage its portfolio of debt securities pursuant to the terms of a collateral management agreement. Energy Funding's obligations to the lenders under the facility are secured by a first priority security interest in substantially all of the assets of Energy Funding, including its portfolio of debt securities. The obligations of Energy Funding under the facility are non-recourse to the Company and the Company's exposure under the facility is limited to the value of the Company's investment in Energy Funding.

        Borrowings under the Natixis credit facility accrue interest at a rate equal to three-month LIBOR plus 2.40% per annum. Borrowings under the facility are subject to compliance with, among other things, an overcollateralization ratio test with respect to the current value of Energy Funding's portfolio, an interest coverage ratio test with respect to the payments due under the facility and eligibility criteria with respect to the initial acquisition of each debt security in Energy Funding's portfolio.

        Energy Funding is subject to a non-usage fee to the extent that the aggregate principal amount available under the Natixis credit facility is not borrowed. Any amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 11, 2023.

        As of December 31, 2013, $150,000 was outstanding under the Natixis credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $2,544 in connection with obtaining the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2013, $2,424 of such deferred financing costs had yet to be amortized to interest expense.

        The effective interest rate under the Natixis credit facility was 2.94% per annum as of December 31, 2013. Interest is paid quarterly in arrears and commenced on November 20, 2013. The Company recorded interest expense of $1,407 for the year ended December 31, 2013, of which $120 related to the amortization of deferred financing costs and $185 related to commitment fees on the unused portion of the facility. The Company paid $771 in interest expense for the year ended December 31, 2013. The average borrowings under the facility for the period since the Company commenced borrowing thereunder to December 31, 2013 were $118,820, with a weighted average interest rate of 2.99%, which includes commitment fees on the unused portion of the facility for such period.

        In connection with the Natixis credit facility, Energy Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within five business days of when due; (b) Energy Funding becoming an investment company required to be registered under the 1940 Act; (c) certain events of insolvency or bankruptcy of Energy Funding; (d) the resignation or removal of the Company as Energy Funding's collateral manager; (e) FS Advisor or any replacement thereof approved in writing

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (Continued)

by the majority lenders no longer serving as the investment adviser to the Company; and (f) GSO or any replacement thereof approved in writing by the majority lenders no longer serving as the investment sub-adviser to the Company. Upon the occurrence of an event of default, the majority lenders or Natixis (acting at the direction of the majority lenders) may declare the outstanding principal and interest and all other amounts owing under the facility immediately due and payable. During the continuation of an event of default, Energy Funding must pay interest at a default rate.

        Borrowings of Energy Funding will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Total Return Swap

        On May 24, 2013, the Company's wholly-owned, special-purpose financing subsidiary, EP Investments, and Citibank entered into a Termination Acknowledgment (TRS), or the termination acknowledgment, pursuant to which EP Investments and Citibank agreed to immediately terminate the TRS Agreement and all transactions thereunder.

        The TRS was for a portfolio of senior secured floating rate loans and other debt securities with a maximum notional amount of $200,000. EP Investments received from Citibank all interest and fees payable in respect of the assets underlying the TRS. EP Investments paid to Citibank interest at a rate equal to one-month LIBOR plus 1.30% per annum on the full notional amount of the assets subject to the TRS. In addition, upon the termination or repayment of any asset subject to the TRS, EP Investments either received from Citibank the appreciation in the value of such asset or paid to Citibank any depreciation in the value of such asset.

        EP Investments was permitted to terminate the TRS upon prior written notice to Citibank, and no termination fee was payable in connection with the termination of the TRS.

        Upon the termination of the TRS, the Company recognized $9,011 of gains, $2,467 of which represented periodic net settlement payments due on the TRS.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 9. Financial Highlights

        The following is a schedule of financial highlights of the Company for the years ended December 31, 2013, 2012 and 2011. The Company has omitted the financial highlights for the period from September 16, 2010 (Inception) to December 31, 2010 since the Company did not have operations as of December 31, 2010.

	Year Ended December 31,
	2013	2012	2011
Per Share Data:(1)
Net asset value, beginning of period	$9.34	$8.74	$8.91
Results of operations(2)
Net investment income (loss)	0.58	0.33	0.16
Net realized and unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency	0.36	1.05	0.07

Net increase (decrease) in net assets resulting from operations	0.94	1.38	0.23

Shareholder distributions(3)
Distributions from net investment income	(0.65)	(0.49)	(0.27)
Distributions from net realized gain on investments	(0.01)	(0.10)	(0.01)
Distributions representing tax return of capital	—	(0.04)	—

Net decrease in net assets resulting from shareholder distributions	(0.66)	(0.63)	(0.28)

Capital share transactions
Issuance of common shares(4)	0.09	0.02	0.10
Repurchases of common shares(5)	—	—	—
Offering costs(2)	(0.05)	(0.12)	(0.39)
Payments to investment adviser for offering and organization costs(2)	—	(0.07)	(0.26)
Capital contributions of investment adviser(2)	—	0.02	0.43

Net increase (decrease) in net assets resulting from capital share transactions	0.04	(0.15)	(0.12)

Net asset value, end of period	$9.66	$9.34	$8.74

Shares outstanding, end of period	173,532,259	64,524,909	7,746,643

Total return(6)	10.49%	14.07%	1.23%

Ratio/Supplemental Data:
Net assets, end of period	$1,676,237	$602,889	$67,685

Ratio of net investment income to average net assets(7)	6.04%	3.64%	1.83%

Ratio of total expenses to average net assets(7)	5.89%	7.09%	4.11%
Ratio of expenses reimbursed by sponsor to average net assets(7)	—	(0.51)%	(2.03)%
Ratio of expense recoupment payable to sponsor to average net assets(7)	—	0.51%	—

Ratio of net expenses to average net assets(7)	5.89%	7.09%	2.08%

Portfolio turnover	53.26%	75.24%	12.77%

(1)
The share information utilized to determine per share data for the years ended December 31, 2012 and 2011 has been retroactively adjusted to reflect the share distribution discussed in Note 5.

(2)
The per share data was derived by using the weighted average shares outstanding during the applicable period.

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 9. Financial Highlights (Continued)

(3)
The per share data for distributions reflects the actual amount of distributions paid per share (as adjusted for share distributions) during the applicable period.

(4)
The issuance of common shares on a per share basis reflects the incremental net asset value changes as a result of the issuance of common shares in the Company's continuous public offering and pursuant to the Company's distribution reinvestment plan. The issuance of common shares at an offering price, net of sales commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)
The per share impact of the Company's repurchases of common shares is a reduction to net asset value of less than $0.01 per share during the period.

(6)
The total return for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share which were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. The 2011 total return is based on an initial investment at $8.91 per share, which represents the initial offering price per share, net of sales commissions and dealer manager fees, after taking into account the share distribution to shareholders described in Note 5. The total return does not consider the effect of the sales load from the sale of the Company's common shares. The total return includes the effect of the issuance of common shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company's future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company's ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities the Company acquires, the level of the Company's expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company's investment portfolio during the applicable period and are calculated in accordance with GAAP. These return figures do not represent an actual return to shareholders.

(7)
Weighted average net assets during the years ended December 31, 2013 and 2012 and the period from July 18, 2011 (commencement of operations) through December 31, 2011 are used for this calculation. Ratios for the period from July 18, 2011 (commencement of operations) through December 31, 2011 are not annualized. The following is a schedule of supplemental ratios for the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
	2013	2012	2011
Ratio of accrued capital gains incentive fees to average net assets	0.75%	2.30%	0.19%
Ratio of subordinated income incentive fees to average net assets	0.69%	—	—
Ratio of interest expense to average net assets	0.84%	0.77%	0.79%
Ratio of income and excise taxes to average net assets	0.07%	—	—

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 10. Selected Quarterly Financial Data (Unaudited)

        The following is the quarterly results of operations for the years ended December 31, 2013 and 2012. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Investment income	$51,328	$35,591	$24,172	$20,911
Operating expenses
Total expenses	28,631	16,014	8,601	11,952

Net investment income	22,697	19,577	15,571	8,959
Realized and unrealized gain (loss)	22,320	9,329	(8,125)	18,042

Net increase (decrease) in net assets resulting from operations	$45,017	$28,906	$7,446	$27,001

Per share information-basic and diluted
Net investment income	$0.14	$0.15	$0.16	$0.12

Net increase (decrease) in net assets resulting from operations	$0.28	$0.23	$0.07	$0.36

Weighted average shares outstanding	160,041,263	126,833,608	100,028,169	75,360,255

FS Energy and Power Fund

Notes to Consolidated Financial Statements (Continued)
(in thousands, except share and per share amounts)

Note 10. Selected Quarterly Financial Data (Unaudited) (Continued)

	Quarter Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Investment income	$14,239	$8,671	$4,337	$2,718
Operating expenses
Total expenses	9,106	6,851	1,867	1,979
Less: Expense reimbursement from sponsor	—	—	631	801
Add: Expense recoupment to sponsor	1,083	349	—	—

Net expenses	10,189	7,200	1,236	1,178

Net investment income	4,050	1,471	3,101	1,540
Realized and unrealized gain (loss)	15,110	15,818	(1,430)	2,603

Net increase (decrease) in net assets resulting from operations	$19,160	$17,289	$1,671	$4,143

Per share information-basic and diluted
Net investment income	$0.07	$0.04	$0.15	$0.14

Net increase (decrease) in net assets resulting from operations	$0.35	$0.48	$0.08	$0.38

Weighted average shares outstanding(1)	54,468,833	36,357,952	20,784,076	10,889,229

(1)
The weighted average share information for the quarter ended March 31, 2012 has been retroactively adjusted to reflect the share distribution discussed in Note 5.

        The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2013 and 2012. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

A – 1 Subscription Agreement FS Energy and Power Fund The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of common shares of beneficial interest (the “Shares”) of FS Energy and Power Fund, a Delaware statutory trust (sometimes referred to herein as the “Company”), set forth below. FS Energy and Power Fund 1. Investment (Mark initial or additional investment) Subscription Amount $Initial Investment ($5,000 minimum) Additional Investment ($500 minimum) 2. Investment Type (Select only one — Mark the appropriate box under brokerage or advisory) Brokerage Advisory** Public Offering Price Net of Commission* Wrap Account RIA *B y a registered representative on his or her own behalf **Advisory options determined by agreement on file with FS2 Capital Partners, LLC 3. Ownership (Select only one) + Please fill out part A of the Investor Information section (section 4) SINGLE OWNER+ MULTIPLE OWNERS+ MINOR ACCOUNT+ Individual* Community Property UGMA: State of To make a transfer on death (“TOD”) designation, attach a completed TOD form Tenants in Common UTMA: State of Joint Tenants with Rights of Survivorship* To make a TOD designation, attach a completed TOD form OTHER ACCOUNT# # Please fill out part B of the Investor Information section (section 4) Qualified Pension Profit-Sharing Plan Estate Other + Corporation Partnership Trust * You can obtain a TOD form by visiting www.fsenergyandpowerfund.com. Please attach the pages of the trust or plan document (or corporate resolution) which list the names of the trust or plan, trustees, signatures and date. The FS Trustee Certification of Investment Powers Form for Trust Accounts may be completed in lieu of providing trust documents. You can obtain this form by visiting www.fsenergyandpowerfund.com. QUALIFIED PLAN ACCOUNT+ Traditional IRA Roth IRA Rollover IRA SIMPLE IRA SEP KEOGH Other CUSTODIAL ARRANGEMENT (Please select custodian) Name of Custodian Custodian Phone # Mailing Address (street) (city/state) (zip) To be completed by custodian above Custodian Authorization: Custodian Tax ID # Custodian Account # 4. Investor Information (Please print) Individual Owner/Beneficial Owner (first, middle, last) SSN Date of Birth (mm/dd/yyyy) Joint Owner/Beneficial Owner (first, middle, last) SSN Date of Birth (mm/dd/yyyy) Mailing Address (You must include a permanent street address even if your mailing address is a P.O. Box) (city/state) (zip) Street Address (Leave blank if your street address and mailing address are the same) (city/state) (zip) Phone # E-mail Address Country of Citizenship In lieu of receiving documents by mail, you can enroll in the Franklin Square Paperless Green Program. Please visit www.franklinsquare.com, and click the “Investor Log-In” button. Follow this link to the E-Consent and fill out the required account information. A

FS Energy and Power Fund | Subscription Agreement A – 2 4. Investor Information (continued) Trust/Corp/Partnership/Other SSN/Tax ID # Date of Trust (mm/dd/yyyy) Mailing Address (You must include a permanent street address even if your mailing address is a P.O. Box) (city/state) (zip) Street Address (Leave blank if your street address and mailing address are the same) (city/state) (zip) Trustee(s) SSN/Tax ID # If Corporation: C Corp S Corp Officer(s), General Partner or Authorized Person(s) B 5. Distributions (Custodial accounts may not direct distributions without the custodian’s approval) If this election is not completed, the Company will default to sending the investor’s cash distributions out by check to his or her address of record provided in section 4 or to the custodian indicated in section 3, as applicable. I hereby elect the distribution option indicated below: I choose to participate in the Company’s Distribution Reinvestment Plan.* I choose to have distributions deposited in a checking, savings or brokerage account. (Complete information below.) I choose to have distributions sent to the address in section 4. (Or section 3 for custodial or brokerage accounts. Cash distributions for custodial and brokerage accounts will be sent to the custodian of record.) I choose to have distributions mailed to me at the following address: * The Company requires that each investor who elects to have his or her distributions reinvested pursuant to the Company’s Distribution Reinvestment Plan notify the Company and the broker dealer named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides and as set forth in Section 6 below. I authorize the Company or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws. I acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses. Name of Financial Institution Account Type Mailing Address (street) (city/state) (zip) ABA Routing Number (if applicable) Account Number 6. Investor Representations (Initials required for letters a–d and any state suitability requirement that may apply) Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In order to induce the Company to accept this subscription, I (we) hereby represent and warrant that: Owner (initials) Joint Owner (initials) a) I (we) have received a Prospectus for the Company relating to the Shares for which I am (we are) subscribing, wherein the terms and conditions of the offering are described, and I (we) agree to be bound by the terms and conditions therein. b) I (we) certify that I (we) have either (1) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth (not including home, furnishings and personal automobiles) of at least $250,000, or that I (we) meet the higher suitability requirements imposed by my (our) state of primary residence as set forth in the Prospectus for the Company relating to the Shares under “Suitability Standards.” c) I am (we are) purchasing Shares for my (our) own account. d) I (we) acknowledge that the Shares are not liquid, there is no public market for the Shares, and I (we) may not be able to sell the Shares. e) If I am (we are) a resident of Alabama, I (we) certify that I (we) have a net worth of at least 10 times my (our) investment in the Company and other similar programs and I (we) meet one of the established suitability standards described under (b) above. f) If I am (we are) a resident of Idaho, I (we) certify that this investment does not exceed 10% of my (our) liquid net worth and I (we) meet one of the established suitability standards described under (b) above. Liquid net worth is defined as that portion of my (our) net worth consisting of cash, cash equivalents and readily marketable securities. g) If I am (we are) a resident of Iowa, I (we) certify that my (our) total investment in the Shares does not exceed 10% of my (our) liquid net worth and I (we) meet one of the established suitability standards described under (b) above. Liquid net worth is defined as that portion of an investor’s net worth that consists of cash, cash equivalents and readily marketable securities. h) If I am (we are) a resident of Kansas, I (we) hereby acknowledge that the Office of the Kansas Securities Commissioner recommends that I (we) should limit my (our) aggregate investment in the Company and other non-traded business development companies to not more than 10% of my (our) liquid net worth and I (we) meet one of the established suitability standards described under (b) above. Liquid net worth is that portion of my (our) total net worth that consists of cash, cash equivalents and readily marketable securities. i) If I am (we are) a resident of Kentucky, I (we) certify that I (we) have either (1) a liquid net worth of $85,000 and annual gross income of $85,000 or (2) a liquid net worth of $300,000. I (we) further certify that my (our) total investment in the Company does not exceed 10% of my (our) liquid net worth. j) If I am (we are) a resident of Maine, I (we) hereby acknowledge that the Maine Office of Securities recommends that my (our) aggregate investment in the Company and its affiliates not exceed 10% of my (our) liquid net worth and I (we) meet one of the established suitability standards described under (b) above. Liquid net worth is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. k) If I am (we are) a resident of Massachusetts, I (we) hereby acknowledge that it is recommended by the Massachusetts Securities Division that I (we) not invest in the aggregate more than 10% of my (our) liquid net worth in the Company and other non-traded business development companies and I (we) meet one of the established suitability standards described under (b) above. Liquid net worth is that portion of my (our) net worth that consists of cash, cash equivalents and readily marketable securities.

FS Energy and Power Fund | Subscription Agreement 6. Investor Representations (continued) Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person power of attorney to make such representations on your behalf. In order to induce the Company to accept this subscription, I (we) hereby represent and warrant that: Owner (initials) Joint Owner (initials) l) If I am (we are) a resident of Nebraska, Oklahoma or Oregon, I (we) certify that my (our) investment in the Shares does not exceed 10% of my (our) net worth and I (we) meet one of the established suitability standards described under (b) above. m) If I am (we are) a resident of New Jersey, I (we) certify that my (our) investment in non-traded business development companies, including my (our) investment in the Shares and any affiliates of the Company, does not exceed 10% of my (our) liquid net worth and I (we) meet one of the established suitability standards described under (b) above. Liquid net worth is that portion of my (our) net worth that is comprised of cash, cash equivalents and readily marketable securities. n) If I am (we are) a resident of New Mexico, I (we) certify that I (we) will limit my (our) investment in non-traded business development companies, including my (our) investment in the Shares and in the Company’s affiliates, to a maximum of 10% of my (our) liquid net worth and I (we) meet one of the established suitability standards described under (b) above. Liquid net worth is that portion of my (our) net worth that is comprised of cash, cash equivalents and readily marketable securities. o) If I am (we are) a resident of North Dakota, I (we) certify that I (we) have a net worth of at least 10 times my (our) investment in the Company and I (we) meet one of the established suitability standards described under (b) above. p) If I am (we are) a resident of Ohio, I (we) certify that my (our) investment in non-traded business development companies, including my (our) investment in the Shares and any affiliates of the Company, does not exceed 10% of my (our) liquid net worth and I (we) meet one of the established suitability standards described under (b) above. Liquid net worth is that portion of my (our) net worth that is comprised of cash, cash equivalents and readily marketable securities. q) If I am (we are) a resident of Tennessee, I (we) certify that I (we) have either (1) a liquid net worth of $85,000 and a minimum annual gross income of $85,000 or (2) a minimum liquid net worth of $300,000. 7. Important Information (Rights, Certifications, Authorizations — BOTH SIGNATURES REQUIRED) Substitute IRS Form W-9 Certification: I (we) declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. Under penalties of perjury, each investor signing below certifies that (1) the number shown in the Investor Social Security Number/Taxpayer Identification Number field in section 4 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a non-resident alien). NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. By signing below, you hereby acknowledge receipt of the Prospectus of the Company relating to the Shares for which you have subscribed, as supplemented and amended through the date hereof (as so supplemented and amended, the “Prospectus”), not less than five (5) business days prior to the signing of this Subscription Agreement. The Prospectus is available at www.sec.gov. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company at its sole and absolute discretion. You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within fifteen (15) days from the date your subscription is received and accepted, and that the sale of Shares pursuant to this Subscription Agreement will not be effective until at least five (5) business days after the date you have received a final Prospectus. By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares and you should rely only on the information contained in the Prospectus and not on any other information or representations from other sources; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment. The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and Social Security/taxpayer identification number. The Company may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial advisor. If the Company is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, the Company reserves the right to take action as the Company deems appropriate, which may include closing your account. By signing below, you also acknowledge that: • You do not expect to be able to sell your Shares regardless of how the Company performs. • If you are able to sell your Shares before we complete a liquidity event, you will likely receive less than your purchase price. • The Company does not intend to list the Shares on any securities exchange during the offering period or for what may be a significant time thereafter, and it does not expect a secondary market in the Shares to develop. • Although the Company has implemented a share repurchase program, only a limited number of Shares are eligible for repurchase. Any such repurchases will be at a 10% discount to the current offering price in effect on the date of repurchase. The Company may suspend or terminate its share repurchase program at any time. • You may not have access to the money you invest for an indefinite period of time until the Company completes a liquidity event. Moreover, there is no assurance that the Company will ever complete a liquidity event. • An investment in the Shares is not suitable for you if you need access to the money you invest in the foreseeable future. • Distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses. • The Company’s previous distributions to shareholders were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to its affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings, and the Company’s future distributions may be funded from such waivers and reimbursements. Significant portions of these distributions were not based on the Company’s investment performance, and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings had not agreed to reimburse certain of the Company’s expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of the fees owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled. The IRS does not require your consent to any provision of this Subscription Agreement other than the certifications required to avoid backup withholding. Owner or Authorized Person Signature Joint Owner or Authorized Person Signature Date (mm/dd/yyyy) Date (mm/dd/yyyy)

FS Energy and Power Fund | Subscription Agreement 8. Financial Advisor / Investor Representative The undersigned confirm on behalf of the Broker Dealer, Financial Institution or Registered Investment Adviser that they (i) are registered and/or properly licensed in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor’s prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current Prospectus and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares; and (viii) in the case of a Registered Investment Adviser, that the purchase of Shares is in the best interests of the investor. The undersigned Financial Advisor / Investor Representative or Registered Investment Adviser further represents and certifies that in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program. Broker Dealer / Financial Institution Name (first, middle, last) Financial Advisor / Investor Representative Name (first, middle, last) Mailing Address (street) (city/state) (zip) Advisor Number Branch Number Phone E-mail Address Fax Financial Advisor / Investor Representative Signature Principal Signature (if applicable) Date (mm/dd/yyyy) Date (mm/dd/yyyy) 9. Investment Instructions By Wire Transfer UMB Bank, N.A., ABA Routing #101000695, FS Energy and Power Fund, Account #9871916758 Beneficial Owner(s) (include in memo field) Custodial Accounts Forward Subscription Agreement to the custodian By Mail (Checks should be made payable to “FSEP”) FS Energy and Power Fund c/o DST Systems Inc. (877) 628-8575 Regular Mail P.O. Box 219095 Kansas City, MO 64121-9095 Express/Overnight Delivery 430 W. 7th Street Kansas City, MO 64105 FAP-FSEP-INV 4/30/2014

        You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 86,400,000

Common Shares

PRELIMINARY PROSPECTUS

[                        ], 2014

PRO-FSEP-INV

PART C
Other Information

Item 25.    Financial Statements and Exhibits

        (1) Financial Statements

        The following financial statements of FS Energy and Power Fund (the "Registrant" or the "Company") are included in Part A of this Registration Statement:

        (2) Exhibits

(a)	Third Amended and Restated Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit 3.1 to the Registrant's Current Report on Form 8-K filed on March 13, 2012.)
(b)	Amended and Restated Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Current Report on Form 8-K filed on March 13, 2012.)
(d)	Form of Subscription Agreement. (Included in the Prospectus as Appendix A and incorporated herein by reference.)*
(e)	Amended and Restated Distribution Reinvestment Plan of the Registrant. (Incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed on November 14, 2011.)
(g)(1)	Investment Advisory and Administrative Services Agreement, dated as of April 28, 2011, by and between the Registrant and FS Investment Advisor, LLC. (Incorporated by reference to Exhibit (g)(1) filed with Amendment No. 3 to the Registrant's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)

(g)(2)	Amendment No. 1, dated as of August 10, 2012, to Investment Advisory and Administrative Services Agreement, dated as of April 28, 2011, by and between the Registrant and FS Investment Advisor, LLC. (Incorporated by reference to Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q filed on August 14, 2012.)
(g)(3)	Investment Sub-advisory Agreement, dated as of April 28, 2011, by and between FS Investment Advisor, LLC and GSO Capital Partners LP. (Incorporated by reference to Exhibit (g)(2) filed with Amendment No. 3 to the Registrant's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
(h)(1)	Dealer Manager Agreement, dated as of April 28, 2011, by and between the Registrant and FS2 Capital Partners, LLC. (Incorporated by reference to Exhibit (h)(1) filed with Amendment No. 3 to the Registrant's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
(h)(2)	Form of Follow-On Dealer Manager Agreement by and among FS Energy and Power Fund, FS Investment Advisor, LLC and FS2 Capital Partners, LLC. (Incorporated by reference to Exhibit (h)(2) filed with Pre-Effective Amendment No. 3 to FS Energy and Power Fund's registration statement on Form N-2(File No. 333-184407) filed on May 10, 2013.)
(h)(3)	Form of 2014 Follow-On Dealer Manager Agreement by and among the Registrant, FS Investment Advisor, LLC and FS2 Capital Partners, LLC.*
(h)(4)	Form of Selected Dealer Agreement (Included as Appendix A to the Dealer Manager Agreement). (Incorporated by reference to Exhibit (h)(1) filed with Amendment No. 3 to FS Energy and Power Fund's registration statement on Form N-2 (File No. 333-169679) filed on May 6, 2011.)
(h)(5)	Form of 2014 Follow-On Selected Dealer Agreement. (Included as Exhibit A to the Form of Follow-On Dealer Manager Agreement.)*
(j)	Custodian Agreement, dated as of November 14, 2011, by and between State Street Bank and Trust Company and the Registrant. (Incorporated by reference to Exhibit 10.6 to the Registrant's Quarterly Report on Form 10-Q filed on November 14, 2011.)
(k)(1)	Amended and Restated Credit Agreement, dated as of June 11, 2014, by and among FSEP Term Funding, LLC and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on June 17, 2014.)
(k)(2)	Asset Contribution Agreement, dated as of June 24, 2011, by and between the Registrant and FSEP Term Funding, LLC. (Incorporated by reference to Exhibit 10.8 to the Registrant's Quarterly Report on Form 10-Q filed on June 27, 2011.)
(k)(3)	Investment Management Agreement, dated as of June 24, 2011, by and between the Registrant and FSEP Term Funding, LLC. (Incorporated by reference to Exhibit 10.9 to the Registrant's Quarterly Report on Form 10-Q filed on June 27, 2011.)
(k)(4)	Security Agreement, dated as of June 24, 2011, by and between FSEP Term Funding, LLC and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.10 to the Registrant's Quarterly Report on Form 10-Q filed on June 27, 2011.)
(k)(5)	Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of May 16, 2013, by and between the Registrant and Franklin Square Holdings, L.P. (Incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed on May 17, 2013.)
(k)(6)	Termination Acknowledgment (TRS), dated as of May 24, 2013, by and between EP Investments LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on May 31, 2013.)
(k)(7)	Loan Agreement, dated as of May 24, 2013, by and among EP Funding LLC, the financial institutions and other lenders from time to time party thereto and Citibank, N.A., as administrative agent. (Incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on May 29, 2013.)

(k)(8)	Account Control Agreement, dated as of May 24, 2013, by and among EP Funding LLC, Citibank, N.A. and Virtus Group, LP. (Incorporated by reference to Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed on May 29, 2013.)
(k)(9)	Security Agreement, dated as of May 24, 2013, by and between EP Funding LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.3 to the Registrant's Current Report on Form 8-K filed on May 29, 2013.)
(k)(10)	Investment Management Agreement, dated as of May 24, 2013, by and between the Registrant and EP Funding LLC. (Incorporated by reference to Exhibit 10.4 to the Registrant's Current Report on Form 8-K filed on May 29, 2013.)
(k)(11)	Credit Agreement, dated as of July 11, 2013, by and among Energy Funding LLC, Natixis, New York Branch, Wells Fargo Bank, National Association, and the other lenders from time to time party thereto. (Incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on July 16, 2013.)
(k)(12)	Securities Account Control Agreement, dated as of July 11, 2013, by and between Energy Funding LLC and Wells Fargo Bank, National Association. (Incorporated by reference to Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed on July 16, 2013.)
(k)(13)	Collateral Management Agreement, dated as of July 11, 2013, by and between the Registrant and Energy Funding LLC. (Incorporated by reference to Exhibit 10.3 to the Registrant's Current Report on Form 8-K filed on July 16, 2013.)
(k)(14)	Committed Facility Agreement, dated as of December 11, 2013, by and between Berwyn Funding LLC and BNP Paribas Prime Brokerage, Inc. (Incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on December 17, 2013.)
(k)(15)	U.S. PB Agreement, dated as of December 11, 2013, by and between Berwyn Funding LLC and BNP Paribas Prime Brokerage, Inc. (Incorporated by reference to Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed on December 17, 2013.)
(k)(16)	Special Custody and Pledge Agreement, dated as of December 11, 2013, by and between Berwyn Funding LLC, BNP Paribas Prime Brokerage, Inc. and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 10.3 to the Registrant's Current Report on Form 8-K filed on December 17, 2013.)
(k)(17)	Investment Management Agreement, dated as of December 11, 2013, by and between the Registrant and Berwyn Funding LLC. (Incorporated by reference to Exhibit 10.4 to the Registrant's Current Report on Form 8-K filed on December 17, 2013.)
(k)(18)	First Amendment Agreement, dated as of August 18, 2014, between BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities and Berwyn Funding LLC. (Incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on August 21, 2014.)
(k)(19)	Loan and Servicing Agreement, dated as of September 9, 2014, among Wayne Funding LLC, as borrower, Wells Fargo Securities, LLC, as administrative agent, Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian, and the other lenders and lender agents from time to time party thereto. (Incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)
(k)(20)	Purchase and Sale Agreement, dated as of September 9, 2014, by and between Wayne Funding LLC, as purchaser, and the Registrant, as seller. (Incorporated by reference to Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)
(k)(21)	Collateral Management Agreement, dated as of September 9, 2014, by and between Wayne Funding LLC and the Registrant, as collateral manager. (Incorporated by reference to Exhibit 10.3 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)
(k)(22)	Securities Account Control Agreement, dated as of September 9, 2014, by and among Wayne Funding LLC, as pledgor, Wells Fargo Bank, National Association, as collateral agent, and Wells Fargo Bank, National Association, as securities intermediary. (Incorporated by reference to Exhibit 10.4 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)

(k)(23)	Amended and Restated Sale and Contribution Agreement, dated as of September 11, 2014, by and between the Registrant and Gladwyne Funding LLC. (Incorporated by reference to Exhibit 10.5 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)
(k)(24)	Indenture, dated as of September 11, 2014, by and between Gladwyne Funding LLC and Citibank, N.A., as trustee. (Incorporated by reference to Exhibit 10.6 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)
(k)(25)	Gladwyne Funding LLC Floating Rate Notes due 2024. (Incorporated by reference to Exhibit 10.7 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)
(k)(26)	September 1996 Version Master Repurchase Agreement between Goldman Sachs Bank USA and Strafford Funding LLC, together with the related Annex and Master Confirmation thereto, each dated as of September 11, 2014. (Incorporated by reference to Exhibit 10.8 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)
(k)(27)	Revolving Credit Agreement, dated as of September 11, 2014, by and between the Registrant and Strafford Funding LLC. (Incorporated by reference to Exhibit 10.9 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)
(k)(28)	Amended and Restated Investment Management Agreement, dated as of September 11, 2014, by and between Gladwyne Funding LLC and the Registrant. (Incorporated by reference to Exhibit 10.10 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)
(k)(29)	Collateral Administration Agreement, dated as of September 11, 2014, by and among Gladwyne Funding LLC, the Registrant and Virtus Group, LP. (Incorporated by reference to Exhibit 10.11 to the Registrant's Current Report on Form 8-K filed on September 15, 2014.)
(l)	Opinion of Richards, Layton & Finger, P.A.*
(n)(1)	Consent of Richards, Layton & Finger, P.A. (Incorporated by reference to Exhibit (l) hereto.)*
(n)(2)	Consent of McGladrey LLP.*
(r)(1)	Code of Ethics of the Registrant. (Incorporated by reference to Exhibit 14.1 to the Registrant's Current Report on Form 8-K filed on December 13, 2013.)
(r)(2)	Code of Ethics of FS Investment Advisor, LLC. (Incorporated by reference to Exhibit (r)(2) to the Registrant's registration statement on Form N-2 (File No. 333-184407) filed on February 27, 2013.)

*
Filed herewith.

Item 26.    Marketing Arrangements

        The information contained under the heading "Plan of Distribution" in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

SEC registration fee		$110,437
FINRA filing fee		$143,060
Blue sky expenses	$	*
Advertising and sales literature	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing	$	*
Seminars	$	*
Miscellaneous fees and expenses	$	*

Total		$14,256,000

*
To be provided by amendment.

        The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control

        Not applicable.

Item 29.

Number of Holders of Securities

        The following table sets forth the number of record holders of the Registrant's capital shares at July 29, 2014.

Title of Class	Number of Record Holders
Common shares of beneficial interest	63,548

Item 30.    Indemnification

        Delaware law permits a Delaware statutory trust to include in its governing instrument a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Despite this provision, and in accordance with guidelines adopted by the North American Securities Administrators Association, our declaration of trust provides that we will not indemnify (i) any individual who is a present or former trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a trustee or officer of the Company and at the request of the Company, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) FS Advisor or any of its affiliates acting as an agent of the Company (each such person an "Indemnitee") against any liability or loss suffered by such Indemnitee unless (v) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (w) the Indemnitee was acting on behalf of or performing services for the Company, (x) in the case that the Indemnitee is FS Advisor or an affiliate of FS Advisor, or an officer of the Company, FS Advisor or an affiliate of FS Advisor, such liability or loss was not the result of negligence or misconduct, (y) in the case that the Indemnitee is a trustee of the Company (and not also an officer of the Company, FS Advisor or an affiliate of FS Advisor), such liability or loss was not the result of gross negligence or willful misconduct and (z) such indemnification or agreement to hold harmless is recoverable only out of net assets of the Company and not from the shareholders.

        In addition, the investment advisory and administrative services agreement provides that FS Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it will not be entitled to indemnification (including reasonable attorneys' fees and amounts reasonably paid in settlement) for any liability or loss suffered by FS Advisor or such other person, nor will FS Advisor or such other person be held harmless for any loss or liability, unless (1) FS Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company, (2) FS Advisor or such other person was acting on behalf of or performing services for the Company, (3) the liability or loss suffered was not the result of negligence or misconduct by FS Advisor or such other person and (4) the indemnification or agreement to hold FS Advisor or such other person harmless for any loss or liability is recoverable only out of the Company's net assets and not from shareholders. In accordance with the 1940 Act, the Company will not indemnify certain persons for any liability to which such persons would be subject by reason of such person's willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        FS Advisor has also entered into a sub-advisory agreement with GSO. The sub-advisory agreement provides that, in the absence of willful misconduct, bad faith or gross negligence or reckless disregard for its obligations and duties thereunder, GSO is not liable for any error or judgment or mistake of law or for any loss we suffer. In addition, the sub-advisory agreement provides that GSO will indemnify us and FS Advisor, and any respective affiliates, for any liability and expenses, including reasonable attorneys' fees, which we, FS Advisor, or any respective affiliates may sustain as a result of GSO's willful misconduct, bad faith, gross negligence, reckless disregard of its duties thereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

        Pursuant to our declaration of trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to each Indemnitee, in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made.

        In addition, Delaware law permits a trust to advance reasonable expenses to a trustee or officer and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Company's receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Company if it is ultimately determined that the standard of conduct was not met.

        Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former managers or officers of FS Advisor have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former managers or officers of FS Advisor to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Item 31.    Business and Other Connections of Investment Advisers

        A description of any other business, profession, vocation, or employment of a substantial nature in which FS Advisor, and each director or executive officer of FS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management—Board of Trustees and Executive Officers" and "Investment Advisory and Administrative Services Agreement." Additional information regarding FS Advisor and certain of its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-72236), and is incorporated herein by reference.

        A description of any other business, profession, vocation, or employment of a substantial nature in which GSO, and each director or executive officer of GSO who performs a policy-making function for GSO in connection with the performance of its services under the investment sub-advisory agreement between GSO and FS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Portfolio Management" and "Investment Advisory and Administrative Services Agreement." Additional information regarding GSO and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68243), and is incorporated herein by reference.

Item 32.    Location of Accounts and Records

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, FS Energy and Power Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104;

  (2)
  the Transfer Agent, DST Systems, Inc. 430 W. 7th Street, Kansas City, Missouri 64105-1594;

  (3)
  the Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111;

  (4)
  the investment adviser, FS Investment Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104; and

  (5)
  the administrator, FS Investment Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104.

Item 33.    Management Services

        Not Applicable.

Item 34.    Undertakings

        We hereby undertake:

  (1)
  to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

  (2)
  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  to include any prospectus required by Section 10(a)(3) of the Securities Act;

  (ii)
  to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  (iii)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  (3)
  that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

  (4)
  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (5)
  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

  (6)
  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

  (i)
  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

  (ii)
  the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

  (iii)
  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Signatures

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 31st day of October, 2014.

FS Energy and Power Fund
BY:	/S/ MICHAEL C. FORMAN
Name:	Michael C. Forman
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

        The undersigned trustees and officers of FS Energy and Power Fund hereby constitute and appoint Michael C. Forman and David J. Adelman, and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and on our behalf in the capacities indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ MICHAEL C. FORMAN Michael C. Forman	President and Chief Executive Officer and Trustee (Principal Executive Officer)	October 31, 2014
/s/ EDWARD T. GALLIVAN, JR. Edward T. Gallivan, Jr.	Chief Financial Officer (Principal Financial and Accounting Officer)	October 31, 2014
/s/ DAVID J. ADELMAN David J. Adelman	Trustee	October 31, 2014
/s/ SIDNEY R. BROWN Sidney R. Brown	Trustee	October 31, 2014
/s/ GREGORY P. CHANDLER Gregory P. Chandler	Trustee	October 31, 2014
/s/ RICHARD I. GOLDSTEIN Richard I. Goldstein	Trustee	October 31, 2014
/s/ THOMAS J. GRAVINA Thomas J. Gravina	Trustee	October 31, 2014
/s/ MICHAEL J. HELLER Michael J. Heller	Trustee	October 31, 2014
/s/ CHARLES P. PIZZI Charles P. Pizzi	Trustee	October 31, 2014
/s/ RICHARD W. VAGUE Richard W. Vague	Trustee	October 31, 2014
/s/ R. RICHARD WILLIAMS R. Richard Williams	Trustee	October 31, 2014